As filed with the Securities and Exchange Commission on November 29, 2018
Securities Act Registration No. 033-61997
Investment Company Act Registration No. 811-07343
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO. 61 (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 62 (X)
Check appropriate box or boxes
The Prudential Investment Portfolios, Inc.
Exact name of registrant as specified in charter
655 Broad Street, 17th Floor
Newark, New Jersey 07102
Address of Principal Executive Offices including Zip Code
(973) 367-7521
Registrant’s Telephone Number, Including Area Code
Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102
Name and Address of Agent for Service
It is proposed that this filing will become effective:
X immediately upon filing pursuant to paragraph (b)
__ on (____) pursuant to paragraph (b)
__ 60 days after filing pursuant to paragraph (a)(1)
__ on (____) pursuant to paragraph (a)(1)
__ 75 days after filing pursuant to paragraph (a)(2)
__ on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
__ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PGIM Asset Allocation Funds
Formerly, Prudential Asset Allocation Funds
PROSPECTUS — November 29, 2018
Fund Type
Balanced/Allocation
PGIM CONSERVATIVE ALLOCATION FUND
A: JDUAX	B: JDABX	C: JDACX	R: JDARX	Z: JDAZX	R6: JDAQX

PGIM GROWTH ALLOCATION FUND
A: JDAAX	B: JDGBX	C: JDGCX	R: JGARX	Z: JDGZX	R6: JDGQX

PGIM MODERATE ALLOCATION FUND
A: JDTAX	B: JDMBX	C: JDMCX	R: JMARX	Z: JDMZX	R6: JDTQX
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company, member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company and registered investment adviser. © 2018 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
To enroll in e-delivery, go to pgiminvestments.com/edelivery

4	SUMMARY: PGIM CONSERVATIVE ALLOCATION FUND
4	INVESTMENT OBJECTIVE
4	FUND FEES AND EXPENSES
5	INVESTMENTS, RISKS AND PERFORMANCE
9	MANAGEMENT OF THE FUND
10	BUYING AND SELLING FUND SHARES
10	TAX INFORMATION
10	PAYMENTS TO FINANCIAL INTERMEDIaries
11	SUMMARY: PGIM MODERATE ALLOCATION FUND
11	INVESTMENT OBJECTIVE
11	FUND FEES AND EXPENSES
12	INVESTMENTS, RISKS AND PERFORMANCE
16	MANAGEMENT OF THE FUND
17	BUYING AND SELLING FUND SHARES
17	TAX INFORMATION
17	PAYMENTS TO FINANCIAL INTERMEDIaries
18	SUMMARY: PGIM GROWTH ALLOCATION FUND
18	INVESTMENT OBJECTIVE
18	FUND FEES AND EXPENSES
19	INVESTMENTS, RISKS AND PERFORMANCE
23	MANAGEMENT OF THE FUND
23	BUYING AND SELLING FUND SHARES
24	TAX INFORMATION
24	PAYMENTS TO FINANCIAL INTERMEDIaries
25	MORE INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES, INVESTMENTS AND RISKS
25	THE FUND OF FUNDS STRUCTURE
26	TARGET RANGES FOR UNDERLYING FUNDS
35	INVESTMENTS AND INVESTMENT STRATEGIES
39	RISKS OF INVESTING IN THE FUNDS
44	HOW THE FUNDS ARE MANAGED
44	BOARD OF DIRECTORS
44	MANAGER
44	INVESTMENT SUBADVISER
45	PORTFOLIO MANAGERS
45	DISTRIBUTOR
45	DISCLOSURE OF PORTFOLIO HOLDINGS
46	FUND DISTRIBUTIONS AND TAX ISSUES
46	DISTRIBUTIONS
46	TAX ISSUES
48	IF YOU SELL OR EXCHANGE YOUR SHARES
49	HOW TO BUY, SELL AND EXCHANGE FUND SHARES
49	HOW TO BUY SHARES
62	HOW TO SELL YOUR SHARES
65	HOW TO EXCHANGE YOUR SHARES

69	FINANCIAL HIGHLIGHTS
88	GLOSSARY
89	APPENDIX A: WAIVERS AND DISCOUNTS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES

SUMMARY: PGIM CONSERVATIVE ALLOCATION FUND
INVESTMENT OBJECTIVE
The investment objective of the Fund is current income and a reasonable level of capital appreciation.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $25,000 or more in shares of the Fund or other funds in the PGIM Funds family. More information about these discounts as well as other waivers or discounts is available from your financial professional and is explained in Reducing or Waiving Class A's and Class C’s Sales Charges on page 52 of the Fund's Prospectus, Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries on page 89 of the Fund's Prospectus and in Rights of Accumulation on page 86 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class R	Class Z	Class R6†
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00%	5.00%	1.00%	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None
Redemption fee	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15	None	None*	None
*Direct Transfer Agent accounts holding under $10,000 of Class Z shares are subject to the $15 fee.
†Formerly known as Class Q.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Z	Class R6(1)
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	0.75%	None	None
Other expenses	0.26%	0.61%	0.29%	8.59%	0.37%	94.83%
Acquired Fund fees and expenses	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%
Total annual Fund operating expenses	1.28%	2.33%	2.01%	10.06%	1.09%	95.55%
Fee waiver and/or expense reimbursement	(0.06)%	(0.36)%	(0.04)%	(8.59)%	(0.12)%	(94.58)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement(2,3)	1.22%	1.97%	1.97%	1.47%	0.97%	0.97%
(1) Formerly known as Class Q.
(2) PGIM Investments LLC (PGIM Investments) has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.60% of average daily net assets for Class A shares, 1.35% of average daily net assets for Class B shares, 1.35% of average daily net assets for Class C shares, 0.85% of average daily net assets for Class R shares, 0.35% of average daily net assets for Class Z shares, and 0.35% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.
(3) The distributor of the Fund has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for the Fund’s Class A shares to 0.25% of the average daily net assets of the Class A shares of the Fund. Additionally, the distributor of the Fund has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for the Fund’s Class R shares to 0.50% of the average daily net assets of the Class R shares of the Fund. These waivers may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your
4	PGIM Asset Allocation Funds

investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$667	$928	$1,208	$2,005	$667	$928	$1,208	$2,005
Class B	$700	$993	$1,313	$2,250	$200	$693	$1,213	$2,250
Class C	$300	$627	$1,079	$2,334	$200	$627	$1,079	$2,334
Class R	$150	$2,129	$3,912	$7,639	$150	$2,129	$3,912	$7,639
Class Z	$99	$335	$589	$1,318	$99	$335	$589	$1,318
Class R6†	$99	$6,053	$6,106	$6,106	$99	$6,053	$6,106	$6,106
†Formerly known as Class Q.
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Fund is one of three funds which comprise the PGIM Asset Allocation Funds. Each Fund is structured as a “fund of funds,” meaning that instead of buying individual securities directly, the Fund invests primarily in other mutual funds within the PGIM Funds family. These other funds are referred to as “Underlying Funds.” More detailed information appears in More Information About the Funds’ Investment Strategies, Investments and Risks in the Prospectus.
The Funds are designed for investors who want investment professionals to make their asset allocation decisions. Each Fund offers investors a means to manage their long-term investments in light of their personal investment goals and risk tolerance. By investing in the Underlying Funds, each Fund pursues its investment objective by investing indirectly in a mix of equity and fixed-income securities appropriate for a particular type of investor. Each Fund may serve as the cornerstone of a larger investment portfolio.
Under normal market conditions, each Fund's assets will be invested in various Underlying Funds within the allocation ranges described in the Prospectus. Each Fund may hold a portion of its assets in cash or cash equivalents for cash management purposes. These cash and cash equivalents are not included in the Fund's assets for purposes of determining allocations among Underlying Funds.
The Fund seeks to achieve its investment objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed income and equity securities which may include domestic and foreign equities of all market capitalization ranges, corporate bonds, foreign debt obligations, mortgage-related securities, high yield bonds, illiquid securities and derivatives. The Fund under normal circumstances will invest approximately 60% (which may range from 55% to 65%) of its total assets in Underlying Funds that invest primarily in fixed-income securities and the remainder of the Fund's total assets in Underlying Funds that invest primarily in equity securities. The subadviser will monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class. The Fund may be appropriate for investors who need to draw income from investments while obtaining a measure of long-term capital growth to offset the risk of inflation. The Fund's focus on bonds for greater stability of principal also may make it suitable for conservative investors seeking income and modest growth and those concerned about market volatility.
Visit our website at www.pgiminvestments.com	5

Principal Risks. All investments have risks to some degree. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Affiliated Funds Risk. The Fund’s Manager serves as manager of the Underlying Funds. In addition, the Fund may invest in certain underlying funds for which its subadviser serves as subadviser. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Manager and subadviser fulfill their fiduciary duties to the Fund and the Underlying Funds. For example, the subadviser may have an incentive to allocate the Fund’s assets to those Underlying Funds for which the fees paid to the Manager or the subadviser are higher than the fees paid by other Underlying Funds for which the subadviser also serves as a subadviser. However, the Fund has adopted procedures to mitigate these concerns.
Asset Allocation Risk. The subadviser may allocate assets to an asset class that underperforms other classes. For example, the Fund may be overweighted in equities when the stock market is falling and the fixed-income market is rising. Likewise, the Fund may be overweighted in fixed-income securities when fixed-income markets are falling and the equity markets are rising.
Asset Class Variation Risk. The Underlying Funds invest principally in the securities constituting their asset class (i.e., equity and fixed income). However, under normal market conditions, an Underlying Fund may vary the percentage of assets in these securities (subject to any applicable regulatory requirements). Depending on the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund's assets invested in various Underlying Funds, the Fund's actual exposure to the securities in a particular asset class may vary substantially from the allocation to that asset class.
Credit Risk, Market Risk and Interest Rate Risk. Certain Underlying Funds may invest in debt obligations. Debt obligations have credit, market and interest rate risks. Credit risk is the possibility that an issuer of a debt obligation fails to pay interest or repay principal to the Underlying Fund. Market risk, which may affect an industry, a sector or the entire market, is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Interest rate risk refers to the fact that the value of most bonds will fall when interest rates rise. The Fund may face a heightened level of interest rate risk since the US Federal Reserve Board has ended its quantitative easing program and may continue to raise rates. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline.
Derivatives Risk. Certain Underlying Funds may invest in derivatives. Using derivatives can increase Underlying Fund losses and reduce opportunities for gains when market prices, interest rates, currency rates or the derivatives themselves behave in a way not anticipated by the Underlying Fund. Using derivatives also can have a leveraging effect and increase Underlying Fund volatility. An Underlying Fund can lose more than the amount it invests in a derivative. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Underlying Fund. Use of derivatives may have different tax consequences for the Underlying Fund than an investment in the underlying instrument, and such differences may affect the amount, timing and character of income distributed to shareholders.
The US Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.
6	PGIM Asset Allocation Funds

Equity Securities Risk. The price of a particular stock owned by an Underlying Fund could go down, or the value of the equity markets or a sector of them could go down and you could lose money. Stock markets are volatile. Generally, the stock prices of large companies are more stable than the stock prices of small companies, but this is not always the case. The Underlying Funds’ equity holdings can vary significantly from broad market indexes, and their performance can deviate from the performance of those indexes.
Foreign Market Risk. Foreign markets often are more volatile than US markets and generally are not subject to regulatory requirements comparable to those placed on US issuers. Changes in currency exchange rates can reduce or increase market performance. In addition to the general risks of investing in foreign securities, to the extent that an Underlying Fund invests in securities of emerging markets, an Underlying Fund may be exposed to a greater risk of potential turmoil, rapid changes in economic conditions or other risks.
Fund of Funds Risk. The value of an investment in the Fund will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Fund’s allocation among different Underlying Funds will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Fund to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.
Fund Rebalancing Risk. Underlying Funds may experience relatively large redemptions or investments due to a rebalancing of the Fund's investments. In such event, an Underlying Fund may be required to sell securities or to invest cash at a time when it is not advantageous to do so. Rebalancing may increase brokerage and/or other transaction costs of an Underlying Fund, increase the Underlying Fund's expenses or result in the Underlying Fund becoming too small to be economically viable. Rebalancing may also adversely affect an Underlying Fund's performance and thus the Fund's performance. The impact of rebalancing is likely to be greater when the Fund purchases, redeems or invests in a substantial portion of an Underlying Fund.
The subadviser will seek to cooperate with the subadvisers of the Underlying Funds to minimize any adverse impact on the Underlying Funds. The subadvisers of the Underlying Funds may take such actions as they deem appropriate to minimize such adverse impact, considering the potential benefits of such investments to the Underlying Funds and consistent with their obligations to the Underlying Funds. Such actions may delay the rebalancing of the Fund's investments in the event of significant market or other events that may require more rapid action.
Investment Style Risk. Investment style risk is the risk that a particular style utilized by an Underlying Fund may be out of favor for a period of time.
Liquidity Risk. Certain Underlying Funds may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by an Underlying Fund are difficult to purchase or sell. Liquidity risk also includes the risk that the Underlying Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the Underlying Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Underlying Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Junk Bonds Risk. High-yield debt obligations, including debt securities rated below investment grade—also known as “junk bonds”—have a higher risk of default and tend to be less liquid.
Visit our website at www.pgiminvestments.com	7

Market Capitalization Risk. Certain Underlying Funds may invest in stocks of small- and medium-size companies which may present above-average risks. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, the prices of stocks issued by small- and medium-size companies tend to fluctuate more than the stocks of larger, more established companies. In exchange for potentially lower risks of investing in large capitalization companies, such investments may not rise as much in value as the value of investments in smaller-capitalized companies.
Non-Diversified Status. The Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain requirements that a “diversified” mutual fund is required to meet under federal law. Unlike “diversified” funds, the Fund may invest its assets in the securities of an individual issuer, in this case any Underlying Fund, without limiting such investments within prescribed percentages pursuant to federal law. Thus, the Fund's assets may be concentrated in fewer securities than those of other funds. Therefore, a decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.
Two Underlying Funds, PGIM Global Real Estate Fund and PGIM Jennison Natural Resources Fund, are also non-diversified. This means that they may invest a larger percentage of their assets in a smaller number of issuers than a diversified fund. To the extent an Underlying Fund invests its assets in a small number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. PGIM Global Real Estate Fund and PGIM Jennison Natural Resources Fund are also more susceptible to market and other events affecting the particular industry sectors in which they invest and therefore involve more risk than Underlying Funds that do not concentrate their assets in a particular industry sector.
Portfolio Turnover Risk. The Fund does not intend to re-allocate assets among the Underlying Funds frequently in response to day-to-day changes in markets. Historically, however, certain Underlying Funds have actively and frequently traded their portfolio securities. High portfolio turnover results in higher transaction costs and can affect an Underlying Fund's, and, therefore, the Fund's, performance and can have adverse tax consequences.
Prepayment Risk. Funds investing in mortgage-related securities and asset-backed securities are subject to prepayment risk. If these securities are prepaid, an Underlying Fund may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.
Short Sale Risk. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, which may be substantial.
Market Events. Events in the financial markets have resulted in, and may continue to result in, an unusually high degree of volatility, both in non-US and US markets.  This market volatility, in addition to reduced liquidity in credit and fixed income markets, may adversely affect issuers worldwide.  Furthermore, the impact of policy and legislative changes in the US and other countries may not be fully known for some time.  This environment could make identifying investment risks and opportunities especially difficult for the subadvisers of the Underlying Funds.
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Underlying Fund securities can increase expenses.
Performance. The following bar chart shows the Fund's performance for Class Z shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the average annual returns of each of the Fund’s share classes and also compares the Fund’s performance with the average annual total returns of an index or other benchmark and a group of similar mutual funds. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
8	PGIM Asset Allocation Funds

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.pgiminvestments.com.

Best Quarter:		Worst Quarter:
10.85%	2nd Quarter 2009	-9.82%	4th Quarter 2008

1 Prior to this year, the annual total returns bar chart displayed returns for the Fund’s Class A shares. The Fund now shows annual total returns for Class Z shares in light of the relative growth of assets in this share class. The total return for Class Z shares from January 1, 2018 to September 30, 2018 was 1.08%.
Average Annual Total Returns % (including sales charges) (as of 12-31-17)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class A shares	5.06%	4.36%	4.25%	-
Class B shares	5.32%	4.58%	4.05%	-
Class C shares	9.31%	4.75%	4.05%	-
Class R shares	10.86%	5.26%	4.58%	-
Class R6 shares†*	N/A	N/A	N/A	N/A

Class Z Shares %
Return Before Taxes	11.40%	5.80%	5.10%	-
Return After Taxes on Distributions	9.78%	4.26%	3.90%	-
Return After Taxes on Distribution and Sale of Fund Shares	6.83%	4.03%	3.62%	-
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses.
† Formerly known as Class Q.
*Average annual total returns are not shown for Class R6 shares, because Class R6 shares are new. Performance for Class R6 shares will be included after Class R6 shares have been in existence for a full calendar year.
Index % (reflects no deduction for fees, expenses or taxes)
Conservative Customized Blend Index	9.54%	5.83%	4.62%	-
Russell 1000 Index	21.69%	15.71%	8.59%	-
S&P 500 Index	21.82%	15.78%	8.49%	-

Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Mixed-Asset Target Allocation Conservative Funds Average	8.64%	4.78%	4.26%	-
MANAGEMENT OF THE FUND
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Quantitative Management Associates LLC	Joel M. Kallman, MBA, CFA	Vice President and Portfolio Manager	October 2007
		Peter Vaiciunas, MBA, CFA	Senior Investment Associate and Portfolio Manager	November 2016
		Edward L. Campbell, MBA, CFA	Managing Director and Portfolio Manager	February 2018
Visit our website at www.pgiminvestments.com	9

BUYING AND SELLING FUND SHARES
	Class A**	Class C**	Class R**	Class Z**	Class R6†
Minimum initial investment*	$2,500	$2,500	None	Institutions: $5 million Group Retirement Plans: None	Institutions: $5 million Group Retirement Plans: None
Minimum subsequent investment*	$100	$100	None	None	None
* Class B shares are closed to new purchases except for exchanges from Class B shares of another fund. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Class B Shares” in the Prospectus for more information.
** Certain share classes were generally closed to investments by new group retirement plans effective on June 1, 2018.  Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Certain Share Classes to New Group Retirement Plans” in the Prospectus for more information.
†Formerly known as Class Q.
For Class A and Class C shares, the minimum initial investment for retirement accounts and custodial accounts for minors is $1,000 and the minimum subsequent investment is $100. For Class A and Class C shares, the minimum initial and subsequent investment for Automatic Investment Plan purchases is $50. Class R6 shares and Class R shares are generally not available for purchase by individuals. Class Z shares may be purchased by certain individuals, subject to minimum investment and/or other requirements. Please see “How to Buy, Sell and Exchange Fund Shares—How to Buy Shares—Qualifying for Class R Shares,” “—Qualifying for Class Z Shares,” and “—Qualifying for Class R6 Shares” in the Prospectus for purchase eligibility requirements.
Your financial intermediary may impose different investment minimums. You can purchase or redeem shares on any business day that the Fund is open through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.
10	PGIM Asset Allocation Funds

SUMMARY: PGIM MODERATE ALLOCATION FUND
INVESTMENT OBJECTIVE
The investment objective of the Fund is capital appreciation and a reasonable level of current income.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $25,000 or more in shares of the Fund or other funds in the PGIM Funds family. More information about these discounts as well as other waivers or discounts is available from your financial professional and is explained in Reducing or Waiving Class A's and Class C’s Sales Charges on page 52 of the Fund's Prospectus, Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries on page 89 of the Fund's Prospectus and in Rights of Accumulation on page 86 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class R	Class Z	Class R6†
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00%	5.00%	1.00%	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None
Redemption fee	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15	None	None*	None
*Direct Transfer Agent accounts holding under $10,000 of Class Z shares are subject to the $15 fee.
†Formerly known as Class Q.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Z	Class R6(1)
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	0.75%	None	None
Other expenses	0.23%	0.49%	0.27%	10.79%	0.71%	304.58%
Acquired Fund fees and expenses	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%
Total annual Fund operating expenses	1.31%	2.27%	2.05%	12.32%	1.49%	305.36%
Fee waiver and/or expense reimbursement	(0.05)%	(0.24)%	(0.02)%	(10.79)%	(0.46)%	(304.33)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement(2,3)	1.26%	2.03%	2.03%	1.53%	1.03%	1.03%
(1) Formerly known as Class Q.
(2) PGIM Investments LLC (PGIM Investments) has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.60% of average daily net assets for Class A shares, 1.35% of average daily net assets for Class B shares, 1.35% of average daily net assets for Class C shares, 0.85% of average daily net assets for Class R shares, 0.35% of average daily net assets for Class Z shares, and 0.35% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.
(3) The distributor of the Fund has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for the Fund’s Class A shares to 0.25% of the average daily net assets of the Class A shares of the Fund. Additionally, the distributor of the Fund has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for the Fund’s Class R shares to 0.50% of the average daily net assets of the Class R shares of the Fund. These waivers may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your
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investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$671	$938	$1,224	$2,038	$671	$938	$1,224	$2,038
Class B	$706	$986	$1,293	$2,231	$206	$686	$1,193	$2,231
Class C	$306	$641	$1,101	$2,378	$206	$641	$1,101	$2,378
Class R	$156	$2,522	$4,554	$8,469	$156	$2,522	$4,554	$8,469
Class Z	$105	$426	$770	$1,740	$105	$426	$770	$1,740
Class R6†	$105	$10,502	$10,502	$10,502	$105	$10,502	$10,502	$10,502
†Formerly known as Class Q.
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Fund is one of three funds which comprise the PGIM Asset Allocation Funds. Each Fund is structured as a “fund of funds,” meaning that instead of buying individual securities directly, the Fund invests primarily in other mutual funds within the PGIM Funds family. These other funds are referred to as “Underlying Funds.” More detailed information appears in More Information About the Funds’ Investment Strategies, Investments and Risks in the Prospectus.
The Funds are designed for investors who want investment professionals to make their asset allocation decisions. Each Fund offers investors a means to manage their long-term investments in light of their personal investment goals and risk tolerance. By investing in the Underlying Funds, each Fund pursues its investment objective by investing indirectly in a mix of equity and fixed-income securities appropriate for a particular type of investor. Each Fund may serve as the cornerstone of a larger investment portfolio.
Under normal market conditions, each Fund's assets will be invested in various Underlying Funds within the allocation ranges described in the Prospectus. Each Fund may hold a portion of its assets in cash or cash equivalents for cash management purposes. These cash and cash equivalents are not included in the Fund's assets for purposes of determining allocations among Underlying Funds.
The Fund seeks to achieve its investment objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed income and equity securities, which may include domestic and foreign equities of all market capitalization ranges, corporate bonds, foreign debt obligations, mortgage-related securities, high yield bonds, illiquid securities and derivatives. Under normal circumstances, the Fund will invest approximately 65% (which may range from 60% to 70%) of its total assets in Underlying Funds that invest primarily in a diversified portfolio of equity securities, with the remainder invested in Underlying Funds that invest primarily in fixed income securities. The subadviser will monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class. The Fund may be appropriate for investors looking for a balance of long-term capital growth and current income, with some tolerance for investment risk and market volatility.
Principal Risks. All investments have risks to some degree. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
12	PGIM Asset Allocation Funds

Affiliated Funds Risk. The Fund’s Manager serves as manager of the Underlying Funds. In addition, the Fund may invest in certain underlying funds for which its subadviser serves as subadviser. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Manager and subadviser fulfill their fiduciary duties to the Fund and the Underlying Funds. For example, the subadviser may have an incentive to allocate the Fund’s assets to those Underlying Funds for which the fees paid to the Manager or the subadviser are higher than the fees paid by other Underlying Funds for which the subadviser also serves as a subadviser. However, the Fund has adopted procedures to mitigate these concerns.
Asset Allocation Risk. The subadviser may allocate assets to an asset class that underperforms other classes. For example, the Fund may be overweighted in equities when the stock market is falling and the fixed-income market is rising. Likewise, the Fund may be overweighted in fixed-income securities when fixed-income markets are falling and the equity markets are rising.
Asset Class Variation Risk. The Underlying Funds invest principally in the securities constituting their asset class (i.e., equity and fixed income). However, under normal market conditions, an Underlying Fund may vary the percentage of assets in these securities (subject to any applicable regulatory requirements). Depending on the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund's assets invested in various Underlying Funds, the Fund's actual exposure to the securities in a particular asset class may vary substantially from the allocation to that asset class.
Credit Risk, Market Risk and Interest Rate Risk. Certain Underlying Funds may invest in debt obligations. Debt obligations have credit, market and interest rate risks. Credit risk is the possibility that an issuer of a debt obligation fails to pay interest or repay principal to the Underlying Fund. Market risk, which may affect an industry, a sector or the entire market, is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Interest rate risk refers to the fact that the value of most bonds will fall when interest rates rise. The Fund may face a heightened level of interest rate risk since the US Federal Reserve Board has ended its quantitative easing program and may continue to raise rates. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline.
Derivatives Risk. Certain Underlying Funds may invest in derivatives. Using derivatives can increase Underlying Fund losses and reduce opportunities for gains when market prices, interest rates, currency rates or the derivatives themselves behave in a way not anticipated by the Underlying Fund. Using derivatives also can have a leveraging effect and increase Underlying Fund volatility. An Underlying Fund can lose more than the amount it invests in a derivative. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Underlying Fund. Use of derivatives may have different tax consequences for the Underlying Fund than an investment in the underlying instrument, and such differences may affect the amount, timing and character of income distributed to shareholders.
The US Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.
Equity Securities Risk. The price of a particular stock owned by an Underlying Fund could go down, or the value of the equity markets or a sector of them could go down and you could lose money. Stock markets are volatile. Generally, the stock prices of large companies are more stable than the stock prices of small companies, but this is not always the case. The Underlying Funds’ equity holdings can vary significantly from broad market indexes, and their performance can deviate from the performance of those indexes.
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Foreign Market Risk. Foreign markets often are more volatile than US markets and generally are not subject to regulatory requirements comparable to those placed on US issuers. Changes in currency exchange rates can reduce or increase market performance. In addition to the general risks of investing in foreign securities, to the extent that an Underlying Fund invests in securities of emerging markets, an Underlying Fund may be exposed to a greater risk of potential turmoil, rapid changes in economic conditions or other risks.
Fund of Funds Risk. The value of an investment in the Fund will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Fund’s allocation among different Underlying Funds will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Fund to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.
Fund Rebalancing Risk. Underlying Funds may experience relatively large redemptions or investments due to a rebalancing of the Fund's investments. In such event, an Underlying Fund may be required to sell securities or to invest cash at a time when it is not advantageous to do so. Rebalancing may increase brokerage and/or other transaction costs of an Underlying Fund, increase the Underlying Fund's expenses or result in the Underlying Fund becoming too small to be economically viable. Rebalancing may also adversely affect an Underlying Fund's performance and thus the Fund's performance. The impact of rebalancing is likely to be greater when the Fund purchases, redeems or invests in a substantial portion of an Underlying Fund.
The subadviser will seek to cooperate with the subadvisers of the Underlying Funds to minimize any adverse impact on the Underlying Funds. The subadvisers of the Underlying Funds may take such actions as they deem appropriate to minimize such adverse impact, considering the potential benefits of such investments to the Underlying Funds and consistent with their obligations to the Underlying Funds. Such actions may delay the rebalancing of the Fund's investments in the event of significant market or other events that may require more rapid action.
Investment Style Risk. Investment style risk is the risk that a particular style utilized by an Underlying Fund may be out of favor for a period of time.
Liquidity Risk. Certain Underlying Funds may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by an Underlying Fund are difficult to purchase or sell. Liquidity risk also includes the risk that the Underlying Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the Underlying Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Underlying Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Junk Bonds Risk. High-yield debt obligations, including debt securities rated below investment grade—also known as “junk bonds”—have a higher risk of default and tend to be less liquid.
Market Capitalization Risk. Certain Underlying Funds may invest in stocks of small- and medium-size companies which may present above-average risks. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, the prices of stocks issued by small- and medium-size companies tend to fluctuate more than the stocks of larger, more established companies. In exchange for potentially lower risks of investing in large capitalization companies, such investments may not rise as much in value as the value of investments in smaller-capitalized companies.
14	PGIM Asset Allocation Funds

Non-Diversified Status. The Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain requirements that a “diversified” mutual fund is required to meet under federal law. Unlike “diversified” funds, the Fund may invest its assets in the securities of an individual issuer, in this case any Underlying Fund, without limiting such investments within prescribed percentages pursuant to federal law. Thus, the Fund's assets may be concentrated in fewer securities than those of other funds. Therefore, a decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.
Two Underlying Funds, PGIM Global Real Estate Fund and PGIM Jennison Natural Resources Fund, are also non-diversified. This means that they may invest a larger percentage of their assets in a smaller number of issuers than a diversified fund. To the extent an Underlying Fund invests its assets in a small number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. PGIM Global Real Estate Fund and PGIM Jennison Natural Resources Fund are also more susceptible to market and other events affecting the particular industry sectors in which they invest and therefore involve more risk than Underlying Funds that do not concentrate their assets in a particular industry sector.
Portfolio Turnover Risk. The Fund does not intend to re-allocate assets among the Underlying Funds frequently in response to day-to-day changes in markets. Historically, however, certain Underlying Funds have actively and frequently traded their portfolio securities. High portfolio turnover results in higher transaction costs and can affect an Underlying Fund's, and, therefore, the Fund's, performance and can have adverse tax consequences.
Prepayment Risk. Funds investing in mortgage-related securities and asset-backed securities are subject to prepayment risk. If these securities are prepaid, an Underlying Fund may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.
Short Sale Risk. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, which may be substantial.
Market Events. Events in the financial markets have resulted in, and may continue to result in, an unusually high degree of volatility, both in non-US and US markets.  This market volatility, in addition to reduced liquidity in credit and fixed income markets, may adversely affect issuers worldwide.  Furthermore, the impact of policy and legislative changes in the US and other countries may not be fully known for some time.  This environment could make identifying investment risks and opportunities especially difficult for the subadvisers of the Underlying Funds.
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Underlying Fund securities can increase expenses.
Performance. The following bar chart shows the Fund's performance for Class Z shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the average annual returns of each of the Fund’s share classes and also compares the Fund’s performance with the average annual total returns of an index or other benchmark and a group of similar mutual funds. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.pgiminvestments.com.
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Best Quarter:		Worst Quarter:
15.20%	2nd Quarter 2009	-16.05%	4th Quarter 2008

1 Prior to this year, the annual total returns bar chart displayed returns for the Fund’s Class A shares. The Fund now shows annual total returns for Class Z shares in light of the relative growth of assets in this share class. The total return for Class Z shares from January 1, 2018 to September 30, 2018 was 2.31%.
Average Annual Total Returns % (including sales charges) (as of 12-31-17)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class A shares	9.55%	6.92%	4.71%	-
Class B shares	10.05%	7.18%	4.52%	-
Class C shares	14.06%	7.32%	4.52%	-
Class R shares	15.73%	7.82%	5.03%	-
Class R6 shares†*	N/A	N/A	N/A	N/A

Class Z Shares %
Return Before Taxes	16.19%	8.41%	5.57%	-
Return After Taxes on Distributions	14.46%	7.01%	4.59%	-
Return After Taxes on Distribution and Sale of Fund Shares	9.69%	6.27%	4.18%	-
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses.
†Formerly known as Class Q.
*Average annual total returns are not shown for Class R6 shares, because Class R6 shares are new. Performance for Class R6 shares will be included after Class R6 shares have been in existence for a full calendar year.
Index % (reflects no deduction for fees, expenses or taxes)
Moderate Customized Blend Index	14.55%	8.87%	5.70%	-
Russell 1000 Index	21.69%	15.71%	8.59%	-
S&P 500 Index	21.82%	15.78%	8.49%	-

Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Mixed-Asset Target Allocation Moderate Funds Average*	12.75%	7.29%	4.95%	-
Lipper Mixed-Asset Target Allocation Growth Funds Average*	15.70%	9.19%	5.44%	-
* The Fund is compared to the Lipper Mixed-Asset Target Allocation Moderate Funds category, although Lipper classifies the Fund in its Mixed-Asset Target Allocation Growth Funds category. The Lipper Mixed-Asset Target Allocation Moderate Funds category is utilized because the Fund’s manager believes that the funds included in this universe provide a more appropriate basis for Fund performance comparisons.
MANAGEMENT OF THE FUND
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Quantitative Management Associates LLC	Joel M. Kallman, MBA, CFA	Vice President and Portfolio Manager	October 2007
		Peter Vaiciunas, MBA, CFA	Senior Investment Associate and Portfolio Manager	November 2016
16	PGIM Asset Allocation Funds

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
		Edward L. Campbell, MBA, CFA	Managing Director and Portfolio Manager	February 2018
BUYING AND SELLING FUND SHARES
	Class A**	Class C**	Class R**	Class Z**	Class R6†
Minimum initial investment*	$2,500	$2,500	None	Institutions: $5 million Group Retirement Plans: None	Institutions: $5 million Group Retirement Plans: None
Minimum subsequent investment*	$100	$100	None	None	None
* Class B shares are closed to new purchases except for exchanges from Class B shares of another fund. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Class B Shares” in the Prospectus for more information.
** Certain share classes were generally closed to investments by new group retirement plans effective on June 1, 2018.  Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Certain Share Classes to New Group Retirement Plans” in the Prospectus for more information.
†Formerly known as Class Q.
For Class A and Class C shares, the minimum initial investment for retirement accounts and custodial accounts for minors is $1,000 and the minimum subsequent investment is $100. For Class A and Class C shares, the minimum initial and subsequent investment for Automatic Investment Plan purchases is $50. Class R6 shares and Class R shares are generally not available for purchase by individuals. Class Z shares may be purchased by certain individuals, subject to minimum investment and/or other requirements. Please see “How to Buy, Sell and Exchange Fund Shares—How to Buy Shares—Qualifying for Class R Shares,” “—Qualifying for Class Z Shares,” and “—Qualifying for Class R6 Shares” in the Prospectus for purchase eligibility requirements.
Your financial intermediary may impose different investment minimums. You can purchase or redeem shares on any business day that the Fund is open through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.
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SUMMARY: PGIM GROWTH ALLOCATION FUND
INVESTMENT OBJECTIVE
The investment objective of the Fund is long-term capital appreciation.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $25,000 or more in shares of the Fund or other funds in the PGIM Funds family. More information about these discounts as well as other waivers or discounts is available from your financial professional and is explained in Reducing or Waiving Class A's and Class C’s Sales Charges on page 52 of the Fund's Prospectus, Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries on page 89 of the Fund's Prospectus and in Rights of Accumulation on page 86 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class R	Class Z	Class R6†
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00%	5.00%	1.00%	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None
Redemption fee	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15	None	None*	None
*Direct Transfer Agent accounts holding under $10,000 of Class Z shares are subject to the $15 fee.
†Formerly known as Class Q.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Z	Class R6(1)
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	0.75%	None	None
Other expenses	0.33%	0.65%	0.38%	10.35%	0.80%	15.20%
Acquired Fund fees and expenses	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Total annual Fund operating expenses	1.49%	2.51%	2.24%	11.96%	1.66%	16.06%
Fee waiver and/or expense reimbursement	(0.13)%	(0.40)%	(0.13)%	(10.35)%	(0.55)%	(14.95)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement(2,3)	1.36%	2.11%	2.11%	1.61%	1.11%	1.11%
(1) Formerly known as Class Q.
(2) PGIM Investments LLC (PGIM Investments) has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.60% of average daily net assets for Class A shares, 1.35% of average daily net assets for Class B shares, 1.35% of average daily net assets for Class C shares, 0.85% of average daily net assets for Class R shares, 0.35% of average daily net assets for Class Z shares, and 0.35% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.
(3) The distributor of the Fund has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for the Fund’s Class A shares to 0.25% of the average daily net assets of the Class A shares of the Fund. Additionally, the distributor of the Fund has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for the Fund’s Class R shares to 0.50% of the average daily net assets of the Class R shares of the Fund. These waivers may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your
18	PGIM Asset Allocation Funds

investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$681	$983	$1,307	$2,221	$681	$983	$1,307	$2,221
Class B	$714	$1,043	$1,400	$2,445	$214	$743	$1,300	$2,445
Class C	$314	$688	$1,188	$2,565	$214	$688	$1,188	$2,565
Class R	$164	$2,468	$4,462	$8,353	$164	$2,468	$4,462	$8,353
Class Z	$113	$470	$850	$1,919	$113	$470	$850	$1,919
Class R6†	$113	$3,091	$5,447	$9,402	$113	$3,091	$5,447	$9,402
† Formerly known as Class Q.
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Fund is one of three funds which comprise the PGIM Asset Allocation Funds. Each Fund is structured as a “fund of funds,” meaning that instead of buying individual securities directly, the Fund invests primarily in other mutual funds within the PGIM Funds family. These other funds are referred to as “Underlying Funds.” More detailed information appears in More Information About the Funds’ Investment Strategies, Investments and Risks in the Prospectus.
The Funds are designed for investors who want investment professionals to make their asset allocation decisions. Each Fund offers investors a means to manage their long-term investments in light of their personal investment goals and risk tolerance. By investing in the Underlying Funds, each Fund pursues its investment objective by investing indirectly in a mix of equity and fixed-income securities appropriate for a particular type of investor. Each Fund may serve as the cornerstone of a larger investment portfolio.
Under normal market conditions, each Fund's assets will be invested in various Underlying Funds within the allocation ranges described in the Prospectus. Each Fund may hold a portion of its assets in cash or cash equivalents for cash management purposes. These cash and cash equivalents are not included in the Fund's assets for purposes of determining allocations among Underlying Funds.
The Fund seeks to achieve its investment objective by investing primarily in Underlying Funds which invest in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest approximately 90% (which may range from 85% to 95%) of its total assets in Underlying Funds that invest primarily in a diversified portfolio of equity securities and the remainder in Underlying Funds that invest primarily in fixed-income securities ,which may include domestic and foreign equities of all market capitalization ranges, corporate bonds, foreign debt obligations, mortgage-related securities, high yield bonds, illiquid securities and derivatives. The subadviser will monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class. The Fund may be appropriate for investors seeking long-term capital growth with a significant tolerance for investment risk and market volatility. In addition, investors who already have a diversified portfolio may find this allocation suitable as an additional growth component.
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Principal Risks. All investments have risks to some degree. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Affiliated Funds Risk. The Fund’s Manager serves as manager of the Underlying Funds. In addition, the Fund may invest in certain underlying funds for which its subadviser serves as subadviser. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Manager and subadviser fulfill their fiduciary duties to the Fund and the Underlying Funds. For example, the subadviser may have an incentive to allocate the Fund’s assets to those Underlying Funds for which the fees paid to the Manager or the subadviser are higher than the fees paid by other Underlying Funds for which the subadviser also serves as a subadviser. However, the Fund has adopted procedures to mitigate these concerns.
Asset Allocation Risk. The subadviser may allocate assets to an asset class that underperforms other classes. For example, the Fund may be overweighted in equities when the stock market is falling and the fixed-income market is rising. Likewise, the Fund may be overweighted in fixed-income securities when fixed-income markets are falling and the equity markets are rising.
Asset Class Variation Risk. The Underlying Funds invest principally in the securities constituting their asset class (i.e., equity and fixed income). However, under normal market conditions, an Underlying Fund may vary the percentage of assets in these securities (subject to any applicable regulatory requirements). Depending on the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund's assets invested in various Underlying Funds, the Fund's actual exposure to the securities in a particular asset class may vary substantially from the allocation to that asset class.
Derivatives Risk. Certain Underlying Funds may invest in derivatives. Using derivatives can increase Underlying Fund losses and reduce opportunities for gains when market prices, interest rates, currency rates or the derivatives themselves behave in a way not anticipated by the Underlying Fund. Using derivatives also can have a leveraging effect and increase Underlying Fund volatility. An Underlying Fund can lose more than the amount it invests in a derivative. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Underlying Fund. Use of derivatives may have different tax consequences for the Underlying Fund than an investment in the underlying instrument, and such differences may affect the amount, timing and character of income distributed to shareholders.
The US Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.
Equity Securities Risk. The price of a particular stock owned by an Underlying Fund could go down, or the value of the equity markets or a sector of them could go down and you could lose money. Stock markets are volatile. Generally, the stock prices of large companies are more stable than the stock prices of small companies, but this is not always the case. The Underlying Funds’ equity holdings can vary significantly from broad market indexes, and their performance can deviate from the performance of those indexes.
Foreign Market Risk. Foreign markets often are more volatile than US markets and generally are not subject to regulatory requirements comparable to those placed on US issuers. Changes in currency exchange rates can reduce or increase market performance. In addition to the general risks of investing in foreign securities, to the extent that an Underlying Fund invests in securities of emerging markets, an Underlying Fund may be exposed to a greater risk of potential turmoil, rapid changes in economic conditions or other risks.
20	PGIM Asset Allocation Funds

Fund of Funds Risk. The value of an investment in the Fund will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Fund’s allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Fund to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.
Fund Rebalancing Risk. Underlying Funds may experience relatively large redemptions or investments due to a rebalancing of the Fund's investments. In such event, an Underlying Fund may be required to sell securities or to invest cash at a time when it is not advantageous to do so. Rebalancing may increase brokerage and/or other transaction costs of an Underlying Fund, increase the Underlying Fund's expenses or result in the Underlying Fund becoming too small to be economically viable. Rebalancing may also adversely affect an Underlying Fund's performance and thus the Fund's performance. The impact of rebalancing is likely to be greater when the Fund purchases, redeems or invests in a substantial portion of an Underlying Fund.
The subadviser will seek to cooperate with the subadvisers of the Underlying Funds to minimize any adverse impact on the Underlying Funds. The subadvisers of the Underlying Funds may take such actions as they deem appropriate to minimize such adverse impact, considering the potential benefits of such investments to the Underlying Funds and consistent with their obligations to the Underlying Funds. Such actions may delay the rebalancing of the Fund's investments in the event of significant market or other events that may require more rapid action.
Investment Style Risk. Investment style risk is the risk that a particular style utilized by an Underlying Fund may be out of favor for a period of time.
Liquidity Risk. Certain Underlying Funds may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by an Underlying Fund are difficult to purchase or sell. Liquidity risk also includes the risk that the Underlying Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the Underlying Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Underlying Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Market Capitalization Risk. Certain Underlying Funds may invest in stocks of small- and medium-size companies which may present above-average risks. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, the prices of stocks issued by small- and medium-size companies tend to fluctuate more than the stocks of larger, more established companies. In exchange for potentially lower risks of investing in large capitalization companies, such investments may not rise as much in value as the value of investments in smaller-capitalized companies.
Non-Diversified Status. The Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain requirements that a “diversified” mutual fund is required to meet under federal law. Unlike “diversified” funds, the Fund may invest its assets in the securities of an individual issuer, in this case any Underlying Fund, without limiting such investments within prescribed percentages pursuant to federal law. Thus, the Fund's assets may be concentrated in fewer securities than those of other funds. Therefore, a decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.
Two Underlying Funds, PGIM Global Real Estate Fund and PGIM Jennison Natural Resources Fund, are also non-diversified. This means that they may invest a larger percentage of their assets in a smaller number of issuers than a diversified fund. To the extent an Underlying Fund invests its assets in a small number of issuers, the Fund will be
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more susceptible to negative events affecting those issuers than a diversified fund. PGIM Global Real Estate Fund and PGIM Jennison Natural Resources Fund are also more susceptible to market and other events affecting the particular industry sectors in which they invest and therefore involve more risk than Underlying Funds that do not concentrate their assets in a particular industry sector.
Portfolio Turnover Risk. The Fund does not intend to re-allocate assets among the Underlying Funds frequently in response to day-to-day changes in markets. Historically, however, certain Underlying Funds have actively and frequently traded their portfolio securities. High portfolio turnover results in higher transaction costs and can affect an Underlying Fund's, and, therefore, the Fund's, performance and can have adverse tax consequences.
Short Sale Risk. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, which may be substantial.
Market Events. Events in the financial markets have resulted in, and may continue to result in, an unusually high degree of volatility, both in non-US and US markets.  This market volatility, in addition to reduced liquidity in credit and fixed income markets, may adversely affect issuers worldwide.  Furthermore, the impact of policy and legislative changes in the US and other countries may not be fully known for some time.  This environment could make identifying investment risks and opportunities especially difficult for the subadvisers of the Underlying Funds.
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Underlying Fund securities can increase expenses.
Performance. The following bar chart shows the Fund's performance for Class Z shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the average annual returns of each of the Fund’s share classes and also compares the Fund’s performance with the average annual total returns of an index or other benchmark and a group of similar mutual funds. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.pgiminvestments.com.

Best Quarter:		Worst Quarter:
19.85%	2nd Quarter 2009	-22.08%	4th Quarter 2008

1 Prior to this year, the annual total returns bar chart displayed returns for the Fund’s Class A shares. The Fund now shows annual total returns for Class Z shares in light of the relative growth of assets in this share class. The total return for Class Z shares from January 1, 2018 to September 30, 2018 was 3.12%.
Average Annual Total Returns % (including sales charges) (as of 12-31-17)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class A shares	14.41%	9.16%	4.81%	-
Class B shares	15.25%	9.44%	4.61%	-
Class C shares	19.23%	9.58%	4.63%	-
22	PGIM Asset Allocation Funds

Average Annual Total Returns % (including sales charges) (as of 12-31-17)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class R shares	20.80%	10.13%	5.16%	-
Class R6 shares†*	N/A	N/A	N/A	N/A

Class Z Shares %
Return Before Taxes	21.43%	10.67%	5.66%	-
Return After Taxes on Distributions	19.88%	9.33%	4.94%	-
Return After Taxes on Distribution and Sale of Fund Shares	12.50%	8.11%	4.35%	-
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses.
† Formerly known as Class Q.
*Average annual total returns are not shown for Class R6 shares, because Class R6 shares are new. Performance for Class R6 shares will be included after Class R6 shares have been in existence for a full calendar year.
Index % (reflects no deduction for fees, expenses or taxes)
Growth Customized Blend Index	19.97%	11.56%	6.33%	-
Russell 1000 Index	21.69%	15.71%	8.59%	-
S&P 500 Index	21.82%	15.78%	8.49%	-

Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average	20.19%	10.77%	5.20%	-
MANAGEMENT OF THE FUND
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Quantitative Management Associates LLC	Joel M. Kallman, MBA, CFA	Vice President and Portfolio Manager	October 2007
		Peter Vaiciunas, MBA, CFA	Senior Investment Associate and Portfolio Manager	November 2016
		Edward L. Campbell, MBA, CFA	Managing Director and Portfolio Manager	February 2018
BUYING AND SELLING FUND SHARES
	Class A**	Class C**	Class R**	Class Z**	Class R6†
Minimum initial investment*	$2,500	$2,500	None	Institutions: $5 million Group Retirement Plans: None	Institutions: $5 million Group Retirement Plans: None
Minimum subsequent investment*	$100	$100	None	None	None
* Class B shares are closed to new purchases except for exchanges from Class B shares of another fund. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Class B Shares” in the Prospectus for more information.
** Certain share classes were generally closed to investments by new group retirement plans effective on June 1, 2018.  Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Certain Share Classes to New Group Retirement Plans” in the Prospectus for more information.
†Formerly known as Class Q.
For Class A and Class C shares, the minimum initial investment for retirement accounts and custodial accounts for minors is $1,000 and the minimum subsequent investment is $100. For Class A and Class C shares, the minimum initial and subsequent investment for Automatic Investment Plan purchases is $50. Class R6 shares and Class R shares are generally not available for purchase by individuals. Class Z shares may be purchased by certain individuals, subject to minimum investment and/or other requirements. Please see “How to Buy, Sell and Exchange Fund Shares—How to Buy Shares—Qualifying for Class R Shares,” “—Qualifying for Class Z Shares,” and “—Qualifying for Class R6 Shares” in the Prospectus for purchase eligibility requirements.
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Your financial intermediary may impose different investment minimums. You can purchase or redeem shares on any business day that the Fund is open through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.
24	PGIM Asset Allocation Funds

MORE INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES, INVESTMENTS AND RISKS
THE FUND OF FUNDS STRUCTURE
How Do the “Funds of Funds” Work?
As funds of funds, the Funds invest in Class R6 shares of the Underlying Funds, all of which are other mutual funds in the PGIM Funds family. If an Underlying Fund does not offer Class R6 shares, then the Funds will invest in Class Z shares of the Underlying Fund. Each Fund will invest in a different blend of Underlying Funds in accordance with its specific investment objective.
Because the assets of each Fund are invested in Underlying Funds, each Fund's investment performance is directly related to the investment performance of the Underlying Funds in which it invests. A Fund's ability to meet its investment objective will depend, in part, on the extent to which the Underlying Funds realize their investment objectives. The degree to which a Fund can achieve its objective will also depend on whether the subadviser’s allocations to the various asset classes through allocation among the Underlying Funds prove successful. Also, through their investments in Underlying Funds, the Funds will bear the same types of investment risks that apply to the Underlying Funds. The degree to which a Fund is subject to investment risks will depend on the amount of the Fund's assets invested in particular Underlying Funds. For more information about these risks, see Principal Risks in the Summary and Risks of Investing in the Funds in this section.
While there is no assurance that a Fund's allocations among Underlying Funds will provide the most favorable returns to investors, it is expected that each Fund's performance will be less volatile than the performance of funds that concentrate their investments in one asset class.
An Underlying Fund may invest in the same security or investment as another Underlying Fund. Therefore, as a Fund shareholder you may end up indirectly exposed to the same security or investment held by different Underlying Funds.
Fund Fees and Expenses. As a Fund shareholder, you do not have to pay any additional sales charges or ongoing distribution fees as part of the fund of funds structure. This is because the Funds invest in Class R6 shares of the Underlying Funds (or Class Z shares, for Underlying Funds which do not offer Class R6), which do not bear those charges and fees. While there are no duplicative sales charges or distribution fees, you will bear a proportionate share of certain expenses of the Underlying Funds, in addition to the expenses of the Fund you own, such as advisory fees, fees for custodian services, Directors' fees, legal and accounting services and transfer agency services.
We will make every effort to avoid duplicative expenses where possible. An investor can avoid any duplicative expenses by investing directly in the Underlying Funds instead of a Fund. As a result of some fees being incurred by the Funds and the Underlying Funds, some of the expenses you bear as an investor in a Fund will be higher than if you invested directly in the Underlying Funds. You should consider whether any greater expense is offset by the Funds' asset allocation structure, which allows you to hold a broad array of investments while owning shares of a single mutual fund. The indirect expenses of the Funds will fluctuate over time due to fluctuations in expenses incurred by the Underlying Funds, and fluctuations in the asset allocation of the assets of the Funds among the Underlying Funds. For more information about each Fund's expenses, see Fund Fees and Expenses in each Fund’s Summary.
How Are the Funds Managed?
The Manager (PGIM Investments LLC) believes that its asset allocation strategy and the fund of funds approach will enhance the performance of the Funds and minimize their volatility. First, the Manager has identified a group of funds in the PGIM Funds family that the Funds may invest in. We refer to these funds as “Underlying Funds.” This allows portions of each Fund's assets to be invested in specific Underlying Funds that focus on a particular type and style of investing, and the Manager believes that the combinations will result in Funds with varying degrees of risk.
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Secondly, the Manager believes that, at any given time, certain investment types and styles will generate higher returns than others. Accordingly, the Manager believes that investing in a variety of investment types and styles through the Underlying Funds will reduce each Fund's volatility relative to the price movements of a single asset class. The subadviser monitors the strategy and performance of each Underlying Fund and allocates the Funds' assets among them within each Fund's stated ranges. For more information about these ranges, see “Target Ranges for Underlying Funds” below.
Underlying Funds
Each Underlying Fund has its own investment objectives and principal strategies. Except for each Underlying Fund's fundamental policies, each Underlying Fund may change its principal strategies without shareholder approval to the extent consistent with the Underlying Fund's objectives. The Underlying Funds' fundamental policies may be changed only with approval of their respective shareholders. For a description of the principal strategies of the Underlying Funds, please see the Prospectus of each Underlying Fund, which is available free of charge by telephoning (800) 225-1852.
TARGET RANGES FOR UNDERLYING FUNDS
The tables in this subsection identify the Underlying Funds that the Funds currently contemplate investing in, along with each Underlying Fund's primary investment type or style and the investment allocation ranges for the Underlying Funds that the Funds are targeting.
In response to market developments, the subadviser may rebalance the allocation of the Funds' assets among existing Underlying Funds or may add or eliminate funds from the list of Underlying Funds in accordance with each Fund's investment objective and the policies described below. The subadviser also may vary the allocation ranges for each Underlying Fund of a Fund at any time if the subadviser believes that doing so will better enable the Fund to pursue its investment objective.
PGIM Conservative Allocation Fund
The Fund's investment objective is current income and a reasonable level of capital appreciation. The Conservative Allocation Fund seeks to achieve its investment objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed-income and equity securities. The Fund under normal circumstances will invest approximately 60% (which may range from 55% to 65%) of its total assets in Underlying Funds that invest primarily in fixed-income securities and the remainder of the Fund's total assets in Underlying Funds that invest primarily in equity securities. The subadviser will monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class. The Fund may be appropriate for investors who need to draw income from investments while obtaining a measure of long-term capital growth to offset the risk of inflation. The Fund's focus on bonds for greater stability of principal also may make it suitable for conservative investors seeking income and modest growth and those concerned about market volatility.
PGIM Conservative Allocation Fund
Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
PGIM Government Income Fund	High current return	0-30%	Fixed-Income	US Government securities
PGIM High Yield Fund	Current income, and capital appreciation as a secondary objective	0-20%	Fixed-Income	High yield debt, including junk bond and emerging market debt
PGIM Short-Term Corporate Bond Fund	High current income consistent with preservation of principal	0-35%	Fixed-Income	Short duration investment-grade debt instruments
PGIM Total Return Bond Fund	Total return	0-20%	Fixed-Income	Multi-sector debt instruments
PGIM QMA International Equity Fund	Long-term growth of capital	0-20%	Equities	Growth and value oriented, focusing on large-cap foreign stocks
PGIM Jennison Growth Fund	Long-term growth of capital	0-20%	Equities	Growth-oriented, focusing on large-cap US stocks
PGIM Jennison Equity Opportunity Fund	Long-term growth of capital	0-20%	Equities	Value-oriented, focusing on multi-cap stocks
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PGIM Conservative Allocation Fund
Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
PGIM Jennison 20/20 Focus Fund	Long-term growth of capital	0-20%	Equities	Growth and value-oriented, focusing on large-cap stocks
PGIM Jennison Mid-Cap Growth Fund	Long-term capital appreciation	0-20%	Equities	Growth-oriented, focusing on mid-cap and small-cap US stocks
PGIM Jennison Value Fund	Capital appreciation	0-20%	Equities	Value-oriented, focusing on large-cap stocks
PGIM QMA Large-Cap Core Equity Fund	Long-term growth of capital	0-20%	Equities	Growth and value, focusing on large-cap stocks
PGIM Global Real Estate Fund	Capital appreciation and income	0-20%	Equities	Equity-related securities of real estate companies, principally real estate investment trusts (REITs)
PGIM Jennison Natural Resources Fund	Long-term growth of capital	0-20%	Equities	Equity-related securities of natural resource companies and asset-based securities, the value of which are related to the market value of a natural resource
PGIM QMA Mid-Cap Value Fund	Capital growth	0-20%	Equities	Medium capitalization companies (i.e., companies with equity market capitalizations that fall within the range of the Russell Midcap Index)
PGIM QMA Long-Short Equity Fund	Long-term capital appreciation	0-20%	Equities	The Fund will employ a “long-short” strategy, utilizing both long and short positions in equities and equity-related securities. A long position arises where the Fund holds a security in its portfolio, and a short position arises where the Fund sells a security it does not own by delivery of a borrowed security.
PGIM Jennison Small Company Fund	Capital growth	0-20%	Equities	The Fund normally invests at least 80% of its investable assets in equity and equity-related securities of small (i.e., companies with market capitalizations less than the largest market capitalization found in the Russell 2500 Index), less well-known companies that the subadviser believes are relatively undervalued. The subadviser looks for stocks of smaller, less well-known companies in a variety of different industries and sectors that it believes have attractive valuations, and should experience superior earnings growth on an intermediate term basis.
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PGIM Conservative Allocation Fund
Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
PGIM QMA Small-Cap Value Fund	Seeks above-average capital appreciation	0-20%	Equities	The Fund normally invests at least 80% of its investable assets in equity and equity-related securities of small-cap companies (i.e., companies with market capitalizations within the market cap range of companies included in the Russell 2000 Index or the S&P SmallCap 600 Index), measured at the time of purchase. The Fund invests in a diversified portfolio of small-cap company stocks that the subadviser believes are attractively priced when evaluated using quantitative measures such as price-to-earnings, price-to-cash flow, and price-to-book ratios.
PGIM Absolute Return Bond Fund	Seeks positive returns over the long term, regardless of market conditions	0-20%	Fixed-Income	The Fund has a flexible investment strategy and will invest in a variety of securities and instruments. The Fund will also use a variety of investment techniques in pursuing its investment objective, which may include managing duration, credit quality, yield curve positioning and currency exposure, as well as sector and security selection. Under normal market conditions, the Fund will invest at least 80% of its investable assets in debt securities and/or investments that provide exposure to bonds.
PGIM Floating Rate Income Fund	Seeks to maximize current income	0-20%	Fixed-Income	Under normal market conditions, the Fund will invest at least 80% of its investable assets in floating rate loans and other floating rate debt securities.
PGIM Emerging Markets Debt Local Currency Fund	Total return, through a combination of current income and capital appreciation	0-20%	Fixed-Income	The Fund will seek to achieve its investment objective by investing under normal circumstances at least 80% of its investable assets in currencies of, and fixed-income instruments denominated in local currencies of, emerging market countries.
PGIM QMA Large-Cap Value Fund	Long-term growth of capital	0-20%	Equities	The Fund seeks investments whose value will increase over several years. The Fund may invest in common stocks of companies of every size, including small, medium and large capitalization companies, although the Fund currently intends to mostly invest in large capitalization companies. The Fund invests at least 80% of its assets in equity and equity-related securities.
PGIM Jennison International Opportunities Fund	Long-term growth of capital	0-35%	Equities	Growth-oriented, focusing on equity and equity-related securities of non-US companies located in various countries outside the US, including non-US issuers located in emerging markets.
PGIM Short Duration Multi-Sector Bond Fund	Total return	0-35%	Fixed-Income	The Fund invests, under normal circumstances, at least 80% of its investable assets in fixed-income instruments with varying maturities.
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The Fund will normally invest approximately 60% of its total assets in Underlying Funds that invest primarily in debt obligations of varying credit quality, including securities issued or guaranteed by the US Government and its agencies, and debt obligations issued by US companies, foreign companies and foreign governments and their agencies. The Underlying Funds may invest in mortgage-related securities issued or guaranteed by US Government entities and in privately-issued mortgage-related securities (not issued or guaranteed by the US Government). These investments may include collateralized mortgage obligations and stripped mortgage-backed securities. The Underlying Funds may also invest in asset-backed securities. The debt obligations held by an Underlying Fund in which the Fund invests will have varying average maturities and average duration, depending on the investment strategies of particular Underlying Funds. Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years—the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price.
The Fund may invest up to 20% of its total assets in Underlying Funds that invest in high-yield debt obligations—also known as “junk bonds,” including securities rated below B by S&P Global Ratings (S&P), Moody's Investors Service, Inc. (Moody's) or another major rating service, and unrated debt obligations that the respective Underlying Fund's subadviser believes are comparable in quality. In the event that a security receives different ratings from different nationally recognized statistical rating organizations (NRSROs), the Underlying Fund will treat the security as being rated in the highest rating category received from an NRSRO.
The Fund may also invest up to 25% of its total assets in Underlying Funds that invest in non-US dollar denominated foreign debt obligations, including up to 10% of its total assets in Underlying Funds that invest in debt obligations of issuers in emerging markets.
The Fund will normally invest approximately 40% of its total assets in Underlying Funds that invest primarily in common stocks of US and foreign companies of all market capitalization ranges. The Fund may invest up to 20% of its total assets in Underlying Funds that invest in non-US dollar-denominated stocks of foreign companies, including companies in emerging markets. “Foreign” securities are those debt obligations or stocks of foreign companies that are denominated in foreign currencies (including the euro). Therefore, the limitations described above on the amount of the Fund's total assets that may be invested in Underlying Funds that invest in foreign debt obligations and stocks of foreign companies do not apply to US dollar-denominated foreign debt obligations or stocks.
PGIM Moderate Allocation Fund
The Fund's investment objective is capital appreciation and a reasonable level of current income. This means that the Fund seeks investments that will increase in value and investments that will pay income. The Fund seeks to achieve its objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed-income and equity securities. Under normal circumstances, the Fund will invest approximately 65% (which may range from 60% to 70%) of its total assets in Underlying Funds that invest in a diversified portfolio of equity securities with the remainder invested in Underlying Funds that invest in fixed-income securities. The subadviser will monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the allocation to each asset class.
PGIM Moderate Allocation Fund
Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
PGIM Jennison Growth Fund	Long-term growth of capital	0-30%	Equities	Growth-oriented, focusing on large-cap US stocks
PGIM Jennison Equity Opportunity Fund	Long-term growth of capital	0-20%	Equities	Value-oriented, focusing on multi-cap stocks
PGIM QMA International Equity Fund	Long-term growth of capital	0-30%	Equities	Growth and value-oriented, focusing on large-cap foreign stocks
PGIM Jennison 20/20 Focus Fund	Long-term growth of capital	0-20%	Equities	Growth and value-oriented, focusing on large-cap stocks
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PGIM Moderate Allocation Fund
Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
PGIM Jennison Mid-Cap Growth Fund	Long-term capital appreciation	0-20%	Equities	Growth-oriented, focusing on mid-cap and small-cap US stocks
PGIM Jennison Value Fund	Capital appreciation	0-20%	Equities	Value-oriented, focusing on large-cap stocks
PGIM QMA Large-Cap Core Equity Fund	Long-term growth of capital	0-20%	Equities	Growth and value, focusing on large-cap stocks
PGIM Government Income Fund	High current return	0-30%	Fixed-Income	US Government securities
PGIM High Yield Fund	Current income, and capital appreciation as a secondary objective	0-20%	Fixed-Income	High yield debt, including junk bond and emerging market debt
PGIM Short-Term Corporate Bond Fund	High current income consistent with preservation of principal	0-20%	Fixed-Income	Short duration investment-grade debt instruments
PGIM Total Return Bond Fund	Total return	0-20%	Fixed-Income	Multi-sector debt instruments
PGIM Global Real Estate Fund	Capital appreciation and income	0-20%	Equities	Equity-related securities of real estate companies, principally real estate investment trusts (REITs)
PGIM Jennison Natural Resources Fund	Long-term growth of capital	0-20%	Equities	Equity-related securities of natural resource companies and asset-based securities, the value of which are related to the market value of a natural resource
PGIM QMA Mid-Cap Value Fund	Capital growth	0-20%	Equities	Medium capitalization companies (i.e., companies with equity market capitalizations that fall within the range of the Russell Midcap Index)
PGIM QMA Long-Short Equity Fund	Long-term capital appreciation	0-20%	Equities	The Fund will employ a “long-short” strategy, utilizing both long and short positions in equities and equity-related securities. A long position arises where the Fund holds a security in its portfolio, and a short position arises where the Fund sells a security it does not own by delivery of a borrowed security.
PGIM Jennison Small Company Fund	Capital growth	0-20%	Equities	The Fund normally invests at least 80% of its investable assets in equity and equity-related securities of small (i.e., companies with market capitalizations less than the largest market capitalization found in the Russell 2500 Index), less well-known companies that the subadviser believes are relatively undervalued. The subadviser looks for stocks of smaller, less well-known companies in a variety of different industries and sectors that it believes have attractive valuations, and should experience superior earnings growth on an intermediate term basis.
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PGIM Moderate Allocation Fund
Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
PGIM QMA Small-Cap Value Fund	Seeks above-average capital appreciation	0-20%	Equities	The Fund normally invests at least 80% of its investable assets in equity and equity-related securities of small-cap companies (i.e., companies with market capitalizations within the market cap range of companies included in the Russell 2000 Index or the S&P SmallCap 600 Index), measured at the time of purchase. The Fund invests in a diversified portfolio of small-cap company stocks that the subadviser believes are attractively priced when evaluated using quantitative measures such as price-to-earnings, price-to-cash flow, and price-to-book ratios.
PGIM Absolute Return Bond Fund	Seeks positive returns over the long term, regardless of market conditions	0-20%	Fixed-Income	The Fund has a flexible investment strategy and will invest in a variety of securities and instruments. The Fund will also use a variety of investment techniques in pursuing its investment objective, which may include managing duration, credit quality, yield curve positioning and currency exposure, as well as sector and security selection. Under normal market conditions, the Fund will invest at least 80% of its investable assets in debt securities and/or investments that provide exposure to bonds.
PGIM Floating Rate Income Fund	Seeks to maximize current income	0-20%	Fixed-Income	Under normal market conditions, the Fund will invest at least 80% of its investable assets in floating rate loans and other floating rate debt securities.
PGIM Emerging Markets Debt Local Currency Fund	Total return, through a combination of current income and capital appreciation	0-20%	Fixed-Income	The Fund will seek to achieve its investment objective by investing under normal circumstances at least 80% of its investable assets in currencies of, and fixed-income instruments denominated in local currencies of, emerging market countries.
PGIM QMA Large-Cap Value Fund	Long-term growth of capital	0-20%	Equities	The Fund seeks investments whose value will increase over several years. The Fund may invest in common stocks of companies of every size, including small, medium and large capitalization companies, although the Fund currently intends to mostly invest in large capitalization companies. The Fund invests at least 80% of its assets in equity and equity-related securities.
PGIM Jennison International Opportunities Fund	Long-term growth of capital	0-35%	Equities	Growth-oriented, focusing on equity and equity-related securities of non-US companies located in various countries outside the US, including non-US issuers located in emerging markets.
PGIM Short Duration Multi-Sector Bond Fund	Total return	0-35%	Fixed-Income	The Fund invests, under normal circumstances, at least 80% of its investable assets in fixed-income instruments with varying maturities.
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The Fund will normally invest approximately 65% of its total assets in Underlying Funds that invest primarily in common stocks of US and foreign companies of all market capitalization ranges. The Fund may invest up to 30% of its total assets in Underlying Funds that invest in non-US dollar-denominated stocks of foreign companies, including companies in emerging markets. “Foreign” securities are those debt obligations or stocks of foreign companies that are denominated in foreign currencies (including the euro). Therefore, the limitations described above on the amount of the Fund's total assets that may be invested in Underlying Funds which invest in foreign debt obligations and stocks of foreign companies do not apply to US dollar-denominated foreign debt obligations or stocks.
The Fund will normally invest approximately 35% of its total assets in Underlying Funds that invest primarily in debt obligations of varying credit quality, including securities issued or guaranteed by the US Government and its agencies, and debt obligations issued by US companies, foreign companies and foreign governments and their agencies. Underlying Funds may invest in mortgage-related securities issued or guaranteed by US Government entities and in privately issued, mortgage-related securities (not issued or guaranteed by the US Government). These investments may include collateralized mortgage obligations and stripped mortgage-backed securities. The Underlying Funds may also invest in asset-backed securities. The debt obligations held by an Underlying Fund will have varying average maturities and average duration ranges, depending on the investment strategies of particular Underlying Funds. Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond’s (or a bond portfolio’s) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years—the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond’s (or the bond portfolio’s) price.
The Fund may invest up to 20% of its total assets in Underlying Funds that invest in high-yield debt obligations—also known as “junk bonds,” including securities rated below B by S&P, Moody's or another major rating service, and unrated debt obligations that the respective Underlying Fund's subadviser believes are comparable in quality. In the event that a security receives different ratings from different nationally recognized statistical rating organizations (NRSROs), the Underlying Fund will treat the security as being rated in the highest rating category received from an NRSRO.
The Fund may also invest up to 25% of its total assets in Underlying Funds that invest in non-US dollar-denominated foreign debt obligations, including up to 10% of its total assets in Underlying Funds that invest in debt obligations of issuers in emerging markets.
PGIM Growth Allocation Fund
The Fund's investment objective is long-term capital appreciation. This means that the Fund seeks investments that will increase in value. The Fund seeks to achieve its objective by investing approximately 90% (which may range from 85% to 95%) of its total assets in Underlying Funds that invest in a diversified portfolio of equity securities. The Fund's remaining assets are invested in Underlying Funds that invest in fixed-income securities. The subadviser will monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the allocation to each asset class.
PGIM Growth Allocation Fund
Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
PGIM Jennison Growth Fund	Long-term growth of capital	0-30%	Equities	Growth-oriented, focusing on large-cap US stocks
PGIM Jennison Equity Opportunity Fund	Long-term growth of capital	0-20%	Equities	Value-oriented, focusing on multi-cap stocks
PGIM QMA International Equity Fund	Long-term growth of capital	0-35%	Equities	Growth and value oriented, focusing on large-cap foreign stocks
PGIM Jennison 20/20 Focus Fund	Long-term growth of capital	0-20%	Equities	Growth and value-oriented, focusing on large-cap stocks
PGIM Jennison Mid-Cap Growth Fund	Long-term capital appreciation	0-20%	Equities	Growth-oriented, focusing on mid-cap and small-cap US stocks
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PGIM Growth Allocation Fund
Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
PGIM Jennison Value Fund	Capital appreciation	0-20%	Equities	Value-oriented, focusing on large-cap stocks
PGIM Total Return Bond Fund	Total Return	0-20%	Fixed-Income	Multi-sector debt instruments
PGIM Global Real Estate Fund	Capital appreciation and income	0-20%	Equities	Equity-related securities of real estate companies, principally real estate investment trusts (REITs)
PGIM Jennison Natural Resources Fund	Long-term growth of capital	0-20%	Equities	Equity-related securities of natural resource companies and asset-based securities, the value of which are related to the market value of a natural resource
PGIM QMA Mid-Cap Value Fund	Capital growth	0-20%	Equities	Medium capitalization companies (i.e., companies with equity market capitalizations that fall within the range of the Russell Midcap Index)
PGIM QMA Large-Cap Core Equity Fund	Long-term growth of capital	0-20%	Equities	Growth and value, focusing on large-cap stocks
PGIM QMA Long-Short Equity Fund	Long-term capital appreciation	0-20%	Equities	The Fund will employ a “long-short” strategy, utilizing both long and short positions in equities and equity-related securities. A long position arises where the Fund holds a security in its portfolio, and a short position arises where the Fund sells a security it does not own by delivery of a borrowed security.
PGIM Jennison Small Company Fund	Capital growth	0-20%	Equities	The Fund normally invests at least 80% of its investable assets in equity and equity-related securities of small (i.e., companies with market capitalizations less than the largest market capitalization found in the Russell 2500 Index), less well-known companies that the subadviser believes are relatively undervalued. The subadviser looks for stocks of smaller, less well-known companies in a variety of different industries and sectors that it believes have attractive valuations, and should experience superior earnings growth on an intermediate term basis.
PGIM QMA Small-Cap Value Fund	Seeks above-average capital appreciation	0-20%	Equities	The Fund normally invests at least 80% of its investable assets in equity and equity-related securities of small-cap companies (i.e., companies with market capitalizations within the market cap range of companies included in the Russell 2000 Index or the S&P SmallCap 600 Index), measured at the time of purchase. The Fund invests in a diversified portfolio of small-cap company stocks that the subadviser believes are attractively priced when evaluated using quantitative measures such as price-to-earnings, price-to-cash flow, and price-to-book ratios.
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PGIM Growth Allocation Fund
Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
PGIM High Yield Fund	Current income, and capital appreciation as a secondary objective	0-20%	Fixed-Income	The Fund invests, under normal circumstances, at least 80% of the Fund’s investable assets in a diversified portfolio of high yield fixed-income instruments rated Ba or lower by Moody’s Investors Service (Moody’s) or BB or lower by S&P Global Ratings (S&P), and instruments either rated by another major rating service or considered by the subadviser to be of comparable quality, that is, junk bonds.
PGIM Government Income Fund	High current return	0-30%	Fixed-Income	The Fund invests, under normal circumstances, at least 80% of its investable assets in US Government securities, including US Treasury bills, notes, bonds, strips and other debt securities issued by the US Treasury, and obligations, including mortgage-related securities, issued or guaranteed by US Government agencies or instrumentalities.
PGIM Short-Term Corporate Bond Fund	High current income consistent with the preservation of principal.	0-20%	Fixed-Income	The Fund invests, under normal circumstances, at least 80% of its investable assets in bonds of corporations with varying maturities.
PGIM Absolute Return Bond Fund	Seeks positive returns over the long term, regardless of market conditions	0-20%	Fixed-Income	The Fund has a flexible investment strategy and will invest in a variety of securities and instruments. The Fund will also use a variety of investment techniques in pursuing its investment objective, which may include managing duration, credit quality, yield curve positioning and currency exposure, as well as sector and security selection. Under normal market conditions, the Fund will invest at least 80% of its investable assets in debt securities and/or investments that provide exposure to bonds.
PGIM Floating Rate Income Fund	Seeks to maximize current income	0-20%	Fixed-Income	Under normal market conditions, the Fund will invest at least 80% of its investable assets in floating rate loans and other floating rate debt securities.
PGIM Emerging Markets Debt Local Currency Fund	Total return, through a combination of current income and capital appreciation	0-20%	Fixed-Income	The Fund will seek to achieve its investment objective by investing under normal circumstances at least 80% of its investable assets in currencies of, and fixed-income instruments denominated in local currencies of, emerging market countries.
PGIM QMA Large-Cap Value Fund	Long-term growth of capital	0-20%	Equities	The Fund seeks investments whose value will increase over several years. The Fund may invest in common stocks of companies of every size, including small, medium and large capitalization companies, although the Fund currently intends to mostly invest in large capitalization companies. The Fund invests at least 80% of its assets in equity and equity-related securities.
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PGIM Growth Allocation Fund
Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
PGIM Jennison International Opportunities Fund	Long-term growth of capital	0-35%	Equities	Growth-oriented, focusing on equity and equity-related securities of non-US companies located in various countries outside the US, including non-US issuers located in emerging markets.
PGIM Short Duration Multi-Sector Bond Fund	Total return	0-35%	Fixed-Income	The Fund invests, under normal circumstances, at least 80% of its investable assets in fixed-income instruments with varying maturities.
The Fund will normally invest approximately 90% of its total assets in Underlying Funds that invest primarily in common stocks of US and foreign companies of all market capitalization ranges. The Fund may invest the remainder of its assets in Underlying Funds that invest primarily in fixed-income securities. The Fund may invest approximately 35% of its total assets in Underlying Funds that invest in non-US dollar-denominated stocks of foreign companies, including companies in emerging markets. “Foreign” securities are those stocks of foreign companies that are denominated in foreign currencies (including the euro). Therefore, the limitation described above on the amount of the Fund's total assets that may be invested in Underlying Funds that invest in the stocks of foreign companies does not apply to US dollar-denominated foreign stocks.
INVESTMENTS AND INVESTMENT STRATEGIES
The Funds pursue their investment objectives by normally investing primarily in Underlying Funds, which invest in equity and equity-related securities, debt securities and money market instruments. Each Fund invests in Underlying Funds in accordance with its specific objective and risk/reward profile. The Funds' investments may be shifted among the Underlying Funds in order to maximize the Funds' total return within the scope of their respective investment objectives. The following discussion of the Funds' investment policies and strategies assumes that each Fund will invest in securities exclusively by purchasing shares of the Underlying Funds, except for certain US Government securities and money market instruments.
Conservative Allocation Fund
The Fund's investment objective is current income and a reasonable level of capital appreciation. This means that the Fund seeks investments that will pay income and investments that will increase in value. The Fund seeks to achieve its objective by investing primarily in Underlying Funds which invest in a diversified portfolio of fixed-income and equity securities.
Moderate Allocation Fund
The Fund's investment objective is capital appreciation and a reasonable level of current income. This means that the Fund seeks investments that will increase in value and investments that will pay income. The Fund seeks to achieve its objective by investing primarily in Underlying Funds which invest in a diversified portfolio of equity and fixed-income securities.
Growth Allocation Fund
The Fund's investment objective is long-term capital appreciation. This means that the Fund seeks investments that will increase in value. The Fund seeks to achieve its objective by investing primarily in Underlying Funds which invest in a diversified portfolio of equity securities.
Equity and Equity-Related Securities
Each Fund may invest in Underlying Funds that invest in equity and equity-related securities. In addition to common stocks, nonconvertible preferred stocks and convertible securities, equity-related securities include American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs); and
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similar securities. Convertible securities are securities—like bonds, corporate notes and preferred stocks—that can be converted into the company's common stock or some other equity security. The Underlying Funds may buy equity and equity-related securities of companies of every size—small, medium and large capitalization.
Fixed-Income Securities
Certain Underlying Funds may invest in debt obligations, including corporate and non-corporate obligations, such as US Government securities. The debt obligations held by an Underlying Fund will have varying average maturities and average durations. Lower-rated debt obligations—also known as “junk bonds”—have a higher risk of default and tend to be less liquid and more volatile than higher-rated obligations. An Underlying Fund’s subadviser also may invest in obligations that are not rated, but that the Underlying Fund’s subadviser believes are of comparable quality to these lower-rated obligations.
Money Market Instruments
The Funds, either directly or through an Underlying Fund, may invest in money market instruments, which include the commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities (corporate and government), short-term obligations issued or guaranteed by the US Government or its agencies or instrumentalities, repurchase agreements and cash (foreign currencies or US dollars). Generally, money market instruments provide a fixed rate of return, but provide less opportunity for capital appreciation than stocks.
US Government Securities
The Funds, either directly or through an Underlying Fund, may invest in securities issued or guaranteed by the US Government or by an agency or instrumentality of the US Government. Not all US Government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed, but market value is not. Some are supported only by the credit of the issuing agency, depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.
Foreign Securities
Some Underlying Funds invest in foreign equity securities or in fixed-income securities of foreign issuers. For purposes of investment limitations of the Funds and the Underlying Funds, ADRs and other similar receipts or shares traded in US markets are not considered foreign securities. Investing in the equity markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities may be greater with respect to investments in developing countries.
Mortgage-Related Securities
The Funds may invest in Underlying Funds that invest in mortgage-related securities issued or guaranteed by US governmental entities or private entities and in collateralized mortgage obligations (CMOs) issued by private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities include CMOs, multi-class pass-through securities and stripped mortgage-backed securities. A CMO is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by US governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by US governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.
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Asset-Backed Securities
The Funds may invest in Underlying Funds that invest in asset-backed debt securities. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Unlike most corporate bonds, which are usually unsecured, most asset-backed securities are secured by collateral, or collateralized, which provides for more predictable cash flows and more protection against event-risk downgrades. However, to the extent a borrower fails to make timely repayments on the underlying loans when due or prepayments on underlying assets accelerate due to declines in interest rates, the Underlying Fund, and, therefore, a Fund, could suffer a loss on its investment. Some asset-backed securities, however, may be collateralized by a portfolio of corporate bonds or other securities, including, in some cases, junk bonds or euro-denominated securities.
Portfolio Turnover
The Funds generally do not expect to have high rates of portfolio turnover (100% or more) although some of the Underlying Funds have historically had annual portfolio turnover rates of over 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover results in higher brokerage commissions and other transaction costs and can affect a Fund's performance. It can also result in a greater amount of distributions as ordinary income rather than long-term capital gains.
Repurchase Agreements
The Funds may invest in Underlying Funds that use repurchase agreements, where a party agrees to sell a security to an Underlying Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Underlying Fund and is, in effect, a loan by the Underlying Fund. The Underlying Funds generally use repurchase agreements for cash management purposes only.
Reverse Repurchase Agreements and Forward Rolls
The Funds may invest in Underlying Funds that enter into reverse repurchase agreements and forward rolls. With a reverse repurchase agreement, the Underlying Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.
When an Underlying Fund enters into a forward roll, the Underlying Fund sells securities to be delivered in the current month and repurchases the same or substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Underlying Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.
Dollar Rolls
The Funds may invest in Underlying Funds that enter into dollar rolls in which the Underlying Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Underlying Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.
Short Sales
The Funds may invest in Underlying Funds that make short sales of a security. This means that an Underlying Fund may sell a security that it does not own, which it may do if, for example, the investment subadviser thinks the value of the security will decline. The Underlying Fund generally borrows the security to deliver to the buyer in a short sale. The Underlying Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. The Underlying Fund must pay the lender any dividends and interest that accrue on the security it borrows, and the Underlying Fund will lose money if the price of the security increases between the time of the short sale and the date when the Underlying Fund replaces the borrowed security. The Underlying Funds also may make short sales “against the box.” In a short sale against the box, at the time of sale, an Underlying Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Underlying Fund gives up the opportunity for capital appreciation in the security.
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Derivative Strategies
The Funds may invest in Underlying Funds that use various derivative strategies to try to improve their returns. An Underlying Fund may use hedging techniques to try to protect its assets. It cannot be guaranteed that these strategies will work, that the instruments necessary to implement these strategies will be available or that an Underlying Fund and, therefore, a Fund, will not lose money. Derivatives—such as futures, options, swaps, swap options, foreign currency forward contracts and options on futures—involve costs and can be volatile. With derivatives, the investment subadviser tries to predict whether the underlying investment—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. An Underlying Fund may use derivatives to try to reduce risk or to increase returns consistent with each Underlying Fund's overall investment objective. The investment subadviser of an Underlying Fund will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives that are used may not match or offset the Underlying Fund's underlying positions and this could result in losses to the Underlying Fund and, therefore, to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.
Recent legislation both in the United States and in Europe calls for new regulation of the derivatives markets. Additional regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
Options. The Funds may invest in Underlying Funds that purchase and sell put and call options on equity securities, stock indexes, swaps and foreign currencies traded on US or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities or currencies in exchange for a premium.
Futures Contracts and Related Options; Foreign Currency Forward Contracts. The Funds may invest in Underlying Funds that purchase and sell futures contracts on equity and debt securities, securities indexes, interest rate indexes and foreign currencies, and related options on such futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Underlying Fund makes daily margin payments based on price movements in the index. The Underlying Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.
Swap Transactions. The Funds may invest in Underlying Funds that may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to credit default swaps, interest rate swaps, total return swaps and index swaps.
Options on Securities and Financial Indexes. The Funds may invest in Underlying Funds that may purchase and sell put and call options on securities and financial indexes traded on US or foreign securities exchanges, on NASDAQ or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. An Underlying Fund will sell only options that are secured either by the Underlying Fund's ownership of the underlying security or by cash or other liquid assets held in a segregated account with the Underlying Fund’s custodian.
Each Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors of the Funds can change investment policies that are not fundamental. The Funds' allocations of assets among Underlying Funds, US Government securities and short-term instruments, and the target ranges in each Underlying Fund, may be changed from time to time without shareholder approval.
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Temporary Defensive Investments
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of each Fund's total assets in high-quality foreign or domestic money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve a Fund's assets when the equity and fixed-income markets are unstable. In addition, certain Underlying Funds may temporarily invest up to 100% of their total assets in high-quality foreign or domestic money market instruments in response to adverse conditions, which may limit their ability to achieve their respective investment objective.
Additional Strategies
The Funds, through their investments in Underlying Funds, also follow certain policies when they borrow money (the Underlying Funds can borrow from 20% to 33 1⁄3% of the value of their respective total assets); lend securities to others for cash management purposes (the Underlying Funds can lend from 30% to 33 1⁄3% of the value of their respective total assets including collateral received in the transaction); and hold illiquid securities (each Underlying Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). Each Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval.
Cash Management
To the extent that any Fund has uninvested assets, Quantitative Management Associates LLC (QMA), the Funds’ subadviser, will manage these assets until they can be invested in Underlying Funds in accordance with the Fund's investment strategy or are used for daily cash needs. QMA will invest such assets primarily in short-term money market instruments. The Funds may buy these instruments directly, rather than through investing in an Underlying Fund. These investments may be inconsistent with that Fund's principal strategies and could prevent the Fund from achieving its investment objective.
Securities Lending
Consistent with applicable regulatory requirements, the Underlying Funds may lend portfolio securities with a value up to 33 1/3% of their total assets to brokers, dealers and other financial organizations to earn additional income. Loans of portfolio securities will be collateralized by cash. Cash collateral will be invested in an affiliated prime money market fund.
RISKS OF INVESTING IN THE FUNDS
All investments involve risk, and investing in the Funds is no exception. Since the holdings of the Funds and the Underlying Funds can vary significantly from broad-based securities market indexes, performance of the Underlying Funds, and, therefore, a Fund can deviate from performance of the indexes. The risks of investing in the Funds are further discussed below.
Affiliated Funds Risk. The Funds’ Manager serves as manager of the Underlying Funds. In addition, the Funds may invest in certain Underlying Funds for which its subadviser serves as subadviser. It is possible that a conflict of interest among the Funds and the Underlying Funds could affect how the Manager and subadviser fulfill their fiduciary duties to the Funds and the Underlying Funds. For example, the subadviser may have an incentive to allocate a Fund’s assets to those Underlying Funds for which the fees paid to the Manager or the subadviser are higher than the fees paid by other Underlying Funds for which the subadviser also serves as a subadviser. However, each Fund has adopted procedures to mitigate these concerns.
Asset Allocation Risk. The subadviser may allocate assets to an asset class that underperforms other classes. For example, a Fund may be overweighted in equities when the stock market is falling and the fixed-income market is rising. Likewise, a Fund may be overweighted in fixed-income securities when fixed-income markets are falling and the equity markets are rising.
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Asset-Backed Securities Risk. Asset-backed securities are subject to credit risk, market risk and interest rate risk. Asset-backed securities are also subject to prepayment risk, which is the risk that the underlying debt instruments may be partially or wholly prepaid during periods of falling interest rates, which could require an Underlying Fund to reinvest in lower yielding debt instruments. Asset-backed securities are also subject to extension risk, which is the risk that rising interest rates may cause the underlying debt instruments to be repaid more slowly by the debtor, causing the value of the securities to fall. Asset-backed securities are subject to illiquidity risk, which is the risk that the securities may be difficult to value precisely and to sell at the time or price desired.
Asset Class Variation Risk. The Underlying Funds invest principally in the securities constituting their asset class (i.e., equity and fixed-income). However, under normal market conditions, an Underlying Fund may vary the percentage of assets in these securities (subject to any applicable regulatory requirements). Depending on the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of a Fund's assets invested in various Underlying Funds, a Fund's actual exposure to the securities in a particular asset class may vary substantially from the allocation to that asset class.
Credit Risk, Market Risk and Interest Rate Risk. Certain Underlying Funds may invest in debt obligations. Debt obligations have credit, market and interest rate risks. Credit risk is the possibility that an issuer of a debt obligation fails to pay interest or repay principal to the Underlying Fund. Market risk, which may affect an industry, a sector or the entire market, is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Interest rate risk refers to the fact that the value of most bonds will fall when interest rates rise. Certain Underlying Funds may face a heightened level of interest rate risk since the US Federal Reserve Board has ended its quantitative easing program and may continue to raise rates. A Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline.
Derivatives Risk. Certain Underlying Funds may invest in derivatives. Derivatives involve special risks and costs and may result in losses to the Underlying Funds. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Underlying Funds will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Underlying Funds. An Underlying Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for an Underlying Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Underlying Fund.
The US Government and non-US governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.
Dollar Rolls Risk. Underlying Funds may invest in dollar rolls. Dollar rolls involve the risk that the market value of the securities that the Underlying Fund is committed to buy may decline below the price of the securities the Underlying Fund has sold. These transactions may involve leverage.
Equity Securities Risk. The price of a particular stock owned by an Underlying Fund could go down, or the value of the equity markets or a sector of them could go down and you could lose money. Stock markets are volatile. Generally, the stock prices of large companies are more stable than the stock prices of small companies, but this is not always the case. The Underlying Funds’ equity holdings can vary significantly from broad market indexes, and their performance can deviate from the performance of those indexes.
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Foreign Market Risk. Foreign markets often are more volatile than US markets and generally are not subject to regulatory requirements comparable to those placed on US issuers. Changes in currency exchange rates can reduce or increase market performance. In addition to the general risks of investing in foreign securities, to the extent that an Underlying Fund invests in securities of emerging markets, an Underlying Fund may be exposed to a greater risk of potential turmoil, rapid changes in economic conditions or other risks.
Mortgages and Mortgage-Related Securities Risk. Underlying Funds may invest in mortgage-related securities. Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages.
Real Estate Investment Trust (REIT) Risk. Certain Underlying Funds may invest in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. A Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which an Underlying Fund invests, in addition to the expenses of the Underlying Fund.
Repurchase Agreements Risk. Underlying Funds may invest in repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Underlying Fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the Underlying Fund has purchased has decreased, the Fund could experience a loss.
Reverse Repurchase Agreements Risk. Underlying Funds may invest in reverse repurchase agreements. Reverse repurchase agreements involve leverage, which may exaggerate the increase or decrease of the value of the Underlying Fund’s assets during the term of the agreement.
Fund of Funds Risk. The value of an investment in the Fund will be related, to a degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Fund’s allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Fund to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.
Fund Rebalancing Risk. Underlying Funds may experience relatively large redemptions or investments due to a rebalancing of the Fund's investments. In such event, an Underlying Fund may be required to sell securities or to invest cash at a time when it is not advantageous to do so. Rebalancing may increase brokerage and/or other transaction costs of an Underlying Fund, increase the Underlying Fund's expenses or result in the Underlying Fund's becoming too small to be economically viable. Rebalancing may also adversely affect an Underlying Fund's performance and thus the Fund's performance. The impact of rebalancing is likely to be greater when a Fund purchases, redeems or invests in a substantial portion of an Underlying Fund.
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The subadviser will seek to cooperate with the subadvisers of the Underlying Funds to minimize any adverse impact on the Underlying Funds. The subadvisers of the Underlying Funds may take such actions as they deem appropriate to minimize such adverse impact, considering the potential benefits of such investments to the Underlying Funds and consistent with their obligations to the Underlying Funds. Such actions may delay the rebalancing of a Fund's investments in the event of significant market or other events that may require more rapid action.
Investment Style Risk. Investment style risk is the risk that a particular style utilized by an Underlying Fund may be out of favor for a period of time.
Liquidity Risk. Certain Underlying Funds may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by an Underlying Fund are difficult to purchase or sell. Liquidity risk also includes the risk that the Underlying Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the Underlying Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money.  In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Underlying Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Junk Bonds Risk. Debt securities rated below investment grade—also known as “junk bonds”—have a higher risk of default and tend to be less liquid.
Market Capitalization Risk. Certain Underlying Funds may invest in stocks of small- and medium-size companies which may present above-average risks. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, the prices of stocks issued by small- and medium-size companies tend to fluctuate more than the stocks of larger, more established companies. In exchange for potentially lower risks of investing in large capitalization companies, such investments may not rise as much in value as the value of investments in smaller-capitalized companies.
Non-Diversified Status. Each Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain requirements that a “diversified” mutual fund is required to meet under federal law. Unlike “diversified” funds, each Fund may invest its assets in the securities of an individual issuer, in this case any Underlying Fund, without limiting such investments within prescribed percentages pursuant to federal law. Thus, each Fund's assets may be concentrated in fewer securities than those of other funds. Therefore, a decline in the value of those investments would cause a Fund's overall value to decline to a greater degree.
Two Underlying Funds, PGIM Global Real Estate Fund and PGIM Jennison Natural Resources Fund, are also non-diversified. This means that they may invest a larger percentage of their assets in a smaller number of issuers than a diversified fund. To the extent an Underlying Fund invests its assets in a small number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. PGIM Global Real Estate Fund and PGIM Jennison Natural Resources Fund are also more susceptible to market and other events affecting the particular industry sectors in which they invest and therefore involve more risk than Underlying Funds that do not concentrate their assets in a particular industry sector.
Money Market Instruments Risk. Although money market instruments are generally viewed as low risk investments, money market instruments are nevertheless subject to credit risk, market risk, prepayment risk and interest rate risk.
Portfolio Turnover Risk. The Funds do not intend to re-allocate assets among the Underlying Funds frequently in response to day-to-day changes in markets. Historically, however, certain Underlying Funds have actively and frequently traded their portfolio securities. High portfolio turnover results in higher transaction costs and can affect an Underlying Fund's, and, therefore, a Fund's, performance and can have adverse tax consequences.
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Prepayment Risk. Funds investing in mortgage-related securities and asset-backed securities are subject to prepayment risk. If these securities are prepaid, an Underlying Fund may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.
Short Sale Risk. If the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security, a Fund will realize a loss, which may be substantial.
US Government and Agency Securities Risk. US Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all US Government securities are insured or guaranteed by the full faith and credit of the US Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some US Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the US Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. Although the US Government has provided support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.
Market Events. Events in the financial markets have resulted in, and may continue to result in, an unusually high degree of volatility, both in non-US and US markets.  This market volatility, in addition to reduced liquidity in credit and fixed income markets, may adversely affect issuers worldwide.  Furthermore, the impact of policy and legislative changes in the US and other countries may not be fully known for some time.  This environment could make identifying investment risks and opportunities especially difficult for the subadvisers of the Underlying Funds.
Risk of Increase in Expenses. Your actual cost of investing in a Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Underlying Fund securities can increase expenses.
Securities Lending Risk. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, an Underlying Fund may lose money and there may be a delay in recovering the loaned securities. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected. The affiliated prime money market fund in which cash collateral is invested may impose liquidity fees or temporary gates on redemptions if its weekly liquid assets fall below a designated threshold. If this were to occur, the Underlying Fund may lose money on its investment of cash collateral in the affiliated prime money market fund, or the Underlying Fund may not be able to redeem its investment of cash collateral in the affiliated prime money market fund, which might cause the Underlying Fund to liquidate other holdings in order to return the cash collateral to the borrower upon termination of a securities loan. These events could trigger adverse tax consequences for the Fund.
Please note that, in addition to the risks discussed above, there are many other factors that may impact each Fund’s ability to achieve its investment objective and which could result in a loss of all or a part of your investment.
More information about each Fund’s investment strategies and risks appears in the SAI.
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HOW THE FUNDS ARE MANAGED
BOARD OF DIRECTORS
The Funds are overseen by a Board of Directors (hereafter referred to as Directors, or the Board). The Board oversees the actions of the Manager, subadviser and distributor and decides on general policies. The Board also oversees the Funds’ officers, who conduct and supervise the daily business operations of the Funds.
MANAGER
PGIM Investments LLC (PGIM Investments)
655 Broad Street
Newark, New Jersey 07102
Under a management agreement with the Funds, PGIM Investments manages each Fund’s investment operations and administers its business affairs. PGIM Investments is also responsible for all investment advisory services and supervising each Fund’s subadviser. For the fiscal year ended September 30, 2018 each Fund paid PGIM Investments management fees (net of fee waivers, as applicable) at the effective rate of .10%, .10% and .10% for the Conservative, Moderate and Growth Allocation Funds’ average daily net assets for all share classes, respectively.
PGIM Investments and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2018, PGIM Investments, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies, with aggregate assets of approximately $286 billion.
Subject to the supervision of the Board, PGIM Investments is responsible for conducting the initial review of prospective subadvisers for the Funds. In evaluating a prospective subadviser, PGIM Investments considers many factors, including the firm’s experience, investment philosophy and historical performance. Subject to the Board’s oversight, PGIM Investments is also responsible for monitoring the performance of the Funds’ subadvisers and recommending their termination and replacement when deemed appropriate. PGIM Investments may provide a subadviser with additional investment guidelines consistent with the Fund's investment objective and restrictions.
PGIM Investments and the Funds operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PGIM Investments to enter into or amend agreements with unaffiliated subadvisers without obtaining shareholder approval. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an subadviser. Shareholders of a Fund still have the right to terminate these agreements at any time by a vote of the majority of the outstanding shares of the Fund. A Fund will notify shareholders of any new subadvisers engaged or material amendments to subadvisory agreements made pursuant to the Order. Any new subadvisory agreement or amendment to a Fund’s management agreement or current subadvisory agreement that directly or indirectly results in an increase in the aggregate management fee rate payable by the Fund will be submitted to the Fund’s shareholders for their approval. PGIM Investments does not currently intend to retain unaffiliated subadvisers.
A discussion of the basis for the Board’s approvals of the management and subadvisory agreements is available in the Funds’ Annual Report to shareholders dated September 30.
INVESTMENT SUBADVISER
Quantitative Management Associates LLC (QMA), a registered investment adviser, is a wholly-owned and independently-operated subsidiary of PGIM, Inc. Serving investors since 1975, QMA targets superior risk-adjusted returns by combining research-driven quantitative processes built on economic and behavioral foundations with judgement from experienced market practitioners. As of September 30, 2018, QMA managed approximately $128.1 billion in quantitative equity and global multi-asset allocation solutions for a global client base of pension funds, endowments, foundations, sovereign wealth funds and subadvisory accounts for leading financial services companies. With offices in Newark and San Francisco and sales support in London, QMA's primary address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.
44	PGIM Asset Allocation Funds

PORTFOLIO MANAGERS
QMA typically follows a team approach in the management of its portfolios. The members of QMA's portfolio management team with primary responsibility for Fund management are listed below.
Edward L. Campbell, CFA, is a Managing Director and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research, and he oversees a team of investment professionals. Ed also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining QMA, Ed served as a Portfolio Manager and Senior Analyst for PGIM Investments’ Strategic Investment Research Group (SIRG). Previously, Ed was a Partner and Vice President at Trilogy Advisors. He earned a BS in economics and international business from The City University of New York and an MBA in finance, global business and organizational leadership from the New York University Stern School of Business.
Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to joining QMA, Joel held various positions for PGIM Fixed Income that involved high-yield credit analysis and performance reporting. He earned a BS and MBA in finance from Rutgers University. Joel is a member of the New York Society of Security Analysts.
Peter Vaiciunas, CFA, is a Senior Investment Associate and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to joining QMA, Peter served as an Investment Analyst for Memorial Sloan Kettering's endowment fund and held roles at ITG Investment Research, Liquidnet Inc. and Speakeasy Investment Group in Toronto. Peter earned his BC from the University of Toronto and an MBA from McMaster University, DeGroote School of Business.
Additional information about portfolio manager compensation, other accounts managed, and portfolio manager ownership of Fund securities may be found in the SAI.
DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS or the Distributor) distributes each class of the Funds’ shares under a Distribution Agreement with each Fund. Each Fund has Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), applicable to certain of each Fund's shares. Under the Plans and the Distribution Agreements, the Distributor pays the expenses of distributing the shares of all share classes of each Fund. The Distributor also provides certain shareholder support services. Under the Plans, certain classes of the Funds pay distribution and other fees to the Distributor as compensation for its services. These fees—known as 12b-1 fees—are set forth in the “Fund Fees and Expenses” tables.
Because these fees are paid from each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
DISCLOSURE OF PORTFOLIO HOLDINGS
Each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities are described in the Fund's SAI and on the Fund's website at www.pgiminvestments.com.
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FUND DISTRIBUTIONS AND TAX ISSUES
DISTRIBUTIONS
The Fund distributes dividends to shareholders out of any net investment income. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.
The Fund also distributes any net realized capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have).
For your convenience, the Fund's distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. If your distribution check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the Fund at the next net asset value (“NAV”) calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see “Additional Shareholder Services” in the next section.
The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.
Expected Distribution Schedule*
Fund	Dividends	Short-Term Capital Gains	Long-Term Capital Gains
Conservative Allocation	Quarterly	Annually	Annually
Moderate Allocation	Annually	Annually	Annually
Growth Allocation	Annually	Annually	Annually
*Under certain circumstances, the Funds may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.
TAX ISSUES
Investors who buy Fund shares should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. Fund distributions and gain from the sale of Fund shares are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.
The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.
Fund Distributions
Fund distributions of net capital gains are taxed differently depending on how long the Fund holds the security. If the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which is generally taxed at rates of up to 15% or 20% for non-corporate US shareholders, depending on whether their incomes exceed certain threshold amounts, which are adjusted annually for inflation. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income, subject to a maximum tax rate of 37%. Different rates apply to corporate shareholders.
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Dividends from net investment income paid to a non-corporate US shareholder that are reported as qualified dividend income will generally be taxable to such shareholder at the long-term capital gain tax rate. Dividends of net investment income that are not reported as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the dividends received deduction to the extent the Fund’s income is derived from certain dividends received from US corporations.
A US shareholder that is an individual, estate or certain type of trust is subject to a 3.8% Medicare contribution tax on the lesser of (1) the US shareholder’s “net investment income,” including Fund distributions and net gains from the disposition of Fund shares, and (2) the excess of the US shareholder’s modified adjusted gross income for the taxable year over $200,000 (or $250,000 for married couples filing jointly). For this purpose, net investment income includes interest, dividends, annuities, royalties, capital gain and income from a passive activity business or a business of trading in financial instruments or commodities.
Form 1099
For every year a Fund declares a dividend, you will receive a Form 1099, which reports the amount of ordinary income distributions and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distribution from your qualified or tax-deferred plan or account.
Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends and distributions in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends and distributions are treated as if they were paid on December 31st of the prior year.
Cost Basis Reporting
Mutual funds must report cost basis information to you and the IRS when you sell or exchange shares acquired on or after January 1, 2012 in your non-retirement accounts. The cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. The cost basis regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged. The Transfer Agent is not required to report cost basis information on shares acquired before January 1, 2012. However, in most cases the Transfer Agent will provide this information to you as a service.
Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the US Treasury a portion of your distributions and sale proceeds, based on the backup withholding rate.
Taxation of Non-US Shareholders
For a discussion regarding the taxation of non-US shareholders, please see the SAI and contact your tax adviser.
If You Purchase on or Before a Record Date
If you buy shares of a Fund on or before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment may have come back to you as taxable income.
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Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax-deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of PGIM Funds that are suitable for retirement plans offered by Prudential.
IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of a Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. As mentioned above, the maximum capital gains tax rate is up to 15% or 20% for individuals, depending on whether their incomes exceed certain threshold amounts, which are adjusted annually for inflation.
If you sell shares of a Fund at a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale or exchange of the shares.
If you exchange your Fund shares for shares of another class of the Fund, this is generally not a taxable event and should not result in realization of a capital gain or loss by you. If you exchange your shares of the Fund for shares of another PGIM Fund, this is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell—or exchange—Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.
Automatic Conversion of Class B Shares
The conversion of Class B shares into Class A shares—which happens automatically approximately seven years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class B shares, see Class B Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.
Automatic Conversion of Class C Shares
The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.
48	PGIM Asset Allocation Funds

HOW TO BUY, SELL AND EXCHANGE FUND SHARES
HOW TO BUY SHARES
In order to buy Fund shares, simply follow the steps described below.
Opening an Account
Shares may be purchased through an account with the Transfer Agent, or through an account with a financial intermediary that has an agreement with the Distributor to sell Fund shares. In order to open an account with the Transfer Agent contact PMFS at (800) 225-1852 or write to:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
PMFS will accept purchases of shares by check or wire. We do not accept cash, money orders, non-US checks, credit card checks, payable through checks or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this Prospectus. Your purchase order must be in good order to be accepted and processed, which means that all necessary processing requirements have been satisfied. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sales of its shares under certain circumstances. These circumstances include, but are not limited to, failure by you to provide additional information requested, such as information required to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares. Furthermore, we are required by law to close your account if you do not provide the required identifying information. This would result in the redemption of shares at the then-current NAV and the proceeds would be remitted to you via check. We will attempt to verify your identity within a reasonable time frame (e.g., 60 days), which may change from time to time. For further information, please contact PMFS (for shares purchased through the Transfer Agent) or your financial professional (for shares purchased through a financial intermediary).
With certain limited exceptions, Fund shares are only available to be sold in the United States, US Virgin Islands, Puerto Rico and Guam.
Choosing a Share Class
The Fund offers the following share classes. Certain classes of shares may have additional specific eligibility or qualification requirements, which are explained below.
Share Class	Eligibility
Class A**	Individual investors
Class B*	Individual investors
Class C**	Individual investors
Class R**	Certain group retirement plans
Class Z**	Certain group retirement plans, institutional investors and certain other investors
Class R6†	Certain group retirement plans, institutional investors and certain other investors
* Note:  Class B shares are closed to all purchase activity except for exchanges from Class B shares of another fund.  See “Closure of Class B Shares” below for more information.
** The Fund’s Class A, Class C and Class Z shares were generally closed to investments by new group retirement plans effective June 1, 2018. The Fund’s Class R shares were generally closed to all new investors effective June 1, 2018. Please see “Closure of Certain Share Classes to New Group Retirement Plans” in this section of the Prospectus for more information.
†Formerly known as Class Q.
Multiple share classes let you choose a cost structure that meets your needs:
■	Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class C shares.
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Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a contingent deferred sales charge (CDSC) of 1.00%. The CDSC is waived for certain retirement and/or benefit plans.
■	Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a contingent deferred sales charge (CDSC) if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.
When choosing a share class, you should consider the following factors:
■	The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.
■	The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.
■	The different sales charges that apply to each share class—Class A's front-end sales charge (and, in certain instances, CDSC) vs. Class C's CDSC.
■	Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.
■	Because Class Zand Class R6 shares have lower operating expenses than Class A or Class C shares, as applicable, you should consider whether you are eligible to purchase such share classes.
See “How to Sell Your Shares” for a description of the impact of CDSCs.
If your shares are held through a financial intermediary, you should discuss with your intermediary which share classes of the Fund are available to you and which share class may best meet your needs. Certain financial intermediaries through which you may purchase shares of the Fund may impose their own investment minimums, fees, policies and procedures for purchasing, exchanging and selling Fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult your financial intermediary about share class availability and the intermediary’s policies, procedures and other information. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. See “Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries” for additional information. The Fund has advised financial intermediaries of the share class features and guidelines, per the Prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries.
Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.
	Class A**	Class B*	Class C**	Class R**	Class Z**	Class R6***
Minimum purchase amount	$2,500	$2,500	$2,500	None	Institutions: $5 million Group Retirement Plans: None	Institutions: $5 million Group Retirement Plans: None
Minimum amount for subsequent purchases	$100	$100	$100	None	None	None
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00%(Yr.1) 4.00%(Yr.2) 3.00%(Yr.3) 2.00%(Yr.4) 1.00%(Yr.5) 1.00%(Yr.6) 0.00%(Yr.7)	1.00% on sales made within 12 months of purchase	None	None	None
50	PGIM Asset Allocation Funds

	Class A**	Class B*	Class C**	Class R**	Class Z**	Class R6***
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	1.00%	0.75% (0.50% currently)	None	None
Notes to Share Class Comparison Table:
° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts, payroll deduction plan accounts, or when exchanging all shares of an account to an existing account with the same registration. The minimum initial investment for Class A and Class C shares for retirement accounts and custodial accounts for minors is $1,000, and the minimum subsequent investment is $100. The minimum initial and subsequent investment for AIP accounts is $50 (if your shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts).
° If the value of your Class A, Class B, Class C or Class Z account with PMFS is less than $10,000, the Fund will deduct a $15 annual account maintenance fee from your account. The $15 annual account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 account maintenance fee will be waived. The $15 account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) accounts which are authorized for electronic delivery of account statements, transaction confirmations, prospectuses and fund shareholder reports, (iii) omnibus accounts or accounts for which a broker or other financial intermediary is responsible for recordkeeping, (iv) institutional accounts, (v) group retirement plans, (vi) AIP accounts or employee savings plan accounts, (vii) accounts with the same registration associated with multiple share classes within the Fund, provided that the aggregate value of share classes with the same registration within the Fund is $10,000 or more, or (viii) clients with assets of $50,000 or more across the PGIM Funds family of mutual funds. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Account Maintenance Fee” in the SAI.
° For more information about the CDSC and how it is calculated, see “How to Sell Your Shares—Contingent Deferred Sales Charge (CDSC).”
° Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a CDSC of 1.00%, but are not subject to an initial sales charge.
° Distribution and service (12b-1) fees are paid from each Fund's assets on a continuous basis. The service fee for each of Class A, Class B, Class C, and Class R shares is 0.25% of the average daily net assets of the Class A, Class B, Class C and Class R shares, respectively, and the remainder of each class' distribution and service (12b-1) fee consists of a distribution fee. For the period ending January 31, 2020, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of the average daily net assets of Class A shares and for Class R shares to 0.50% of the average daily net assets of Class R shares.
° With respect to Class Z shares purchased by current and former employees (including their spouses, children and parents), the minimum initial investment is generally $2,500; $1,000 for retirement accounts and custodial accounts for minors. There is no minimum for payroll deduction for such Class Z purchases. The minimum initial and subsequent investment for AIP accounts for such Class Z purchases is $50 (if shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts). With respect to Class Z shares purchased by institutional investors, including corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments, the minimum initial investment for such investors generally is $5 million.
° With respect to Class R6 shares purchased by institutional investors, including, but not limited to, corporations, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments and other institutional investors who meet certain requirements as detailed herein, the minimum initial investment for such investors generally is $5 million.
* Note: Class B shares are closed to all purchase activity except for exchanges from Class B shares of another fund. See “Closure of Class B Shares” below for more information.
** The Fund’s Class A, Class C and Class Z shares were generally closed to investments by new group retirement plans effective on June 1, 2018. The Fund’s Class R shares were generally closed to new investors on June 1, 2018. Please see “Closure of Certain Share Classes to New Group Retirement Plans” in this section of the Prospectus for more information.
*** Formerly known as Class Q.
Closure of Class B Shares
Class B shares are closed to all purchase activity effective June 23, 2014. This means that no new accounts in Class B shares may be established, and no additional Class B shares may be purchased or acquired, except through an exchange from the Class B shares of another fund or through the reinvestment of dividends and/or capital gains.
Shareholders owning Class B shares may continue to hold their Class B shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class B shares. Any redemption of Class B shares will continue to be subject to any applicable contingent deferred sales charge (CDSC). In addition, as noted above, shareholders owning Class B shares will continue to have exchange privileges with the Class B shares of any other fund that offers Class B shares.
Automatic Investment Plan (AIP). Shareholders who purchase Class B shares through the Automatic Investment Plan (AIP) are no longer able to purchase Class B shares and are required to select a different share class of the Fund or another fund in order to continue to make automatic investments. Selection of a different share class will be subject to the eligibility requirements of such share class. If a shareholder does not designate a different share class for AIP investments, future purchases of Class B shares will be rejected. New AIPs in Class B shares may not be established.
IRAs & Employer-Sponsored Retirement Plans. Class B shareholders may continue to hold Class B shares in IRA and SIMPLE IRA accounts or in employer-sponsored retirement plans, but contributions must be made in a different share class.
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Investment Minimums. The minimum initial investment will be waived for existing Class B shareholders who select a new share class in the same fund. The minimum subsequent investment of $100 per fund applies in the new share class of the same fund.
Closure of Certain Share Classes to New Group Retirement Plans
Effective on June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R and Class Z shares, as applicable, were closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges in the Fund. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class R6 shares, Class R4 shares, or Class R2 shares of the Fund, as applicable. A short-term investment in a PGIM affiliated money market fund shall not be deemed a new group retirement plan investment for purposes of this policy.
In addition, on the Effective Date, the Class R shares of any fund were closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on the Effective Date new IRA investors may only purchase Class A, Class C, Class Z or Class R6 shares of the Fund, as applicable, subject to share class eligibility. Following the Effective Date, no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.
	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change
However, the following new investors may continue to purchase Class A, Class C, Class R and Class Z shares of the Fund, as applicable:
■	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
■	Plan participants in a group retirement plan that offers Class A, Class C, Class R or Class Z shares of the Fund, as applicable, as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.
■	Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.
■	New group retirement plans that combine with, replace or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.
■	The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.
■	Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.
Reducing or Waiving Class A's and Class C’s Sales Charges
The following describes the different ways investors can reduce or avoid paying Class A's sales charge.
Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:
Amount of Purchase	Sales Charge as a % of Offering Price*	Sales Charge as a % of Amount Invested*	Dealer Reallowance***
Less than $25,000	5.50%	5.82%	5.00%
52	PGIM Asset Allocation Funds

Amount of Purchase	Sales Charge as a % of Offering Price*	Sales Charge as a % of Amount Invested*	Dealer Reallowance***
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999**	None	None	1.00%
$5 million to $9,999,999**	None	None	0.50%
$10 million and over**	None	None	0.25%
* Due to rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentage shown above.
** If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy other share classes. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1.00% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.
*** The Dealer Reallowance is the amount that is paid by the Fund’s distributor to the financial intermediary responsible for the sale of the Fund’s shares. For more information, please see “How Financial Intermediaries are Compensated for Selling Fund Shares” in this section of the Prospectus.
To satisfy the purchase amounts above, you can:
■	Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of Class A, Class B and Class C PGIM Fund shares you or the group already own, (2) the value of money market shares (other than Direct Purchase money market shares) you or an eligible group of related investors have received for shares of other PGIM Funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing; or
■	Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other PGIM Funds within 13 months.
■	Purchases made prior to the effective date of the Letter of Intent will be applied toward the satisfaction of the Letter of Intent to determine the level of sales charge that will be paid pursuant to the Letter of Intent, but will not result in any reduction in the amount of any previously paid sales charge.
An “eligible group of related investors” includes any combination of the following:
■	All accounts held in your name (alone or with other account holders) and taxpayer identification number (“TIN”);
■	Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);
■	Accounts for your children or your spouse's children, including children for whom you and/or your spouse are legal guardian(s) (e.g., UGMAs and UTMAs);
■	Accounts in the name and TINs of your parents;
■	Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;
■	With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and
■	Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.
A “spouse” is defined in this prospectus as follows:
■	The person to whom you are legally married. We also consider your spouse to include the following:
■	An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;
■	A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or
■	An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.
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The value of shares held by you or an eligible group of related investors will be determined by the value of your existing Class A shares calculated at current NAV plus maximum sales charge with Class B and Class C shares calculated at current NAV.
Note: Class Z shares or Class R shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.
If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A’s or Class C's sales charges, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A’s or Class C's sales charges, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A’s or Class C's sales charges. The reduced or waived sales charge will be granted subject to confirmation of account holdings.
If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A’s or Class C's sales charges, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.
If your shares are held through a financial intermediary, the financial intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A’s or Class C's sales charges. Your financial intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A’s or Class C's sales charges.
Purchases of $1 Million or More. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.
Mutual Fund Programs. The initial sales charge on Class A shares will be waived for participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. The initial sales charge will also be waived for clients of financial intermediaries in programs that are sponsored by or available through financial intermediaries that offer Class A shares without an initial sales charge, relating to:
■	Mutual fund “wrap” or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or
■	Mutual fund “supermarket” programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
Financial intermediaries sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.
Group Retirement Plans. Class A’s and Class C’s sales charges will be waived for group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A and Class C shares at net asset value.
Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:
54	PGIM Asset Allocation Funds

■	Certain directors, officers, current employees (including their spouses, children and parents) and former employees (including their spouses, children and parents) of Prudential and its affiliates, the PGIM Funds, and the investment subadvisers of the PGIM Funds; former employees must have an existing investment in the Fund;
■	Persons who have retired directly from active service with Prudential or one of its subsidiaries;
■	Registered representatives and employees of broker-dealers (including their spouses, children and parents) that offer Class A shares;
■	Investors in IRAs, provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, and (b) the IRA is established through Prudential Retirement as part of its “Rollover IRA” program (regardless of whether or not the purchase consists of proceeds of a tax-free rollover of assets from a Benefit Plan described above); and
■	Clients of financial intermediaries, who (i) offer Class A shares through a no-load network or platform, (ii) charge clients an ongoing fee for advisory, investment, consulting or similar services, or (iii) offer self-directed brokerage accounts or other similar types of accounts that may or may not charge transaction fees to customers.
To qualify for a waiver of the Class A or Class C sales charges at the time of purchase (including exchange of share classes within the Fund), you must notify the Transfer Agent, or the Distributor must be notified by the financial intermediary facilitating the purchase, that the transaction qualifies for a waiver of the Class A or Class C sales charges. The waiver will be granted subject to confirmation of your account holdings.
Additional Information About Reducing or Waiving Class A’s and Class C's Sales Charges. The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A and Class C sales charges, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.
You may need to provide your financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A or Class C sales charges.
The Distributor may reallow the Class A sales charge to dealers.
Qualifying for Class R Shares
Group Retirement Plans. Class R shares are offered for sale to (i) certain group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator, and (ii) IRAs that are held on the books of a Fund through omnibus level accounts, including The SmartSolution IRA offered by Prudential Retirement. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Investors in SmartSolution IRA accounts through Prudential’s Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R shares.
Qualifying for Class Z Shares
Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments. The minimum initial investment for such investors generally is $5 million; however, such minimum initial investment may be modified for certain financial firms that submit orders on behalf of their clients. A Fund or the Distributor may lower, waive, or otherwise modify the minimum initial investment for certain categories of investors at their discretion. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund's Transfer Agent. Please contact the Transfer Agent at (800) 225-1852 for further details.
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Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by financial intermediaries who offer Class Z shares of the Fund, or whose programs are available through financial intermediaries that offer Class Z shares of the Fund, for:
■	Mutual fund “wrap” or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or
■	Mutual fund “supermarket” programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
Financial intermediaries sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.
Group Retirement Plans. Group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator may purchase Class Z shares. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.
Other Types of Investors. Class Z shares also can be purchased by any of the following:
■	Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the PGIM Funds are an available option;
■	Current and former Directors/Trustees of mutual funds managed by PGIM Investments or any other affiliate of Prudential;
■	Current and former employees (including their spouses, children and parents) of Prudential and its affiliates; former employees must have an existing investment in the Fund;
■	Prudential (including any program or account sponsored by Prudential or an affiliate that includes the Fund as an available option);
■	PGIM Funds, including PGIM funds-of-funds;
■	Qualified state tuition programs (529 plans); and
■	Investors working with fee-based consultants for investment selection and allocations.
Qualifying for Class R6 Shares
Group Retirement Plans. Group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator may purchase Class R6 shares. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R6 shares.
Institutional Investors. Various institutional investors may purchase Class R6 shares, including, but not limited to, corporations, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments and other institutional investors who meet requirements as detailed below. The minimum initial investment for such investors generally is $5 million; however, such minimum initial investment may be modified for certain financial firms that submit orders on behalf of their clients. The Fund or the Distributor may lower, waive or otherwise modify the minimum initial investment for certain categories of investors at their discretion. Institutional investors are responsible for indicating their eligibility to purchase Class R6 shares at the time of purchase.
Other Types of Investors. Class R6 shares may also be purchased by Prudential (including any program or account sponsored by Prudential or an affiliate that includes the Fund as an available option), and PGIM funds, including PGIM funds-of-funds.
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Class R6 shares may only be purchased from financial intermediaries who offer such shares.
Class R6 shares are offered to eligible investors provided that the Fund or its affiliates are not required to make or pay any type of administrative, sub-accounting, networking or revenue sharing payments or similar fees paid to intermediaries.
Class B Shares Automatically Convert to Class A Shares
If you bought Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS or its affiliates will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.
When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of the Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. Conversions are quarterly for Class B shares.
If you hold Class B share certificates, the certificates must be received by the Transfer Agent in order for your Class B shares to convert from Class B to Class A shares. Certificate deposited shares will convert during the next quarterly conversion.
Class C Shares Automatically Convert to Class A Shares
Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.
For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.
A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.
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How Financial Intermediaries are Compensated for Selling Fund Shares
The PGIM Funds are distributed by Prudential Investment Management Services LLC (the “Distributor”), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells the Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. Each Fund is managed by the Manager.
Only persons licensed with the Financial Industry Regulatory Authority, Inc. (“FINRA”), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm may sell shares of a mutual fund to you, or to a retirement plan in which you participate.
Rule 12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). These financial intermediaries then pay their registered representatives who sold you the Fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the Fund. The Distributor may change at any time, without prior notice, the amount of Rule 12b-1 fees that it pays (when the sale is made and/or any ongoing payments) to financial intermediaries and registered representatives so that the Distributor may retain all or a portion of such fees.
“Revenue Sharing” Payments. In addition to the compensation received by financial intermediaries as described above, the Manager or certain of its affiliates (but not the Distributor) may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from the Manager's or certain affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders provided that no such additional payments to financial intermediaries are made with respect to the Fund's Class R6 shares. Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1. The Manager or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial intermediaries in the future.
Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial intermediaries for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial intermediaries' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.
Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial intermediaries and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.
If your Fund shares are purchased through a retirement plan, the Manager or certain of its affiliates (but not the Distributor) may also make revenue sharing payments to the plan's recordkeeper or an affiliate, which generally is not a registered broker-dealer.
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It is likely that financial intermediaries that execute portfolio transactions for the Fund will include those firms with which the Manager and/or certain of its affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager and certain of its affiliates will not use Fund brokerage as any part of revenue sharing payments to financial intermediaries.
Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager and/or certain of its affiliates make such payments to financial intermediaries in amounts that generally range from 0.02% up to 0.20% of Fund assets serviced and maintained by the financial intermediaries or from 0.10% to 0.25% of sales of Fund shares attributable to the firm. In addition, the Manager and/or certain of its affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services intermediary’s systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial intermediaries to make presentations, and/or train and educate the personnel of the financial intermediaries, may be paid by the Manager and/or certain of its affiliates, subject to applicable FINRA regulations.
Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial intermediary may receive from the Manager and/or certain of its affiliates. You should review your financial intermediary’s disclosure and/or talk to your financial intermediary to obtain more information on how this compensation may have influenced your financial intermediary’s recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the SAI which is available to you at no additional charge.
Other Payments Received by Financial Intermediaries
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial intermediaries as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial intermediaries pursuant to which the Fund will pay financial intermediaries for certain administrative, sub-accounting and networking services provided that no such additional payments to financial intermediaries are made with respect to the Fund's Class R6 shares. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of recordkeeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”).
These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager or certain of its affiliates (but not the Distributor) also may pay a portion of the fees for the services to the financial intermediaries at their own expense and out of their own resources.
In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the Agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These administrative services provided by NSCC to the Fund and its shareholders include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the Fund and its shareholders. These payments are generally based on a transaction fee rate for certain administrative services plus a fee for other administrative services.
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Anti-Money Laundering
In accordance with federal law, each Fund has adopted policies designed to deter money laundering. Under the policies, the Fund will not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. Each Fund will seek to confirm the identity of potential shareholders to include both individuals and entities through documentary and non-documentary methods. Non-documentary methods may include verification of name, address, date of birth and tax identification number with selected credit bureaus. Each Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.
Understanding the Price You'll Pay
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund—known as the net asset value or NAV—is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund—or the NAV—is $10 ($1,000 divided by 100).

Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
The Fund's NAV will be determined every day on which the Fund is open as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern time). The Fund's portfolio securities are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under procedures established by the Board. These procedures include pricing methodologies for determining the fair value of certain types of securities and other assets held by the Fund that do not have quoted market prices, and authorize the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities and other market factors.
If the Fund determines that a market quotation for a security is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined, the Fund may use “fair value pricing,” which is implemented by a valuation committee (“Valuation Committee”) consisting of representatives of the Manager or by the Board. The subadviser often provides relevant information for the Valuation Committee meeting. In addition, the Fund may use fair value pricing determined by the Valuation Committee or Board if the pricing source does not provide an evaluated price for a security or provides an evaluated price that, in the judgment of the Manager (which may be based upon a recommendation from the subadviser), does not represent fair value. Equity securities that are traded on foreign exchanges are valued using pricing vendor services that provide fair value model prices. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. Non-US securities markets are open for trading on weekends and other days when the Fund does not price shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.
Investments in open-end non-exchange-traded mutual funds will be valued at their NAV as determined as of the close of the NYSE on the date of valuation, which will reflect the mutual fund’s fair valuation procedures.
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Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price. The prospectuses of any other mutual funds in which the Fund invests will explain each fund’s procedures and policies with respect to the use of fair value pricing.
Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.
What Price Will You Pay for Shares of the Fund? For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. Eastern time, or later than 4:00 p.m. Eastern time, your order to purchase must be received by 4:00 p.m. Eastern time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE. The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. We deem an order received when it is received by the Transfer Agent at its processing center. If you submit your order through a broker or other financial intermediary, it may be deemed received when received by the broker or financial intermediary.
Each business day, the Fund’s current NAV per share is made available at www.pgiminvestments.com (click on “Prices and Yields,” under the “I’m Looking For…” section, and then select a fund).
Additional Shareholder Services
As a Fund shareholder, you can take advantage of the following services and privileges:
Automatic Reinvestment. As we explained in the “Fund Distributions and Tax Issues” section, the Fund pays out—or distributes—its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. For accounts held at the Transfer Agent (PMFS), distributions of $10.00 or less on non-retirement accounts will not be paid out in cash, but will be automatically reinvested into your account.
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
Automatic Investment Plan (AIP). You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $50 monthly.
Note: New AIPs in Class B shares may not be established. Class B shareholders may not make automatic investments in Class B shares through an AIP. A Class B shareholder must designate a different share class of the same fund or another fund for purchases. Shareholders may select another share class which they are eligible to purchase.
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Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.
Note: Class B shareholders can continue to hold Class B shares in IRA and SIMPLE IRA accounts or in employer-sponsored retirement plans, but new contributions must be made in another share class.
Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.
Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your financial intermediary otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus and shareholder reports, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.
HOW TO SELL YOUR SHARES
You can sell your Fund shares for cash at any time, subject to certain restrictions. For more information about these restrictions, see “Restrictions on Sales” below.
When you sell shares of the Fund—also known as redeeming your shares—the price you will receive will be the NAV next determined after the Transfer Agent or your financial intermediary receives your order to sell (less any applicable CDSC).
Shares Held by Financial Intermediaries. If your financial intermediary holds your shares, your financial intermediary must receive your order to sell no later than the time regular trading on the NYSE closes—which is usually 4:00 p.m. Eastern time—to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE.
Shares Held by the Transfer Agent. If the Transfer Agent holds your shares, PMFS must receive your order to sell no later than the time regular trading on the NYSE closes—which is usually 4:00 p.m. Eastern time—to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. You may contact the Transfer Agent at:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
Payment for Shares You Have Sold
Shares Held by Financial Intermediaries. Typically, if your order to sell shares is received in good order, payment will be credited to your account within 1 to 3 business days after the order is received, but in any event within seven days. Your broker may charge you a separate or additional fee for sales of shares.
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Shares Held by the Transfer Agent. Typically, if your order to sell shares is received in good order, we will send payment on the next business day, but in any event within seven days, regardless of the method of payment (e.g., payment by check, wire or electronic transfer (ACH)).
Restrictions on Sales
If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date.
As a result of restrictions on withdrawals and transfers imposed by Section 403(b) of the Internal Revenue Code of 1986, as amended, we may consider a redemption request to not be in good order until we obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with such restrictions, if applicable. In such an event, the redemption request will not be in good order and we will not process it until we obtain information from your employer.
In addition, there are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, the former may happen only during unusual market conditions or emergencies when the Fund is unable to determine the value of its assets or sell its holdings. For more information, see the SAI.
If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order Medallion signature guaranteed if:
■	You are selling more than $100,000 of shares;
■	You want the redemption proceeds made payable to someone that is not in the Transfer Agent’s records;
■	You want the redemption proceeds sent to an address that is not in the Transfer Agent’s records;
■	You are a business or a trust; or
■	You are redeeming due to the death of the shareholder or on behalf of the shareholder.
The Medallion signature guarantee may be obtained from an authorized officer from a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized Medallion guarantee programs (STAMP, SEMP, or NYSE MSP), but not from a notary public. The Medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Transfer Agent reserves the right to reject sale transactions where the value of the transaction exceeds the value of the surety coverage indicated on the Medallion imprint. The Fund may change the signature guarantee requirements from time to time without prior notice to shareholders. For more information, see the SAI.
How the Fund Pays for Shares You Have Sold
Under normal market conditions, the Fund expects to pay for shares that you have sold primarily by using cash or cash equivalents in its portfolio or selling portfolio assets to generate cash. Supplementally, the Fund may also raise cash to pay for sold shares by short-term borrowing in the form of overdrafts permitted by the Fund’s custodian bank and/or by short-term borrowing from a group of banks through an unsecured credit facility, which is intended to provide the Fund with a temporary additional source of liquidity. In certain circumstances the Fund reserves the right to pay for sold shares by giving you securities from the Fund’s portfolio. If you receive securities, you would incur transaction costs in converting the securities to cash, and you may receive less for the securities than the price at which they were valued for redemption purposes.
During stressed market conditions, it may be impractical or impossible to raise sufficient cash to pay for sold shares through the primary methods described above. In these circumstances, the Fund would be more likely to rely more heavily on the credit facility as a source of liquidity, as described above.
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Contingent Deferred Sales Charge (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1.00% CDSC for shares redeemed within 12 months of purchase (the CDSC is waived for purchases by certain retirement and/or benefit plans). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
■	Amounts representing shares you purchased with reinvested dividends and distributions,
■	Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares, and 12 months for Class C shares, and
■	Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares, and 12 months for Class C shares).
Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid—or at least minimize—the CDSC.
Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
The CDSC is calculated based on the lesser of the original purchase price or the net asset value at redemption. The rate decreases on the anniversary date of your purchase.
The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class B or Class C shares were held in a money market fund.
Waiver of the CDSC—Class A Shares
The CDSC will be waived if the Class A shares are sold:
■	After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or permanent disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability;
■	To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account; and
■	To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account.
For more information, see the SAI.
Waiver of the CDSC—Class B Shares
The CDSC will be waived if the Class B shares are sold:
■	After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or permanent disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability;
■	To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account;
■	To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account; and
■	On certain redemptions effected through a Systematic Withdrawal Plan.
For more information, see the SAI.
Waiver of the CDSC—Class C Shares
The CDSC will be waived if the Class C shares are sold:
■	After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or permanent disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability;
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■	To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account; and
■	To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account.
For more information, see the SAI.
Involuntary Redemption of Small Accounts Held by the Transfer Agent
If the value of your account with PMFS is less than $500 for any reason, we may sell your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to Automatic Investment Plan (AIP) accounts, employee savings plan accounts, payroll deduction plan accounts, retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account), omnibus accounts, and accounts for which a broker or other financial intermediary is responsible for recordkeeping. Prior thereto, if you make a sale that reduces your account value to less than the threshold, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Involuntary Redemption” in the SAI.
Account Maintenance Fee for Accounts Held by the Transfer Agent
If the value of your account with PMFS is less than $10,000, with certain exclusions, a $15 annual account maintenance fee will be deducted from your account during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the account maintenance fee will be waived. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Account Maintenance Fee” in the SAI.
90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. In order to take advantage of this privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. This privilege can only be used once in a 12-month period. For more information, see the SAI.
The terms of this privilege may vary by financial intermediary. For more information, see “Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries.”
Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.
HOW TO EXCHANGE YOUR SHARES
You can generally exchange your shares of the Fund for shares of the same class in certain other PGIM Funds—including PGIM Government Money Market Fund—if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of other funds in the PGIM Funds mutual fund family, but you can’t exchange Class A shares for a different share class of another fund.
In addition, Class R6 shares cannot be exchanged for Class R6 shares of the Prudential Day One Funds or the PGIM 60/40 Allocation Fund.
After an exchange, at redemption, any CDSC will be calculated from the date of the initial purchase, excluding any time that Class B or Class C shares were held in PGIM Government Money Market Fund. We may change the terms of any exchange privilege after giving you 60 days' notice.
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Note: Class B shares may not be purchased or acquired by any Class B shareholder except by exchange from Class B shares of another fund or through dividend and/or capital gains reinvestment.
There is no sales charge for exchanges. However, if you exchange—and then sell—shares within the applicable CDSC period, you must still pay the applicable CDSC. At the time of exchange, CDSC liable shares and free shares move proportionally according to the percentage of total shares you are exchanging. If you have exchanged Class B or Class C shares into PGIM Government Money Market Fund, the time you hold the Class B or Class C shares in the money market fund will not be counted in calculating the required holding period for CDSC liability.
For investors in certain programs sponsored by financial intermediaries that offer shares of the Fund, or whose programs are available through financial intermediaries that offer shares of the Fund for mutual fund “wrap” or asset allocation programs or mutual fund “supermarket” programs, an exchange may be made from Class A to Class Z shares of the Fund in certain limited circumstances. Contact your program sponsor or financial intermediary with any questions.
Exchanging Shares Held by a Financial Intermediary. If you hold shares through a financial intermediary, you must exchange shares through your financial intermediary.
Exchanging Shares Held by the Transfer Agent. If you hold shares through the Transfer Agent, contact your financial advisor or PMFS at (800) 225-1852 or write to PMFS at:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
If you participate in any fee-based program where the Fund is an available investment option, you may arrange with the Transfer Agent or your recordkeeper to exchange your Class A shares, if any, for Class Z shares when you elect to participate in the fee-based program. When you no longer participate in the program, you may arrange with the Transfer Agent or your recordkeeper to exchange all of your Class Z shares, including shares purchased while you were in the program, for Class A shares.
Remember, as we explained in the section entitled “Fund Distributions and Tax Issues—If You Sell or Exchange Your Shares,” exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.
Frequent Purchases and Redemptions of Fund Shares
Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in non-US securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of non-US securities established some time before the Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.
66	PGIM Asset Allocation Funds

Each Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Fund's Chief Compliance Officer (“CCO”). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.
The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder’s account will be subject to a 60-day warning period. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund’s Transfer Agent that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.
Transactions in the PGIM money market funds and exchange-traded funds are excluded from this policy. In addition, transactions by affiliated PGIM funds, which are structured as “funds-of-funds,” and invest primarily in other mutual funds within the PGIM Fund family, are not subject to the limitations of the trading policy and are not considered frequent or short-term trading.
This policy does not apply to systematic purchases and redemptions (e.g., payroll purchases, systematic withdrawals and rebalancing transactions or other similar transactions not initiated by a shareholder or financial professional on the transaction date). Generally, purchases and redemptions will not be considered “systematic” unless the transaction is pre-established or scheduled for a specific date.
Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor daily trading activity above a certain threshold, which may be changed from time to time, over a rolling 90-day period. If a purchase into the Fund is rejected or canceled, the shareholder will receive a return of the purchase amount.
If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan (“Intermediaries”) that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.
The Transfer Agent also reviews aggregate omnibus net flows above a certain threshold. In cases where the activity is considered unusual, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary’s platform.
Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.
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Telephone Redemptions or Exchanges
You may redeem your shares of a Fund if the proceeds of the redemption do not exceed $250,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 and communicating your instructions in good order to a customer service representative before 4:00 p.m. Eastern time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled “How to Sell Your Shares—Restrictions on Sales” above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.
The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.
In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.
Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.
68	PGIM Asset Allocation Funds

FINANCIAL HIGHLIGHTS
Introduction
The financial highlights will help you evaluate the Fund's financial performance for the fiscal years or periods ended September 30, 2018, 2017, 2016, 2015, and 2014. Certain information reflects financial results for a single fund share. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.
These financial highlights were derived from the financial statements audited by KPMG LLP, an independent registered public accounting firm, whose report on those financial statements was unqualified.
A copy of the Fund's annual report, including the Fund's audited financial statements and report of independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this Prospectus.
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PGIM CONSERVATIVE ALLOCATION FUND
Class A Shares
	Year Ended September 30,
	2018(a)	2017(a)	2016(a)	2015(a)	2014
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$13.10	$12.43	$12.49	$13.30	$13.03
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.18	0.16	0.24	0.20
Net realized and unrealized gain (loss) on investment transactions	0.25	0.83	0.62	(0.41)	0.53
Total from investment operations	0.48	1.01	0.78	(0.17)	0.73
Less Dividends and Distributions:
Dividends from net investment income	(0.31)	(0.20)	(0.21)	(0.29)	(0.22)
Distributions from net realized gains	(0.25)	(0.14)	(0.63)	(0.35)	(0.24)
Total dividends and distributions	(0.56)	(0.34)	(0.84)	(0.64)	(0.46)
Net asset value, end of year	$13.02	$13.10	$12.43	$12.49	$13.30
Total Return(b):	3.69%	8.33%	6.61%	(1.42)%	5.67%

Ratios/Supplemental Data:
Net assets, end of year (000)	$87,433	$86,890	$85,173	$73,273	$72,292
Average net assets (000)	$88,432	$82,763	$81,813	$75,170	$66,510
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.60%	0.71%	0.73%	0.72%	0.71%
Expenses before waivers and/or expense reimbursement	0.66%(d)	0.77%	0.78%	0.77%	0.76%
Net investment income (loss)	1.74%	1.43%	1.36%	1.86%	1.48%
Portfolio turnover rate(e)	20%	17%	25%	42%	46%
(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying funds in which the Fund invests.
(d) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e) The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
70	PGIM Asset Allocation Funds

Class B Shares
	Year Ended September 30,
	2018(a)	2017(a)	2016(a)	2015(a)	2014
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$13.04	$12.37	$12.43	$13.24	$12.98
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.10	0.08	0.15	0.10
Net realized and unrealized gain (loss) on investment transactions	0.24	0.81	0.61	(0.42)	0.52
Total from investment operations	0.37	0.91	0.69	(0.27)	0.62
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.10)	(0.12)	(0.19)	(0.12)
Distributions from net realized gains	(0.25)	(0.14)	(0.63)	(0.35)	(0.24)
Total dividends and distributions	(0.46)	(0.24)	(0.75)	(0.54)	(0.36)
Net asset value, end of year	$12.95	$13.04	$12.37	$12.43	$13.24
Total Return(b):	2.85%	7.54%	5.84%	(2.17)%	4.82%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,680	$7,892	$16,107	$30,118	$40,863
Average net assets (000)	$6,242	$12,187	$23,560	$37,344	$43,801
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.35%	1.47%	1.48%	1.47%	1.46%
Expenses before waivers and/or expense reimbursement	1.71%(d)	1.48%	1.48%	1.47%	1.46%
Net investment income (loss)	1.03%	0.77%	0.67%	1.17%	0.73%
Portfolio turnover rate(e)	20%	17%	25%	42%	46%
(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying funds in which the Fund invests.
(d) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e) The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
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Class C Shares
	Year Ended September 30,
	2018(a)	2017(a)	2016(a)	2015(a)	2014
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$13.04	$12.37	$12.44	$13.24	$12.98
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.09	0.08	0.14	0.10
Net realized and unrealized gain (loss) on investment transactions	0.24	0.82	0.60	(0.40)	0.52
Total from investment operations	0.37	0.91	0.68	(0.26)	0.62
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.10)	(0.12)	(0.19)	(0.12)
Distributions from net realized gains	(0.25)	(0.14)	(0.63)	(0.35)	(0.24)
Total dividends and distributions	(0.46)	(0.24)	(0.75)	(0.54)	(0.36)
Net asset value, end of year	$12.95	$13.04	$12.37	$12.44	$13.24
Total Return(b):	2.85%	7.54%	5.75%	(2.09)%	4.82%

Ratios/Supplemental Data:
Net assets, end of year (000)	$25,307	$26,447	$28,325	$31,091	$28,724
Average net assets (000)	$26,104	$27,069	$30,257	$30,647	$26,250
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.35%	1.46%	1.48%	1.47%	1.46%
Expenses before waivers and/or expense reimbursement	1.39%(d)	1.47%	1.48%	1.47%	1.46%
Net investment income (loss)	1.00%	0.70%	0.63%	1.09%	0.69%
Portfolio turnover rate(e)	20%	17%	25%	42%	46%
(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying funds in which the Fund invests.
(d) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e) The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
72	PGIM Asset Allocation Funds

Class R Shares
	Year Ended September 30,
	2018(a)	2017(a)	2016(a)	2015(a)	2014
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$13.15	$12.47	$12.53	$13.34	$13.07
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.15	0.13	0.21	0.17
Net realized and unrealized gain (loss) on investment transactions	0.25	0.84	0.62	(0.41)	0.53
Total from investment operations	0.44	0.99	0.75	(0.20)	0.70
Less Dividends and Distributions:
Dividends from net investment income	(0.27)	(0.17)	(0.18)	(0.26)	(0.19)
Distributions from net realized gains	(0.25)	(0.14)	(0.63)	(0.35)	(0.24)
Total dividends and distributions	(0.52)	(0.31)	(0.81)	(0.61)	(0.43)
Net asset value, end of year	$13.07	$13.15	$12.47	$12.53	$13.34
Total Return(b):	3.42%	8.11%	6.32%	(1.66)%	5.38%

Ratios/Supplemental Data:
Net assets, end of year (000)	$178	$153	$115	$107	$95
Average net assets (000)	$170	$136	$101	$101	$76
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.85%	0.96%	0.98%	0.97%	0.96%
Expenses before waivers and/or expense reimbursement	9.44%(d)	1.22%	1.23%	1.22%	1.21%
Net investment income (loss)	1.49%	1.18%	1.10%	1.59%	1.18%
Portfolio turnover rate(e)	20%	17%	25%	42%	46%
(a) Calculated based on average shares outstanding during the year.
(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying funds in which the Fund invests.
(d) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e) The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
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Class Z Shares
	Year Ended September 30,
	2018(a)	2017(a)	2016(a)	2015(a)	2014
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$13.17	$12.49	$12.55	$13.36	$13.09
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.21	0.19	0.27	0.22
Net realized and unrealized gain (loss) on investment transactions	0.24	0.84	0.63	(0.40)	0.54
Total from investment operations	0.50	1.05	0.82	(0.13)	0.76
Less Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.23)	(0.25)	(0.33)	(0.25)
Distributions from net realized gains	(0.25)	(0.14)	(0.63)	(0.35)	(0.24)
Total dividends and distributions	(0.59)	(0.37)	(0.88)	(0.68)	(0.49)
Net asset value, end of year	$13.08	$13.17	$12.49	$12.55	$13.36
Total Return(b):	3.85%	8.65%	6.85%	(1.16)%	5.90%

Ratios/Supplemental Data:
Net assets, end of year (000)	$10,099	$8,086	$7,637	$6,404	$5,572
Average net assets (000)	$8,516	$7,804	$6,800	$6,058	$5,941
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.35%	0.46%	0.48%	0.47%	0.46%
Expenses before waivers and/or expense reimbursement	0.47%(d)	0.47%	0.48%	0.47%	0.46%
Net investment income (loss)	1.96%	1.67%	1.59%	2.09%	1.75%
Portfolio turnover rate(e)	20%	17%	25%	42%	46%
(a) Calculated based on average shares outstanding during the year.
(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying funds in which the Fund invests.
(d) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e) The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
74	PGIM Asset Allocation Funds

Class R6 Shares
November 28, 2017(a) through September 30, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$13.34
Income (loss) from investment operations:
Net investment income (loss)	0.19
Net realized and unrealized gain (loss) on investment transactions	0.08
Total from investment operations	0.27
Less Dividends and Distributions:
Dividends from net investment income	(0.29)
Distributions from net realized gains	(0.25)
Total dividends and distributions	(0.54)
Net asset value, end of period	$13.07
Total Return(c):	2.09%

Ratios/Supplemental Data:
Net assets, end of period (000)	$63
Average net assets (000)	$33
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.35%(e)
Expenses before waivers and/or expense reimbursement	94.93%(e)
Net investment income (loss)	1.78%(e)
Portfolio turnover rate(f)	20%
(a) Commencement of offering.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d) Does not include expenses of the underlying funds in which the Fund invests.
(e) Annualized.
(f) The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
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PGIM MODERATE ALLOCATION FUND
Class A Shares
	Year Ended September 30,
	2018(a)	2017(a)	2016(a)	2015(a)	2014
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.21	$13.93	$13.96	$15.17	$14.21
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.14	0.12	0.18	0.15
Net realized and unrealized gain (loss) on investment transactions	0.73	1.62	0.94	(0.55)	0.97
Total from investment operations	0.93	1.76	1.06	(0.37)	1.12
Less Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.17)	(0.21)	(0.31)	(0.16)
Distributions from net realized gains	(0.35)	(0.31)	(0.88)	(0.53)	–
Total dividends and distributions	(0.67)	(0.48)	(1.09)	(0.84)	(0.16)
Net asset value, end of year	$15.47	$15.21	$13.93	$13.96	$15.17
Total Return(b):	6.23%	12.99%	8.00%	(2.79)%	7.91%

Ratios/Supplemental Data:
Net assets, end of year (000)	$125,569	$124,808	$106,173	$96,846	$93,752
Average net assets (000)	$127,258	$114,527	$100,247	$98,271	$89,611
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.58%	0.70%	0.75%	0.71%	0.70%
Expenses before waivers and/or expense reimbursement	0.63%(d)	0.76%	0.80%	0.76%	0.75%
Net investment income (loss)	1.27%	1.00%	0.90%	1.17%	1.00%
Portfolio turnover rate(e)	24%	19%	20%	45%	35%
(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying funds in which the Fund invests.
(d) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e) The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
76	PGIM Asset Allocation Funds

Class B Shares
	Year Ended September 30,
	2018(a)	2017(a)	2016(a)	2015(a)	2014
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.05	$13.79	$13.83	$15.04	$14.09
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.06	0.03	0.07	0.04
Net realized and unrealized gain (loss) on investment transactions	0.72	1.58	0.91	(0.56)	0.97
Total from investment operations	0.81	1.64	0.94	(0.49)	1.01
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.07)	(0.10)	(0.19)	(0.06)
Distributions from net realized gains	(0.35)	(0.31)	(0.88)	(0.53)	–
Total dividends and distributions	(0.56)	(0.38)	(0.98)	(0.72)	(0.06)
Net asset value, end of year	$15.30	$15.05	$13.79	$13.83	$15.04
Total Return(b):	5.47%	12.16%	7.13%	(3.55)%	7.15%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,963	$13,496	$25,407	$38,084	$53,127
Average net assets (000)	$11,082	$19,480	$32,651	$48,273	$56,302
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.35%	1.46%	1.50%	1.46%	1.45%
Expenses before waivers and/or expense reimbursement	1.59%(d)	1.47%	1.50%	1.46%	1.45%
Net investment income (loss)	0.56%	0.40%	0.22%	0.49%	0.28%
Portfolio turnover rate(e)	24%	19%	20%	45%	35%
(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying funds in which the Fund invests.
(d) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e) The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Visit our website at www.pgiminvestments.com	77

Class C Shares
	Year Ended September 30,
	2018(a)	2017(a)	2016(a)	2015(a)	2014
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.05	$13.78	$13.83	$15.03	$14.08
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.04	0.03	0.06	0.04
Net realized and unrealized gain (loss) on investment transactions	0.72	1.61	0.90	(0.54)	0.97
Total from investment operations	0.80	1.65	0.93	(0.48)	1.01
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.07)	(0.10)	(0.19)	(0.06)
Distributions from net realized gains	(0.35)	(0.31)	(0.88)	(0.53)	–
Total dividends and distributions	(0.56)	(0.38)	(0.98)	(0.72)	(0.06)
Net asset value, end of year	$15.29	$15.05	$13.78	$13.83	$15.03
Total Return(b):	5.40%	12.24%	7.06%	(3.48)%	7.15%

Ratios/Supplemental Data:
Net assets, end of year (000)	$24,322	$25,765	$28,306	$30,872	$29,564
Average net assets (000)	$25,729	$26,925	$29,628	$31,776	$28,118
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.35%	1.45%	1.50%	1.46%	1.45%
Expenses before waivers and/or expense reimbursement	1.37%(d)	1.46%	1.50%	1.46%	1.45%
Net investment income (loss)	0.51%	0.31%	0.19%	0.40%	0.24%
Portfolio turnover rate(e)	24%	19%	20%	45%	35%
(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying funds in which the Fund invests.
(d) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e) The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
78	PGIM Asset Allocation Funds

Class R Shares
	Year Ended September 30,
	2018(a)	2017(a)	2016(a)	2015(a)	2014
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.11	$13.83	$13.87	$15.11	$14.15
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.07	0.09	0.18	0.11
Net realized and unrealized gain (loss) on investment transactions	0.75	1.65	0.93	(0.62)	0.97
Total from investment operations	0.88	1.72	1.02	(0.44)	1.08
Less Dividends and Distributions:
Dividends from net investment income	(0.28)	(0.13)	(0.18)	(0.27)	(0.12)
Distributions from net realized gains	(0.35)	(0.31)	(0.88)	(0.53)	–
Total dividends and distributions	(0.63)	(0.44)	(1.06)	(0.80)	(0.12)
Net asset value, end of year	$15.36	$15.11	$13.83	$13.87	$15.11
Total Return(b):	5.94%	12.80%	7.68%	(3.26)%	7.67%

Ratios/Supplemental Data:
Net assets, end of year (000)	$180	$51	$4	$4	$177
Average net assets (000)	$135	$15	$4	$140	$167
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.85%	0.88%	1.00%	0.96%	0.95%
Expenses before waivers and/or expense reimbursement	11.64%(d)	1.16%	1.25%	1.21%	1.20%
Net investment income (loss)	0.83%	0.51%	0.64%	1.18%	0.76%
Portfolio turnover rate(e)	24%	19%	20%	45%	35%
(a) Calculated based on average shares outstanding during the year.
(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying funds in which the Fund invests.
(d) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e) The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Visit our website at www.pgiminvestments.com	79

Class Z Shares
	Year Ended September 30,
	2018(a)	2017(a)	2016(a)	2015(a)	2014
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.24	$13.95	$13.99	$15.20	$14.23
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.18	0.17	0.21	0.17
Net realized and unrealized gain (loss) on investment transactions	0.73	1.62	0.92	(0.54)	0.99
Total from investment operations	0.97	1.80	1.09	(0.33)	1.16
Less Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.20)	(0.25)	(0.35)	(0.19)
Distributions from net realized gains	(0.35)	(0.31)	(0.88)	(0.53)	–
Total dividends and distributions	(0.71)	(0.51)	(1.13)	(0.88)	(0.19)
Net asset value, end of year	$15.50	$15.24	$13.95	$13.99	$15.20
Total Return(b):	6.47%	13.32%	8.21%	(2.54)%	8.22%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,936	$3,481	$3,283	$3,601	$3,767
Average net assets (000)	$3,103	$2,928	$3,319	$3,537	$3,190
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.35%	0.45%	0.50%	0.46%	0.45%
Expenses before waivers and/or expense reimbursement	0.81%(d)	0.45%	0.50%	0.46%	0.45%
Net investment income (loss)	1.57%	1.27%	1.24%	1.43%	1.20%
Portfolio turnover rate(e)	24%	19%	20%	45%	35%
(a) Calculated based on average shares outstanding during the year.
(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying funds in which the Fund invests.
(d) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e) The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
80	PGIM Asset Allocation Funds

Class R6 Shares
November 28, 2017(a) through September 30, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$15.63
Income (loss) from investment operations:
Net investment income (loss)	0.21
Net realized and unrealized gain (loss) on investment transactions	0.37
Total from investment operations	0.58
Less Dividends and Distributions:
Dividends from net investment income	(0.36)
Distributions from net realized gains	(0.35)
Total dividends and distributions	(0.71)
Net asset value, end of period	$15.50
Total Return(c):	3.82%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10
Average net assets (000)	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.35%(e)
Expenses before waivers and/or expense reimbursement	304.68%(e)
Net investment income (loss)	1.64%(e)
Portfolio turnover rate(f)	24%
(a) Commencement of offering.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d) Does not include expenses of the underlying funds in which the Fund invests.
(e) Annualized.
(f) The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Visit our website at www.pgiminvestments.com	81

PGIM GROWTH ALLOCATION FUND
Class A Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.07	$15.94	$16.15	$17.41	$16.02
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.10	0.07	0.08	0.08
Net realized and unrealized gain (loss) on investment transactions	1.35	2.67	1.33	(0.84)	1.42
Total from investment operations	1.49	2.77	1.40	(0.76)	1.50
Less Dividends and Distributions:
Dividends from net investment income	(0.40)	(0.18)	(0.16)	(0.35)	(0.11)
Distributions from net realized gains	(0.26)	(0.46)	(1.45)	(0.15)	–
Total dividends and distributions	(0.66)	(0.64)	(1.61)	(0.50)	(0.11)
Net asset value, end of year	$18.90	$18.07	$15.94	$16.15	$17.41
Total Return(b):	8.35%	17.95%	9.13%	(4.58)%	9.37%

Ratios/Supplemental Data:
Net assets, end of year (000)	$85,010	$78,919	$65,038	$57,536	$56,293
Average net assets (000)	$83,930	$70,830	$60,610	$59,770	$52,609
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.60%	0.71%	0.75%	0.75%	0.75%
Expenses before waivers and/or expense reimbursement	0.73%(d)	0.90%	0.97%	0.93%	0.90%
Net investment income (loss)	0.75%	0.58%	0.47%	0.48%	0.46%
Portfolio turnover rate(e)	23%	23%	24%	44%	24%
(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying funds in which the Fund invests.
(d) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e) The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
82	PGIM Asset Allocation Funds

Class B Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.28	$15.28	$15.53	$16.76	$15.44
Income (loss) from investment operations:
Net investment income (loss)	0.02	–(b)	(0.03)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	1.27	2.53	1.27	(0.82)	1.36
Total from investment operations	1.29	2.53	1.24	(0.85)	1.32
Less Dividends and Distributions:
Dividends from net investment income	(0.28)	(0.07)	(0.04)	(0.23)	–
Distributions from net realized gains	(0.26)	(0.46)	(1.45)	(0.15)	–
Total dividends and distributions	(0.54)	(0.53)	(1.49)	(0.38)	–
Net asset value, end of year	$18.03	$17.28	$15.28	$15.53	$16.76
Total Return(c):	7.53%	17.04%	8.35%	(5.28)%	8.55%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,251	$9,205	$13,335	$18,670	$27,929
Average net assets (000)	$7,824	$11,120	$16,171	$24,591	$30,822
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.35%	1.47%	1.50%	1.50%	1.50%
Expenses before waivers and/or expense reimbursement	1.75%(e)	1.61%	1.67%	1.63%	1.60%
Net investment income (loss)	0.13%	0.01%	(0.18)%	(0.16)%	(0.22)%
Portfolio turnover rate(f)	23%	23%	24%	44%	24%
(a) Calculated based on average shares outstanding during the year.
(b) Less than $0.005 per share.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d) Does not include expenses of the underlying funds in which the Fund invests.
(e) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(f) The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Visit our website at www.pgiminvestments.com	83

Class C Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.30	$15.30	$15.54	$16.78	$15.45
Income (loss) from investment operations:
Net investment income (loss)	–(b)	(0.02)	(0.04)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	1.29	2.55	1.29	(0.81)	1.38
Total from investment operations	1.29	2.53	1.25	(0.86)	1.33
Less Dividends and Distributions:
Dividends from net investment income	(0.28)	(0.07)	(0.04)	(0.23)	–
Distributions from net realized gains	(0.26)	(0.46)	(1.45)	(0.15)	–
Total dividends and distributions	(0.54)	(0.53)	(1.49)	(0.38)	–
Net asset value, end of year	$18.05	$17.30	$15.30	$15.54	$16.78
Total Return(c):	7.52%	17.01%	8.41%	(5.33)%	8.61%

Ratios/Supplemental Data:
Net assets, end of year (000)	$16,051	$14,517	$12,473	$12,025	$11,858
Average net assets (000)	$15,714	$13,311	$12,092	$12,540	$11,625
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.35%	1.46%	1.50%	1.50%	1.50%
Expenses before waivers and/or expense reimbursement	1.48%(e)	1.60%	1.67%	1.63%	1.60%
Net investment income (loss)	–%(f)	(0.14)%	(0.26)%	(0.28)%	(0.29)%
Portfolio turnover rate(g)	23%	23%	24%	44%	24%
(a) Calculated based on average shares outstanding during the year.
(b) Less than $(0.005) per share.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d) Does not include expenses of the underlying funds in which the Fund invests.
(e) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(f) Less than 0.005%.
(g) The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
84	PGIM Asset Allocation Funds

Class R Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.91	$15.80	$16.01	$17.27	$15.90
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.06	(0.04)	0.04	0.04
Net realized and unrealized gain (loss) on investment transactions	1.24	2.65	1.40	(0.84)	1.40
Total from investment operations	1.42	2.71	1.36	(0.80)	1.44
Less Dividends and Distributions:
Dividends from net investment income	(0.35)	(0.14)	(0.12)	(0.31)	(0.07)
Distributions from net realized gains	(0.26)	(0.46)	(1.45)	(0.15)	–
Total dividends and distributions	(0.61)	(0.60)	(1.57)	(0.46)	(0.07)
Net asset value, end of year	$18.72	$17.91	$15.80	$16.01	$17.27
Total Return(b):	8.05%	17.69%	8.91%	(4.85)%	9.07%

Ratios/Supplemental Data:
Net assets, end of year (000)	$50	$29	$14	$3	$3
Average net assets (000)	$139	$26	$8	$3	$3
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.85%	0.96%	1.00%	1.00%	0.97%
Expenses before waivers and/or expense reimbursement	11.20%(d)	1.34%	1.42%	1.36%	1.31%
Net investment income (loss)	1.00%	0.35%	(0.24)%	0.21%	0.25%
Portfolio turnover rate(e)	23%	23%	24%	44%	24%
(a) Calculated based on average shares outstanding during the year.
(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying funds in which the Fund invests.
(d) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e) The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Visit our website at www.pgiminvestments.com	85

Class Z Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.30	$16.14	$16.34	$17.61	$16.20
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.14	0.13	0.15	0.11
Net realized and unrealized gain (loss) on investment transactions	1.40	2.70	1.33	(0.87)	1.45
Total from investment operations	1.56	2.84	1.46	(0.72)	1.56
Less Dividends and Distributions:
Dividends from net investment income	(0.44)	(0.22)	(0.21)	(0.40)	(0.15)
Distributions from net realized gains	(0.26)	(0.46)	(1.45)	(0.15)	–
Total dividends and distributions	(0.70)	(0.68)	(1.66)	(0.55)	(0.15)
Net asset value, end of year	$19.16	$18.30	$16.14	$16.34	$17.61
Total Return(b):	8.66%	18.19%	9.39%	(4.36)%	9.64%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,722	$2,211	$1,845	$1,573	$1,477
Average net assets (000)	$3,582	$1,974	$1,794	$1,352	$1,278
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.35%	0.46%	0.50%	0.50%	0.50%
Expenses before waivers and/or expense reimbursement	0.90%(d)	0.60%	0.67%	0.63%	0.60%
Net investment income (loss)	0.83%	0.86%	0.81%	0.82%	0.62%
Portfolio turnover rate(e)	23%	23%	24%	44%	24%
(a) Calculated based on average shares outstanding during the year.
(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying funds in which the Fund invests.
(d) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e) The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
86	PGIM Asset Allocation Funds

Class R6 Shares
November 28, 2017(a) through September 30, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$18.92
Income (loss) from investment operations:
Net investment income (loss)	0.01
Net realized and unrealized gain (loss) on investment transactions	0.92
Total from investment operations	0.93
Less Dividends and Distributions:
Dividends from net investment income	(0.44)
Distributions from net realized gains	(0.26)
Total dividends and distributions	(0.70)
Net asset value, end of period	$19.15
Total Return(c):	5.05%

Ratios/Supplemental Data:
Net assets, end of period (000)	$471
Average net assets (000)	$208
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.35%(e)
Expenses before waivers and/or expense reimbursement	15.30%(e)
Net investment income (loss)	0.05%(e)
Portfolio turnover rate(f)	23%
(a) Commencement of offering.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d) Does not include expenses of the underlying funds in which the Fund invests.
(e) Annualized.
(f) The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Visit our website at www.pgiminvestments.com	87

GLOSSARY
FUND INDEXES
Conservative Customized Blend Index. The Conservative Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (25.5%), the MSCI ACWI ex-US Index (10%), the Bloomberg Barclays US Aggregate Bond Index (29%), the Bloomberg Barclays 1-3 Year Government/Credit Index (29%), the FTSE EPRA/NAREIT Developed Net Index (5%) and the Citigroup 3-Month T-Bill Index (1.5%). The Conservative Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses.
Moderate Customized Blend Index. The Moderate Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (45%), the MSCI ACWI ex-US Index (15%), the Bloomberg Barclays US Aggregate Bond Index (19%), the Bloomberg Barclays 1-3 Year Government/Credit Index (14%), the FTSE EPRA/NAREIT Developed Net Index (5%) and the Citigroup 3-Month T-Bill Index (2%). The Moderate Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses.
Growth Customized Blend Index. The Growth Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (60.5%), the MSCI ACWI ex-US Index (24%), the Bloomberg Barclays US Aggregate Bond Index (8%), the FTSE EPRA/NAREIT Developed Net Index (5%) and the Citigroup 3-Month T-Bill Index (2.5%). The Growth Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses.
Lipper Mixed-Asset Target Allocation Conservative Funds Average. The Lipper Mixed-Asset Target Allocation Conservative Funds Average is based on the average return of all mutual funds in the Lipper Mixed Asset Target Allocation Conservative Funds category and does not include the effect of any sales charges or taxes. Returns would be lower if sales charges and taxes were reflected.
Lipper Mixed-Asset Target Allocation Moderate Funds Average. The Lipper Mixed-Asset Target Allocation Moderate Funds Average is based on the average return of all mutual funds in the Lipper Mixed-Asset Target Allocation Moderate Funds category and does not include the effect of any sales charges or taxes. Returns would be lower if sales charges and taxes were reflected.
Lipper Mixed-Asset Target Allocation Growth Funds Average. The Lipper Mixed-Asset Target Allocation Growth Funds Average is based on the average return of all mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds category and does not include the effect of any sales charges or taxes. Returns would be lower if sales charges and taxes were reflected.
Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average. The Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average consists of funds of funds that, by portfolio practice, maintain at least 80% of assets in equity securities, with the remainder invested in bonds, cash and cash equivalents. The Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average does not include the effect of any sales charges or taxes. Returns would be lower if sales charges and taxes were reflected.
Russell 1000 Index. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000® Index, an index that represents approximately 98% of the US market. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes payable by investors. These returns would be lower if they included the effect of these expenses.
S&P 500 Index. The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses.
88	PGIM Asset Allocation Funds

APPENDIX A: WAIVERS AND DISCOUNTS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (CDSC) waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares through the applicable intermediary to receive these waivers or discounts.
Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, as applicable, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■	Shares purchased by or through a 529 Plan, if applicable
■	Shares purchased through a Merrill Lynch affiliated investment advisory program
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
■	Shares of funds purchased through the Merrill Edge Self-Directed platform
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on Class A, B and C Shares available at Merrill Lynch
■	Death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in this prospectus
■	Return of excess contributions from an IRA Account
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2
■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
■	Shares acquired through a Right of Reinstatement
■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
■	Breakpoints as described in this prospectus
■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
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■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
Morgan Stanley Wealth Management
Effective July 1, 2018 shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and be more limited than those disclosed elsewhere in this Fund's prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
■	Shares purchased through a Morgan Stanley self-directed brokerage account
■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial
Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.
■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
■	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father,
90	PGIM Asset Allocation Funds

grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
■	Shares purchased in an investment advisory program.
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
■	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A, B and C shares available at Raymond James
■	Death or disability of the shareholder.
■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
■	Return of excess contributions from an IRA Account.
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund’s prospectus.
■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
■	Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation
■	Breakpoints as described in this prospectus.
■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
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FOR MORE INFORMATION Please read this Prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
■ MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 ■ WEBSITE www.pgiminvestments.com	■ TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the US)

■ E-DELIVERY
To receive your mutual fund documents on-line, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

The Annual and Semi-Annual Reports and the SAI contain additional information about the Fund. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.
■ STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) ■ SEMI-ANNUAL REPORT	■ ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

You can also obtain copies of Fund documents, including the SAI, from the Securities and Exchange Commission as follows (the SEC charges a fee to copy documents):
■ ELECTRONIC REQUEST publicinfo@sec.gov	■ VIA THE INTERNET on the EDGAR Database at www.sec.gov

PGIM Conservative Allocation Fund
Share Class	A	B	C	R	Z	R6
NASDAQ	JDUAX	JDABX	JDACX	JDARX	JDAZX	JDAQX
CUSIP	74437E750	74437E743	74437E735	74437E628	74437E784	74437E453

PGIM Moderate Allocation Fund
Share Class	A	B	C	R	Z	R6
NASDAQ	JDTAX	JDMBX	JDMCX	JMARX	JDMZX	JDTQX
CUSIP	74437E727	74437E719	74437E693	74437E610	74437E776	74437E438

PGIM Growth Allocation Fund
Share Class	A	B	C	R	Z	R6
NASDAQ	JDAAX	JDGBX	JDGCX	JGARX	JDGZX	JDGQX
CUSIP	74437E685	74437E677	74437E669	74437E594	74437E768	74437E446
MF194STAT	The Fund's Investment Company Act File No. 811-07343

PGIM Balanced Fund
Formerly, Prudential Balanced Fund
PROSPECTUS — November 29, 2018
Objective
Income and long-term growth of capital
PGIM BALANCED FUND
A: PIBAX	B: PBFBX	C: PABCX	R: PALRX	Z: PABFX	R6: PIBQX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company. Quantitative Management Associates LLC and PGIM, Inc. are registered investment advisers and Prudential Financial companies. ©2018 Prudential Financial, Inc., and its related entities. PGIM Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.
To enroll in e-delivery, go to pgiminvestments.com/edelivery

3	FUND SUMMARY
3	INVESTMENT OBJECTIVE
3	FUND FEES AND EXPENSES
4	INVESTMENTS, RISKS AND PERFORMANCE
7	MANAGEMENT OF THE FUND
8	BUYING AND SELLING FUND SHARES
8	TAX INFORMATION
8	PAYMENTS TO FINANCIAL INTERMEDIaries
9	MORE ABOUT THE FUND'S PRINCIPAL AND NON-PRINCIPAL INVESTMENT STRATEGIES, INVESTMENTS AND RISKS
9	INVESTMENTS AND INVESTMENT STRATEGIES
13	RISKS OF INVESTING IN THE FUND
18	HOW THE FUND IS MANAGED
18	BOARD OF DIRECTORS
18	MANAGER
18	INVESTMENT SUBADVISERS
19	PORTFOLIO MANAGERS
20	DISTRIBUTOR
21	DISCLOSURE OF PORTFOLIO HOLDINGS
22	FUND DISTRIBUTIONS AND TAX ISSUES
22	DISTRIBUTIONS
22	TAX ISSUES
24	IF YOU SELL OR EXCHANGE YOUR SHARES
25	HOW TO BUY, SELL AND EXCHANGE FUND SHARES
25	HOW TO BUY SHARES
38	HOW TO SELL YOUR SHARES
41	HOW TO EXCHANGE YOUR SHARES
45	FINANCIAL HIGHLIGHTS
52	GLOSSARY
53	APPENDIX A: WAIVERS AND DISCOUNTS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES

FUND SUMMARY
INVESTMENT OBJECTIVE
The investment objective of the Fund is to seek income and long-term growth of capital.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $25,000 or more in shares of the Fund or other funds in the PGIM Funds family. More information about these discounts as well as other waivers or discounts is available from your financial professional and is explained in Reducing or Waiving Class A's and Class C’s Sales Charges on page 28 of the Fund's Prospectus, Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries on page 53 of the Fund's Prospectus and in Rights of Accumulation on page 86 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class R	Class Z	Class R6†
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00%	5.00%	1.00%	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None
Redemption fee	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15	None	None*	None
*Direct Transfer Agent Accounts holding under $10,000 of Class Z shares are subject to the $15 fee.
†Formerly known as Class Q.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Z	Class R6(1)
Management fees	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	0.75%	None	None
Other expenses(2)	0.22%	0.48%	0.22%	1.48%	0.23%	10.66%
Total annual Fund operating expenses	1.17%	2.13%	1.87%	2.88%	0.88%	11.31%
Fee waiver and/or expense reimbursement	(0.17)%	(0.10)%	(0.10)%	(1.25)%	(0.10)%	(10.66)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement(3,4)	1.00%	2.03%	1.77%	1.63%	0.78%	0.65%
(1) Formerly known as Class Q.
(2) Expense information in the table has been restated to reflect current fees.
(3) PGIM Investments LLC (PGIM Investments) has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.00% of average daily net assets for Class A shares, 1.63% of average daily net assets for Class R shares and 0.65% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.
(4) The distributor of the Fund has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for the Fund’s Class R shares to 0.50% of the average daily net assets of the Class R shares of the Fund. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
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	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$646	$885	$1,143	$1,878	$646	$885	$1,143	$1,878
Class B	$706	$957	$1,235	$2,094	$206	$657	$1,135	$2,094
Class C	$280	$578	$1,002	$2,182	$180	$578	$1,002	$2,182
Class R	$166	$774	$1,408	$3,115	$166	$774	$1,408	$3,115
Class Z	$80	$271	$478	$1,075	$80	$271	$478	$1,075
Class R6†	$66	$2,280	$4,223	$8,105	$66	$2,280	$4,223	$8,105
†Formerly known as Class Q.
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 145% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing in a portfolio of equity, fixed-income and money market securities that is actively managed to capitalize on opportunities created by perceived misvaluation. Quantitative Management Associates LLC (QMA), one of the Fund's subadvisers is responsible for allocating the Fund’s assets among equities, bonds and cash. QMA also manages the Fund’s equity portfolio. Normally the Fund will invest 45% to 70% of its total assets in equity and equity-related securities, including real estate investment trusts (REITs). Equity and equity-related securities in which the Fund primarily invests are common stocks and stock index futures. The Fund may invest up to 15% of its total assets in equity-related securities of small companies. QMA considers small cap stocks to include those in the Russell 2000 Index. As of September 30, 2018, the largest company in the index was approximately $8.5 billion and the median capitalization was approximately $943 million.
PGIM Fixed Income, the Fund's other subadviser, manages the Fund's fixed income portfolio. Under normal circumstances, 30% to 55% of the Fund's total assets are invested in fixed income securities. Fixed income securities include, but are not limited to debt obligations issued by the US government and its agencies, corporate debt securities, mortgage-related securities, and asset-backed securities. In managing the Fund’s assets, the subadviser uses a combination of top-down economic analysis and bottom up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Fund may invest in a security based upon the expected total return rather than the yield of such security.
Normally, up to 35% of the Fund’s total assets may be invested in money market instruments, which include the commercial paper of US and non-US corporations, short-term obligations of US and foreign banks and short-term obligations guaranteed by the US Government or its agencies.
The Fund may invest up to 35% of its total assets in non-US securities.
Principal Risks. All investments have risks to some degree. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
4	PGIM Balanced Fund

Management Risk. The value of your investment may decrease if judgments by the subadvisers about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.
Equity and Equity-Related Securities Risks. The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund's holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Small Company Risk. Small company stocks present above-average risks in comparison to larger companies. Small companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may be less liquid and fluctuate in value more than the stocks of larger, more established companies.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Bond Obligations Risk. As with credit risk, market risk and interest rate risk, the Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.
Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.” The Fund may face a heightened level of interest rate risk as a result of the US Federal Reserve Board’s rate-setting policies. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Foreign Securities Risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.
Asset Allocation Risk. QMA may allocate assets to an asset class that underperforms other classes. For example, the Fund may be overweighted in equities when the stock market is falling and the fixed-income market is rising. Likewise, the Fund may be overweighted in fixed-income securities when fixed-income markets are falling and the equity markets are rising.
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Money Market Instruments Risk. Although money market instruments are generally viewed as low risk investments, money market instruments are nevertheless subject to credit risk, market risk, prepayment risk and interest rate risk.
Mortgages and Mortgage-Related Securities Risk. Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages.
Asset-Backed Securities Risk. Asset-backed securities are subject to credit risk, market risk and interest rate risk. Asset-backed securities are also subject to prepayment risk, which is the risk that the underlying debt instruments may be partially or wholly prepaid during periods of falling interest rates, which could require the Fund to reinvest in lower yielding debt instruments. Asset-backed securities are also subject to extension risk, which is the risk that rising interest rates may cause the underlying debt instruments to be repaid more slowly by the debtor, causing the value of the securities to fall. Asset-backed securities are subject to illiquidity risk, which is the risk that the securities may be difficult to value precisely and to sell at the time or price desired.
US Government and Agency Securities Risk. US Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all US Government securities are insured or guaranteed by the full faith and credit of the US Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Connecticut Avenue Securities issued by Fannie Mae and Structured Agency Credit Risk issued by Freddie Mac carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some US Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the US Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of US Government securities may be affected by changes in the credit rating of the US Government.
Portfolio Turnover Risk. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Performance. The following bar chart shows the Fund's performance for Class Z shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the average annual returns of each of the Fund’s share classes and also compares the Fund’s performance with the average annual total returns of an index or other benchmark and a group of similar mutual funds. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.pgiminvestments.com.
6	PGIM Balanced Fund

Best Quarter:		Worst Quarter:
11.72%	2nd Quarter 2009	-14.13%	4th Quarter 2008

1 Prior to this year, the annual total returns bar chart displayed returns for the Fund’s Class A shares. The Fund now shows annual total returns for Class Z shares in light of the relative growth of assets in this share class. The total return of Class Z shares from January 1, 2018 to September 30, 2018 was 4.55%.
Average Annual Total Returns % (including sales charges) (as of 12-31-17)
Return Before Taxes	One Year	Five Years	Ten Years
Class A shares	7.78%	8.71%	5.52%
Class B shares	8.17%	9.03%	5.39%
Class C shares	12.24%	9.18%	5.39%
Class R shares	13.73%	9.73%	5.88%
Class R6 shares†*	N/A	N/A	N/A

Class Z Shares %
Return Before Taxes	14.35%	10.28%	6.44%
Return After Taxes on Distributions	12.46%	8.45%	5.30%
Return After Taxes on Distributions and Sale of Fund Shares	8.97%	7.70%	4.88%
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses.
†Formerly known as Class Q.
*Average annual total returns are not shown for Class R6 shares, because Class R6 shares are new. Performance for Class R6 shares will be included after Class R6 shares have been in existence for a full calendar year.
Index % (reflects no deduction for fees, expenses or taxes)
Customized Blend Index	14.02%	9.81%	6.71%
Bloomberg Barclays US Aggregate Bond Index	3.54%	2.10%	4.01%
S&P 500 Index	21.82%	15.78%	8.49%

Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Mixed-Asset Target Allocation Growth Funds Average	15.70%	9.19%	5.44%
MANAGEMENT OF THE FUND
Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Quantitative Management Associates LLC (Asset Allocation and Equity Subadviser)	Stacie L. Mintz, MBA, CFA	Managing Director and Portfolio Manager	August 2005
		John W. Moschberger, MBA, CFA	Managing Director and Head of Equity Indexing	September 2009
		Edward J. Lithgow, MBA, CFA	Vice President and Portfolio Manager	November 2014
		Joel M. Kallman, MBA, CFA	Vice President and Portfolio Manager	September 2009
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Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
		Edward L. Campbell, MBA, CFA	Managing Director and Senior Portfolio Manager	February 2018
		Irene Tunkel, MBA, CFA	Principal and Portfolio Manager	February 2018
	PGIM Fixed Income (Fixed Income Subadviser)	Michael J. Collins, CFA	Managing Director and Senior Portfolio Manager	November 2013
		Richard Piccirillo	Managing Director and Senior Portfolio Manager	November 2013
		Gregory Peters	Managing Director and Senior Portfolio Manager	March 2014
BUYING AND SELLING FUND SHARES
	Class A**	Class C**	Class R**	Class Z**	Class R6†
Minimum initial investment*	$2,500	$2,500	None	Institutions: $5 million Group Retirement Plans: None	Institutions: $5 million Group Retirement Plans: None
Minimum subsequent investment*	$100	$100	None	None	None
* Class B shares are closed to new purchases except for exchanges from Class B shares of another fund. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Class B Shares” in the Prospectus for more information.
** Certain share classes were generally closed to investments by new group retirement plans effective on June 1, 2018.  Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Certain Share Classes to New Group Retirement Plans” in the Prospectus for more information.
†Formerly known as Class Q.
For Class A and Class C shares, the minimum initial investment for retirement accounts and custodial accounts for minors is $1,000 and the minimum subsequent investment is $100. For Class A and Class C shares, the minimum initial and subsequent investment for Automatic Investment Plan purchases is $50. Class R6 shares and Class R shares are generally not available for purchase by individuals. Class Z shares may be purchased by certain individuals, subject to minimum investment and/or other requirements. Please see “How to Buy, Sell and Exchange Fund Shares—How to Buy Shares—Qualifying for Class R Shares,” “—Qualifying for Class Z Shares,” and “—Qualifying for Class R6 Shares” in the Prospectus for purchase eligibility requirements.
Your financial intermediary may impose different investment minimums. You can purchase or redeem shares on any business day that the Fund is open through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.
8	PGIM Balanced Fund

MORE ABOUT THE FUND'S PRINCIPAL AND NON-PRINCIPAL INVESTMENT STRATEGIES, INVESTMENTS AND RISKS
INVESTMENTS AND INVESTMENT STRATEGIES
The Fund's investment objective is to seek income and long-term growth of capital. The Fund seeks to achieve its objective by investing in a portfolio of equity, fixed-income and money market securities that is actively managed to capitalize on opportunities created by perceived misvaluation.
In pursuing the Fund’s objective the Fund’s subadvisers normally invest in a wide variety of equity securities, fixed-income securities and money market instruments.
Asset Allocation
Quantitative Management Associates LLC (QMA) is responsible for allocating the Fund's assets among equities, bonds and cash.
Security Selection
Equity Portfolio. QMA also manages the Fund's equity portfolio. Normally the Fund will invest 45% to 70% of its total assets in equity and equity-related securities. QMA utilizes a quantitative approach to evaluate stocks and construct a portfolio that is designed to outperform market averages while maintaining a similar level of risk relative to the broad stock market. International equites are managed in an index or passive approach.
The Fund's investments in equity securities primarily include US and international common stocks; American Depositary Receipts (ADRs); investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs); and similar securities. The Fund’s equity-related securities also include stock index futures. The Fund may buy common stocks of companies of every size–small, medium and large capitalization.
The Fund may invest up to 15% of its total assets in equity and equity-related securities of small companies. QMA considers small cap stocks to include those in the Russell 2000 Index. As of September 30, 2018, the largest company in the index was approximately $8.5 billion and the median capitalization was approximately $943 million.
Bond Portfolio. The bond portfolio is managed by PGIM Fixed Income, the principal public fixed-income asset management unit of PGIM, Inc. (PGIM). Normally the Fund will invest 30% to 55% of its total assets in fixed-income securities. Fixed income securities include corporate and non-corporate debt obligations, such as US Government securities. The weighted average maturity of the debt obligations held by the Fund will normally be between 3 and 30 years. PGIM Fixed Income uses a team approach to attempt to add value by tilting toward fixed income sectors PGIM Fixed Income believes are attractive and utilizing their extensive research capabilities to choose attractive fixed income securities within sectors.
In managing the bond portfolio, PGIM Fixed Income uses a combination of top-down economic analysis and bottom up research in conjunction with proprietary quantitative models and risk management systems. In the top down economic analysis, PGIM Fixed Income develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into PGIM Fixed Income’s bottom-up research which informs security selection. In its bottom up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
PGIM Fixed Income may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Fund may invest in a security based upon the expected total return rather than the yield of such security.
Visit our website at www.pgiminvestments.com	9

PGIM Fixed Income may also use proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
PGIM Fixed Income also can invest up to 20% of the Fund's total assets in debt obligations rated BB or B by S&P or Ba or B by Moody's Investors Service, Inc. (Moody's), or S&P Global Ratings (S&P), or one of the NRSROs. These lower-rated obligations—also known as “junk bonds”—have a higher risk of default and tend to be less liquid and more volatile than higher-rated obligations. PGIM Fixed Income may invest in obligations that are not rated, but that it believes are of comparable quality to these lower-rated obligations.
Money Market Instruments. Normally, the subadvisers may also invest up to 35% of the Fund's total assets in money market instruments, which include the commercial paper of US and non-US corporations, short-term obligations of US and foreign banks and short-term obligations guaranteed by the US Government or its agencies.
Foreign Securities. The Fund may invest in securities of non-US issuers, which are referred to as foreign securities. The subadvisers may invest up to 15% of the Fund's total assets in foreign equity securities, including American Depositary Shares (ADSs) and American Depositary Receipts (ADRs), and up to 20% of the Fund’s total assets in foreign debt securities including money market instruments and other investment-grade fixed-income securities of foreign issuers. Up to 33 1⁄3% of the Fund's total assets may be used in investment techniques involving leverage, such as dollar rolls, forward rolls and reverse repurchase agreements. The subadvisers may invest in exchange-traded funds (ETFs) or exchange traded notes (ETNs) for exposure to relevant markets, and also may use derivatives for hedging or to improve the Fund's returns.
US Government Securities. The Fund may invest in securities issued or guaranteed by the US Government or by an agency or instrumentality of the US Government. Some US Government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest is guaranteed but market value is not. Some are supported only by the credit of the issuing agency or instrumentality and depend entirely on the agency or instrumentality's own resources to repay their debt and are subject to the risk of default like private issuers.
Mortgage-Related Securities. The Fund may invest in mortgage-related securities issued or guaranteed by US governmental entities. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages.
Mortgage-related securities include collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A collateralized mortgage obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by US governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income therefrom provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. The Fund also may invest in stripped mortgage-backed securities (MBS strips). MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.
Asset-Backed Securities. The Fund may invest in asset-backed securities. An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as mortgages, automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other corporate and municipal securities.
Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.
10	PGIM Balanced Fund

Portfolio Turnover. As a result of the strategies described above, the Fund has historically had an annual portfolio turnover rate of over 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Fund's performance. It also can result in a greater amount of distributions to shareholders as ordinary income rather than long-term capital gains.
Portfolio Turnover Rate (Fiscal Years Ended September 30)
2018	145%
2017	180%
2016	230%
The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors of the Fund can change investment policies that are not fundamental.
Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs)
The Fund may invest in securities of ETFs, subject to certain limits on investment in securities of non-affiliated or affiliated investment companies. Securities of ETFs represent shares of ownership in either open-end management investment companies or unit investment trust that generally holds a portfolio of securities that may include bonds, common stocks, other instruments or a combination of all three and which is designed to provide exposure to the market represented by the portfolio of those securities. In addition, the Fund may invest in ETNs. ETNs, like ETFs, are traded on major exchanges. ETN returns are based on the performance of a market index, although the credit rating of the issuer may affect the value of the ETN.
Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements, where the Fund sells a security with an obligation to repurchase it at an agreed-upon price and time. Reverse repurchase agreements that involve borrowing to take advantage of investment opportunities, a practice known as leverage, could magnify losses. If the Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund's shares will decline faster than if the Fund were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains. Borrowing, including any reverse repurchase agreements that involve borrowing, shall not exceed 33 1⁄3% of the value of the Fund’s total assets.
Derivative Strategies
The subadviser may use various derivative strategies to try to improve the Fund's returns. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more investments, indexes or currencies. The subadviser may also use hedging techniques to try to protect the Fund's assets. The subadviser cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. The use of derivatives—such as futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate securities and various types of swaps—involves costs and can be volatile. The subadviser may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objectives. Any derivatives the subadviser may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission (the Commission).
Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates or to enhance returns. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.
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Futures Contracts and Related Options. A Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and a Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract, the right to buy or sell a futures contract in exchange for a premium.
Swap Transactions. The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to credit default swaps, interest rate swaps, total return swaps and index swaps.
Swap Options. The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.
Options on Securities and Financial Indexes. A Fund may purchase and sell put and call options on securities and financial indexes traded on US or non-US securities exchanges, on NASDAQ or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. A Fund will sell only options that are secured either by the Fund's ownership of the underlying security or by cash or other liquid assets segregated or earmarked within the Fund’s account at the custodian or in a separate account at the custodian.
Collateralized Debt Obligations (CDOs)
The Fund may invest in collateralized debt obligations (CDOs). A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment-grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.
Credit-Linked Securities
The Fund may invest in credit-linked securities. Credit-linked securities are securities that are collateralized by one or more credit default swaps on corporate debt securities, such as bonds. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. The source of payment for credit-linked securities is the interest on the notes.
Investments in Affiliated Funds
The Fund may invest its assets in affiliated short-term bond funds and/or money market funds. The affiliated funds are registered investment companies under the Investment Company Act of 1940 (the “1940 Act”). The Fund can invest its free cash balances in the affiliated funds to obtain income on short-term cash balances while awaiting attractive investment opportunities, to provide liquidity in preparation for anticipated redemptions or for defensive purposes. Such an investment could also allow the Fund to obtain the benefits of a more diversified portfolio available in the affiliated funds than might otherwise be available through direct investments in those asset classes, and will subject the Fund to the risks associated with the particular asset class. As a shareholder in the affiliated funds, the Fund will pay its proportional share of the expenses of the affiliated funds, but the affiliated funds do not pay a management fee to the investment manager, since the investment manager only receives reimbursement for its expenses. Thus, shareholders of the Fund are not paying management fees for both the Fund and the affiliated funds. The investment results of the portions of the Fund’s assets invested in the affiliated funds will be based on the investment results of the affiliated funds.
12	PGIM Balanced Fund

Temporary Defensive Investments
In response to adverse market, economic or political conditions, a Fund may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities, or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of its assets in cash or cash equivalents. Investing heavily in these securities is inconsistent with and limits a Fund’s ability to achieve its investment objective, but may help to preserve the Fund's assets.
Securities Lending
Consistent with applicable regulatory requirements, the Fund may lend portfolio securities with a value up to 33 1/3% of its total assets to brokers, dealers and other financial organizations to earn additional income. Loans of portfolio securities will be collateralized by cash. Cash collateral will be invested in an affiliated prime money market fund.
Short Sales
The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when the subadviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyers in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. The Fund may make short sales “against the box.” In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost through conversion or exchange of other securities it owns.
The table below summarizes the investment limits applicable to the Fund’s principal investment strategies and certain non-principal investment strategies.
Principal Strategies: Investment Limits
■ Equity and Equity-related securities: 45-70% of total assets; up to 15% of total assets in equity-related securities of small-cap issuers.
■ Fixed-income obligations: 30-55% of total assets; up to 20% of total assets in “junk” bonds.
■ US Government securities: Up to 55% of total assets.
■ Mortgage-related securities: Up to 55% of total assets.
■ Asset-backed securities: Up to 55% of total assets.

Non-Principal Strategies: Investment Limits
■ Foreign equity securities: Up to 15% of total assets.
■ Foreign debt securities: Up to 20% of total assets.
■ Money market instruments: Up to 35% of total assets normally; up to 100% on temporary basis.
■ Reverse repurchase agreements & dollar rolls: Up to 33 1⁄3% of total assets.
■ Derivatives (including swaps): Up to 25% of net assets.
■ Collateralized debt obligations: Up to 5% of investable assets.
■ Credit-linked securities: Up to 15% of investable assets.
■ Short Sales (excluding short sales against-the-box): Up to 25% of net assets.
■ Illiquid Securities: Up to 15% of net assets.
RISKS OF INVESTING IN THE FUND
Management Risk. The value of your investment may decrease if judgments by the subadvisers about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.
Equity and Equity-Related Securities Risks. The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund's holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
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Small Company Risk. Small company stocks present above-average risks in comparison to larger companies. Small companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may be less liquid and fluctuate in value more than the stocks of larger, more established companies.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Bond Obligations Risk. As with credit risk, market risk and interest rate risk, the Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.
Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.” The Fund may face a heightened level of interest rate risk as a result of the US Federal Reserve Board’s rate-setting policies. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Foreign Securities Risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.
Asset Allocation Risk. QMA may allocate assets to an asset class that underperforms other classes. For example, the Fund may be overweighted in equities when the stock market is falling and the fixed-income market is rising. Likewise, the Fund may be overweighted in fixed-income securities when fixed-income markets are falling and the equity markets are rising.
Derivatives Risk. Derivatives involve special risks and costs and may result in losses to a Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, a Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. A Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.
14	PGIM Balanced Fund

The US Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.
Exchange-Traded Funds (ETFs) Risk. As with other investments, investments in ETFs are subject to market risk and, for non-index strategies, selection risk. There may be certain risks to the extent a particular ETF is concentrated in a particular sector, and is not as diversified as the market as a whole. Investments in ETFs may entail duplicate management fees. Shares of an ETF are traded on an exchange throughout a trading day, and bought and sold based on market values and not at the ETF’s net asset value. For this reason, the shares of an ETF could trade at either a premium or discount to the actual net asset value of the ETF. The Fund will incur brokerage costs for purchases and sales of ETF shares.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve leverage, which may exaggerate the increase or decrease of the value of the Fund’s assets during the term of the agreement.
Dollar Rolls Risk. Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.
Short Sales Risk. Short sales involve costs and risks. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money to the extent that the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. Although the Fund’s gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.
Credit-Linked Securities Risk. Credit-linked securities are subject to the risk that the issuer of the credit-linked security may default or go bankrupt, as well as the credit risk of the corporate issuer underlying the credit default swaps. In addition, credit-linked securities are usually issued in privately negotiated transactions, resulting in limited or no liquidity. Credit-linked securities are also subject to market risk, interest rate risk, prepayment risk and extension risk.
Exchange Traded Notes Risk. The value of an exchange traded note depends on the performance of the index underlying the note and the credit rating of the note’s issuer. Exchange traded notes do not make periodic interest payments and the principal of exchange traded notes is not protected.
Collateralized Debt Obligations Risk. As a derivative, collateralized debt obligations are subject to credit, liquidity and market risks, as well as price volatility. Collateralized debt obligations have limited liquidity because of transfer restrictions and the lack of an organized trading market.
Money Market Instruments Risk. Although money market instruments are generally viewed as low risk investments, money market instruments are nevertheless subject to credit risk, market risk, prepayment risk and interest rate risk.
Asset-Backed Securities Risk. Asset-backed securities are subject to credit risk, market risk and interest rate risk. Asset-backed securities are also subject to prepayment risk, which is the risk that the underlying debt instruments may be partially or wholly prepaid during periods of falling interest rates, which could require the Fund to reinvest in lower yielding debt instruments. Asset-backed securities are also subject to extension risk, which is the risk that rising interest rates may cause the underlying debt instruments to be repaid more slowly by the debtor, causing the value of the securities to fall. Asset-backed securities are subject to illiquidity risk, which is the risk that the securities may be difficult to value precisely and to sell at the time or price desired.
Emerging Markets Risk. The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can
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be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.
Mortgages and Mortgage-Related Securities Risk. Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages.
Liquidity Risk. The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk also includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.
US Government and Agency Securities Risk. US Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all US Government securities are insured or guaranteed by the full faith and credit of the US Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Connecticut Avenue Securities issued by Fannie Mae and Structured Agency Credit Risk issued by Freddie Mac carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some US Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the US Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of US Government securities may be affected by changes in the credit rating of the US Government.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Securities Lending Risk. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected. The affiliated prime money market fund in which cash collateral generally is invested may impose liquidity fees or temporary gates on redemptions if its weekly liquid assets
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fall below a designated threshold. If this were to occur, the Fund may lose money on its investment of cash collateral in the affiliated prime money market fund, or the Fund may not be able to redeem its investment of cash collateral in the affiliated prime money market fund, which might cause the Fund to liquidate other holdings in order to return the cash collateral to the borrower upon termination of a securities loan. These events could trigger adverse tax consequences for the Fund.
Please note that, in addition to the risks discussed above, there are many other factors that may impact the Fund’s ability to achieve its investment objective and which could result in a loss of all or a part of your investment.
More information about the Fund’s investment strategies and risks appears in the SAI.
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HOW THE FUND IS MANAGED
BOARD OF DIRECTORS
The Fund is overseen by a Board of Directors (hereafter referred to as Directors, or the Board). The Board oversees the actions of the Manager, subadvisers and distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.
MANAGER
PGIM Investments LLC (PGIM Investments)
655 Broad Street
Newark, NJ 07102-4410
Under a management agreement with the Fund, PGIM Investments manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's subadviser. For the fiscal year ended September 30, 2018, the Fund paid PGIM Investments management fees (net of waivers, as applicable) at the effective rate of 0.65% of the Fund's average daily net assets for all share classes.
PGIM Investments and its predecessors have served as a manager or administrator to investment companies since 1987. As of September 30, 2018 PGIM Investments, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the PGIM US and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies, with aggregate assets of approximately $286 billion.
Subject to the supervision of the Board, PGIM Investments is responsible for conducting the initial review of prospective subadvisers for the Fund. In evaluating a prospective subadviser, PGIM Investments considers many factors, including the firm's experience, investment philosophy and historical performance. Subject to the Board’s oversight, PGIM Investments is also responsible for monitoring the performance of the Fund's investment subadvisers and recommending its termination and replacement when deemed appropriate. PGIM Investments may provide a subadviser with additional investment guidelines consistent with the Fund's investment objective and restrictions.
PGIM Investments and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (SEC) that generally permits PGIM Investments to enter into or amend agreements with unaffiliated subadvisers without obtaining shareholder approval. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with a subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of the outstanding shares of the Fund. The Fund will notify shareholders of any new subadvisers engaged or material amendments to subadvisory agreements made pursuant to the Order. Any new subadvisory agreement or amendment to the Fund’s management agreement or current subadvisory agreement that directly or indirectly results in an increase in the aggregate management fee rate payable by the Fund will be submitted to the Fund’s shareholders for their approval. PGIM Investments does not currently intend to retain unaffiliated subadvisers.
A discussion of the basis for the Board's approvals of the management and subadvisory agreements is available in the Fund's Annual Report to shareholders dated September 30.
INVESTMENT SUBADVISERS
Quantitative Management Associates LLC (QMA) and PGIM, Inc. (PGIM) are the subadvisers to the Fund. QMA subadvises the equity segment of the Fund, and PGIM subadvises the fixed-income segment of the Fund.
Quantitative Management Associates LLC (QMA), a registered investment adviser, is a wholly-owned and independently-operated subsidiary of PGIM, Inc. Serving investors since 1975, QMA targets superior risk-adjusted returns by combining research-driven quantitative processes built on economic and behavioral foundations with judgement from experienced market practitioners. As of September 30, 2018, QMA managed approximately $128.1 billion in quantitative equity and global multi-asset allocation solutions for a global client base of pension funds,
18	PGIM Balanced Fund

endowments, foundations, sovereign wealth funds and subadvisory accounts for leading financial services companies. With offices in Newark and San Francisco and sales support in London, QMA's primary address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.
PGIM, Inc. is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial) that was organized in 1984. Its address is 655 Broad Street, Newark, New Jersey 07102. As of September 30, 2018, PGIM managed approximately $1.17 trillion in assets.
PGIM Fixed Income is the primary public fixed-income asset management unit of PGIM, with $729 billion in assets under management as of September 30, 2018, and is the unit of PGIM that provides investment advisory services to the Fund.
PGIM Fixed Income is organized into groups specializing in different sectors of the fixed-income market: US and non-US government bonds, mortgage-backed and asset-backed securities, US and non-US investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.
PORTFOLIO MANAGERS
Stacie L. Mintz, CFA, is a Managing Director and Portfolio Manager for QMA working within the Quantitative Equity team. In this capacity, she is responsible for portfolio management, analysis and research, and she oversees a team of investment professionals. Prior to her current role, Stacie was a member of the former Asset Allocation team where she was responsible for several retail and institutional portfolios. During that time, she was also responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in economics from Rutgers University and an MBA in finance from the New York University Stern School of Business.
John W. Moschberger, CFA, is a Managing Director and Head of Equity Indexing for QMA. In this capacity, he is responsible for portfolio management, analysis and research, and he oversees a team of investment professionals. Prior to joining QMA, John worked as a Research Analyst with Prudential Equity Management Associates. John earned a BS in finance from the University of Delaware and an MBA from Fairleigh Dickinson University.
Edward J. Lithgow, CFA, is a Vice President and Portfolio Manager for QMA working within the Quantitative Equity team. In this capacity, he is responsible for portfolio management, analysis and research. Prior to his current role, Ed was a Quantitative Analyst for the Quantitative Equity and Equity Indexing teams responsible for optimizing portfolios, monitoring cash flows and conducting performance attribution and risk analysis. He also traded equities, currencies and futures for the Equity Indexing funds. Ed earned a BS in business administration from Seton Hall University and an MBA in finance from St. Joseph’s University.
Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to joining QMA, Joel held various positions for PGIM Fixed Income that involved high-yield credit analysis and performance reporting. He earned a BS and MBA in finance from Rutgers University. Joel is a member of the New York Society of Security Analysts.
Edward L. Campbell, CFA, is a Managing Director and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research, and he oversees a team of investment professionals. Ed also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining QMA, Ed served as a Portfolio Manager and Senior Analyst for PGIM Investments’ Strategic Investment Research Group (SIRG). Previously, Ed was a Partner and Vice President at Trilogy Advisors. He earned a BS in economics and international business from The City University of New York and an MBA in finance, global business and organizational leadership from the New York University Stern School of Business.
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Irene Tunkel, MBA, CFA, is a Principal and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, she focuses on systematic models that enhance decision-making. Prior to QMA, Irene was an Executive Director and Senior Quantitative Strategist at the JPMorgan Chase & Co. Private Bank CIO portfolio management team, with responsibilities spanning investment strategy and quantitative research in the multi-asset space. Previously, Irene led the Investor Behavior Research equity team at State Street Associates, was a Senior Portfolio Strategist and Portfolio Manager at Prudential UK M&G Investments, and was a Global Quantitative Analyst at Citigroup Asset Management in London. Irene earned a BA in economics from Brandeis University and an MBA from the Massachusetts Institute of Technology Sloan School of Management.
Michael J. Collins, CFA, is a Managing Director and Senior Portfolio Manager for Core, Core Plus, Absolute Return, and other Multi-Sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at the Firm in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI). Named Morningstar’s 2017 Fixed Income Manager of The Year for PGIM Total Return Bond Fund.
Richard Piccirillo is a Managing Director and Senior Portfolio Manager for PGIM Fixed Income’s Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Mr. Piccirillo had specialized in mortgage-and asset-backed securities since joining the Firm in 1993. Before joining the Firm, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. Named Morningstar’s 2017 Fixed Income Manager of The Year for PGIM Total Return Bond Fund.
Gregory Peters is a Managing Director and Senior Portfolio Manager for Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Prior to joining PGIM Fixed Income, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley and responsible for the Firm's macro research and asset allocation strategy. In addition, he was Morgan Stanley's Global Director of Fixed Income & Economic Research and served on the Firm Risk, Investment, Asset Allocation, Global Credit, and Global Fixed Income Operating Committees. Earlier, Mr. Peters worked at Salomon Smith Barney and the Department of U.S. Treasury. Mr. Peters has been recognized by Institutional Investor magazine for his efforts in macro, fixed income, high yield and investment grade strategies. Mr. Peters was also recently recognized as Business Insider's Top Analysts and Top Analyst's to Watch by CEO World. Mr. Peters earned a BA in Finance from The College of New Jersey and an MBA from Fordham University. He is also a member of the Fixed Income Analyst Society and the Bond Market Association. Named Morningstar’s 2017 Fixed Income Manager of The Year for PGIM Total Return Bond Fund.
Additional information about portfolio manager compensation, other accounts managed, and portfolio manager ownership of Fund securities may be found in the SAI.
DISTRIBUTOR
Prudential Investment Management Services LLC (“PIMS” or the “Distributor”) distributes each class of the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, applicable to certain of the Fund's shares. Under the Plans and the Distribution Agreement, the Distributor pays the expenses of distributing the shares of all share classes of the Fund. The Distributor also provides certain shareholder support services. Under the Plans, certain classes of the Fund pay distribution and other fees to the Distributor as compensation for its services. These fees—known as 12b-1 fees—are set forth in the “Fund Fees and Expenses” tables.
Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
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DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities are described in the Fund's SAI and on the Fund's website at www.pgiminvestments.com.
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FUND DISTRIBUTIONS AND TAX ISSUES
DISTRIBUTIONS
The Fund distributes dividends to shareholders out of any net investment income. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.
The Fund also distributes any net realized capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have).
For your convenience, the Fund's distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. If your distribution check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the Fund at the next net asset value (“NAV”) calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see “Additional Shareholder Services” in the next section.
The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.
Expected Distribution Schedule*
Dividends	Quarterly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually
*Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.
TAX ISSUES
Investors who buy Fund shares should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. Fund distributions and gain from the sale of Fund shares are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.
The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.
Fund Distributions
Fund distributions of net capital gains are taxed differently depending on how long the Fund holds the security. If the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which is generally taxed at rates of up to 15% or 20% for non-corporate US shareholders, depending on whether their incomes exceed certain threshold amounts, which are adjusted annually for inflation. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income, subject to a maximum tax rate of 37%. Different rates apply to corporate shareholders.
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Dividends from net investment income paid to a non-corporate US shareholder that are reported as qualified dividend income will generally be taxable to such shareholder at the long-term capital gain tax rate. Dividends of net investment income that are not reported as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the dividends received deduction to the extent the Fund’s income is derived from certain dividends received from US corporations.
A US shareholder that is an individual, estate or certain type of trust is subject to a 3.8% Medicare contribution tax on the lesser of (1) the US shareholder’s “net investment income,” including Fund distributions and net gains from the disposition of Fund shares, and (2) the excess of the US shareholder’s modified adjusted gross income for the taxable year over $200,000 (or $250,000 for married couples filing jointly). For this purpose, net investment income includes interest, dividends, annuities, royalties, capital gain and income from a passive activity business or a business of trading in financial instruments or commodities.
Form 1099
For every year the Fund declares a dividend, you will receive a Form 1099, which reports the amount of ordinary income distributions and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distribution from your qualified or tax-deferred plan or account.
Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends and distributions in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends and distributions are treated as if they were paid on December 31st of the prior year.
Cost Basis Reporting
Mutual funds must report cost basis information to you and the IRS when you sell or exchange shares acquired on or after January 1, 2012 in your non-retirement accounts. The cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. The cost basis regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged. The Transfer Agent is not required to report cost basis information on shares acquired before January 1, 2012. However, in most cases the Transfer Agent will provide this information to you as a service.
Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the US Treasury a portion of your distributions and sale proceeds, based on the backup withholding rate.
Taxation of Non-US Shareholders
For a discussion regarding the taxation of non-US shareholders, please see the SAI and contact your tax adviser.
If You Purchase on or Before a Record Date
If you buy shares of the Fund on or before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment may have come back to you as taxable income.
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Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax-deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of PGIM Funds that are suitable for retirement plans offered by Prudential.
IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. As mentioned above, the maximum capital gains tax rate is up to 15% or 20% for individuals, depending on whether their incomes exceed certain threshold amounts, which are adjusted annually for inflation.
If you sell shares of the Fund at a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale or exchange of the shares.
If you exchange your Fund shares for shares of another class of the Fund, this is generally not a taxable event and should not result in realization of a capital gain or loss by you. If you exchange your shares of the Fund for shares of another PGIM Fund, this is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell—or exchange—Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.
Automatic Conversion of Class B Shares
The conversion of Class B shares into Class A shares—which happens automatically approximately seven years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class B shares, see Class B Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.
Automatic Conversion of Class C Shares
The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.
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HOW TO BUY, SELL AND EXCHANGE FUND SHARES
HOW TO BUY SHARES
In order to buy Fund shares, simply follow the steps described below.
Opening an Account
Shares may be purchased through an account with the Transfer Agent, or through an account with a financial intermediary that has an agreement with the Distributor to sell Fund shares. In order to open an account with the Transfer Agent contact PMFS at (800) 225-1852 or write to:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
PMFS will accept purchases of shares by check or wire. We do not accept cash, money orders, non-US checks, credit card checks, payable through checks or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this Prospectus. Your purchase order must be in good order to be accepted and processed, which means that all necessary processing requirements have been satisfied. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sales of its shares under certain circumstances. These circumstances include, but are not limited to, failure by you to provide additional information requested, such as information required to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares. Furthermore, we are required by law to close your account if you do not provide the required identifying information. This would result in the redemption of shares at the then-current NAV and the proceeds would be remitted to you via check. We will attempt to verify your identity within a reasonable time frame (e.g., 60 days), which may change from time to time. For further information, please contact PMFS (for shares purchased through the Transfer Agent) or your financial professional (for shares purchased through a financial intermediary).
With certain limited exceptions, Fund shares are only available to be sold in the United States, US Virgin Islands, Puerto Rico and Guam.
Choosing a Share Class
The Fund offers the following share classes. Certain classes of shares may have additional specific eligibility or qualification requirements, which are explained below.
Share Class	Eligibility
Class A**	Individual investors
Class B*	Individual investors
Class C**	Individual investors
Class R**	Certain group retirement plans
Class Z**	Certain group retirement plans, institutional investors and certain other investors
Class R6†	Certain group retirement plans, institutional investors and certain other investors
* Note:  Class B shares are closed to all purchase activity except for exchanges from Class B shares of another fund.  See “Closure of Class B Shares” below for more information.
** The Fund’s Class A, Class C and Class Z shares were generally closed to investments by new group retirement plans effective June 1, 2018. The Fund’s Class R shares were generally closed to all new investors effective June 1, 2018. Please see “Closure of Certain Share Classes to New Group Retirement Plans” in this section of the Prospectus for more information.
†Formerly known as Class Q.
Multiple share classes let you choose a cost structure that meets your needs:
■	Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class C shares.
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Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a contingent deferred sales charge (CDSC) of 1.00%. The CDSC is waived for certain retirement and/or benefit plans.
■	Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a contingent deferred sales charge (CDSC) if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.
When choosing a share class, you should consider the following factors:
■	The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.
■	The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.
■	The different sales charges that apply to each share class—Class A's front-end sales charge (and, in certain instances, CDSC) vs. Class C's CDSC.
■	Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.
■	Because Class Z, Class R and Class R6 shares have lower operating expenses than Class A or Class C shares, as applicable, you should consider whether you are eligible to purchase such share classes.
See “How to Sell Your Shares” for a description of the impact of CDSCs.
If your shares are held through a financial intermediary, you should discuss with your intermediary which share classes of the Fund are available to you and which share class may best meet your needs. Certain financial intermediaries through which you may purchase shares of the Fund may impose their own investment minimums, fees, policies and procedures for purchasing, exchanging and selling Fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult your financial intermediary about share class availability and the intermediary’s policies, procedures and other information. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. See “Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries” for additional information. The Fund has advised financial intermediaries of the share class features and guidelines, per the Prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries.
Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.
	Class A**	Class B*	Class C**	Class R**	Class Z**	Class R6***
Minimum purchase amount	$2,500	$2,500	$2,500	None	Institutions: $5 million Group Retirement Plans: None	Institutions: $5 million Group Retirement Plans: None
Minimum amount for subsequent purchases	$100	$100	$100	None	None	None
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00%(Yr.1) 4.00%(Yr.2) 3.00%(Yr.3) 2.00%(Yr.4) 1.00%(Yr.5) 1.00%(Yr.6) 0.00%(Yr.7)	1.00% on sales made within 12 months of purchase	None	None	None
26	PGIM Balanced Fund

	Class A**	Class B*	Class C**	Class R**	Class Z**	Class R6***
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1.00%	0.75% (0.50% currently)	None	None
Notes to Share Class Comparison Table:
° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts, payroll deduction plan accounts, or when exchanging all shares of an account to an existing account with the same registration. The minimum initial investment for Class A and C shares for retirement accounts and custodial accounts for minors is $1,000, and the minimum subsequent investment is $100. The minimum initial and subsequent investment for AIP accounts is $50 (if your shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts).
° If the value of your Class A, Class B, Class C or Class Z account with PMFS is less than $10,000, the Fund will deduct a $15 annual account maintenance fee from your account. The $15 annual account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 account maintenance fee will be waived. The $15 account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) accounts which are authorized for electronic delivery of account statements, transaction confirmations, prospectuses and fund shareholder reports, (iii) omnibus accounts or accounts for which a broker or other financial intermediary is responsible for recordkeeping, (iv) institutional accounts, (v) group retirement plans, (vi) AIP accounts or employee savings plan accounts, (vii) accounts with the same registration associated with multiple share classes within the Fund, provided that the aggregate value of share classes with the same registration within the Fund is $10,000 or more, or (viii) clients with assets of $50,000 or more across the PGIM Funds family of mutual funds. For more information, see “Purchase, Redemption and Pricing of Fund Shares— Account Maintenance Fee” in the SAI.
° For more information about the CDSC and how it is calculated, see “How to Sell Your Shares—Contingent Deferred Sales Charge (CDSC).”
° Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a CDSC of 1.00%, but are not subject to an initial sales charge.
° Distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B, Class C and Class R shares is 0.25%. The distribution fee is limited to 0.30% (including the 0.25% service fee) for Class A shares, 0.75% for Class B and Class C shares, and 0.75% (including the 0.25% service fee) for Class R shares.
° The Distributor of the Fund has contractually agreed until January 31, 2020 to reduce its distribution and service (12b-1) fees applicable to Class R shares to 0.50% of the average daily net assets of Class R shares.
° With respect to Class Z shares purchased by current and former employees (including their spouses, children and parents), the minimum initial investment is generally $2,500; $1,000 for retirement accounts and custodial accounts for minors. There is no minimum for payroll deduction for such Class Z purchases. The minimum initial and subsequent investment for AIP accounts for such Class Z purchases is $50 (if shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts). With respect to Class Z shares purchased by institutional investors, including corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments, the minimum initial investment for such investors generally is $5 million.
° With respect to Class R6 shares purchased by institutional investors, including, but not limited to, corporations, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments and other institutional investors who meet certain requirements as detailed herein, the minimum initial investment for such investors generally is $5 million.
* Note: Class B shares are closed to all purchase activity except for exchanges from Class B shares of another fund. See “Closure of Class B Shares” below for more information.
** The Fund’s Class A, Class C and Class Z shares were generally closed to investments by new group retirement plans effective on June 1, 2018. The Fund’s Class R shares were generally closed to new investors effective on June 1, 2018. Please see “Closure of Certain Share Classes to New Group Retirement Plans” in this section of the Prospectus for more information.
*** Formerly known as Class Q.
Closure of Class B Shares
Class B shares are closed to all purchase activity effective June 23, 2014. This means that no new accounts in Class B shares may be established, and no additional Class B shares may be purchased or acquired, except through an exchange from the Class B shares of another fund or through the reinvestment of dividends and/or capital gains.
Shareholders owning Class B shares may continue to hold their Class B shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class B shares. Any redemption of Class B shares will continue to be subject to any applicable contingent deferred sales charge (CDSC). In addition, as noted above, shareholders owning Class B shares will continue to have exchange privileges with the Class B shares of any other fund that offers Class B shares.
Automatic Investment Plan (AIP). Shareholders who purchase Class B shares through the Automatic Investment Plan (AIP) are no longer able to purchase Class B shares and are required to select a different share class of the Fund or another fund in order to continue to make automatic investments. Selection of a different share class will be subject to the eligibility requirements of such share class. If a shareholder does not designate a different share class for AIP investments, future purchases of Class B shares will be rejected. New AIPs in Class B shares may not be established.
IRAs & Employer-Sponsored Retirement Plans. Class B shareholders may continue to hold Class B shares in IRA and SIMPLE IRA accounts or in employer-sponsored retirement plans, but contributions must be made in a different share class.
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Investment Minimums. The minimum initial investment will be waived for existing Class B shareholders who select a new share class in the same fund. The minimum subsequent investment of $100 per fund applies in the new share class of the same fund.
Closure of Certain Share Classes to New Group Retirement Plans
Effective on June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R and Class Z shares, as applicable, were closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges in the Fund. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class R6 shares, Class R4 shares, or Class R2 shares of the Fund, as applicable. A short-term investment in a PGIM affiliated money market fund shall not be deemed a new group retirement plan investment for purposes of this policy.
In addition, on the Effective Date, the Class R shares of any fund were closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on the Effective Date new IRA investors may only purchase Class A, Class C, Class Z or Class R6 shares of the Fund, as applicable, subject to share class eligibility. Following the Effective Date, no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.
	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change
However, the following new investors may continue to purchase Class A, Class C, Class R and Class Z shares of the Fund, as applicable:
■	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
■	Plan participants in a group retirement plan that offers Class A, Class C, Class R or Class Z shares of the Fund, as applicable, as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.
■	Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.
■	New group retirement plans that combine with, replace or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.
■	The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.
■	Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.
Reducing or Waiving Class A's and Class C’s Sales Charges
The following describes the different ways investors can reduce or avoid paying Class A's sales charge.
Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:
Amount of Purchase	Sales Charge as a % of Offering Price*	Sales Charge as a % of Amount Invested*	Dealer Reallowance***
Less than $25,000	5.50%	5.82%	5.00%
28	PGIM Balanced Fund

Amount of Purchase	Sales Charge as a % of Offering Price*	Sales Charge as a % of Amount Invested*	Dealer Reallowance***
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999**	None	None	1.00%
$5 million to $9,999,999**	None	None	0.50%
$10 million and over**	None	None	0.25%
* Due to rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentage shown above.
** If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy other share classes. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1.00% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.
*** The Dealer Reallowance is the amount that is paid by the Fund’s distributor to the financial intermediary responsible for the sale of the Fund’s shares. For more information, please see “How Financial Intermediaries are Compensated for Selling Fund Shares” in this section of the Prospectus.
To satisfy the purchase amounts above, you can:
■	Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of Class A, Class B and Class C PGIM Fund shares you or the group already own, (2) the value of money market shares (other than Direct Purchase money market shares) you or an eligible group of related investors have received for shares of other PGIM Funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing; or
■	Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other PGIM Funds within 13 months.
■	Purchases made prior to the effective date of the Letter of Intent will be applied toward the satisfaction of the Letter of Intent to determine the level of sales charge that will be paid pursuant to the Letter of Intent, but will not result in any reduction in the amount of any previously paid sales charge.
An “eligible group of related investors” includes any combination of the following:
■	All accounts held in your name (alone or with other account holders) and taxpayer identification number (“TIN”);
■	Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);
■	Accounts for your children or your spouse's children, including children for whom you and/or your spouse are legal guardian(s) (e.g., UGMAs and UTMAs);
■	Accounts in the name and TINs of your parents;
■	Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;
■	With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and
■	Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.
A “spouse” is defined in this prospectus as follows:
■	The person to whom you are legally married. We also consider your spouse to include the following:
■	An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;
■	A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or
■	An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.
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The value of shares held by you or an eligible group of related investors will be determined by the value of your existing Class A shares calculated at current NAV plus maximum sales charge with Class B and Class C shares calculated at current NAV.
Note: Class Z shares or Class R shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.
If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A’s or Class C's sales charges, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A’s or Class C's sales charges, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A’s or Class C's sales charges. The reduced or waived sales charge will be granted subject to confirmation of account holdings.
If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A’s or Class C's sales charges, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.
If your shares are held through a financial intermediary, the financial intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A’s or Class C's sales charges. Your financial intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A’s or Class C's sales charges.
Purchases of $1 Million or More. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.
Mutual Fund Programs. The initial sales charge on Class A shares will be waived for participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. The initial sales charge will also be waived for clients of financial intermediaries in programs that are sponsored by or available through financial intermediaries that offer Class A shares without an initial sales charge, relating to:
■	Mutual fund “wrap” or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or
■	Mutual fund “supermarket” programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
Financial intermediaries sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.
Group Retirement Plans. Class A’s and Class C’s sales charges will be waived for group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A and Class C shares at net asset value.
Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:
30	PGIM Balanced Fund

■	Certain directors, officers, current employees (including their spouses, children and parents) and former employees (including their spouses, children and parents) of Prudential and its affiliates, the PGIM Funds, and the investment subadvisers of the PGIM Funds; former employees must have an existing investment in the Fund;
■	Persons who have retired directly from active service with Prudential or one of its subsidiaries;
■	Registered representatives and employees of broker-dealers (including their spouses, children and parents) that offer Class A shares;
■	Investors in IRAs, provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, and (b) the IRA is established through Prudential Retirement as part of its “Rollover IRA” program (regardless of whether or not the purchase consists of proceeds of a tax-free rollover of assets from a Benefit Plan described above); and
■	Clients of financial intermediaries, who (i) offer Class A shares through a no-load network or platform, (ii) charge clients an ongoing fee for advisory, investment, consulting or similar services, or (iii) offer self-directed brokerage accounts or other similar types of accounts that may or may not charge transaction fees to customers.
To qualify for a waiver of the Class A or Class C sales charges at the time of purchase (including exchange of share classes within the Fund), you must notify the Transfer Agent, or the Distributor must be notified by the financial intermediary facilitating the purchase, that the transaction qualifies for a waiver of the Class A or Class C sales charges. The waiver will be granted subject to confirmation of your account holdings.
Additional Information About Reducing or Waiving Class A’s and Class C's Sales Charges. The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A and Class C sales charges, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.
You may need to provide your financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A or Class C sales charges.
The Distributor may reallow the Class A sales charge to dealers.
Class B Shares Automatically Convert to Class A Shares
If you bought Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS or its affiliates will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.
When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of the Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. Conversions are quarterly for Class B shares.
If you hold Class B share certificates, the certificates must be received by the Transfer Agent in order for your Class B shares to convert from Class B to Class A shares. Certificate deposited shares will convert during the next quarterly conversion.
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Class C Shares Automatically Convert to Class A Shares
Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.
For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.
A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.
Qualifying for Class R Shares
Group Retirement Plans. Class R shares are offered for sale to (i) certain group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator, and (ii) IRAs that are held on the books of a Fund through omnibus level accounts, including The SmartSolution IRA offered by Prudential Retirement. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Investors in SmartSolution IRA accounts through Prudential’s Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R shares.
Qualifying for Class Z Shares
Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments. The minimum initial investment for such investors generally is $5 million; however, such minimum initial investment may be modified for certain financial firms that submit orders on behalf of their clients. A Fund or the Distributor may lower, waive, or otherwise modify the minimum initial investment for certain categories of investors at their discretion. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund's Transfer Agent. Please contact the Transfer Agent at (800) 225-1852 for further details.
Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by financial intermediaries who offer Class Z shares of the Fund, or whose programs are available through financial intermediaries that offer Class Z shares of the Fund, for:
32	PGIM Balanced Fund

■	Mutual fund “wrap” or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or
■	Mutual fund “supermarket” programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
Financial intermediaries sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.
Group Retirement Plans. Group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator may purchase Class Z shares. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.
Other Types of Investors. Class Z shares also can be purchased by any of the following:
■	Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the PGIM Funds are an available option;
■	Current and former Directors/Trustees of mutual funds managed by PGIM Investments or any other affiliate of Prudential;
■	Current and former employees (including their spouses, children and parents) of Prudential and its affiliates; former employees must have an existing investment in the Fund;
■	Prudential (including any program or account sponsored by Prudential or an affiliate that includes the Fund as an available option);
■	PGIM Funds, including PGIM funds-of-funds;
■	Qualified state tuition programs (529 plans); and
■	Investors working with fee-based consultants for investment selection and allocations.
Qualifying for Class R6 Shares
Group Retirement Plans. Group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator may purchase Class R6 shares. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R6 shares.
Institutional Investors. Various institutional investors may purchase Class R6 shares, including, but not limited to, corporations, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments and other institutional investors who meet requirements as detailed below. The minimum initial investment for such investors generally is $5 million; however, such minimum initial investment may be modified for certain financial firms that submit orders on behalf of their clients. The Fund or the Distributor may lower, waive or otherwise modify the minimum initial investment for certain categories of investors at their discretion. Institutional investors are responsible for indicating their eligibility to purchase Class R6 shares at the time of purchase.
Other Types of Investors. Class R6 shares may also be purchased by Prudential (including any program or account sponsored by Prudential or an affiliate that includes the Fund as an available option), and PGIM funds, including PGIM funds-of-funds.
Class R6 shares may only be purchased from financial intermediaries who offer such shares.
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Class R6 shares are offered to eligible investors provided that the Fund or its affiliates are not required to make or pay any type of administrative, sub-accounting, networking or revenue sharing payments or similar fees paid to intermediaries.
How Financial Intermediaries are Compensated for Selling Fund Shares
The PGIM Funds are distributed by Prudential Investment Management Services LLC (the “Distributor”), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells the Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. Each Fund is managed by the Manager.
Only persons licensed with the Financial Industry Regulatory Authority, Inc. (“FINRA”), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm may sell shares of a mutual fund to you, or to a retirement plan in which you participate.
Rule 12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). These financial intermediaries then pay their registered representatives who sold you the Fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the Fund. The Distributor may change at any time, without prior notice, the amount of Rule 12b-1 fees that it pays (when the sale is made and/or any ongoing payments) to financial intermediaries and registered representatives so that the Distributor may retain all or a portion of such fees.
“Revenue Sharing” Payments. In addition to the compensation received by financial intermediaries as described above, the Manager or certain of its affiliates (but not the Distributor) may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from the Manager's or certain affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders, provided that no such additional payments to financial intermediaries are made with respect to the Fund's Class R6 shares. Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1. The Manager or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial intermediaries in the future.
Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial intermediaries for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial intermediaries' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.
Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial intermediaries and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.
If your Fund shares are purchased through a retirement plan, the Manager or certain of its affiliates (but not the Distributor) may also make revenue sharing payments to the plan's recordkeeper or an affiliate, which generally is not a registered broker-dealer.
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It is likely that financial intermediaries that execute portfolio transactions for the Fund will include those firms with which the Manager and/or certain of its affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager and certain of its affiliates will not use Fund brokerage as any part of revenue sharing payments to financial intermediaries.
Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager and/or certain of its affiliates make such payments to financial intermediaries in amounts that generally range from 0.02% up to 0.20% of Fund assets serviced and maintained by the financial intermediaries or from 0.10% to 0.25% of sales of Fund shares attributable to the firm. In addition, the Manager and/or certain of its affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services intermediary’s systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial intermediaries to make presentations, and/or train and educate the personnel of the financial intermediaries, may be paid by the Manager and/or certain of its affiliates, subject to applicable FINRA regulations.
Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial intermediary may receive from the Manager and/or certain of its affiliates. You should review your financial intermediary’s disclosure and/or talk to your financial intermediary to obtain more information on how this compensation may have influenced your financial intermediary’s recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the SAI which is available to you at no additional charge.
Other Payments Received by Financial Intermediaries
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial intermediaries as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial intermediaries pursuant to which the Fund will pay financial intermediaries for certain administrative, sub-accounting and networking services, provided that no such additional payments to financial intermediaries are made with respect to the Fund's Class R6 shares. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of recordkeeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”).
These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager or certain of its affiliates (but not the Distributor) also may pay a portion of the fees for the services to the financial intermediaries at their own expense and out of their own resources.
In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the Agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These administrative services provided by NSCC to the Fund and its shareholders include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the Fund and its shareholders. These payments are generally based on a transaction fee rate for certain administrative services plus a fee for other administrative services.
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Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund will not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund will seek to confirm the identity of potential shareholders to include both individuals and entities through documentary and non-documentary methods. Non-documentary methods may include verification of name, address, date of birth and tax identification number with selected credit bureaus. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.
Understanding the Price You'll Pay
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund—known as the net asset value or NAV—is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund—or the NAV—is $10 ($1,000 divided by 100).

Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
The Fund's NAV will be determined every day on which the Fund is open as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern time). The Fund's portfolio securities are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under procedures established by the Board. These procedures include pricing methodologies for determining the fair value of certain types of securities and other assets held by the Fund that do not have quoted market prices, and authorize the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities and other market factors.
If the Fund determines that a market quotation for a security is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined, the Fund may use “fair value pricing,” which is implemented by a valuation committee (“Valuation Committee”) consisting of representatives of the Manager or by the Board. The subadviser often provides relevant information for the Valuation Committee meeting. In addition, the Fund may use fair value pricing determined by the Valuation Committee or Board if the pricing source does not provide an evaluated price for a security or provides an evaluated price that, in the judgment of the Manager (which may be based upon a recommendation from the subadviser), does not represent fair value. Equity securities that are traded on foreign exchanges are valued using pricing vendor services that provide fair value model prices. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. Non-US securities markets are open for trading on weekends and other days when the Fund does not price shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.
Investments in open-end non-exchange-traded mutual funds will be valued at their NAV as determined as of the close of the NYSE on the date of valuation, which will reflect the mutual fund’s fair valuation procedures.
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Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price. The prospectuses of any other mutual funds in which the Fund invests will explain each fund’s procedures and policies with respect to the use of fair value pricing.
Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.
What Price Will You Pay for Shares of the Fund? For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. Eastern time, or later than 4:00 p.m. Eastern time, your order to purchase must be received by 4:00 p.m. Eastern time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE. The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. We deem an order received when it is received by the Transfer Agent at its processing center. If you submit your order through a broker or other financial intermediary, it may be deemed received when received by the broker or financial intermediary.
Each business day, the Fund’s current NAV per share is made available at www.pgiminvestments.com (click on “Prices and Yields,” under the “I’m Looking For…” section, and then select a fund).
Additional Shareholder Services
As a Fund shareholder, you can take advantage of the following services and privileges:
Automatic Reinvestment. As we explained in the “Fund Distributions and Tax Issues” section, the Fund pays out—or distributes—its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. For accounts held at the Transfer Agent (PMFS), distributions of $10.00 or less on non-retirement accounts will not be paid out in cash, but will be automatically reinvested into your account.
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
Automatic Investment Plan (AIP). You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $50 monthly.
Note: New AIPs in Class B shares may not be established. Class B shareholders may not make automatic investments in Class B shares through an AIP. A Class B shareholder must designate a different share class of the same fund or another fund for purchases. Shareholders may select another share class which they are eligible to purchase.
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Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.
Note: Class B shareholders can continue to hold Class B shares in IRA and SIMPLE IRA accounts or in employer-sponsored retirement plans, but new contributions must be made in another share class.
Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.
Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your financial intermediary otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus and shareholder reports, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.
HOW TO SELL YOUR SHARES
You can sell your Fund shares for cash at any time, subject to certain restrictions. For more information about these restrictions, see “Restrictions on Sales” below.
When you sell shares of the Fund—also known as redeeming your shares—the price you will receive will be the NAV next determined after the Transfer Agent or your financial intermediary receives your order to sell (less any applicable CDSC).
Shares Held by Financial Intermediaries. If your financial intermediary holds your shares, your financial intermediary must receive your order to sell no later than the time regular trading on the NYSE closes—which is usually 4:00 p.m. Eastern time—to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE.
Shares Held by the Transfer Agent. If the Transfer Agent holds your shares, PMFS must receive your order to sell no later than the time regular trading on the NYSE closes—which is usually 4:00 p.m. Eastern time—to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. You may contact the Transfer Agent at:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
Payment for Shares You Have Sold
Shares Held by Financial Intermediaries. Typically, if your order to sell shares is received in good order, payment will be credited to your account within 1 to 3 business days after the order is received, but in any event within seven days. Your broker may charge you a separate or additional fee for sales of shares.
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Shares Held by the Transfer Agent. Typically, if your order to sell shares is received in good order, we will send payment on the next business day, but in any event within seven days, regardless of the method of payment (e.g., payment by check, wire or electronic transfer (ACH)).
Restrictions on Sales
If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date.
As a result of restrictions on withdrawals and transfers imposed by Section 403(b) of the Internal Revenue Code of 1986, as amended, we may consider a redemption request to not be in good order until we obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with such restrictions, if applicable. In such an event, the redemption request will not be in good order and we will not process it until we obtain information from your employer.
In addition, there are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, the former may happen only during unusual market conditions or emergencies when the Fund is unable to determine the value of its assets or sell its holdings. For more information, see the SAI.
If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order Medallion signature guaranteed if:
■	You are selling more than $100,000 of shares;
■	You want the redemption proceeds made payable to someone that is not in the Transfer Agent’s records;
■	You want the redemption proceeds sent to an address that is not in the Transfer Agent’s records;
■	You are a business or a trust; or
■	You are redeeming due to the death of the shareholder or on behalf of the shareholder.
The Medallion signature guarantee may be obtained from an authorized officer from a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized Medallion guarantee programs (STAMP, SEMP, or NYSE MSP), but not from a notary public. The Medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Transfer Agent reserves the right to reject sale transactions where the value of the transaction exceeds the value of the surety coverage indicated on the Medallion imprint. The Fund may change the signature guarantee requirements from time to time without prior notice to shareholders. For more information, see the SAI.
How the Fund Pays for Shares You Have Sold
Under normal market conditions, the Fund expects to pay for shares that you have sold primarily by using cash or cash equivalents in its portfolio or selling portfolio assets to generate cash. Supplementally, the Fund may also raise cash to pay for sold shares by short-term borrowing in the form of overdrafts permitted by the Fund’s custodian bank and/or by short-term borrowing from a group of banks through an unsecured credit facility, which is intended to provide the Fund with a temporary additional source of liquidity. In certain circumstances the Fund reserves the right to pay for sold shares by giving you securities from the Fund’s portfolio. If you receive securities, you would incur transaction costs in converting the securities to cash, and you may receive less for the securities than the price at which they were valued for redemption purposes.
During stressed market conditions, it may be impractical or impossible to raise sufficient cash to pay for sold shares through the primary methods described above. In these circumstances, the Fund would be more likely to rely more heavily on the credit facility as a source of liquidity, as described above.
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Contingent Deferred Sales Charge (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1.00% CDSC for shares redeemed within 12 months of purchase (the CDSC is waived for purchases by certain retirement and/or benefit plans). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
■	Amounts representing shares you purchased with reinvested dividends and distributions,
■	Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares, and 12 months for Class C shares, and
■	Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares, and 12 months for Class C shares).
Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid—or at least minimize—the CDSC.
Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
The CDSC is calculated based on the lesser of the original purchase price or the net asset value at redemption. The rate decreases on the anniversary date of your purchase.
The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class B or Class C shares were held in a money market fund.
Waiver of the CDSC—Class A Shares
The CDSC will be waived if the Class A shares are sold:
■	After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or permanent disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability;
■	To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account; and
■	To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account.
For more information, see the SAI.
Waiver of the CDSC—Class B Shares
The CDSC will be waived if the Class B shares are sold:
■	After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or permanent disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability;
■	To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account;
■	To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account; and
■	On certain redemptions effected through a Systematic Withdrawal Plan.
For more information, see the SAI.
Waiver of the CDSC—Class C Shares
The CDSC will be waived if the Class C shares are sold:
■	After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or permanent disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability;
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■	To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account; and
■	To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account.
For more information, see the SAI.
Involuntary Redemption of Small Accounts Held by the Transfer Agent
If the value of your account with PMFS is less than $500 for any reason, we may sell your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to Automatic Investment Plan (AIP) accounts, employee savings plan accounts, payroll deduction plan accounts, retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account), omnibus accounts, and accounts for which a broker or other financial intermediary is responsible for recordkeeping. Prior thereto, if you make a sale that reduces your account value to less than the threshold, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Involuntary Redemption” in the SAI.
Account Maintenance Fee for Accounts Held by the Transfer Agent
If the value of your account with PMFS is less than $10,000, with certain exclusions, a $15 annual account maintenance fee will be deducted from your account during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the account maintenance fee will be waived. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Account Maintenance Fee” in the SAI.
90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. In order to take advantage of this privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. This privilege can only be used once in a 12-month period. For more information, see the SAI.
The terms of this privilege may vary by financial intermediary. For more information, see “Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries.”
Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.
HOW TO EXCHANGE YOUR SHARES
You can generally exchange your shares of the Fund for shares of the same class in certain other PGIM Funds—including PGIM Government Money Market Fund—if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of other funds in the PGIM Funds mutual fund family, but you can’t exchange Class A shares for a different share class of another fund.
In addition, Class R6 shares cannot be exchanged for Class R6 shares of the Prudential Day One Funds or the PGIM 60/40 Allocation Fund.
After an exchange, at redemption, any CDSC will be calculated from the date of the initial purchase, excluding any time that Class B or Class C shares were held in PGIM Government Money Market Fund. We may change the terms of any exchange privilege after giving you 60 days' notice.
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Note: Class B shares may not be purchased or acquired by any Class B shareholder except by exchange from Class B shares of another fund or through dividend and/or capital gains reinvestment.
There is no sales charge for exchanges. However, if you exchange—and then sell—shares within the applicable CDSC period, you must still pay the applicable CDSC. At the time of exchange, CDSC liable shares and free shares move proportionally according to the percentage of total shares you are exchanging. If you have exchanged Class B or Class C shares into PGIM Government Money Market Fund, the time you hold the Class B or Class C shares in the money market fund will not be counted in calculating the required holding period for CDSC liability.
For investors in certain programs sponsored by financial intermediaries that offer shares of the Fund, or whose programs are available through financial intermediaries that offer shares of the Fund for mutual fund “wrap” or asset allocation programs or mutual fund “supermarket” programs, an exchange may be made from Class A to Class Z shares of the Fund in certain limited circumstances. Contact your program sponsor or financial intermediary with any questions.
Exchanging Shares Held by a Financial Intermediary. If you hold shares through a financial intermediary, you must exchange shares through your financial intermediary.
Exchanging Shares Held by the Transfer Agent. If you hold shares through the Transfer Agent, contact your financial advisor or PMFS at (800) 225-1852 or write to PMFS at:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
If you participate in any fee-based program where the Fund is an available investment option, you may arrange with the Transfer Agent or your recordkeeper to exchange your Class A shares, if any, for Class Z shares when you elect to participate in the fee-based program. When you no longer participate in the program, you may arrange with the Transfer Agent or your recordkeeper to exchange all of your Class Z shares, including shares purchased while you were in the program, for Class A shares.
Remember, as we explained in the section entitled “Fund Distributions and Tax Issues—If You Sell or Exchange Your Shares,” exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.
Frequent Purchases and Redemptions of Fund Shares
The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in non-US securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of non-US securities established some time before the Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.
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The Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Fund's Chief Compliance Officer (“CCO”). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.
The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder’s account will be subject to a 60-day warning period. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund’s Transfer Agent that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.
Transactions in the PGIM money market funds and exchange-traded funds are excluded from this policy. In addition, transactions by affiliated PGIM funds, which are structured as “funds-of-funds,” and invest primarily in other mutual funds within the PGIM Fund family, are not subject to the limitations of the trading policy and are not considered frequent or short-term trading.
This policy does not apply to systematic purchases and redemptions (e.g., payroll purchases, systematic withdrawals and rebalancing transactions or other similar transactions not initiated by a shareholder or financial professional on the transaction date). Generally, purchases and redemptions will not be considered “systematic” unless the transaction is pre-established or scheduled for a specific date.
The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor daily trading activity above a certain threshold, which may be changed from time to time, over a rolling 90-day period. If a purchase into the Fund is rejected or canceled, the shareholder will receive a return of the purchase amount.
If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan (“Intermediaries”) that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.
The Transfer Agent also reviews aggregate omnibus net flows above a certain threshold. In cases where the activity is considered unusual, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary’s platform.
Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.
Visit our website at www.pgiminvestments.com	43

Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $250,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 and communicating your instructions in good order to a customer service representative before 4:00 p.m. Eastern time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled “How to Sell Your Shares—Restrictions on Sales” above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.
The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.
In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.
Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.
44	PGIM Balanced Fund

FINANCIAL HIGHLIGHTS
Introduction
The financial highlights will help you evaluate the Fund's financial performance for the fiscal years or periods ended September 30, 2018, 2017, 2016, 2015, and 2014. Certain information reflects financial results for a single fund share. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.
These financial highlights were derived from the financial statements audited by KPMG LLP, an independent registered public accounting firm, whose report on those financial statements was unqualified.
A copy of the Fund's annual report, including the Fund's audited financial statements and report of independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this Prospectus.
Visit our website at www.pgiminvestments.com	45

Class A Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.93	$14.99	$14.67	$16.45	$14.70
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.17	0.18	0.18	0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.15	1.43	1.25	(0.09)	1.76
Total from investment operations	1.34	1.60	1.43	0.09	1.96
Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.18)	(0.19)	(0.33)	(0.21)
Distributions from net realized gains	(0.69)	(0.48)	(0.92)	(1.54)	–
Total dividends and distributions	(0.89)	(0.66)	(1.11)	(1.87)	(0.21)
Net asset value, end of year	$16.38	$15.93	$14.99	$14.67	$16.45
Total Return(b):	8.66%	10.99%	10.15%	0.17%	13.43%

Ratios/Supplemental Data:
Net assets, end of year (000)	$360,798	$343,550	$324,422	$295,456	$303,153
Average net assets (000)	$352,124	$332,088	$308,458	$309,664	$295,552
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.12%	1.18%	1.23%	1.23%	1.22%
Expenses before waivers and/or expense reimbursement	1.17%(d)	1.20%	1.25%	1.25%	1.24%
Net investment income (loss)	1.22%	1.11%	1.23%	1.16%	1.27%
Portfolio turnover rate(e)(f)	145%	180%	230%	216%	215%
(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying funds in which the Series invests.
(d) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e) The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f) The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.
46	PGIM Balanced Fund

Class B Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.02	$15.08	$14.75	$16.45	$14.71
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.06	0.08	0.07	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.15	1.43	1.25	(0.09)	1.75
Total from investment operations	1.19	1.49	1.33	(0.02)	1.84
Less Dividends and Distributions:
Dividends from net investment income	(0.05)	(0.07)	(0.08)	(0.14)	(0.10)
Distributions from net realized gains	(0.69)	(0.48)	(0.92)	(1.54)	–
Total dividends and distributions	(0.74)	(0.55)	(1.00)	(1.68)	(0.10)
Net asset value, end of year	$16.47	$16.02	$15.08	$14.75	$16.45
Total Return(b):	7.62%	10.16%	9.41%	(0.49)%	12.60%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,374	$11,040	$12,101	$12,376	$14,899
Average net assets (000)	$10,376	$11,624	$12,405	$14,068	$14,806
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.07%	1.88%	1.93%	1.93%	1.92%
Expenses before waivers and/or expense reimbursement	2.13%(d)	1.90%	1.95%	1.95%	1.94%
Net investment income (loss)	0.26%	0.41%	0.54%	0.46%	0.57%
Portfolio turnover rate(e)(f)	145%	180%	230%	216%	215%
(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying funds in which the Series invests.
(d) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e) The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f) The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.
Visit our website at www.pgiminvestments.com	47

Class C Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.02	$15.08	$14.74	$16.45	$14.71
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.06	0.08	0.07	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.16	1.43	1.26	(0.10)	1.75
Total from investment operations	1.24	1.49	1.34	(0.03)	1.84
Less Dividends and Distributions:
Dividends from net investment income	(0.09)	(0.07)	(0.08)	(0.14)	(0.10)
Distributions from net realized gains	(0.69)	(0.48)	(0.92)	(1.54)	–
Total dividends and distributions	(0.78)	(0.55)	(1.00)	(1.68)	(0.10)
Net asset value, end of year	$16.48	$16.02	$15.08	$14.74	$16.45
Total Return(b):	7.92%	10.16%	9.49%	(0.56)%	12.60%

Ratios/Supplemental Data:
Net assets, end of year (000)	$89,949	$74,527	$57,448	$30,093	$20,838
Average net assets (000)	$82,930	$66,532	$43,525	$26,353	$17,899
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.81%	1.88%	1.93%	1.93%	1.92%
Expenses before waivers and/or expense reimbursement	1.87%(d)	1.90%	1.95%	1.95%	1.94%
Net investment income (loss)	0.52%	0.41%	0.53%	0.47%	0.58%
Portfolio turnover rate(e)(f)	145%	180%	230%	216%	215%
(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying funds in which the Series invests.
(d) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e) The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f) The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.
48	PGIM Balanced Fund

Class R Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.94	$15.00	$14.68	$16.43	$14.69
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.14	0.15	0.15	0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.14	1.43	1.25	(0.09)	1.75
Total from investment operations	1.25	1.57	1.40	0.06	1.92
Less Dividends and Distributions:
Dividends from net investment income	(0.12)	(0.15)	(0.16)	(0.27)	(0.18)
Distributions from net realized gains	(0.69)	(0.48)	(0.92)	(1.54)	–
Total dividends and distributions	(0.81)	(0.63)	(1.08)	(1.81)	(0.18)
Net asset value, end of year	$16.38	$15.94	$15.00	$14.68	$16.43
Total Return(b):	8.07%	10.77%	9.93%	0.02%	13.16%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,226	$1,457	$723	$553	$482
Average net assets (000)	$1,837	$947	$739	$528	$395
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.63%	1.38%	1.43%	1.43%	1.42%
Expenses before waivers and/or expense reimbursement	2.88%(d)	1.65%	1.70%	1.70%	1.69%
Net investment income (loss)	0.71%	0.92%	1.04%	0.96%	1.08%
Portfolio turnover rate(e)(f)	145%	180%	230%	216%	215%
(a) Calculated based on average shares outstanding during the year.
(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying funds in which the Series invests.
(d) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e) The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f) The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.
Visit our website at www.pgiminvestments.com	49

Class Z Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.04	$15.09	$14.75	$16.57	$14.80
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.22	0.22	0.23	0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.15	1.43	1.27	(0.10)	1.77
Total from investment operations	1.39	1.65	1.49	0.13	2.02
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.22)	(0.23)	(0.41)	(0.25)
Distributions from net realized gains	(0.69)	(0.48)	(0.92)	(1.54)	–
Total dividends and distributions	(0.94)	(0.70)	(1.15)	(1.95)	(0.25)
Net asset value, end of year	$16.49	$16.04	$15.09	$14.75	$16.57
Total Return(b):	8.91%	11.32%	10.57%	0.41%	13.80%

Ratios/Supplemental Data:
Net assets, end of year (000)	$183,204	$139,497	$92,562	$63,516	$98,321
Average net assets (000)	$156,026	$118,555	$79,518	$59,423	$89,928
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.82%	0.88%	0.93%	0.93%	0.92%
Expenses before waivers and/or expense reimbursement	0.88%(d)	0.90%	0.95%	0.95%	0.94%
Net investment income (loss)	1.52%	1.41%	1.53%	1.45%	1.57%
Portfolio turnover rate(e)(f)	145%	180%	230%	216%	215%
(a) Calculated based on average shares outstanding during the year.
(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying funds in which the Series invests.
(d) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e) The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f) The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.
50	PGIM Balanced Fund

Class R6 Shares
November 28, 2017(a) through September 30, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$16.48
Income (loss) from investment operations:
Net investment income (loss)	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.73
Total from investment operations	0.96
Less Dividends and Distributions:
Dividends from net investment income	(0.25)
Distributions from net realized gains	(0.69)
Total dividends and distributions	(0.94)
Net asset value, end of period	$16.50
Total Return(c):	6.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,502
Average net assets (000)	$295
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.67%(e)
Expenses before waivers and/or expense reimbursement	11.39%(e)
Net investment income (loss)	1.73%(e)
Portfolio turnover rate(f)(g)	145%
(a) Commencement of offering.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d) Does not include expenses of the underlying funds in which the Series invests.
(e) Annualized.
(f) The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g) The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.
Visit our website at www.pgiminvestments.com	51

GLOSSARY
FUND INDEXES
Customized Blend Index. The Customized Blend Index is a model portfolio consisting of the S&P 500 Index (50%), the Bloomberg Barclays US Aggregate Bond Index (40%), the Russell 2000 Index (5%), and the MSCI Europe, Australasia and Far East (EAFE) Net Dividend (ND) Index (5%). Each component of the Customized Blend Index is an unmanaged index generally considered to represent the performance of its asset class. The Customized Blend Index is intended to provide a theoretical comparison to the Fund's performance, based on the amounts allocated to each asset class under the Fund’s investment strategies. The Customized Blend Index does not reflect deductions for any sales charges, taxes or operating expenses of a mutual fund. These returns would be lower if they included the effect of these expenses
Bloomberg Barclays US Aggregate Bond Index. The Bloomberg Barclays US Aggregate Bond Index is unmanaged and represents securities that are SEC-registered, taxable, and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of these expenses.
S&P 500 Index. The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses.
Lipper Mixed-Asset Target Allocation Growth Funds Average. The Lipper Mixed-Asset Target Allocation Growth Funds Average is based on the average return of all mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds universe. Returns do not include the effect of any sales charges or taxes. The returns would be lower if they included the effect of sales charges or taxes.
52	PGIM Balanced Fund

APPENDIX A: WAIVERS AND DISCOUNTS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (CDSC) waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares through the applicable intermediary to receive these waivers or discounts.
Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, as applicable, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■	Shares purchased by or through a 529 Plan, if applicable
■	Shares purchased through a Merrill Lynch affiliated investment advisory program
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
■	Shares of funds purchased through the Merrill Edge Self-Directed platform
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on Class A, B and C Shares available at Merrill Lynch
■	Death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in this prospectus
■	Return of excess contributions from an IRA Account
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2
■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
■	Shares acquired through a Right of Reinstatement
■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
■	Breakpoints as described in this prospectus
■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Visit our website at www.pgiminvestments.com	53

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
Morgan Stanley Wealth Management
Effective July 1, 2018 shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and be more limited than those disclosed elsewhere in this Fund's prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
■	Shares purchased through a Morgan Stanley self-directed brokerage account
■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial
Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.
■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
■	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father,
54	PGIM Balanced Fund

grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
■	Shares purchased in an investment advisory program.
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
■	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A, B and C shares available at Raymond James
■	Death or disability of the shareholder.
■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
■	Return of excess contributions from an IRA Account.
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund’s prospectus.
■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
■	Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation
■	Breakpoints as described in this prospectus.
■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
Visit our website at www.pgiminvestments.com	55

FOR MORE INFORMATION Please read this Prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
■ MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 ■ WEBSITE www.pgiminvestments.com	■ TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the US)

■ E-DELIVERY
To receive your mutual fund documents on-line, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

The Annual and Semi-Annual Reports and the SAI contain additional information about the Fund. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.
■ STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) ■ SEMI-ANNUAL REPORT	■ ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

You can also obtain copies of Fund documents, including the SAI, from the Securities and Exchange Commission as follows (the SEC charges a fee to copy documents):
■ ELECTRONIC REQUEST publicinfo@sec.gov	■ VIA THE INTERNET on the EDGAR Database at www.sec.gov

PGIM Balanced Fund
Share Class	A	B	C	R	Z	R6
NASDAQ	PIBAX	PBFBX	PABCX	PALRX	PABFX	PIBQX
CUSIP	74437E883	74437E875	74437E867	74437E636	74437E859	74437E461
MF185STAT	The Fund's Investment Company Act File No. 811-07343

PGIM Jennison Growth Fund
Formerly, Prudential Jennison Growth Fund
PROSPECTUS — November 29, 2018
Objective
Long-term growth of capital
PGIM JENNISON GROWTH FUND
A: PJFAX	B: PJFBX	C: PJFCX	R: PJGRX	Z: PJFZX	R2: PJFOX	R4: PSCJX	R6: PJFQX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
To enroll in e-delivery, go to pgiminvestments.com/edelivery

3	FUND SUMMARY
3	INVESTMENT OBJECTIVE
3	FUND FEES AND EXPENSES
4	INVESTMENTS, RISKS AND PERFORMANCE
6	MANAGEMENT OF THE FUND
6	BUYING AND SELLING FUND SHARES
7	TAX INFORMATION
7	PAYMENTS TO FINANCIAL INTERMEDIaries
8	MORE ABOUT THE FUND'S PRINCIPAL AND NON-PRINCIPAL INVESTMENT STRATEGIES, INVESTMENTS AND RISKS
8	INVESTMENTS AND INVESTMENT STRATEGIES
10	RISKS OF INVESTING IN THE FUND
14	HOW THE FUND IS MANAGED
14	BOARD OF Directors
14	MANAGER
14	INVESTMENT SUBADVISER
14	PORTFOLIO MANAGERS
15	DISTRIBUTOR
15	DISCLOSURE OF PORTFOLIO HOLDINGS
16	FUND DISTRIBUTIONS AND TAX ISSUES
16	DISTRIBUTIONS
16	TAX ISSUES
18	IF YOU SELL OR EXCHANGE YOUR SHARES
19	HOW TO BUY, SELL AND EXCHANGE FUND SHARES
19	HOW TO BUY SHARES
33	HOW TO SELL YOUR SHARES
36	HOW TO EXCHANGE YOUR SHARES
40	FINANCIAL HIGHLIGHTS
49	GLOSSARY
50	APPENDIX A: WAIVERS AND DISCOUNTS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES

FUND SUMMARY
INVESTMENT OBJECTIVE
The investment objective of the Fund is long-term growth of capital.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $25,000 or more in shares of the Fund or other funds in the PGIM Funds family. More information about these discounts as well as other waivers or discounts is available from your financial professional and is explained in Reducing or Waiving Class A's and Class C’s Sales Charges on page 23 of the Fund's Prospectus, Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries on page 50 of the Fund's Prospectus and in Rights of Accumulation on page 86 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class R	Class Z	Class R2	Class R4	Class R6†
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00%	5.00%	1.00%	None	None	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None	None	None
Redemption fee	None	None	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15	None	None*	None	None	None
*Direct Transfer Agent Accounts holding under $10,000 of Class Z shares are subject to the $15 fee.
†Formerly known as Class Q.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Z	Class R2	Class R4	Class R6(1)
Management fees	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%
Distribution or distribution and service (12b-1) fees	0.30%	1.00%	1.00%	0.75%	None	0.25%	None	None
Other expenses:	0.15%	0.56%	0.12%	0.16%	0.14%	2.29%	57.31%	0.05%
Shareholder service fee	0.00%	0.00%	0.00%	0.00%	0.00%	0.10%(2)	0.10%(2)	0.00%
Remainder of other expenses	0.15%	0.56%	0.12%	0.16%	0.14%	2.19%	57.21%	0.05%
Total annual Fund operating expenses	1.02%	2.13%	1.69%	1.48%	0.71%	3.11%	57.88%	0.62%
Fee waiver and/or expense reimbursement	None	(0.18)%	None	(0.25)%	None	(2.01)%	(57.03)%	(0.02)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement(3,4)	1.02%	1.95%	1.69%	1.23%	0.71%	1.10%	0.85%	0.60%
(1) Formerly known as Class Q.
(2) “Shareholder service fee” reflects maximum allowable fees under a shareholder services plan.
(3) PGIM Investments LLC (PGIM Investments) has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.95% of average daily net assets for Class B shares and 0.60% of average daily net assets for Class R6 shares. Separately, PGIM Investment has contractually agreed, through January 31, 2020 to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the Total Annual Fund Operating Expenses to exceed 1.10% of average daily net assets for Class R2 shares or 0.85% of average daily net assets for Class R4 shares. The contractual waiver and expense limitation exclude interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The waiver and expense limitation may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.
(4) The distributor of the Fund has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for the Fund’s Class R shares to 0.50% of the average daily net assets of the Class R shares of the Fund. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.
Visit our website at www.pgiminvestments.com	3

Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$648	$857	$1,082	$1,729	$648	$857	$1,082	$1,729
Class B	$698	$950	$1,228	$2,030	$198	$650	$1,128	$2,030
Class C	$272	$533	$918	$1,998	$172	$533	$918	$1,998
Class R	$125	$443	$784	$1,747	$125	$443	$784	$1,747
Class Z	$73	$227	$395	$883	$73	$227	$395	$883
Class R2	$112	$771	$1,454	$3,280	$112	$771	$1,454	$3,280
Class R4	$87	$6,611	$8,059	$8,463	$87	$6,611	$8,059	$8,463
Class R6†	$61	$197	$344	$772	$61	$197	$344	$772
†Formerly known as Class Q.
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Fund seeks investments whose price will increase over the long term. The subadviser normally invests at least 65% of the Fund’s total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally considered medium- to large-capitalization companies. They tend to have a unique market niche, a strong new product profile or superior management. Equity-related securities in which the Fund primarily invests are common stocks, nonconvertible preferred stocks and convertible securities. The remainder of the Fund’s portfolio may be invested in securities with market capitalizations below $1 billion, foreign securities, cash, money market instruments, US government and agency securities, fixed income obligations and mortgage-related securities.
The subadviser considers selling or reducing a stock position when, in its opinion, the issuing company’s revenue, earnings, or other business fundamental metrics have been lower than expected, it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.
To identify above-average growth prospects, the subadviser conducts research to determine company, industry and sector fundamentals and prospects over intermediate and longer terms, projecting how industries and businesses will change over time. The subadviser generally bases its belief on proprietary forecasts of each company’s potential earnings growth for periods greater than one year. To gain an in-depth understanding, the subadviser meets with company senior management, customers, suppliers, and competitors. The subadviser also builds fundamental outlooks and earnings models after scrutinizing financial statements.
In deciding which stocks to buy, the subadviser uses what is known as a growth investment style. This means that the subadviser invests in stocks it believes could experience superior sales or earnings growth, or high returns on equity and assets.
4	PGIM Jennison Growth Fund

Principal Risks. All investments have risks to some degree. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Equity and Equity-Related Securities Risks. The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund's holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Growth Style Risk. The Fund's growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for a period of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.
Market Capitalization Risk. The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and medium-sized companies are less stable than the prices of large company stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.
Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Performance. The following bar chart shows the Fund's performance for Class Z shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the average annual returns of each of the Fund’s share classes and also compares the Fund’s performance with the average annual total returns of an index or other benchmark and a group of similar mutual funds. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.pgiminvestments.com.
Visit our website at www.pgiminvestments.com	5

Best Quarter:		Worst Quarter:
19.23%	1st Quarter 2012	-21.19%	4th Quarter 2008

1 Prior to this year, the annual total returns bar chart displayed returns for the Fund’s Class A shares. The Fund now shows annual total returns for Class Z shares in light of the relative growth of assets in this share class. The total return for Class Z shares from January 1, 2018 to September 30, 2018 was 18.44%.
Average Annual Total Returns % (including sales charges) (as of 12-31-17)
Return Before Taxes	One Year	Five Years	Ten Years
Class A shares	28.87%	16.14%	9.22%
Class B shares	30.36%	16.53%	9.07%
Class C shares	34.42%	16.65%	9.10%
Class R shares	36.12%	17.23%	9.64%
Class R2 shares*	N/A	N/A	N/A
Class R4 shares*	N/A	N/A	N/A
Class R6 shares*	N/A	N/A	N/A

Class Z Shares %
Return Before Taxes	36.79%	17.82%	10.18%
Return After Taxes on Distributions	35.10%	16.50%	9.55%
Return After Taxes on Distributions and Sale of Fund Shares	22.20%	14.22%	8.29%
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses.
*Average annual total returns are not shown for Class R2 shares, Class R4 shares or Class R6 shares, because Class R2 shares, Class R4 shares and Class R6 shares are new. Performance for Class R2 shares, Class R4 shares and Class R6 shares will be included after each share class has been in existence for a full calendar year.
Index % (reflects no deduction for fees, expenses or taxes)
Russell 1000 Growth Index	30.21%	17.33%	10.00%
S&P 500 Index	21.82%	15.78%	8.49%

Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Large-Cap Growth Funds Average	29.58%	15.69%	8.44%
MANAGEMENT OF THE FUND
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Jennison Associates LLC	Michael A. Del Balso	Managing Director	May 2000
		Kathleen A. McCarragher	Managing Director	February 1999
		Spiros “Sig” Segalas	President and CIO	February 1999
BUYING AND SELLING FUND SHARES
	Class A**	Class C**	Class R**	Class Z**	Class R2	Class R4	Class R6†
Minimum initial investment*	$2,500	$2,500	None	Institutions: $5 million Group Retirement Plans: None	None	None	Institutions: $5 million Group Retirement Plans: None
6	PGIM Jennison Growth Fund

	Class A**	Class C**	Class R**	Class Z**	Class R2	Class R4	Class R6†
Minimum subsequent investment*	$100	$100	None	None	None	None	None
* Class B shares are closed to new purchases except for exchanges from Class B shares of another fund. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Class B Shares” in the Prospectus for more information.
** Certain share classes were closed to investments by new group retirement plans effective on June 1, 2018. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Certain Share Classes to New Group Retirement Plans” in the Prospectus for more information.
† Formerly known as Class Q.
For Class A and Class C shares, the minimum initial investment for retirement accounts and custodial accounts for minors is $1,000 and the minimum subsequent investment is $100. For Class A and Class C shares, the minimum initial and subsequent investment for Automatic Investment Plan purchases is $50. Class R, Class R2, Class R4 and Class R6 shares are generally not available for purchase by individuals. Class Z shares may be purchased by certain individuals, subject to minimum investment and/or other requirements. Please see “How to Buy, Sell and Exchange Fund Shares—How to Buy Shares—Qualifying for Class R Shares,” “—Qualifying for Class Z Shares,” “—Qualifying for Class R2 and Class R4 Shares,” and “—Qualifying for Class R6 Shares” in the Prospectus for purchase eligibility requirements.
Your financial intermediary may impose different investment minimums. You can purchase or redeem shares on any business day that the Fund is open through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.
Visit our website at www.pgiminvestments.com	7

MORE ABOUT THE FUND'S PRINCIPAL AND NON-PRINCIPAL INVESTMENT STRATEGIES, INVESTMENTS AND RISKS
INVESTMENTS AND INVESTMENT STRATEGIES
The Fund's investment objective is long-term growth of capital. This means the Fund seeks investments whose prices will increase over the long term.
In pursuing the Fund’s objective, the subadviser normally invests at least 65% of the Fund's total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that it believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies. The Fund's subadviser follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are believed to be attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the Fund invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Fund is not likely to receive significant dividend income on its portfolio securities.
In addition to common stocks, nonconvertible preferred stocks and convertible securities, equity-related securities in which the Fund invests include American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock or other eligible investments; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs) and similar securities. Convertible securities are securities—like bonds, corporate notes and preferred stocks—that can be converted into the company's common stock, the cash value of common stock or some other equity security. The subadviser considers selling or reducing a stock position when, in its opinion, the issuing company’s revenue, earnings, or other business fundamental metrics have been lower than expected; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.
The subadviser’s portfolio managers invest in medium to large capitalization companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings.
The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board of Directors (the Board) can change investment policies that are not fundamental.
Exchange-Traded Funds
A Fund may invest in securities of exchange-traded funds (ETFs), subject to certain limits on investment in securities of non-affiliated or affiliated investment companies. Securities of ETFs represent shares of ownership in either open-end management investment companies or unit investment trusts (UITs) that generally hold a portfolio of common stocks or bonds designed to generally correspond to the price and yield performance of a specific securities index. ETFs may also be actively managed. The underlying portfolio may have a broad market, sector or international orientation or may be actively managed. ETFs give investors the opportunity to buy or sell an entire portfolio of stocks in a single security transaction in a manner similar to buying or selling a share of stock.
A Fund expects to purchase and sell shares of ETFs on a national securities exchange through a broker-dealer. Purchases and sales of shares of ETFs are transacted at current market prices, irrespective of the net asset value of ETF shares. ETFs only directly issue or redeem shares that have been aggregated into large blocks (“Creation Units”) to authorized participants that have entered into agreements with the ETF’s distributor. ETFs generally issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the ETF specifies each day.
8	PGIM Jennison Growth Fund

Non-US Equity Securities
A Fund may invest in non-US equity securities including stocks and other equity-related securities. The Fund may invest up to 35% of its total assets in non-US securities.
US Government Securities
A Fund may invest in securities issued or guaranteed by the US Government or by an agency or instrumentality of the US Government. Some US Government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest is guaranteed but market value is not.
Other Fixed-Income Securities
The Fund may invest for capital appreciation purposes in fixed-income securities rated investment-grade (Baa or higher by Moody's Investors Service, Inc. or BBB or higher by S&P Global Ratings, or the equivalent rating by another nationally recognized statistical rating organization). These include corporate debt and other debt obligations of US and foreign issuers. We also may invest in obligations that are not rated, but that we believe are of comparable quality to the obligations described above.
Mortgage-Related Securities
The Fund may invest in mortgage-related securities issued or guaranteed by US governmental entities. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages.
Mortgage-related securities include collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A collateralized mortgage obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by US governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income therefrom provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. The Fund also may invest in stripped mortgage-backed securities (MBS strips). MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.
Short Sales
The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when the subadviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyers in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. The Fund may make short sales “against the box.” In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost through conversion or exchange of other securities it owns.
Investments in Affiliated Funds
The Fund may invest its assets in affiliated short-term bond funds and/or money market funds. The affiliated funds are registered investment companies under the Investment Company Act of 1940 (the “1940 Act”). The Fund can invest its free cash balances in the affiliated funds to obtain income on short-term cash balances while awaiting attractive investment opportunities, to provide liquidity in preparation for anticipated redemptions or for defensive purposes. Such an investment could also allow the Fund to obtain the benefits of a more diversified portfolio available in the affiliated funds than might otherwise be available through direct investments in those asset classes, and will subject the Fund to the risks associated with the particular asset class. As a shareholder in the affiliated funds, the Fund will pay its proportional share of the expenses of the affiliated funds, but the affiliated funds do not pay a management fee to the investment manager, since the investment manager only receives reimbursement for its expenses. Thus, shareholders of the Fund are not paying management fees for both the Fund and the affiliated funds. The investment results of the portions of the Fund’s assets invested in the affiliated funds will be based on the investment results of the affiliated funds.
Visit our website at www.pgiminvestments.com	9

Temporary Defensive Investments
In response to adverse market, economic or political conditions, a Fund may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities, or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of its assets in cash or cash equivalents. Investing heavily in these securities is inconsistent with and limits a Fund’s ability to achieve its investment objective, but may help to preserve the Fund's assets.
Securities Lending
Consistent with applicable regulatory requirements, the Fund may lend portfolio securities with a value up to 33 1/3% of its total assets to brokers, dealers and other financial organizations to earn additional income. Loans of portfolio securities will be collateralized by cash. Cash collateral will be invested in an affiliated prime money market fund.
Other Investments
In addition to the strategies and securities discussed above, a Fund may use other strategies or invest in other types of securities as described in the SAI. A Fund might not use all of the strategies or invest in all of the types of securities as described in the Prospectus or in the SAI.
The table below summarizes the investment limits applicable to the Fund’s principal investment strategies and certain non-principal investment strategies.
Principal Strategies: Investment Limits
■ Equity and Equity-related securities: At least 65% of total assets. ■ Non-US Securities: Up to 35% of total assets.

Non-Principal Strategies: Investment Limits
■ US Government and agency securities: Up to 35% of total assets.
■ Fixed-income obligations: Up to 35% of total assets.
■ Money market instruments: Up to 100% of total assets on temporary basis.
■ Mortgage-related securities: Up to 35% of total assets.
■ Illiquid Securities: Up to 15% of net assets.
■ Short Sales (excluding short sales against-the-box): Up to 25% of net assets.
RISKS OF INVESTING IN THE FUND
Business Venture Risk. Investments in business ventures such as partnerships and joint ventures may be subject to laws and regulations that differ from those with which equity and equity-related securities comply. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a partnership than investors in a corporation. Investments held in such business ventures may be relatively illiquid, limiting the Fund’s ability to adjust its holdings promptly in response to changes in economic or other conditions. Some business ventures may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. In addition, the Fund’s control and rights to vote on matters affecting these various business ventures may be limited as compared with the Fund’s investments in equity and equity-related securities.
Equity and Equity-Related Securities Risks. The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund's holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
10	PGIM Jennison Growth Fund

Growth Style Risk. The Fund's growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for a period of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.
Market Capitalization Risk. The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and medium-sized companies are less stable than the prices of large company stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.
Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Exchange-Traded Funds (ETFs) Risk. As with other investments, investments in ETFs are subject to market risk and, for non-index strategies, selection risk. There may be certain risks to the extent a particular ETF is concentrated in a particular sector, and is not as diversified as the market as a whole. Investments in ETFs may entail duplicate management fees. Shares of an ETF are traded on an exchange throughout a trading day, and bought and sold based on market values and not at the ETF’s net asset value. For this reason, the shares of an ETF could trade at either a premium or discount to the actual net asset value of the ETF. The Fund will incur brokerage costs for purchases and sales of ETF shares.
Foreign Securities Risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.
US Government and Agency Securities Risk. US Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all US Government securities are insured or guaranteed by the full faith and credit of the US Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Connecticut Avenue Securities issued by Fannie Mae and Structured Agency Credit Risk issued by Freddie Mac carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some US Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the US Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of US Government securities may be affected by changes in the credit rating of the US Government.
Mortgages and Mortgage-Related Securities Risk. Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages.
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Debt Obligations Risk. Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund's holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.
Short Sales Risk. Short sales involve costs and risks. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money to the extent that the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. Although the Fund’s gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.
Money Market Instruments Risk. Although money market instruments are generally viewed as low risk investments, money market instruments are nevertheless subject to credit risk, market risk, prepayment risk and interest rate risk.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.” The Fund may face a heightened level of interest rate risk as a result of the US Federal Reserve Board’s rate-setting policies. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Real Estate Investment Trust (REIT) Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. A Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.
REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.
Tax reform legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends, but does not permit a regulated investment company (such as the Fund) paying dividends attributable to such income to pass through this special treatment to its shareholders. Unless future legislation or regulatory guidance provides for a pass-through, investors in such a regulated investment company will treat such distributions as ordinary dividend income, as under prior law, whereas a direct REIT investor would benefit from the special treatment.
12	PGIM Jennison Growth Fund

Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Securities Lending Risk. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected. The affiliated prime money market fund in which cash collateral generally is invested may impose liquidity fees or temporary gates on redemptions if its weekly liquid assets fall below a designated threshold. If this were to occur, the Fund may lose money on its investment of cash collateral in the affiliated prime money market fund, or the Fund may not be able to redeem its investment of cash collateral in the affiliated prime money market fund, which might cause the Fund to liquidate other holdings in order to return the cash collateral to the borrower upon termination of a securities loan. These events could trigger adverse tax consequences for the Fund.
Please note that, in addition to the risks discussed above, there are many other factors that may impact the Fund’s ability to achieve its investment objective and which could result in a loss of all or a part of your investment.
More information about the Fund’s investment strategies and risks appears in the SAI.
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HOW THE FUND IS MANAGED
BOARD OF Directors
The Fund is overseen by a Board of Directors (hereafter referred to as Directors, or the Board). The Board oversees the actions of the Manager, subadviser and distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.
MANAGER
PGIM Investments LLC (PGIM Investments)
655 Broad Street
Newark, NJ 07102-4410
Under a management agreement with the Fund, PGIM Investments manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's subadviser. For the fiscal year ended September 30, 2018, the Fund paid PGIM Investments management fees (net of waivers, as applicable) at the effective rate of 0.57% of the Fund's average daily net assets for all share classes.
PGIM Investments and its predecessors have served as a manager or administrator to investment companies since 1987. As of September 30, 2018 PGIM Investments, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the PGIM US and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies, with aggregate assets of approximately $286 billion.
Subject to the supervision of the Board, PGIM Investments is responsible for conducting the initial review of prospective subadvisers for the Fund. In evaluating a prospective subadviser, PGIM Investments considers many factors, including the firm's experience, investment philosophy and historical performance. Subject to the Board’s oversight, PGIM Investments is also responsible for monitoring the performance of the Fund's investment subadviser and recommending its termination and replacement when deemed appropriate. PGIM Investments may provide a subadviser with additional investment guidelines consistent with the Fund's investment objective and restrictions.
PGIM Investments and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (SEC) that generally permits PGIM Investments to enter into or amend agreements with unaffiliated subadvisers without obtaining shareholder approval. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with a subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of the outstanding shares of the Fund. The Fund will notify shareholders of any new subadvisers engaged or material amendments to subadvisory agreements made pursuant to the Order. Any new subadvisory agreement or amendment to the Fund’s management agreement or current subadvisory agreement that directly or indirectly results in an increase in the aggregate management fee rate payable by the Fund will be submitted to the Fund’s shareholders for their approval. PGIM Investments does not currently intend to retain unaffiliated subadvisers.
A discussion of the basis for the Board's approvals of the management and subadvisory agreements is available in the Fund's Annual Report to shareholders dated September 30.
INVESTMENT SUBADVISER
Jennison Associates LLC (Jennison) is the Fund's investment subadviser. Its address is 466 Lexington Avenue, New York, New York 10017. PGIM Investments has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of September 30, 2018, Jennison managed in excess of $181.2 billion in assets. Jennison (including its predecessor, Jennison Associates Capital Corp.) is a registered investment adviser founded in 1969.
PORTFOLIO MANAGERS
Michael A. Del Balso, Kathleen A. McCarragher and Spiros “Sig” Segalas are the portfolio managers of the Fund.
14	PGIM Jennison Growth Fund

Michael A. Del Balso is a Managing Director, the Director of Research for Growth Equity, and a large cap growth equity portfolio manager. He joined Jennison in May 1972 as a research analyst, was named Director of Research for Growth Equity in1994, and became a portfolio manager in 1999. Mr. Del Balso came to Jennison after four years with White, Weld & Company, where he was a vice president, stockholder and followed growth companies with emphasis on the consumer area. Mr. Del Balso earned a BS in industrial administration from Yale University and an MBA from Columbia Business School.
Kathleen A. McCarragher is a Managing Director, the Head of Growth Equity and a large cap growth equity portfolio manager. She joined Jennison in May 1998. Prior to joining Jennison, Ms. McCarragher spent six years with Weiss, Peck & Greer LLC where she was a Managing Director and the Director of Large Cap Growth Equities. In addition, Ms. McCarragher spent 10 years with State Street Research & Management, initially as a research analyst responsible for health care, transports, and financials and then as a portfolio manager and member of the investment committee. Ms. McCarragher earned a BBA from the University of Wisconsin-Eau Claire, summa cum laude and an MBA from Harvard Business School.
Spiros “Sig” Segalas was one of the original founders of Jennison in 1969. He is currently President, Chief Investment Officer and a large cap growth equity portfolio manager. Mr. Segalas began his investment career as a research analyst with Bankers Trust Company in 1960 and was responsible for technology, aerospace, and conglomerate securities. In 1963, he was appointed group head of the technology group; in 1967, he was asked to manage a newly introduced commingled emerging growth fund for the bank's institutional clients. He was also appointed to the bank's investment policy group. Mr. Segalas earned a BA from Princeton University, after which he served as an officer in the US Navy.
The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
Additional information about portfolio manager compensation, other accounts managed, and portfolio manager ownership of Fund securities may be found in the SAI.
DISTRIBUTOR
Prudential Investment Management Services LLC (“PIMS” or the “Distributor”) distributes each class of the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, applicable to certain of the Fund's shares. Under the Plans and the Distribution Agreement, the Distributor pays the expenses of distributing the shares of all share classes of the Fund. The Distributor also provides certain shareholder support services. Under the Plans, certain classes of the Fund pay distribution and other fees to the Distributor as compensation for its services. These fees—known as 12b-1 fees—are set forth in the “Fund Fees and Expenses” tables.
Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities are described in the Fund's SAI and on the Fund's website at www.pgiminvestments.com.
Visit our website at www.pgiminvestments.com	15

FUND DISTRIBUTIONS AND TAX ISSUES
DISTRIBUTIONS
The Fund distributes dividends to shareholders out of any net investment income. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.
The Fund also distributes any net realized capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have).
For your convenience, the Fund's distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. If your distribution check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the Fund at the next net asset value (“NAV”) calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see “Additional Shareholder Services” in the next section.
The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.
Expected Distribution Schedule*
Dividends	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually
*Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.
TAX ISSUES
Investors who buy Fund shares should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. Fund distributions and gain from the sale of Fund shares are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.
The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.
Fund Distributions
Fund distributions of net capital gains are taxed differently depending on how long the Fund holds the security. If the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which is generally taxed at rates of up to 15% or 20% for non-corporate US shareholders, depending on whether their incomes exceed certain threshold amounts, which are adjusted annually for inflation. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income, subject to a maximum tax rate of 37%. Different rates apply to corporate shareholders.
16	PGIM Jennison Growth Fund

Dividends from net investment income paid to a non-corporate US shareholder that are reported as qualified dividend income will generally be taxable to such shareholder at the long-term capital gain tax rate. Dividends of net investment income that are not reported as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the dividends received deduction to the extent the Fund’s income is derived from certain dividends received from US corporations.
A US shareholder that is an individual, estate or certain type of trust is subject to a 3.8% Medicare contribution tax on the lesser of (1) the US shareholder’s “net investment income,” including Fund distributions and net gains from the disposition of Fund shares, and (2) the excess of the US shareholder’s modified adjusted gross income for the taxable year over $200,000 (or $250,000 for married couples filing jointly). For this purpose, net investment income includes interest, dividends, annuities, royalties, capital gain and income from a passive activity business or a business of trading in financial instruments or commodities.
Form 1099
For every year the Fund declares a dividend, you will receive a Form 1099, which reports the amount of ordinary income distributions and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distribution from your qualified or tax-deferred plan or account.
Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends and distributions in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends and distributions are treated as if they were paid on December 31st of the prior year.
Cost Basis Reporting
Mutual funds must report cost basis information to you and the IRS when you sell or exchange shares acquired on or after January 1, 2012 in your non-retirement accounts. The cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. The cost basis regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged. The Transfer Agent is not required to report cost basis information on shares acquired before January 1, 2012. However, in most cases the Transfer Agent will provide this information to you as a service.
Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the US Treasury a portion of your distributions and sale proceeds, based on the backup withholding rate.
Taxation of Non-US Shareholders
For a discussion regarding the taxation of non-US shareholders, please see the SAI and contact your tax adviser.
If You Purchase on or Before a Record Date
If you buy shares of the Fund on or before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment may have come back to you as taxable income.
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Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax-deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of PGIM Funds that are suitable for retirement plans offered by Prudential.
IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. As mentioned above, the maximum capital gains tax rate is up to 15% or 20% for individuals, depending on whether their incomes exceed certain threshold amounts, which are adjusted annually for inflation.
If you sell shares of the Fund at a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale or exchange of the shares.
If you exchange your Fund shares for shares of another class of the Fund, this is generally not a taxable event and should not result in realization of a capital gain or loss by you. If you exchange your shares of the Fund for shares of another PGIM Fund, this is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell—or exchange—Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.
Automatic Conversion of Class B Shares
The conversion of Class B shares into Class A shares—which happens automatically approximately seven years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class B shares, see Class B Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.
Automatic Conversion of Class C Shares
The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.
18	PGIM Jennison Growth Fund

HOW TO BUY, SELL AND EXCHANGE FUND SHARES
HOW TO BUY SHARES
In order to buy Fund shares, simply follow the steps described below.
Opening an Account
Shares may be purchased through an account with the Transfer Agent, or through an account with a financial intermediary that has an agreement with the Distributor to sell Fund shares. In order to open an account with the Transfer Agent contact PMFS at (800) 225-1852 or write to:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
PMFS will accept purchases of shares by check or wire. We do not accept cash, money orders, non-US checks, credit card checks, payable through checks or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this Prospectus. Your purchase order must be in good order to be accepted and processed, which means that all necessary processing requirements have been satisfied. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sales of its shares under certain circumstances. These circumstances include, but are not limited to, failure by you to provide additional information requested, such as information required to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares. Furthermore, we are required by law to close your account if you do not provide the required identifying information. This would result in the redemption of shares at the then-current NAV and the proceeds would be remitted to you via check. We will attempt to verify your identity within a reasonable time frame (e.g., 60 days), which may change from time to time. For further information, please contact PMFS (for shares purchased through the Transfer Agent) or your financial professional (for shares purchased through a financial intermediary).
With certain limited exceptions, Fund shares are only available to be sold in the United States, US Virgin Islands, Puerto Rico and Guam.
Choosing a Share Class
The Fund offers the following share classes. Certain classes of shares may have additional specific eligibility or qualification requirements, which are explained below.
Share Class	Eligibility
Class A**	Individual investors
Class B*	Individual investors
Class C**	Individual investors
Class R**	Certain group retirement plans
Class Z**	Certain group retirement plans, institutional investors and certain other investors
Class R2	Certain group retirement plans and certain other investors
Class R4	Certain group retirement plans and certain other investors
Class R6***	Certain group retirement plans, institutional investors and certain other investors
* Note:  Class B shares are closed to all purchase activity except for exchanges from Class B shares of another fund.  See “Closure of Class B Shares” below for more information.
** The Fund’s Class A, Class C and Class Z shares were generally closed to investments by new group retirement plans effective on June 1, 2018. The Fund’s Class R shares were generally closed to all new investors effective June 1, 2018. Please see “Closure of Certain Share Classes to New Group Retirement Plans” in this section of the Prospectus for more information.
*** Formerly known as Class Q.
Multiple share classes let you choose a cost structure that meets your needs:
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■	Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a contingent deferred sales charge (CDSC) of 1.00%. The CDSC is waived for certain retirement and/or benefit plans.
■	Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a contingent deferred sales charge (CDSC) if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.
When choosing a share class, you should consider the following factors:
■	The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.
■	The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.
■	The different sales charges that apply to each share class—Class A's front-end sales charge (and, in certain instances, CDSC) vs. Class C's CDSC.
■	Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.
■	Because Class ZClass R and Class R6 shares have lower operating expenses than Class A or Class C shares, as applicable, you should consider whether you are eligible to purchase such share classes.
See “How to Sell Your Shares” for a description of the impact of CDSCs.
If your shares are held through a financial intermediary, you should discuss with your intermediary which share classes of the Fund are available to you and which share class may best meet your needs. Certain financial intermediaries through which you may purchase shares of the Fund may impose their own investment minimums, fees, policies and procedures for purchasing, exchanging and selling Fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult your financial intermediary about share class availability and the intermediary’s policies, procedures and other information. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. See “Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries” for additional information. The Fund has advised financial intermediaries of the share class features and guidelines, per the Prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries.
Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.
	Class A**	Class B*	Class C**	Class R**	Class Z**	Class R2	Class R4	Class R6***
Minimum purchase amount	$2,500	$2,500	$2,500	None	Institutions: $5 million Group Retirement Plans: None	None	None	Institutions: $5 million Group Retirement Plans: None
Minimum amount for subsequent purchases	$100	$100	$100	None	None	None	None	None
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None	None
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	Class A**	Class B*	Class C**	Class R**	Class Z**	Class R2	Class R4	Class R6***
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Year 1) 4.00% (Year 2) 3.00% (Year 3) 2.00% (Year 4) 1.00% (Years 5/6) 0.00% (Year 7)	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fees	None	None	None	None	None	0.10%	0.10%	None
Notes to Share Class Comparison Table:
° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts, payroll deduction plan accounts, or when exchanging all shares of an account to an existing account with the same registration. The minimum initial investment for Class A and Class C shares for retirement accounts and custodial accounts for minors is $1,000 and the minimum subsequent investment is $100. The minimum initial and subsequent investment for AIP accounts is $50 (if your shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts).
° If the value of your Class A, Class B, Class C or Class Z account with PMFS is less than $10,000, the Fund will deduct a $15 annual account maintenance fee from your account. The $15 annual account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 account maintenance fee will be waived. The $15 account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) accounts which are authorized for electronic delivery of account statements, transaction confirmations, prospectuses and fund shareholder reports, (iii) omnibus accounts or accounts for which a broker or other financial intermediary is responsible for recordkeeping, (iv) institutional accounts, (v) group retirement plans, (vi) AIP accounts or employee savings plan accounts, (vii) accounts with the same registration associated with multiple share classes within the Fund, provided that the aggregate value of share classes with the same registration within the Fund is $10,000 or more, or (viii) clients with assets of $50,000 or more across the PGIM Funds family of mutual funds. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Account Maintenance Fee” in the SAI.
° For more information about the CDSC and how it is calculated, see “How to Sell Your Shares—Contingent Deferred Sales Charge (CDSC).”
° Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1.00% CDSC, although they are not subject to an initial sales charge.
° Distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A shares may pay a service fee up to 0.25%. Class B, Class C and Class R shares will pay a service fee of 0.25%. The distribution fee for Class A shares is limited to 0.30% (including up to 0.25% service fee), 0.75% (including the 0.25% service fee) for Class R shares, and 0.10% for Class R2 shares. Class B shares and Class C shares pay a distribution fee (including the service fee) of 1.00%.
° The Distributor has contractually agreed until January 31, 2020 to reduce its distribution and service (12b-1) fees applicable to Class R shares to 0.50% of the average daily net assets of Class R shares.
° With respect to Class Z shares purchased by current and former employees (including their spouses, children and parents), the minimum initial investment is generally $2,500; $1,000 for retirement accounts and custodial accounts for minors. There is no minimum for payroll deduction for such Class Z purchases. The minimum initial and subsequent investment for AIP accounts for such Class Z purchases is $50 (if shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts).
° With respect to Class Z shares purchased by institutional investors, including corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments, the minimum initial investment for such investors generally is $5 million.
° With respect to Class R6 shares purchased by institutional investors, including, but not limited to, corporations, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments and other institutional investors who meet certain requirements as detailed herein, the minimum initial investment for such investors generally is $5 million.
* Note: Class B shares are closed to all purchase activity except for exchanges from Class B shares of another fund. See “Closure of Class B Shares” below for more information.
** The Fund’s Class A, Class C and Class Z shares were generally closed to investments by new group retirement plans effective on June 1, 2018. The Fund’s Class R shares were generally closed to all new investors effective on June 1, 2018. Please see “Closure of Certain Share Classes to New Group Retirement Plans” in this section of the Prospectus for more information.
*** Formerly known as Class Q.
Closure of Class B Shares
Class B shares are closed to all purchase activity effective June 23, 2014. This means that no new accounts in Class B shares may be established, and no additional Class B shares may be purchased or acquired, except through an exchange from the Class B shares of another fund or through the reinvestment of dividends and/or capital gains.
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Shareholders owning Class B shares may continue to hold their Class B shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class B shares. Any redemption of Class B shares will continue to be subject to any applicable contingent deferred sales charge (CDSC). In addition, as noted above, shareholders owning Class B shares will continue to have exchange privileges with the Class B shares of any other fund that offers Class B shares.
Automatic Investment Plan (AIP). Shareholders who purchase Class B shares through the Automatic Investment Plan (AIP) are no longer able to purchase Class B shares and are required to select a different share class of the Fund or another fund in order to continue to make automatic investments. Selection of a different share class will be subject to the eligibility requirements of such share class. If a shareholder does not designate a different share class for AIP investments, future purchases of Class B shares will be rejected. New AIPs in Class B shares may not be established.
IRAs & Employer-Sponsored Retirement Plans. Class B shareholders may continue to hold Class B shares in IRA and SIMPLE IRA accounts or in employer-sponsored retirement plans, but contributions must be made in a different share class.
Investment Minimums. The minimum initial investment will be waived for existing Class B shareholders who select a new share class in the same fund. The minimum subsequent investment of $100 per fund applies in the new share class of the same fund.
Closure of Certain Share Classes to New Group Retirement Plans
Effective on June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R and Class Z shares, as applicable, were closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges in the Fund. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class R6 shares, Class R4 shares, or Class R2 shares of the Fund, as applicable. A short-term investment in a PGIM affiliated money market fund shall not be deemed a new group retirement plan investment for purposes of this policy.
In addition, on the Effective Date, the Class R shares of any fund were closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on the Effective Date new IRA investors may only purchase Class A, Class C, Class Z or Class R6 shares of the Fund, as applicable, subject to share class eligibility. Following the Effective Date, no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.
	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change
However, the following new investors may continue to purchase Class A, Class C, Class R and Class Z shares of the Fund, as applicable:
■	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
■	Plan participants in a group retirement plan that offers Class A, Class C, Class R or Class Z shares of the Fund, as applicable, as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.
■	Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.
22	PGIM Jennison Growth Fund

■	New group retirement plans that combine with, replace or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.
■	The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.
■	Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.
Reducing or Waiving Class A's and Class C’s Sales Charges
The following describes the different ways investors can reduce or avoid paying Class A's sales charge.
Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:
Amount of Purchase	Sales Charge as a % of Offering Price*	Sales Charge as a % of Amount Invested*	Dealer Reallowance***
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999**	None	None	1.00%
$5 million to $9,999,999**	None	None	0.50%
$10 million and over**	None	None	0.25%
* Due to rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentage shown above.
** If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy other share classes. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1.00% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.
*** The Dealer Reallowance is the amount that is paid by the Fund’s distributor to the financial intermediary responsible for the sale of the Fund’s shares. For more information, please see “How Financial Intermediaries are Compensated for Selling Fund Shares” in this section of the Prospectus.
To satisfy the purchase amounts above, you can:
■	Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of Class A, Class B and Class C PGIM Fund shares you or the group already own, (2) the value of money market shares (other than Direct Purchase money market shares) you or an eligible group of related investors have received for shares of other PGIM Funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing; or
■	Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other PGIM Funds within 13 months.
■	Purchases made prior to the effective date of the Letter of Intent will be applied toward the satisfaction of the Letter of Intent to determine the level of sales charge that will be paid pursuant to the Letter of Intent, but will not result in any reduction in the amount of any previously paid sales charge.
An “eligible group of related investors” includes any combination of the following:
■	All accounts held in your name (alone or with other account holders) and taxpayer identification number (“TIN”);
■	Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);
■	Accounts for your children or your spouse's children, including children for whom you and/or your spouse are legal guardian(s) (e.g., UGMAs and UTMAs);
■	Accounts in the name and TINs of your parents;
■	Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;
■	With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and
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■	Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.
A “spouse” is defined in this prospectus as follows:
■	The person to whom you are legally married. We also consider your spouse to include the following:
■	An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;
■	A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or
■	An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.
The value of shares held by you or an eligible group of related investors will be determined by the value of your existing Class A shares calculated at current NAV plus maximum sales charge with Class B and Class C shares calculated at current NAV.
Note: Class Z shares, Class R6 shares or Class R shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.
If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A’s or Class C's sales charges, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A’s or Class C's sales charges, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A’s or Class C's sales charges. The reduced or waived sales charge will be granted subject to confirmation of account holdings.
If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A’s or Class C's sales charges, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.
If your shares are held through a financial intermediary, the financial intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A’s or Class C's sales charges. Your financial intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A’s or Class C's sales charges.
Purchases of $1 Million or More. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.
Mutual Fund Programs. The initial sales charge on Class A shares will be waived for participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. The initial sales charge will also be waived for clients of financial intermediaries in programs that are sponsored by or available through financial intermediaries that offer Class A shares without an initial sales charge, relating to:
■	Mutual fund “wrap” or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or
■	Mutual fund “supermarket” programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
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Financial intermediaries sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.
Group Retirement Plans. Class A’s and Class C’s sales charges will be waived for group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A and Class C shares at net asset value.
Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:
■	Certain directors, officers, current employees (including their spouses, children and parents) and former employees (including their spouses, children and parents) of Prudential and its affiliates, the PGIM Funds, and the investment subadvisers of the PGIM Funds; former employees must have an existing investment in the Fund;
■	Persons who have retired directly from active service with Prudential or one of its subsidiaries;
■	Registered representatives and employees of broker-dealers (including their spouses, children and parents) that offer Class A shares;
■	Investors in IRAs, provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, and (b) the IRA is established through Prudential Retirement as part of its “Rollover IRA” program (regardless of whether or not the purchase consists of proceeds of a tax-free rollover of assets from a Benefit Plan described above); and
■	Clients of financial intermediaries, who (i) offer Class A shares through a no-load network or platform, (ii) charge clients an ongoing fee for advisory, investment, consulting or similar services, or (iii) offer self-directed brokerage accounts or other similar types of accounts that may or may not charge transaction fees to customers.
To qualify for a waiver of the Class A or Class C sales charges at the time of purchase (including exchange of share classes within the Fund), you must notify the Transfer Agent, or the Distributor must be notified by the financial intermediary facilitating the purchase, that the transaction qualifies for a waiver of the Class A or Class C sales charges. The waiver will be granted subject to confirmation of your account holdings.
Additional Information About Reducing or Waiving Class A’s and Class C's Sales Charges. The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A and Class C sales charges, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.
You may need to provide your financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A or Class C sales charges.
The Distributor may reallow the Class A sales charge to dealers.
Class B Shares Automatically Convert to Class A Shares
If you bought Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that
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broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS or its affiliates will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.
When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of the Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. Conversions are quarterly for Class B shares.
If you hold Class B share certificates, the certificates must be received by the Transfer Agent in order for your Class B shares to convert from Class B to Class A shares. Certificate deposited shares will convert during the next quarterly conversion.
Class C Shares Automatically Convert to Class A Shares
Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.
For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.
A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.
Qualifying for Class R Shares
Group Retirement Plans. Class R shares are offered for sale to (i) certain group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator, and (ii) IRAs that are held on the books of a Fund through omnibus level accounts, including The SmartSolution IRA offered by Prudential Retirement. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Investors in SmartSolution IRA accounts through Prudential’s Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R shares.
Qualifying for Class Z Shares
Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments. The minimum initial investment for such investors generally is $5 million; however, such minimum initial investment may be modified for certain financial firms that submit orders on behalf of their clients. A
26	PGIM Jennison Growth Fund

Fund or the Distributor may lower, waive, or otherwise modify the minimum initial investment for certain categories of investors at their discretion. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund's Transfer Agent. Please contact the Transfer Agent at (800) 225-1852 for further details.
Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by financial intermediaries who offer Class Z shares of the Fund, or whose programs are available through financial intermediaries that offer Class Z shares of the Fund, for:
■	Mutual fund “wrap” or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or
■	Mutual fund “supermarket” programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
Financial intermediaries sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.
Group Retirement Plans. Group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator may purchase Class Z shares. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.
Other Types of Investors. Class Z shares also can be purchased by any of the following:
■	Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the PGIM Funds are an available option;
■	Current and former Directors/Trustees of mutual funds managed by PGIM Investments or any other affiliate of Prudential;
■	Current and former employees (including their spouses, children and parents) of Prudential and its affiliates; former employees must have an existing investment in the Fund;
■	Prudential (including any program or account sponsored by Prudential or an affiliate that includes the Fund as an available option);
■	PGIM Funds, including PGIM funds-of-funds;
■	Qualified state tuition programs (529 plans); and
■	Investors working with fee-based consultants for investment selection and allocations.
Qualifying for Class R2 and Class R4 Shares
Group Retirement Plans. Class R2 and Class R4 shares are offered for sale to group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator. Class R2 and Class R4 shares are also offered to retirement plans, both where Prudential serves as the retirement plan administrator and where a third party serves as the retirement plan administrator. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R2 and Class R4 shares.
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Qualifying for Class R6 Shares
Group Retirement Plans. Group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator may purchase Class R6 shares. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R6 shares.
Institutional Investors. Various institutional investors may purchase Class R6 shares, including, but not limited to, corporations, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments and other institutional investors who meet requirements as detailed below. The minimum initial investment for such investors generally is $5 million; however, such minimum initial investment may be modified for certain financial firms that submit orders on behalf of their clients. The Fund or the Distributor may lower, waive or otherwise modify the minimum initial investment for certain categories of investors at their discretion. Institutional investors are responsible for indicating their eligibility to purchase Class R6 shares at the time of purchase.
Other Types of Investors. Class R6 shares may also be purchased by Prudential (including any program or account sponsored by Prudential or an affiliate that includes the Fund as an available option), and PGIM funds, including PGIM funds-of-funds.
Class R6 shares may only be purchased from financial intermediaries who offer such shares.
Class R6 shares are offered to eligible investors provided that the Fund or its affiliates are not required to make or pay any type of administrative, sub-accounting, networking or revenue sharing payments or similar fees paid to intermediaries.
How Financial Intermediaries are Compensated for Selling Fund Shares
The PGIM Funds are distributed by Prudential Investment Management Services LLC (the “Distributor”), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells the Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. Each Fund is managed by the Manager.
Only persons licensed with the Financial Industry Regulatory Authority, Inc. (“FINRA”), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm may sell shares of a mutual fund to you, or to a retirement plan in which you participate.
Rule 12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). These financial intermediaries then pay their registered representatives who sold you the Fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the Fund. The Distributor may change at any time, without prior notice, the amount of Rule 12b-1 fees that it pays (when the sale is made and/or any ongoing payments) to financial intermediaries and registered representatives so that the Distributor may retain all or a portion of such fees.
“Revenue Sharing” Payments. In addition to the compensation received by financial intermediaries as described above, the Manager or certain of its affiliates (but not the Distributor) may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from the Manager's or certain affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders, provided that no such additional payments to financial intermediaries are made with respect to the Fund’s Class R6 shares. Revenue sharing payments are in addition to the
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front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1. The Manager or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial intermediaries in the future.
Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial intermediaries for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial intermediaries' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.
Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial intermediaries and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.
If your Fund shares are purchased through a retirement plan, the Manager or certain of its affiliates (but not the Distributor) may also make revenue sharing payments to the plan's recordkeeper or an affiliate, which generally is not a registered broker-dealer.
It is likely that financial intermediaries that execute portfolio transactions for the Fund will include those firms with which the Manager and/or certain of its affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager and certain of its affiliates will not use Fund brokerage as any part of revenue sharing payments to financial intermediaries.
Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager and/or certain of its affiliates make such payments to financial intermediaries in amounts that generally range from 0.02% up to 0.20% of Fund assets serviced and maintained by the financial intermediaries or from 0.10% to 0.25% of sales of Fund shares attributable to the firm. In addition, the Manager and/or certain of its affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services intermediary’s systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial intermediaries to make presentations, and/or train and educate the personnel of the financial intermediaries, may be paid by the Manager and/or certain of its affiliates, subject to applicable FINRA regulations.
Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial intermediary may receive from the Manager and/or certain of its affiliates. You should review your financial intermediary’s disclosure and/or talk to your financial intermediary to obtain more information on how this compensation may have influenced your financial intermediary’s recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the SAI which is available to you at no additional charge.
Other Payments Received by Financial Intermediaries
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial intermediaries as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial intermediaries pursuant to which the Fund will pay financial intermediaries for certain administrative, sub-accounting and networking services,
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provided that no such additional payments to financial intermediaries are made with respect to the Fund’s Class R6 shares. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of recordkeeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”).
These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager or certain of its affiliates (but not the Distributor) also may pay a portion of the fees for the services to the financial intermediaries at their own expense and out of their own resources.
In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the Agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These administrative services provided by NSCC to the Fund and its shareholders include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the Fund and its shareholders. These payments are generally based on a transaction fee rate for certain administrative services plus a fee for other administrative services.
Shareholder Services Fee. The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, the Fund's Class R2 and Class R4 shares are authorized to pay to PMFS, its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of 0.10% of the Fund’s average daily net assets attributable to Class R2 or Class R4 shares of the Fund, as applicable.
Pursuant to the Shareholder Services Plan, the Fund's Class R2 or Class R4 shares may pay for shareholder services and/or account maintenance services and other similar personal services and/or services related to the maintenance of shareholder accounts as contemplated by FINRA Rule 2341 or any successor thereto. Because service fees are ongoing, over time they will increase the cost of an investment in the Fund. With respect to the Class R2 shares, these services are in addition to those services that may be provided under the distribution plan for Class R2 shares.
Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund will not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund will seek to confirm the identity of potential shareholders to include both individuals and entities through documentary and non-documentary methods. Non-documentary methods may include verification of name, address, date of birth and tax identification number with selected credit bureaus. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.
Understanding the Price You'll Pay
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund—known as the net asset value or NAV—is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund
30	PGIM Jennison Growth Fund

XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund—or the NAV—is $10 ($1,000 divided by 100).

Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
The Fund's NAV will be determined every day on which the Fund is open as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern time). The Fund's portfolio securities are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under procedures established by the Board. These procedures include pricing methodologies for determining the fair value of certain types of securities and other assets held by the Fund that do not have quoted market prices, and authorize the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities and other market factors.
If the Fund determines that a market quotation for a security is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined, the Fund may use “fair value pricing,” which is implemented by a valuation committee (“Valuation Committee”) consisting of representatives of the Manager or by the Board. The subadviser often provides relevant information for the Valuation Committee meeting. In addition, the Fund may use fair value pricing determined by the Valuation Committee or Board if the pricing source does not provide an evaluated price for a security or provides an evaluated price that, in the judgment of the Manager (which may be based upon a recommendation from the subadviser), does not represent fair value. Equity securities that are traded on foreign exchanges are valued using pricing vendor services that provide fair value model prices. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. Non-US securities markets are open for trading on weekends and other days when the Fund does not price shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.
Investments in open-end non-exchange-traded mutual funds will be valued at their NAV as determined as of the close of the NYSE on the date of valuation, which will reflect the mutual fund’s fair valuation procedures.
Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price. The prospectuses of any other mutual funds in which the Fund invests will explain each fund’s procedures and policies with respect to the use of fair value pricing.
Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.
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What Price Will You Pay for Shares of the Fund? For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. Eastern time, or later than 4:00 p.m. Eastern time, your order to purchase must be received by 4:00 p.m. Eastern time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE. The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. We deem an order received when it is received by the Transfer Agent at its processing center. If you submit your order through a broker or other financial intermediary, it may be deemed received when received by the broker or financial intermediary.
Each business day, the Fund’s current NAV per share is made available at www.pgiminvestments.com (click on “Prices and Yields,” under the “I’m Looking For…” section, and then select a fund).
Additional Shareholder Services
As a Fund shareholder, you can take advantage of the following services and privileges:
Automatic Reinvestment. As we explained in the “Fund Distributions and Tax Issues” section, the Fund pays out—or distributes—its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. For accounts held at the Transfer Agent (PMFS), distributions of $10.00 or less on non-retirement accounts will not be paid out in cash, but will be automatically reinvested into your account.
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
Automatic Investment Plan (AIP). You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $50 monthly.
Note: New AIPs in Class B shares may not be established. Class B shareholders may not make automatic investments in Class B shares through an AIP. A Class B shareholder must designate a different share class of the same fund or another fund for purchases. Shareholders may select another share class which they are eligible to purchase.
Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.
Note: Class B shareholders can continue to hold Class B shares in IRA and SIMPLE IRA accounts or in employer-sponsored retirement plans, but new contributions must be made in another share class.
Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.
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Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your financial intermediary otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus and shareholder reports, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.
HOW TO SELL YOUR SHARES
You can sell your Fund shares for cash at any time, subject to certain restrictions. For more information about these restrictions, see “Restrictions on Sales” below.
When you sell shares of the Fund—also known as redeeming your shares—the price you will receive will be the NAV next determined after the Transfer Agent or your financial intermediary receives your order to sell (less any applicable CDSC).
Shares Held by Financial Intermediaries. If your financial intermediary holds your shares, your financial intermediary must receive your order to sell no later than the time regular trading on the NYSE closes—which is usually 4:00 p.m. Eastern time—to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE.
Shares Held by the Transfer Agent. If the Transfer Agent holds your shares, PMFS must receive your order to sell no later than the time regular trading on the NYSE closes—which is usually 4:00 p.m. Eastern time—to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. You may contact the Transfer Agent at:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
Payment for Shares You Have Sold
Shares Held by Financial Intermediaries. Typically, if your order to sell shares is received in good order, payment will be credited to your account within 1 to 3 business days after the order is received, but in any event within seven days. Your broker may charge you a separate or additional fee for sales of shares.
Shares Held by the Transfer Agent. Typically, if your order to sell shares is received in good order, we will send payment on the next business day, but in any event within seven days, regardless of the method of payment (e.g., payment by check, wire or electronic transfer (ACH)).
Restrictions on Sales
If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date.
As a result of restrictions on withdrawals and transfers imposed by Section 403(b) of the Internal Revenue Code of 1986, as amended, we may consider a redemption request to not be in good order until we obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with such restrictions, if applicable. In such an event, the redemption request will not be in good order and we will not process it until we obtain information from your employer.
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In addition, there are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, the former may happen only during unusual market conditions or emergencies when the Fund is unable to determine the value of its assets or sell its holdings. For more information, see the SAI.
If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order Medallion signature guaranteed if:
■	You are selling more than $100,000 of shares;
■	You want the redemption proceeds made payable to someone that is not in the Transfer Agent’s records;
■	You want the redemption proceeds sent to an address that is not in the Transfer Agent’s records;
■	You are a business or a trust; or
■	You are redeeming due to the death of the shareholder or on behalf of the shareholder.
The Medallion signature guarantee may be obtained from an authorized officer from a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized Medallion guarantee programs (STAMP, SEMP, or NYSE MSP), but not from a notary public. The Medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Transfer Agent reserves the right to reject sale transactions where the value of the transaction exceeds the value of the surety coverage indicated on the Medallion imprint. The Fund may change the signature guarantee requirements from time to time without prior notice to shareholders. For more information, see the SAI.
How the Fund Pays for Shares You Have Sold
Under normal market conditions, the Fund expects to pay for shares that you have sold primarily by using cash or cash equivalents in its portfolio or selling portfolio assets to generate cash. Supplementally, the Fund may also raise cash to pay for sold shares by short-term borrowing in the form of overdrafts permitted by the Fund’s custodian bank and/or by short-term borrowing from a group of banks through an unsecured credit facility, which is intended to provide the Fund with a temporary additional source of liquidity. In certain circumstances the Fund reserves the right to pay for sold shares by giving you securities from the Fund’s portfolio. If you receive securities, you would incur transaction costs in converting the securities to cash, and you may receive less for the securities than the price at which they were valued for redemption purposes.
During stressed market conditions, it may be impractical or impossible to raise sufficient cash to pay for sold shares through the primary methods described above. In these circumstances, the Fund would be more likely to rely more heavily on the credit facility as a source of liquidity, as described above.
Contingent Deferred Sales Charge (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1.00% CDSC for shares redeemed within 12 months of purchase (the CDSC is waived for purchases by certain retirement and/or benefit plans). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
■	Amounts representing shares you purchased with reinvested dividends and distributions,
■	Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares, and 12 months for Class C shares, and
■	Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares, and 12 months for Class C shares).
Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid—or at least minimize—the CDSC.
Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
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The CDSC is calculated based on the lesser of the original purchase price or the net asset value at redemption. The rate decreases on the anniversary date of your purchase.
The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class B or Class C shares were held in a money market fund.
Waiver of the CDSC—Class A Shares
The CDSC will be waived if the Class A shares are sold:
■	After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or permanent disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability;
■	To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account; and
■	To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account.
For more information, see the SAI.
Waiver of the CDSC—Class B Shares
The CDSC will be waived if the Class B shares are sold:
■	After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or permanent disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability;
■	To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account;
■	To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account; and
■	On certain redemptions effected through a Systematic Withdrawal Plan.
For more information, see the SAI.
Waiver of the CDSC—Class C Shares
The CDSC will be waived if the Class C shares are sold:
■	After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or permanent disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability;
■	To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account; and
■	To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account.
For more information, see the SAI.
Involuntary Redemption of Small Accounts Held by the Transfer Agent
If the value of your account with PMFS is less than $500 for any reason, we may sell your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to Automatic Investment Plan (AIP) accounts, employee savings plan accounts, payroll deduction plan accounts, retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account), omnibus accounts, and accounts for which a broker or other financial intermediary is responsible for recordkeeping. Prior thereto, if you make a sale that reduces your account value to less than the threshold, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Involuntary Redemption” in the SAI.
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Account Maintenance Fee for Accounts Held by the Transfer Agent
If the value of your account with PMFS is less than $10,000, with certain exclusions, a $15 annual account maintenance fee will be deducted from your account during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the account maintenance fee will be waived. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Account Maintenance Fee” in the SAI.
90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. In order to take advantage of this privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. This privilege can only be used once in a 12-month period. For more information, see the SAI.
The terms of this privilege may vary by financial intermediary. For more information, see “Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries.”
Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.
HOW TO EXCHANGE YOUR SHARES
You can generally exchange your shares of the Fund for shares of the same class in certain other PGIM Funds—including PGIM Government Money Market Fund—if you satisfy the minimum investment requirements. However, Class R2 and Class R4 shares may not be exchanged for shares of the same class in the Prudential Day One Funds. In addition, Class R6 shares may not be exchanged for Class R6 shares of the Prudential Day One Funds or the PGIM 60/40 Allocation Fund.
For example, you can exchange Class A shares of the Fund for Class A shares of other funds in the PGIM Funds mutual fund family, but you can’t exchange Class A shares for a different share class of another fund. After an exchange, at redemption, any CDSC will be calculated from the date of the initial purchase, excluding any time that Class B or Class C shares were held in PGIM Government Money Market Fund. We may change the terms of any exchange privilege after giving you 60 days' notice.
Note: Class B shares may not be purchased or acquired by any Class B shareholder except by exchange from Class B shares of another fund or through dividend and/or capital gains reinvestment.
There is no sales charge for exchanges. However, if you exchange—and then sell—shares within the applicable CDSC period, you must still pay the applicable CDSC. At the time of exchange, CDSC liable shares and free shares move proportionally according to the percentage of total shares you are exchanging. If you have exchanged Class B or Class C shares into PGIM Government Money Market Fund, the time you hold the Class B or Class C shares in the money market fund will not be counted in calculating the required holding period for CDSC liability.
For investors in certain programs sponsored by financial intermediaries that offer shares of the Fund, or whose programs are available through financial intermediaries that offer shares of the Fund for mutual fund “wrap” or asset allocation programs or mutual fund “supermarket” programs, an exchange may be made from Class A to Class Z shares of the Fund in certain limited circumstances. Contact your program sponsor or financial intermediary with any questions.
Exchanging Shares Held by a Financial Intermediary. If you hold shares through a financial intermediary, you must exchange shares through your financial intermediary.
36	PGIM Jennison Growth Fund

Exchanging Shares Held by the Transfer Agent. If you hold shares through the Transfer Agent, contact your financial advisor or PMFS at (800) 225-1852 or write to PMFS at:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
If you participate in any fee-based program where the Fund is an available investment option, you may arrange with the Transfer Agent or your recordkeeper to exchange your Class A shares, if any, for Class Z shares when you elect to participate in the fee-based program. When you no longer participate in the program, you may arrange with the Transfer Agent or your recordkeeper to exchange all of your Class Z shares, including shares purchased while you were in the program, for Class A shares.
Remember, as we explained in the section entitled “Fund Distributions and Tax Issues—If You Sell or Exchange Your Shares,” exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.
Frequent Purchases and Redemptions of Fund Shares
The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in non-US securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of non-US securities established some time before the Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.
The Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Fund's Chief Compliance Officer (“CCO”). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.
The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder’s account will be subject to a 60-day warning period. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund’s Transfer Agent that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.
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Transactions in the PGIM money market funds and exchange-traded funds are excluded from this policy. In addition, transactions by affiliated PGIM funds, which are structured as “funds-of-funds,” and invest primarily in other mutual funds within the PGIM Fund family, are not subject to the limitations of the trading policy and are not considered frequent or short-term trading.
This policy does not apply to systematic purchases and redemptions (e.g., payroll purchases, systematic withdrawals and rebalancing transactions or other similar transactions not initiated by a shareholder or financial professional on the transaction date). Generally, purchases and redemptions will not be considered “systematic” unless the transaction is pre-established or scheduled for a specific date.
The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor daily trading activity above a certain threshold, which may be changed from time to time, over a rolling 90-day period. If a purchase into the Fund is rejected or canceled, the shareholder will receive a return of the purchase amount.
If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan (“Intermediaries”) that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.
The Transfer Agent also reviews aggregate omnibus net flows above a certain threshold. In cases where the activity is considered unusual, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary’s platform.
Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.
Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $250,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 and communicating your instructions in good order to a customer service representative before 4:00 p.m. Eastern time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled “How to Sell Your Shares—Restrictions on Sales” above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.
The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.
38	PGIM Jennison Growth Fund

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.
Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.
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FINANCIAL HIGHLIGHTS
Introduction
The financial highlights will help you evaluate the Fund's financial performance for the fiscal years ended September 30, 2018, 2017, 2016, 2015 and 2014. Certain information reflects financial results for a single fund share. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.
These financial highlights were derived from the financial statements audited by KPMG LLP, an independent registered public accounting firm, whose report on those financial statements was unqualified.
A copy of the Fund's annual report, including the Fund's audited financial statements and report of independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this Prospectus.
40	PGIM Jennison Growth Fund

Class A Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$35.78	$29.86	$29.37	$29.31	$25.59
Income (loss) from investment operations:
Net investment income (loss)	(0.10)	(0.05)	(0.06)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.23	7.13	2.60	1.70	4.79
Total from investment operations	9.13	7.08	2.54	1.62	4.71
Less Dividends and Distributions:
Distributions from net realized gains	(2.12)	(1.16)	(2.05)	(1.56)	(0.99)
Net asset value, end of year	$42.79	$35.78	$29.86	$29.37	$29.31
Total Return(b):	26.60%	24.70%	8.63%	5.89%	18.72%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,349,940	$1,147,941	$1,044,317	$1,026,140	$1,086,552
Average net assets (000)	$1,258,241	$1,055,913	$1,061,391	$1,079,867	$1,079,657
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.02%	1.02%	1.03%	1.05%	1.05%
Expenses before waivers and/or expense reimbursement	1.02%(d)	1.02%	1.03%	1.05%	1.05%
Net investment income (loss)	(0.26)%	(0.16)%	(0.19)%	(0.26)%	(0.27)%
Portfolio turnover rate(e)	40%	54%(f)	36%	41%	38%
(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying funds in which the Series invests.
(d) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e) The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.
(f) The portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.
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Class B Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$29.23	$24.78	$24.85	$25.21	$22.29
Income (loss) from investment operations:
Net investment income (loss)	(0.37)	(0.22)	(0.21)	(0.25)	(0.23)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.44	5.83	2.19	1.45	4.14
Total from investment operations	7.07	5.61	1.98	1.20	3.91
Less Dividends and Distributions:
Distributions from net realized gains	(2.12)	(1.16)	(2.05)	(1.56)	(0.99)
Net asset value, end of year	$34.18	$29.23	$24.78	$24.85	$25.21
Total Return(b):	25.46%	23.80%	7.90%	5.14%	17.87%

Ratios/Supplemental Data:
Net assets, end of year (000)	$14,618	$15,734	$17,421	$21,843	$26,222
Average net assets (000)	$15,991	$16,248	$20,138	$25,070	$28,811
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.95%	1.72%	1.73%	1.75%	1.75%
Expenses before waivers and/or expense reimbursement	2.13%(d)	1.72%	1.73%	1.75%	1.75%
Net investment income (loss)	(1.19)%	(0.86)%	(0.89)%	(0.96)%	(0.97)%
Portfolio turnover rate(e)	40%	54%(f)	36%	41%	38%
(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying funds in which the Series invests.
(d) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e) The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.
(f) The portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.
42	PGIM Jennison Growth Fund

Class C Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$29.29	$24.82	$24.89	$25.25	$22.32
Income (loss) from investment operations:
Net investment income (loss)	(0.30)	(0.22)	(0.21)	(0.25)	(0.24)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.47	5.85	2.19	1.45	4.16
Total from investment operations	7.17	5.63	1.98	1.20	3.92
Less Dividends and Distributions:
Distributions from net realized gains	(2.12)	(1.16)	(2.05)	(1.56)	(0.99)
Net asset value, end of year	$34.34	$29.29	$24.82	$24.89	$25.25
Total Return(b):	25.76%	23.84%	7.89%	5.13%	17.89%

Ratios/Supplemental Data:
Net assets, end of year (000)	$175,142	$121,092	$115,018	$91,552	$75,620
Average net assets (000)	$148,000	$113,836	$110,677	$83,892	$71,867
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.69%	1.72%	1.73%	1.75%	1.75%
Expenses before waivers and/or expense reimbursement	1.69%(d)	1.72%	1.73%	1.75%	1.75%
Net investment income (loss)	(0.94)%	(0.86)%	(0.88)%	(0.96)%	(0.97)%
Portfolio turnover rate(e)	40%	54%(f)	36%	41%	38%
(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying funds in which the Series invests.
(d) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e) The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.
(f) The portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.
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Class R Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$31.72	$26.65	$26.47	$26.62	$23.37
Income (loss) from investment operations:
Net investment income (loss)	(0.16)	(0.10)	(0.10)	(0.16)	(0.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.13	6.33	2.33	1.57	4.36
Total from investment operations	7.97	6.23	2.23	1.41	4.24
Less Dividends and Distributions:
Distributions from net realized gains	(2.12)	(1.16)	(2.05)	(1.56)	(0.99)
Net asset value, end of year	$37.57	$31.72	$26.65	$26.47	$26.62
Total Return(b):	26.34%	24.48%	8.39%	5.68%	18.48%

Ratios/Supplemental Data:
Net assets, end of year (000)	$332,402	$318,202	$290,328	$261,304	$47,957
Average net assets (000)	$334,713	$306,004	$277,093	$122,239	$43,736
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.23%	1.22%	1.23%	1.25%	1.25%
Expenses before waivers and/or expense reimbursement	1.48%(d)	1.47%	1.48%	1.50%	1.50%
Net investment income (loss)	(0.47)%	(0.36)%	(0.39)%	(0.57)%	(0.48)%
Portfolio turnover rate(e)	40%	54%(f)	36%	41%	38%
(a) Calculated based on average shares outstanding during the year.
(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying funds in which the Series invests.
(d) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e) The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.
(f) The portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.
44	PGIM Jennison Growth Fund

Class Z Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$38.30	$31.79	$31.05	$30.81	$26.78
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.04	0.03	0.01	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.92	7.63	2.76	1.79	5.01
Total from investment operations	9.94	7.67	2.79	1.80	5.02
Less Dividends and Distributions:
Dividends from net investment income	–	–	–	–	–(b)
Distributions from net realized gains	(2.12)	(1.16)	(2.05)	(1.56)	(0.99)
Total dividends and distributions	(2.12)	(1.16)	(2.05)	(1.56)	(0.99)
Net asset value, end of year	$46.12	$38.30	$31.79	$31.05	$30.81
Total Return(c):	26.99%	25.07%	8.99%	6.20%	19.07%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,533,891	$2,763,070	$2,015,895	$1,801,158	$1,465,227
Average net assets (000)	$3,107,412	$2,264,779	$1,944,589	$1,701,486	$1,398,654
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.71%	0.72%	0.73%	0.75%	0.75%
Expenses before waivers and/or expense reimbursement	0.71%(e)	0.72%	0.73%	0.75%	0.75%
Net investment income (loss)	0.04%	0.13%	0.11%	0.03%	0.03%
Portfolio turnover rate(f)	40%	54%(g)	36%	41%	38%
(a) Calculated based on average shares outstanding during the year.
(b) Less than $0.005 per share.
(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d) Does not include expenses of the underlying funds in which the Series invests.
(e) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(f) The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.
(g) The portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.
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Class R2 Shares
November 28, 2017(a) through September 30, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$41.24
Income (loss) from investment operations:
Net investment income (loss)	(0.32)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.19
Total from investment operations	6.87
Less Dividends and Distributions:
Distributions from net realized gains	(2.12)
Net asset value, end of period	$45.99
Total Return(c):	17.60%

Ratios/Supplemental Data:
Net assets, end of period (000)	$7,815
Average net assets (000)	$1,011
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.10%(e)
Expenses before waivers and/or expense reimbursement	3.11%(e)
Net investment income (loss)	(0.86)%(e)
Portfolio turnover rate(f)	40%
(a) Commencement of offering.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d) Does not include expenses of the underlying funds in which the Series invests.
(e) Annualized.
(f) The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.
46	PGIM Jennison Growth Fund

Class R4 Shares
November 28, 2017(a) through September 30, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$41.24
Income (loss) from investment operations:
Net investment income (loss)	(0.22)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.18
Total from investment operations	6.96
Less Dividends and Distributions:
Distributions from net realized gains	(2.12)
Net asset value, end of period	$46.08
Total Return(c):	17.83%

Ratios/Supplemental Data:
Net assets, end of period (000)	$372
Average net assets (000)	$38
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.85%(e)
Expenses before waivers and/or expense reimbursement	57.88%(e)
Net investment income (loss)	(0.62)%(e)
Portfolio turnover rate(f)	40%
(a) Commencement of offering.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d) Does not include expenses of the underlying funds in which the Series invests.
(e) Annualized.
(f) The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.
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Class R6 Shares
	Year Ended September 30, 2018	September 27, 2017(a) through September 30, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$38.30	$37.92
Income (loss) from investment operations:
Net investment income (loss)	0.08	–(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.93	0.38
Total from investment operations	10.01	0.38
Less Dividends and Distributions:
Distributions from net realized gains	(2.12)	–
Net asset value, end of period	$46.19	$38.30
Total Return(d):	27.18%	1.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$91,625	$13,539
Average net assets (000)	$50,011	$13,296
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.60%	0.58%(f)
Expenses before waivers and/or expense reimbursement	0.62%(g)	0.58%(f)
Net investment income (loss)	0.18%	(0.43)%(f)
Portfolio turnover rate(h)	40%	54%(i)
(a) Commencement of offering.
(b) Calculated based on average shares outstanding during the period.
(c) Less than $0.005 per share.
(d) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(e) Does not include expenses of the underlying funds in which the Series invests.
(f) Annualized.
(g) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(h) The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.
(i) The portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.
48	PGIM Jennison Growth Fund

GLOSSARY
FUND INDEXES
Russell 1000 Growth Index. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes payable by investors. These returns would be lower if they included the effect of these expenses.
S&P 500 Index. The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses.
Lipper Large-Cap Growth Funds Average. The Lipper Large-Cap Growth Funds Average is based on the average return of all mutual funds in the Lipper Large-Cap Growth Funds universe. Returns do not include the effect of any sales charges or taxes. The returns would be lower if they included the effect of sales charges or taxes.
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APPENDIX A: WAIVERS AND DISCOUNTS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (CDSC) waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares through the applicable intermediary to receive these waivers or discounts.
Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, as applicable, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■	Shares purchased by or through a 529 Plan, if applicable
■	Shares purchased through a Merrill Lynch affiliated investment advisory program
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
■	Shares of funds purchased through the Merrill Edge Self-Directed platform
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on Class A, B and C Shares available at Merrill Lynch
■	Death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in this prospectus
■	Return of excess contributions from an IRA Account
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2
■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
■	Shares acquired through a Right of Reinstatement
■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
■	Breakpoints as described in this prospectus
■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
50	PGIM Jennison Growth Fund

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
Morgan Stanley Wealth Management
Effective July 1, 2018 shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and be more limited than those disclosed elsewhere in this Fund's prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
■	Shares purchased through a Morgan Stanley self-directed brokerage account
■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial
Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.
■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
■	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father,
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grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
■	Shares purchased in an investment advisory program.
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
■	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A, B and C shares available at Raymond James
■	Death or disability of the shareholder.
■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
■	Return of excess contributions from an IRA Account.
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund’s prospectus.
■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
■	Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation
■	Breakpoints as described in this prospectus.
■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
52	PGIM Jennison Growth Fund

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FOR MORE INFORMATION Please read this Prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
■ MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 ■ WEBSITE www.pgiminvestments.com	■ TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the US)

■ E-DELIVERY
To receive your mutual fund documents on-line, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

The Annual and Semi-Annual Reports and the SAI contain additional information about the Fund. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.
■ STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) ■ SEMI-ANNUAL REPORT	■ ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

You can also obtain copies of Fund documents, including the SAI, from the Securities and Exchange Commission as follows (the SEC charges a fee to copy documents):
■ ELECTRONIC REQUEST publicinfo@sec.gov	■ VIA THE INTERNET on the EDGAR Database at www.sec.gov

PGIM Jennison Growth Fund
Share Class	A	B	C	R	Z	R2	R4	R6
NASDAQ	PJFAX	PJFBX	PJFCX	PJGRX	PJFZX	PJFOX	PSCJX	PJFQX
CUSIP	74437E107	74437E206	74437E305	74437E651	74437E404	74437E420	74437E412	74437E479
MF168STAT	The Fund's Investment Company Act File No. 811-07343

PGIM Jennison Equity Opportunity Fund
Formerly, Prudential Jennison Equity Opportunity Fund
PROSPECTUS — November 29, 2018
Objective
Long-term growth of capital
PGIM JENNISON EQUITY OPPORTUNITY FUND
A: PJIAX	B: PJIBX	C: PJGCX	R: PJORX	Z: PJGZX	R6: PJOQX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
To enroll in e-delivery, go to pgiminvestments.com/edelivery

3	FUND SUMMARY
3	INVESTMENT OBJECTIVE
3	FUND FEES AND EXPENSES
4	INVESTMENTS, RISKS AND PERFORMANCE
6	MANAGEMENT OF THE FUND
6	BUYING AND SELLING FUND SHARES
6	TAX INFORMATION
7	PAYMENTS TO FINANCIAL INTERMEDIaries
8	MORE ABOUT THE FUND'S PRINCIPAL AND NON-PRINCIPAL INVESTMENT STRATEGIES, INVESTMENTS AND RISKS
8	INVESTMENTS AND INVESTMENT STRATEGIES
10	RISKS OF INVESTING IN THE FUND
13	HOW THE FUND IS MANAGED
13	BOARD OF DIRECTORS
13	MANAGER
13	INVESTMENT SUBADVISER
14	PORTFOLIO MANAGERS
14	DISTRIBUTOR
14	DISCLOSURE OF PORTFOLIO HOLDINGS
15	FUND DISTRIBUTIONS AND TAX ISSUES
15	DISTRIBUTIONS
15	TAX ISSUES
17	IF YOU SELL OR EXCHANGE YOUR SHARES
18	HOW TO BUY, SELL AND EXCHANGE FUND SHARES
18	HOW TO BUY SHARES
31	HOW TO SELL YOUR SHARES
34	HOW TO EXCHANGE YOUR SHARES
38	FINANCIAL HIGHLIGHTS
45	GLOSSARY
46	APPENDIX A: WAIVERS AND DISCOUNTS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES

FUND SUMMARY
INVESTMENT OBJECTIVE
The investment objective of the Fund is long-term growth of capital.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $25,000 or more in shares of the Fund or other funds in the PGIM Funds family. More information about these discounts as well as other waivers or discounts is available from your financial professional and is explained in Reducing or Waiving Class A's and Class C’s Sales Charges on page 21 of the Fund's Prospectus, Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries on page 46 of the Fund's Prospectus and in Rights of Accumulation on page 86 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class R	Class Z	Class R6†
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00%	5.00%	1.00%	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None
Redemption fee	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15	None	None*	None
* Direct Transfer Agent Accounts holding under $10,000 of Class Z shares are subject to the $15 fee.
†Formerly known as Class Q.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Z	Class R6(1)
Management fees	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	0.75%	None	None
Other expenses	0.17%	0.60%	0.19%	0.50%	0.17%	0.13%
Total annual Fund operating expenses	1.06%	2.19%	1.78%	1.84%	0.76%	0.72%
Fee waiver and/or expense reimbursement	None	(0.16)%	None	(0.31)%	None	None
Total annual Fund operating expenses after fee waiver and/or expense reimbursement(2,3)	1.06%	2.03%	1.78%	1.53%	0.76%	0.72%
(1) Formerly known as Class Q.
(2) PGIM Investments LLC (PGIM Investments) has contractually agreed, through January 31, 2020, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the Total Annual Fund Operating Expenses to exceed 2.03% of average daily net assets for Class B shares or 1.53% of average daily net assets for Class R shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This expense limitation may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.
(3) The distributor of the Fund has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for the Fund’s Class R shares to 0.50% of the average daily net assets of the Class R shares of the Fund. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
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	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$652	$869	$1,103	$1,773	$652	$869	$1,103	$1,773
Class B	$706	$970	$1,260	$2,088	$206	$670	$1,160	$2,088
Class C	$281	$560	$964	$2,095	$181	$560	$964	$2,095
Class R	$156	$549	$967	$2,133	$156	$549	$967	$2,133
Class Z	$78	$243	$422	$942	$78	$243	$422	$942
Class R6†	$74	$230	$401	$894	$74	$230	$401	$894
†Formerly known as Class Q.
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 59% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Fund normally invests at least 80% of its investable assets in equity and equity-related securities of established companies whose growth prospects the Fund’s subadviser believes are under-appreciated by the market.
The term “investable assets” refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. In seeking attractively valued stocks with current or emerging earnings prospects, the Fund’s portfolio managers have the ability to invest in any company they believe offers the best reward-to-risk outlook over the next 12 to 24 months.
Principal Risks. All investments have risks to some degree. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Equity and Equity-Related Securities Risks. The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund's holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Value Style Risk. Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may not be undervalued.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.
4	PGIM Jennison Equity Opportunity Fund

Market Capitalization Risk. The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and medium-sized companies are less stable than the prices of large company stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Performance. The following bar chart shows the Fund's performance for Class Z shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the average annual returns of each of the Fund’s share classes and also compares the Fund’s performance with the average annual total returns of an index or other benchmark and a group of similar mutual funds. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.pgiminvestments.com.

Best Quarter		Worst Quarter
23.65%	2nd Quarter 2009	-24.28%	4th Quarter 2008

1 Prior to this year, the annual total returns bar chart displayed returns for the Fund’s Class A shares. The Fund now shows annual total returns for Class Z shares in light of the relative growth of assets in this share class. The total return for Class Z shares from January 1, 2018 to September 30, 2018 was 6.32%.
Average Annual Total Returns % (including sales charges) (as of 12-31-17)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class A shares	9.57%	12.17%	7.44%	-
Class B shares	10.17%	12.52%	7.30%	-
Class C shares	14.15%	12.65%	7.30%	-
Class R shares	15.59%	13.20%	7.82%	-
Class R6 shares†	16.37%	N/A	N/A	10.46%(11/25/14)

Class Z Shares %
Return Before Taxes	16.25%	13.78%	8.38%	-
Return After Taxes on Distributions	12.28%	11.45%	7.22%	-
Return After Taxes on Distributions and Sale of Fund Shares	11.55%	10.63%	6.63%	-
†Formerly known as Class Q.
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° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses.
Index % (reflects no deduction for fees, expenses or taxes)
S&P 500 Index	21.82%	15.78%	8.49%	-

Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Customized Blend Funds Average*	18.14%	13.59%	7.03%	-
Lipper Multi-Cap Core Funds Average	19.46%	13.74%	7.13%	-
* The Lipper Customized Blend Funds Average is a blend of the Lipper Multi-Cap Core Funds and Lipper Multi-Cap Value Funds Averages. The Lipper Customized Blend Funds Average is utilized because PGIM Investments believes that a blend of the two averages provides a more appropriate basis for Fund performance comparisons, although Lipper classifies the Fund in the Lipper Multi-Cap Core Funds category.
MANAGEMENT OF THE FUND
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Jennison Associates LLC	Mark G. DeFranco	Managing Director	May 2000
		Brian M. Gillott	Managing Director	May 2000
BUYING AND SELLING FUND SHARES
	Class A**	Class C**	Class R**	Class Z**	Class R6†
Minimum initial investment*	$2,500	$2,500	None	Institutions: $5 million Group Retirement Plans: None	Institutions: $5 million Group Retirement Plans: None
Minimum subsequent investment*	$100	$100	None	None	None
* Class B shares are closed to new purchases except for exchanges from Class B shares of another fund. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Class B Shares” in the Prospectus for more information.
** Certain share classes were generally closed to investments by new group retirement plans effective on June 1, 2018.  Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Certain Share Classes to New Group Retirement Plans” in the Prospectus for more information.
†Formerly known as Class Q.
For Class A and Class C shares, the minimum initial investment for retirement accounts and custodial accounts for minors is $1,000 and the minimum subsequent investment is $100. For Class A and Class C shares, the minimum initial and subsequent investment for Automatic Investment Plan purchases is $50. Class R6 shares and Class R shares are generally not available for purchase by individuals. Class Z shares may be purchased by certain individuals, subject to minimum investment and/or other requirements. Please see “How to Buy, Sell and Exchange Fund Shares—How to Buy Shares—Qualifying for Class R Shares,” “—Qualifying for Class Z Shares,” and “—Qualifying for Class R6 Shares” in the Prospectus for purchase eligibility requirements.
Your financial intermediary may impose different investment minimums. You can purchase or redeem shares on any business day that the Fund is open through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
6	PGIM Jennison Equity Opportunity Fund

PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.
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MORE ABOUT THE FUND'S PRINCIPAL AND NON-PRINCIPAL INVESTMENT STRATEGIES, INVESTMENTS AND RISKS
INVESTMENTS AND INVESTMENT STRATEGIES
The Fund's investment objective is long-term growth of capital. This means that the Fund’s subadviser seeks investments that it believes will appreciate in value over time. In pursuing the Fund’s objective, the subadviser normally invests at least 80% of the Fund's investable assets in equity and equity-related securities of established companies whose growth prospects it believes are under-appreciated by the market. The Fund utilizes an intensive “value with a catalyst” bottom-up approach to security selection based on valuations and earnings prospects.
In researching companies, the subadviser looks for companies that generally exhibit one of two distinct types of investment characteristics. First, are companies the subadviser expects to experience a dynamic earnings cycle or other catalyst over the intermediate term (usually the next 12-18 months), such as a corporate restructuring, new product development, or an expected positive turn in the cycle for the company's industry. Second, are companies that the subadviser believes deliver good current growth characteristics but are being mispriced by the market, such as a very short-term earnings focus relative to “street” expectations or market uncertainty regarding the sustainability of earnings growth.
In addition to common stocks, nonconvertible preferred stocks and convertible securities, equity-related securities in which the Fund invests include American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock or other eligible investments; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs) and similar securities. Convertible securities are securities—like bonds, corporate notes and preferred stocks—that we can convert into the company's common stock, the cash value of common stock or some other equity security.

Our Opportunistic Style
The subadviser generally invests in companies that have what it believes are a superior trade-off between good earnings growth prospects and attractive valuation levels.
The subadviser’s strategy is to invest in companies that have the most attractive trade-off between unexpected earnings potential and low valuation characteristics. It wants to be opportunistic in being able to identify stocks that best fit our criteria. Similarly, the portfolio may emphasize different market capitalization areas depending on market conditions. At any given time the subadviser will have a mix in the portfolio among large, medium and small capitalization companies. Generally, we consider selling a security when, in its opinion, it no longer has the risk/reward characteristics to make it an attractive holding given our opportunistic strategy.
The Fund will provide 60 days’ prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its investable assets in equity and equity-related securities of established companies whose growth prospects it believes are under-appreciated by the market.
The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.
Foreign Securities
The Fund may invest in securities of non-US issuers, which we refer to as foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. Foreign securities may include securities from emerging markets. The Fund may invest up to 35% of its investable assets in foreign securities.
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Fixed-Income Obligations
Fixed-income obligations include bonds and notes. Notes are typically issued with two-, three-, five- or ten-year terms to maturity, whereas bonds are longer-term investments issued with terms to maturity of 10 years or more. The Fund may invest in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa or BBB or better by Moody's Investors Service, Inc. or S&P Global Ratings, respectively). The Fund also may invest in high yield debt obligations that at the time of investment are rated below investment grade by a nationally recognized statistical rating organization (“junk bonds”) or that are unrated but judged to be of comparable quality by the subadviser. Junk bonds tend to offer higher yields, but also offer greater credit risks than higher-rated securities.
US Government Securities
A Fund may invest in securities issued or guaranteed by the US Government or by an agency or instrumentality of the US Government. Some US Government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest is guaranteed but market value is not.
Short Sales
The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when the subadviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyers in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. The Fund may make short sales “against the box.” In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost through conversion or exchange of other securities it owns.
Investments in Affiliated Funds
The Fund may invest its assets in affiliated short-term bond funds and/or money market funds. The affiliated funds are registered investment companies under the Investment Company Act of 1940 (the “1940 Act”). The Fund can invest its free cash balances in the affiliated funds to obtain income on short-term cash balances while awaiting attractive investment opportunities, to provide liquidity in preparation for anticipated redemptions or for defensive purposes. Such an investment could also allow the Fund to obtain the benefits of a more diversified portfolio available in the affiliated funds than might otherwise be available through direct investments in those asset classes, and will subject the Fund to the risks associated with the particular asset class. As a shareholder in the affiliated funds, the Fund will pay its proportional share of the expenses of the affiliated funds, but the affiliated funds do not pay a management fee to the investment manager, since the investment manager only receives reimbursement for its expenses. Thus, shareholders of the Fund are not paying management fees for both the Fund and the affiliated funds. The investment results of the portions of the Fund’s assets invested in the affiliated funds will be based on the investment results of the affiliated funds.
Temporary Defensive Investments
In response to adverse market, economic or political conditions, a Fund may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities, or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of its assets in cash or cash equivalents. Investing heavily in these securities is inconsistent with and limits a Fund’s ability to achieve its investment objective, but may help to preserve the Fund's assets.
Securities Lending
Consistent with applicable regulatory requirements, the Fund may lend portfolio securities with a value up to 33 1/3% of its total assets to brokers, dealers and other financial organizations to earn additional income. Loans of portfolio securities will be collateralized by cash. Cash collateral will be invested in an affiliated prime money market fund.
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Other Investments
In addition to the strategies and securities discussed above, a Fund may use other strategies or invest in other types of securities as described in the SAI. A Fund might not use all of the strategies or invest in all of the types of securities as described in the Prospectus or in the SAI.
The table below summarizes the investment limits applicable to the Fund’s principal investment strategies and certain non-principal investment strategies.
Principal Strategies: Investment Limits
■ Equity and equity-related securities: At least 80% of investable assets

Non-Principal Strategies: Investment Limits
■ Short Sales (excluding short sales against the box): Up to 25% of net assets
■ Foreign Securities: Up to 35% of investable assets
■ Fixed-income securities: Up to 20% of investable assets
■ US Government and agency securities: Up to 20% of investable assets
■ Illiquid Securities: Up to 15% of net assets
RISKS OF INVESTING IN THE FUND
Equity and Equity-Related Securities Risks. The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund's holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Value Style Risk. Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may not be undervalued.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.
Market Capitalization Risk. The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and medium-sized companies are less stable than the prices of large company stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.
Foreign Securities Risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.
Debt Obligations Risk. Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund's holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.
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Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.” The Fund may face a heightened level of interest rate risk as a result of the US Federal Reserve Board’s rate-setting policies. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
US Government and Agency Securities Risk. US Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all US Government securities are insured or guaranteed by the full faith and credit of the US Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Connecticut Avenue Securities issued by Fannie Mae and Structured Agency Credit Risk issued by Freddie Mac carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some US Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the US Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of US Government securities may be affected by changes in the credit rating of the US Government.
Short Sales Risk. Short sales involve costs and risks. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money to the extent that the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. Although the Fund’s gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.
Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.
Liquidity Risk. The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk also includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
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Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Securities Lending Risk. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected. The affiliated prime money market fund in which cash collateral generally is invested may impose liquidity fees or temporary gates on redemptions if its weekly liquid assets fall below a designated threshold. If this were to occur, the Fund may lose money on its investment of cash collateral in the affiliated prime money market fund, or the Fund may not be able to redeem its investment of cash collateral in the affiliated prime money market fund, which might cause the Fund to liquidate other holdings in order to return the cash collateral to the borrower upon termination of a securities loan. These events could trigger adverse tax consequences for the Fund.
Please note that, in addition to the risks discussed above, there are many other factors that may impact the Fund’s ability to achieve its investment objective and which could result in a loss of all or a part of your investment.
More information about the Fund’s investment strategies and risks appears in the SAI.
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HOW THE FUND IS MANAGED
BOARD OF DIRECTORS
The Fund is overseen by a Board of Directors (hereafter referred to as Directors, or the Board). The Board oversees the actions of the Manager, subadviser and distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.
MANAGER
PGIM Investments LLC (PGIM Investments)
655 Broad Street
Newark, NJ 07102-4410
Under a management agreement with the Fund, PGIM Investments manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's subadviser. For the fiscal year ended September 30, 2018, the Fund paid PGIM Investments management fees (net of waivers, as applicable) at the effective rate of 0.59% of the Fund's average daily net assets for all share classes.
PGIM Investments and its predecessors have served as a manager or administrator to investment companies since 1987. As of September 30, 2018 PGIM Investments, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the PGIM US and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies, with aggregate assets of approximately $286 billion.
Subject to the supervision of the Board, PGIM Investments is responsible for conducting the initial review of prospective subadvisers for the Fund. In evaluating a prospective subadviser, PGIM Investments considers many factors, including the firm's experience, investment philosophy and historical performance. Subject to the Board’s oversight, PGIM Investments is also responsible for monitoring the performance of the Fund's investment subadviser and recommending its termination and replacement when deemed appropriate. PGIM Investments may provide a subadviser with additional investment guidelines consistent with the Fund's investment objective and restrictions.
PGIM Investments and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (SEC) that generally permits PGIM Investments to enter into or amend agreements with unaffiliated subadvisers without obtaining shareholder approval. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with a subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of the outstanding shares of the Fund. The Fund will notify shareholders of any new subadvisers engaged or material amendments to subadvisory agreements made pursuant to the Order. Any new subadvisory agreement or amendment to the Fund’s management agreement or current subadvisory agreement that directly or indirectly results in an increase in the aggregate management fee rate payable by the Fund will be submitted to the Fund’s shareholders for their approval. PGIM Investments does not currently intend to retain unaffiliated subadvisers.
A discussion of the basis for the Board's approvals of the management and subadvisory agreements is available in the Fund's Annual Report to shareholders dated September 30.
INVESTMENT SUBADVISER
Jennison Associates LLC (Jennison) is the Fund's investment subadviser. Its address is 466 Lexington Avenue, New York, New York 10017. PGIM Investments has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of September 30, 2018, Jennison managed in excess of $181.2 billion in assets. Jennison (including its predecessor, Jennison Associates Capital Corp.) is a registered investment adviser founded in 1969.
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PORTFOLIO MANAGERS
Mark G. DeFranco and Brian M. Gillott are the portfolio managers of the Fund and have final authority over all aspects of the Fund's investment portfolio, including but not limited to purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.
Mark G. DeFranco is a Managing Director and an opportunistic equity portfolio manager. He joined Jennison in December 1998. Prior to joining Jennison, he was a precious metals equity analyst and portfolio manager at Pomboy Capital, beginning in 1995. Prior to that, Mr. DeFranco spent six years as a research analyst at Comstock Partners, responsible for generating ideas in both fixed income and equities that fit the macro themes of the firm. He began his career at Salomon Brothers on the equity research sales desk from 1987 to 1989. Mr. DeFranco earned a BA in economics from Bates College and an MBA in finance from Columbia Business School.
Brian M. Gillott is a Managing Director and an opportunistic equity portfolio manager. He joined Jennison in September 1998. Prior to joining Jennison, Mr. Gillott was an equity analyst at Soros Fund Management, following a variety of industries for the company's global hedge fund. Prior to that, he was an analyst in the private client asset management group at Goldman Sachs. Mr. Gillott earned a BS with honors from Penn State University.
The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
Additional information about portfolio manager compensation, other accounts managed, and portfolio manager ownership of Fund securities may be found in the SAI.
DISTRIBUTOR
Prudential Investment Management Services LLC (“PIMS” or the “Distributor”) distributes each class of the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, applicable to certain of the Fund's shares. Under the Plans and the Distribution Agreement, the Distributor pays the expenses of distributing the shares of all share classes of the Fund. The Distributor also provides certain shareholder support services. Under the Plans, certain classes of the Fund pay distribution and other fees to the Distributor as compensation for its services. These fees—known as 12b-1 fees—are set forth in the “Fund Fees and Expenses” tables.
Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities are described in the Fund's SAI and on the Fund's website at www.pgiminvestments.com.
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FUND DISTRIBUTIONS AND TAX ISSUES
DISTRIBUTIONS
The Fund distributes dividends to shareholders out of any net investment income. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.
The Fund also distributes any net realized capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have).
For your convenience, the Fund's distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. If your distribution check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the Fund at the next net asset value (“NAV”) calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see “Additional Shareholder Services” in the next section.
The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.
Expected Distribution Schedule*
Dividends	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually
*Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.
TAX ISSUES
Investors who buy Fund shares should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. Fund distributions and gain from the sale of Fund shares are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.
The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.
Fund Distributions
Fund distributions of net capital gains are taxed differently depending on how long the Fund holds the security. If the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which is generally taxed at rates of up to 15% or 20% for non-corporate US shareholders, depending on whether their incomes exceed certain threshold amounts, which are adjusted annually for inflation. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income, subject to a maximum tax rate of 37%. Different rates apply to corporate shareholders.
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Dividends from net investment income paid to a non-corporate US shareholder that are reported as qualified dividend income will generally be taxable to such shareholder at the long-term capital gain tax rate. Dividends of net investment income that are not reported as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the dividends received deduction to the extent the Fund’s income is derived from certain dividends received from US corporations.
A US shareholder that is an individual, estate or certain type of trust is subject to a 3.8% Medicare contribution tax on the lesser of (1) the US shareholder’s “net investment income,” including Fund distributions and net gains from the disposition of Fund shares, and (2) the excess of the US shareholder’s modified adjusted gross income for the taxable year over $200,000 (or $250,000 for married couples filing jointly). For this purpose, net investment income includes interest, dividends, annuities, royalties, capital gain and income from a passive activity business or a business of trading in financial instruments or commodities.
Form 1099
For every year the Fund declares a dividend, you will receive a Form 1099, which reports the amount of ordinary income distributions and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distribution from your qualified or tax-deferred plan or account.
Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends and distributions in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends and distributions are treated as if they were paid on December 31st of the prior year.
Cost Basis Reporting
Mutual funds must report cost basis information to you and the IRS when you sell or exchange shares acquired on or after January 1, 2012 in your non-retirement accounts. The cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. The cost basis regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged. The Transfer Agent is not required to report cost basis information on shares acquired before January 1, 2012. However, in most cases the Transfer Agent will provide this information to you as a service.
Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the US Treasury a portion of your distributions and sale proceeds, based on the backup withholding rate.
Taxation of Non-US Shareholders
For a discussion regarding the taxation of non-US shareholders, please see the SAI and contact your tax adviser.
If You Purchase on or Before a Record Date
If you buy shares of the Fund on or before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment may have come back to you as taxable income.
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Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax-deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of PGIM Funds that are suitable for retirement plans offered by Prudential.
IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. As mentioned above, the maximum capital gains tax rate is up to 15% or 20% for individuals, depending on whether their incomes exceed certain threshold amounts, which are adjusted annually for inflation.
If you sell shares of the Fund at a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale or exchange of the shares.
If you exchange your Fund shares for shares of another class of the Fund, this is generally not a taxable event and should not result in realization of a capital gain or loss by you. If you exchange your shares of the Fund for shares of another PGIM Fund, this is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell—or exchange—Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.
Automatic Conversion of Class B Shares
The conversion of Class B shares into Class A shares—which happens automatically approximately seven years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class B shares, see Class B Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.
Automatic Conversion of Class C Shares
The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.
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HOW TO BUY, SELL AND EXCHANGE FUND SHARES
HOW TO BUY SHARES
In order to buy Fund shares, simply follow the steps described below.
Opening an Account
Shares may be purchased through an account with the Transfer Agent, or through an account with a financial intermediary that has an agreement with the Distributor to sell Fund shares. In order to open an account with the Transfer Agent contact PMFS at (800) 225-1852 or write to:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
PMFS will accept purchases of shares by check or wire. We do not accept cash, money orders, non-US checks, credit card checks, payable through checks or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this Prospectus. Your purchase order must be in good order to be accepted and processed, which means that all necessary processing requirements have been satisfied. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sales of its shares under certain circumstances. These circumstances include, but are not limited to, failure by you to provide additional information requested, such as information required to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares. Furthermore, we are required by law to close your account if you do not provide the required identifying information. This would result in the redemption of shares at the then-current NAV and the proceeds would be remitted to you via check. We will attempt to verify your identity within a reasonable time frame (e.g., 60 days), which may change from time to time. For further information, please contact PMFS (for shares purchased through the Transfer Agent) or your financial professional (for shares purchased through a financial intermediary).
With certain limited exceptions, Fund shares are only available to be sold in the United States, US Virgin Islands, Puerto Rico and Guam.
Choosing a Share Class
The Fund offers the following share classes. Certain classes of shares may have additional specific eligibility or qualification requirements, which are explained below.
Share Class	Eligibility
Class A**	Individual investors
Class B*	Individual investors
Class C**	Individual investors
Class R**	Certain group retirement plans
Class Z**	Certain group retirement plans, institutional investors and certain other investors
Class R6†	Certain group retirement plans, institutional investors and certain other investors
* Note:  Class B shares are closed to all purchase activity except for exchanges from Class B shares of another fund.  See “Closure of Class B Shares” below for more information.
** The Fund’s Class A, Class C and Class Z shares were generally closed to investments by new group retirement plans effective June 1, 2018. The Fund’s Class R shares were generally closed to all new investors effective June 1, 2018. Please see “Closure of Certain Share Classes to New Group Retirement Plans” in this section of the Prospectus for more information.
†Formerly known as Class Q.
Multiple share classes let you choose a cost structure that meets your needs:
■	Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class C shares.
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Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a contingent deferred sales charge (CDSC) of 1.00%. The CDSC is waived for certain retirement and/or benefit plans.
■	Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a contingent deferred sales charge (CDSC) if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.
When choosing a share class, you should consider the following factors:
■	The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.
■	The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.
■	The different sales charges that apply to each share class—Class A's front-end sales charge (and, in certain instances, CDSC) vs. Class C's CDSC.
■	Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.
■	Because Class Z, Class R and Class R6 shares have lower operating expenses than Class A or Class C shares, as applicable, you should consider whether you are eligible to purchase such share classes.
See “How to Sell Your Shares” for a description of the impact of CDSCs.
If your shares are held through a financial intermediary, you should discuss with your intermediary which share classes of the Fund are available to you and which share class may best meet your needs. Certain financial intermediaries through which you may purchase shares of the Fund may impose their own investment minimums, fees, policies and procedures for purchasing, exchanging and selling Fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult your financial intermediary about share class availability and the intermediary’s policies, procedures and other information. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. See “Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries” for additional information. The Fund has advised financial intermediaries of the share class features and guidelines, per the Prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries.
Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.
	Class A**	Class B*	Class C**	Class R**	Class Z**	Class R6***
Minimum purchase amount	$2,500	$2,500	$2,500	None	Institutions: $5 million Group Retirement Plans: None	Institutions: $5 million Group Retirement Plans: None
Minimum amount for subsequent purchases	$100	$100	$100	None	None	None
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Year 1) 4.00% (Year 2) 3.00% (Year 3) 2.00% (Year 4) 1.00% (Years 5/6) 0.00% (Year 7)	1.00% on sales made within 12 months of purchase	None	None	None
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	Class A**	Class B*	Class C**	Class R**	Class Z**	Class R6***
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1.00%	0.75% (0.50% currently)	None	None
Notes to Share Class Comparison Table:
° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts, payroll deduction plan accounts, or when exchanging all shares of an account to an existing account with the same registration. The minimum initial investment for Class A and Class C shares for retirement accounts and custodial accounts for minors is $1,000, and the minimum subsequent investment is $100. The minimum initial and subsequent investment for AIP accounts is $50 (if your shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts).
° If the value of your Class A, Class B, Class C or Class Z account with PMFS is less than $10,000, the Fund will deduct a $15 annual account maintenance fee from your account. The $15 annual account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 account maintenance fee will be waived. The $15 account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) accounts which are authorized for electronic delivery of account statements, transaction confirmations, prospectuses and fund shareholder reports, (iii) omnibus accounts or accounts for which a broker or other financial intermediary is responsible for recordkeeping, (iv) institutional accounts, (v) group retirement plans, (vi) AIP accounts or employee savings plan accounts, (vii) accounts with the same registration associated with multiple share classes within the Fund, provided that the aggregate value of share classes with the same registration within the Fund is $10,000 or more, or (viii) clients with assets of $50,000 or more across the PGIM Funds family of mutual funds. For more information, see “Purchase, Redemption and Pricing of Fund Shares— Account Maintenance Fee” in the SAI.
° For more information about the CDSC and how it is calculated, see “How to Sell Your Shares—Contingent Deferred Sales Charge (CDSC).”
° Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1.00% CDSC, although they are not subject to an initial sales charge.
° Distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A shares may pay a service fee up to 0.25%. Class B, Class C and Class R shares will pay a service fee of 0.25%. The distribution fee for Class A shares is limited to 0.30% (including up to 0.25% service fee) and 0.75% (including the 0.25% service fee) for Class R shares. Class B shares and Class C shares pay a distribution fee (including the service fee) of 1.00%.
° The Distributor of the Fund has contractually agreed until January 31, 2020 to reduce its distribution and service (12b-1) fees for Class R shares to 0.50% of the average daily net assets of Class R shares.
° With respect to Class Z shares purchased by current and former employees (including their spouses, children and parents), the minimum initial investment is generally $2,500; $1,000 for retirement accounts and custodial accounts for minors. There is no minimum for payroll deduction for such Class Z purchases. The minimum initial and subsequent investment for AIP accounts for such Class Z purchases is $50 (if shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts).
° With respect to Class Z shares purchased by institutional investors, including corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments, the minimum initial investment for such investors generally is $5 million.
° With respect to Class R6 shares purchased by institutional investors, including, but not limited to, corporations, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments and other institutional investors who meet certain requirements as detailed herein, the minimum initial investment for such investors generally is $5 million.
* Note: Class B shares are closed to all purchase activity except for exchanges from Class B shares of another fund. See “Closure of Class B Shares” below for more information.
** The Fund’s Class A, Class C and Class Z shares were generally closed to investments by new group retirement plans effective on June 1, 2018. The Fund’s Class R shares were generally closed to all new investors effective on June 1, 2018. Please see “Closure of Certain Share Classes to New Group Retirement Plans” in this section of the Prospectus for more information.
*** Formerly known as Class Q.
Closure of Class B Shares
Class B shares are closed to all purchase activity effective June 23, 2014. This means that no new accounts in Class B shares may be established, and no additional Class B shares may be purchased or acquired, except through an exchange from the Class B shares of another fund or through the reinvestment of dividends and/or capital gains.
Shareholders owning Class B shares may continue to hold their Class B shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class B shares. Any redemption of Class B shares will continue to be subject to any applicable contingent deferred sales charge (CDSC). In addition, as noted above, shareholders owning Class B shares will continue to have exchange privileges with the Class B shares of any other fund that offers Class B shares.
Automatic Investment Plan (AIP). Shareholders who purchase Class B shares through the Automatic Investment Plan (AIP) are no longer able to purchase Class B shares and are required to select a different share class of the Fund or another fund in order to continue to make automatic investments. Selection of a different share class will be subject to the eligibility requirements of such share class. If a shareholder does not designate a different share class for AIP investments, future purchases of Class B shares will be rejected. New AIPs in Class B shares may not be established.
IRAs & Employer-Sponsored Retirement Plans. Class B shareholders may continue to hold Class B shares in IRA and SIMPLE IRA accounts or in employer-sponsored retirement plans, but contributions must be made in a different share class.
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Investment Minimums. The minimum initial investment will be waived for existing Class B shareholders who select a new share class in the same fund. The minimum subsequent investment of $100 per fund applies in the new share class of the same fund.
Closure of Certain Share Classes to New Group Retirement Plans
Effective on June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R and Class Z shares, as applicable, were closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges in the Fund. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class R6 shares, Class R4 shares, or Class R2 shares of the Fund, as applicable. A short-term investment in a PGIM affiliated money market fund shall not be deemed a new group retirement plan investment for purposes of this policy.
In addition, on the Effective Date, the Class R shares of any fund were closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on the Effective Date new IRA investors may only purchase Class A, Class C, Class Z or Class R6 shares of the Fund, as applicable, subject to share class eligibility. Following the Effective Date, no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.
	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change
However, the following new investors may continue to purchase Class A, Class C, Class R and Class Z shares of the Fund, as applicable:
■	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
■	Plan participants in a group retirement plan that offers Class A, Class C, Class R or Class Z shares of the Fund, as applicable, as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.
■	Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.
■	New group retirement plans that combine with, replace or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.
■	The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.
■	Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.
Reducing or Waiving Class A's and Class C’s Sales Charges
The following describes the different ways investors can reduce or avoid paying Class A's sales charge.
Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:
Amount of Purchase	Sales Charge as a % of Offering Price*	Sales Charge as a % of Amount Invested*	Dealer Reallowance***
Less than $25,000	5.50%	5.82%	5.00%
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Amount of Purchase	Sales Charge as a % of Offering Price*	Sales Charge as a % of Amount Invested*	Dealer Reallowance***
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999**	None	None	1.00%
$5 million to $9,999,999**	None	None	0.50%
$10 million and over**	None	None	0.25%
* Due to rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentage shown above.
** If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy other share classes. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1.00% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.
*** The Dealer Reallowance is the amount that is paid by the Fund’s distributor to the financial intermediary responsible for the sale of the Fund’s shares. For more information, please see “How Financial Intermediaries are Compensated for Selling Fund Shares” in this section of the Prospectus.
To satisfy the purchase amounts above, you can:
■	Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of Class A, Class B and Class C PGIM Fund shares you or the group already own, (2) the value of money market shares (other than Direct Purchase money market shares) you or an eligible group of related investors have received for shares of other PGIM Funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing; or
■	Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other PGIM Funds within 13 months.
■	Purchases made prior to the effective date of the Letter of Intent will be applied toward the satisfaction of the Letter of Intent to determine the level of sales charge that will be paid pursuant to the Letter of Intent, but will not result in any reduction in the amount of any previously paid sales charge.
An “eligible group of related investors” includes any combination of the following:
■	All accounts held in your name (alone or with other account holders) and taxpayer identification number (“TIN”);
■	Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);
■	Accounts for your children or your spouse's children, including children for whom you and/or your spouse are legal guardian(s) (e.g., UGMAs and UTMAs);
■	Accounts in the name and TINs of your parents;
■	Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;
■	With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and
■	Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.
A “spouse” is defined in this prospectus as follows:
■	The person to whom you are legally married. We also consider your spouse to include the following:
■	An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;
■	A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or
■	An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.
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The value of shares held by you or an eligible group of related investors will be determined by the value of your existing Class A shares calculated at current NAV plus maximum sales charge with Class B and Class C shares calculated at current NAV.
Note: Class Z shares, Class R shares or Class R6 shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.
If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A’s or Class C's sales charges, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A’s or Class C's sales charges, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A’s or Class C's sales charges. The reduced or waived sales charge will be granted subject to confirmation of account holdings.
If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A’s or Class C's sales charges, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.
If your shares are held through a financial intermediary, the financial intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A’s or Class C's sales charges. Your financial intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A’s or Class C's sales charges.
Purchases of $1 Million or More. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.
Mutual Fund Programs. The initial sales charge on Class A shares will be waived for participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. The initial sales charge will also be waived for clients of financial intermediaries in programs that are sponsored by or available through financial intermediaries that offer Class A shares without an initial sales charge, relating to:
■	Mutual fund “wrap” or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or
■	Mutual fund “supermarket” programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
Financial intermediaries sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.
Group Retirement Plans. Class A’s and Class C’s sales charges will be waived for group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A and Class C shares at net asset value.
Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:
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■	Certain directors, officers, current employees (including their spouses, children and parents) and former employees (including their spouses, children and parents) of Prudential and its affiliates, the PGIM Funds, and the investment subadvisers of the PGIM Funds; former employees must have an existing investment in the Fund;
■	Persons who have retired directly from active service with Prudential or one of its subsidiaries;
■	Registered representatives and employees of broker-dealers (including their spouses, children and parents) that offer Class A shares;
■	Investors in IRAs, provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, and (b) the IRA is established through Prudential Retirement as part of its “Rollover IRA” program (regardless of whether or not the purchase consists of proceeds of a tax-free rollover of assets from a Benefit Plan described above); and
■	Clients of financial intermediaries, who (i) offer Class A shares through a no-load network or platform, (ii) charge clients an ongoing fee for advisory, investment, consulting or similar services, or (iii) offer self-directed brokerage accounts or other similar types of accounts that may or may not charge transaction fees to customers.
To qualify for a waiver of the Class A or Class C sales charges at the time of purchase (including exchange of share classes within the Fund), you must notify the Transfer Agent, or the Distributor must be notified by the financial intermediary facilitating the purchase, that the transaction qualifies for a waiver of the Class A or Class C sales charges. The waiver will be granted subject to confirmation of your account holdings.
Additional Information About Reducing or Waiving Class A’s and Class C's Sales Charges. The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A and Class C sales charges, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.
You may need to provide your financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A or Class C sales charges.
The Distributor may reallow the Class A sales charge to dealers.
Class B Shares Automatically Convert to Class A Shares
If you bought Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS or its affiliates will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.
When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of the Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. Conversions are quarterly for Class B shares.
If you hold Class B share certificates, the certificates must be received by the Transfer Agent in order for your Class B shares to convert from Class B to Class A shares. Certificate deposited shares will convert during the next quarterly conversion.
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Class C Shares Automatically Convert to Class A Shares
Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.
For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.
A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.
Qualifying for Class R Shares
Group Retirement Plans. Class R shares are offered for sale to (i) certain group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator, and (ii) IRAs that are held on the books of a Fund through omnibus level accounts, including The SmartSolution IRA offered by Prudential Retirement. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Investors in SmartSolution IRA accounts through Prudential’s Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R shares.
Qualifying for Class Z Shares
Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments. The minimum initial investment for such investors generally is $5 million; however, such minimum initial investment may be modified for certain financial firms that submit orders on behalf of their clients. A Fund or the Distributor may lower, waive, or otherwise modify the minimum initial investment for certain categories of investors at their discretion. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund's Transfer Agent. Please contact the Transfer Agent at (800) 225-1852 for further details.
Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by financial intermediaries who offer Class Z shares of the Fund, or whose programs are available through financial intermediaries that offer Class Z shares of the Fund, for:
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■	Mutual fund “wrap” or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or
■	Mutual fund “supermarket” programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
Financial intermediaries sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.
Group Retirement Plans. Group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator may purchase Class Z shares. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.
Other Types of Investors. Class Z shares also can be purchased by any of the following:
■	Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the PGIM Funds are an available option;
■	Current and former Directors/Trustees of mutual funds managed by PGIM Investments or any other affiliate of Prudential;
■	Current and former employees (including their spouses, children and parents) of Prudential and its affiliates; former employees must have an existing investment in the Fund;
■	Prudential (including any program or account sponsored by Prudential or an affiliate that includes the Fund as an available option);
■	PGIM Funds, including PGIM funds-of-funds;
■	Qualified state tuition programs (529 plans); and
■	Investors working with fee-based consultants for investment selection and allocations.
Qualifying for Class R6 Shares
Group Retirement Plans. Group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator may purchase Class R6 shares. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R6 shares.
Institutional Investors. Various institutional investors may purchase Class R6 shares, including, but not limited to, corporations, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments and other institutional investors who meet requirements as detailed below. The minimum initial investment for such investors generally is $5 million; however, such minimum initial investment may be modified for certain financial firms that submit orders on behalf of their clients. The Fund or the Distributor may lower, waive or otherwise modify the minimum initial investment for certain categories of investors at their discretion. Institutional investors are responsible for indicating their eligibility to purchase Class R6 shares at the time of purchase.
Other Types of Investors. Class R6 shares may also be purchased by Prudential (including any program or account sponsored by Prudential or an affiliate that includes the Fund as an available option), and PGIM funds, including PGIM funds-of-funds.
Class R6 shares may only be purchased from financial intermediaries who offer such shares.
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Class R6 shares are offered to eligible investors provided that the Fund or its affiliates are not required to make or pay any type of administrative, sub-accounting, networking or revenue sharing payments or similar fees paid to intermediaries.
How Financial Intermediaries are Compensated for Selling Fund Shares
The PGIM Funds are distributed by Prudential Investment Management Services LLC (the “Distributor”), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells the Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. Each Fund is managed by the Manager.
Only persons licensed with the Financial Industry Regulatory Authority, Inc. (“FINRA”), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm may sell shares of a mutual fund to you, or to a retirement plan in which you participate.
Rule 12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). These financial intermediaries then pay their registered representatives who sold you the Fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the Fund. The Distributor may change at any time, without prior notice, the amount of Rule 12b-1 fees that it pays (when the sale is made and/or any ongoing payments) to financial intermediaries and registered representatives so that the Distributor may retain all or a portion of such fees.
“Revenue Sharing” Payments. In addition to the compensation received by financial intermediaries as described above, the Manager or certain of its affiliates (but not the Distributor) may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from the Manager's or certain affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders, provided that no such additional payments to financial intermediaries are made with respect to the Fund’s Class R6 shares. Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1. The Manager or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial intermediaries in the future.
Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial intermediaries for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial intermediaries' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.
Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial intermediaries and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.
If your Fund shares are purchased through a retirement plan, the Manager or certain of its affiliates (but not the Distributor) may also make revenue sharing payments to the plan's recordkeeper or an affiliate, which generally is not a registered broker-dealer.
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It is likely that financial intermediaries that execute portfolio transactions for the Fund will include those firms with which the Manager and/or certain of its affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager and certain of its affiliates will not use Fund brokerage as any part of revenue sharing payments to financial intermediaries.
Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager and/or certain of its affiliates make such payments to financial intermediaries in amounts that generally range from 0.02% up to 0.20% of Fund assets serviced and maintained by the financial intermediaries or from 0.10% to 0.25% of sales of Fund shares attributable to the firm. In addition, the Manager and/or certain of its affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services intermediary’s systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial intermediaries to make presentations, and/or train and educate the personnel of the financial intermediaries, may be paid by the Manager and/or certain of its affiliates, subject to applicable FINRA regulations.
Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial intermediary may receive from the Manager and/or certain of its affiliates. You should review your financial intermediary’s disclosure and/or talk to your financial intermediary to obtain more information on how this compensation may have influenced your financial intermediary’s recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the SAI which is available to you at no additional charge.
Other Payments Received by Financial Intermediaries
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial intermediaries as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial intermediaries pursuant to which the Fund will pay financial intermediaries for certain administrative, sub-accounting and networking services, provided that no such additional payments to financial intermediaries are made with respect to the Fund’s Class R6 shares. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of recordkeeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”).
These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager or certain of its affiliates (but not the Distributor) also may pay a portion of the fees for the services to the financial intermediaries at their own expense and out of their own resources.
In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the Agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These administrative services provided by NSCC to the Fund and its shareholders include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the Fund and its shareholders. These payments are generally based on a transaction fee rate for certain administrative services plus a fee for other administrative services.
28	PGIM Jennison Equity Opportunity Fund

Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund will not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund will seek to confirm the identity of potential shareholders to include both individuals and entities through documentary and non-documentary methods. Non-documentary methods may include verification of name, address, date of birth and tax identification number with selected credit bureaus. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.
Understanding the Price You'll Pay
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund—known as the net asset value or NAV—is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund—or the NAV—is $10 ($1,000 divided by 100).

Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
The Fund's NAV will be determined every day on which the Fund is open as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern time). The Fund's portfolio securities are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under procedures established by the Board. These procedures include pricing methodologies for determining the fair value of certain types of securities and other assets held by the Fund that do not have quoted market prices, and authorize the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities and other market factors.
If the Fund determines that a market quotation for a security is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined, the Fund may use “fair value pricing,” which is implemented by a valuation committee (“Valuation Committee”) consisting of representatives of the Manager or by the Board. The subadviser often provides relevant information for the Valuation Committee meeting. In addition, the Fund may use fair value pricing determined by the Valuation Committee or Board if the pricing source does not provide an evaluated price for a security or provides an evaluated price that, in the judgment of the Manager (which may be based upon a recommendation from the subadviser), does not represent fair value. Equity securities that are traded on foreign exchanges are valued using pricing vendor services that provide fair value model prices. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. Non-US securities markets are open for trading on weekends and other days when the Fund does not price shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.
Investments in open-end non-exchange-traded mutual funds will be valued at their NAV as determined as of the close of the NYSE on the date of valuation, which will reflect the mutual fund’s fair valuation procedures.
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Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price. The prospectuses of any other mutual funds in which the Fund invests will explain each fund’s procedures and policies with respect to the use of fair value pricing.
Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.
What Price Will You Pay for Shares of the Fund? For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. Eastern time, or later than 4:00 p.m. Eastern time, your order to purchase must be received by 4:00 p.m. Eastern time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE. The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. We deem an order received when it is received by the Transfer Agent at its processing center. If you submit your order through a broker or other financial intermediary, it may be deemed received when received by the broker or financial intermediary.
Each business day, the Fund’s current NAV per share is made available at www.pgiminvestments.com (click on “Prices and Yields,” under the “I’m Looking For…” section, and then select a fund).
Additional Shareholder Services
As a Fund shareholder, you can take advantage of the following services and privileges:
Automatic Reinvestment. As we explained in the “Fund Distributions and Tax Issues” section, the Fund pays out—or distributes—its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. For accounts held at the Transfer Agent (PMFS), distributions of $10.00 or less on non-retirement accounts will not be paid out in cash, but will be automatically reinvested into your account.
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
Automatic Investment Plan (AIP). You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $50 monthly.
Note: New AIPs in Class B shares may not be established. Class B shareholders may not make automatic investments in Class B shares through an AIP. A Class B shareholder must designate a different share class of the same fund or another fund for purchases. Shareholders may select another share class which they are eligible to purchase.
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Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.
Note: Class B shareholders can continue to hold Class B shares in IRA and SIMPLE IRA accounts or in employer-sponsored retirement plans, but new contributions must be made in another share class.
Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.
Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your financial intermediary otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus and shareholder reports, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.
HOW TO SELL YOUR SHARES
You can sell your Fund shares for cash at any time, subject to certain restrictions. For more information about these restrictions, see “Restrictions on Sales” below.
When you sell shares of the Fund—also known as redeeming your shares—the price you will receive will be the NAV next determined after the Transfer Agent or your financial intermediary receives your order to sell (less any applicable CDSC).
Shares Held by Financial Intermediaries. If your financial intermediary holds your shares, your financial intermediary must receive your order to sell no later than the time regular trading on the NYSE closes—which is usually 4:00 p.m. Eastern time—to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE.
Shares Held by the Transfer Agent. If the Transfer Agent holds your shares, PMFS must receive your order to sell no later than the time regular trading on the NYSE closes—which is usually 4:00 p.m. Eastern time—to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. You may contact the Transfer Agent at:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
Payment for Shares You Have Sold
Shares Held by Financial Intermediaries. Typically, if your order to sell shares is received in good order, payment will be credited to your account within 1 to 3 business days after the order is received, but in any event within seven days. Your broker may charge you a separate or additional fee for sales of shares.
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Shares Held by the Transfer Agent. Typically, if your order to sell shares is received in good order, we will send payment on the next business day, but in any event within seven days, regardless of the method of payment (e.g., payment by check, wire or electronic transfer (ACH)).
Restrictions on Sales
If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date.
As a result of restrictions on withdrawals and transfers imposed by Section 403(b) of the Internal Revenue Code of 1986, as amended, we may consider a redemption request to not be in good order until we obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with such restrictions, if applicable. In such an event, the redemption request will not be in good order and we will not process it until we obtain information from your employer.
In addition, there are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, the former may happen only during unusual market conditions or emergencies when the Fund is unable to determine the value of its assets or sell its holdings. For more information, see the SAI.
If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order Medallion signature guaranteed if:
■	You are selling more than $100,000 of shares;
■	You want the redemption proceeds made payable to someone that is not in the Transfer Agent’s records;
■	You want the redemption proceeds sent to an address that is not in the Transfer Agent’s records;
■	You are a business or a trust; or
■	You are redeeming due to the death of the shareholder or on behalf of the shareholder.
The Medallion signature guarantee may be obtained from an authorized officer from a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized Medallion guarantee programs (STAMP, SEMP, or NYSE MSP), but not from a notary public. The Medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Transfer Agent reserves the right to reject sale transactions where the value of the transaction exceeds the value of the surety coverage indicated on the Medallion imprint. The Fund may change the signature guarantee requirements from time to time without prior notice to shareholders. For more information, see the SAI.
How the Fund Pays for Shares You Have Sold
Under normal market conditions, the Fund expects to pay for shares that you have sold primarily by using cash or cash equivalents in its portfolio or selling portfolio assets to generate cash. Supplementally, the Fund may also raise cash to pay for sold shares by short-term borrowing in the form of overdrafts permitted by the Fund’s custodian bank and/or by short-term borrowing from a group of banks through an unsecured credit facility, which is intended to provide the Fund with a temporary additional source of liquidity. In certain circumstances the Fund reserves the right to pay for sold shares by giving you securities from the Fund’s portfolio. If you receive securities, you would incur transaction costs in converting the securities to cash, and you may receive less for the securities than the price at which they were valued for redemption purposes.
During stressed market conditions, it may be impractical or impossible to raise sufficient cash to pay for sold shares through the primary methods described above. In these circumstances, the Fund would be more likely to rely more heavily on the credit facility as a source of liquidity, as described above.
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Contingent Deferred Sales Charge (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1.00% CDSC for shares redeemed within 12 months of purchase (the CDSC is waived for purchases by certain retirement and/or benefit plans). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
■	Amounts representing shares you purchased with reinvested dividends and distributions,
■	Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares, and 12 months for Class C shares, and
■	Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares, and 12 months for Class C shares).
Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid—or at least minimize—the CDSC.
Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
The CDSC is calculated based on the lesser of the original purchase price or the net asset value at redemption. The rate decreases on the anniversary date of your purchase.
The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class B or Class C shares were held in a money market fund.
Waiver of the CDSC—Class A Shares
The CDSC will be waived if the Class A shares are sold:
■	After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or permanent disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability;
■	To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account; and
■	To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account.
For more information, see the SAI.
Waiver of the CDSC—Class B Shares
The CDSC will be waived if the Class B shares are sold:
■	After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or permanent disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability;
■	To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account;
■	To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account; and
■	On certain redemptions effected through a Systematic Withdrawal Plan.
For more information, see the SAI.
Waiver of the CDSC—Class C Shares
The CDSC will be waived if the Class C shares are sold:
■	After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or permanent disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability;
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■	To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account; and
■	To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account.
For more information, see the SAI.
Involuntary Redemption of Small Accounts Held by the Transfer Agent
If the value of your account with PMFS is less than $500 for any reason, we may sell your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to Automatic Investment Plan (AIP) accounts, employee savings plan accounts, payroll deduction plan accounts, retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account), omnibus accounts, and accounts for which a broker or other financial intermediary is responsible for recordkeeping. Prior thereto, if you make a sale that reduces your account value to less than the threshold, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Involuntary Redemption” in the SAI.
Account Maintenance Fee for Accounts Held by the Transfer Agent
If the value of your account with PMFS is less than $10,000, with certain exclusions, a $15 annual account maintenance fee will be deducted from your account during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the account maintenance fee will be waived. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Account Maintenance Fee” in the SAI.
90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. In order to take advantage of this privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. This privilege can only be used once in a 12-month period. For more information, see the SAI.
The terms of this privilege may vary by financial intermediary. For more information, see “Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries.”
Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.
HOW TO EXCHANGE YOUR SHARES
You can generally exchange your shares of the Fund for shares of the same class in certain other PGIM Funds—including PGIM Government Money Market Fund—if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of other funds in the PGIM Funds mutual fund family, but you can’t exchange Class A shares for a different share class of another fund.
In addition, Class R6 shares cannot be exchanged for Class R6 shares of the Prudential Day One Funds or the PGIM 60/40 Allocation Fund.
After an exchange, at redemption, any CDSC will be calculated from the date of the initial purchase, excluding any time that Class B or Class C shares were held in PGIM Government Money Market Fund. We may change the terms of any exchange privilege after giving you 60 days' notice.
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Note: Class B shares may not be purchased or acquired by any Class B shareholder except by exchange from Class B shares of another fund or through dividend and/or capital gains reinvestment.
There is no sales charge for exchanges. However, if you exchange—and then sell—shares within the applicable CDSC period, you must still pay the applicable CDSC. At the time of exchange, CDSC liable shares and free shares move proportionally according to the percentage of total shares you are exchanging. If you have exchanged Class B or Class C shares into PGIM Government Money Market Fund, the time you hold the Class B or Class C shares in the money market fund will not be counted in calculating the required holding period for CDSC liability.
For investors in certain programs sponsored by financial intermediaries that offer shares of the Fund, or whose programs are available through financial intermediaries that offer shares of the Fund for mutual fund “wrap” or asset allocation programs or mutual fund “supermarket” programs, an exchange may be made from Class A to Class Z shares of the Fund in certain limited circumstances. Contact your program sponsor or financial intermediary with any questions.
Exchanging Shares Held by a Financial Intermediary. If you hold shares through a financial intermediary, you must exchange shares through your financial intermediary.
Exchanging Shares Held by the Transfer Agent. If you hold shares through the Transfer Agent, contact your financial advisor or PMFS at (800) 225-1852 or write to PMFS at:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
If you participate in any fee-based program where the Fund is an available investment option, you may arrange with the Transfer Agent or your recordkeeper to exchange your Class A shares, if any, for Class Z shares when you elect to participate in the fee-based program. When you no longer participate in the program, you may arrange with the Transfer Agent or your recordkeeper to exchange all of your Class Z shares, including shares purchased while you were in the program, for Class A shares.
Remember, as we explained in the section entitled “Fund Distributions and Tax Issues—If You Sell or Exchange Your Shares,” exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.
Frequent Purchases and Redemptions of Fund Shares
The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in non-US securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of non-US securities established some time before the Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.
Visit our website at www.pgiminvestments.com	35

The Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Fund's Chief Compliance Officer (“CCO”). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.
The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder’s account will be subject to a 60-day warning period. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund’s Transfer Agent that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.
Transactions in the PGIM money market funds and exchange-traded funds are excluded from this policy. In addition, transactions by affiliated PGIM funds, which are structured as “funds-of-funds,” and invest primarily in other mutual funds within the PGIM Fund family, are not subject to the limitations of the trading policy and are not considered frequent or short-term trading.
This policy does not apply to systematic purchases and redemptions (e.g., payroll purchases, systematic withdrawals and rebalancing transactions or other similar transactions not initiated by a shareholder or financial professional on the transaction date). Generally, purchases and redemptions will not be considered “systematic” unless the transaction is pre-established or scheduled for a specific date.
The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor daily trading activity above a certain threshold, which may be changed from time to time, over a rolling 90-day period. If a purchase into the Fund is rejected or canceled, the shareholder will receive a return of the purchase amount.
If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan (“Intermediaries”) that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.
The Transfer Agent also reviews aggregate omnibus net flows above a certain threshold. In cases where the activity is considered unusual, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary’s platform.
Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.
36	PGIM Jennison Equity Opportunity Fund

Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $250,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 and communicating your instructions in good order to a customer service representative before 4:00 p.m. Eastern time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled “How to Sell Your Shares—Restrictions on Sales” above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.
The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.
In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.
Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.
Visit our website at www.pgiminvestments.com	37

FINANCIAL HIGHLIGHTS
Introduction
The financial highlights will help you evaluate the Fund's financial performance for the fiscal years ended September 30, 2018, 2017, 2016, 2015, and 2014. Certain information reflects financial results for a single fund share. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.
These financial highlights were derived from the financial statements audited by KPMG LLP, an independent registered public accounting firm, whose report on those financial statements was unqualified.
A copy of the Fund's annual report, including the Fund's audited financial statements and report of independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this Prospectus.
38	PGIM Jennison Equity Opportunity Fund

Class A Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.89	$19.11	$18.46	$21.48	$19.56
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.08	0.14	0.12	0.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.42	3.21	1.97	(1.20)	2.63
Total from investment operations	2.56	3.29	2.11	(1.08)	2.68
Less Dividends and Distributions:
Dividends from net investment income	(0.19)	(0.16)	(0.13)	(0.04)	(0.04)
Distributions from net realized gains	(2.64)	(1.35)	(1.33)	(1.90)	(0.72)
Total dividends and distributions	(2.83)	(1.51)	(1.46)	(1.94)	(0.76)
Net asset value, end of year	$20.62	$20.89	$19.11	$18.46	$21.48
Total Return(b):	13.39%	17.80%	12.14%	(5.38)%	14.00%

Ratios/Supplemental Data:
Net assets, end of year (000)	$229,733	$229,043	$226,889	$245,320	$303,859
Average net assets (000)	$233,106	$231,082	$235,287	$290,318	$291,978
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.06%	1.09%	1.07%	1.10%	1.07%
Expenses before waivers and/or expense reimbursement	1.06%(d)	1.09%	1.07%	1.10%	1.07%
Net investment income (loss)	0.72%	0.39%	0.78%	0.59%	0.26%
Portfolio turnover rate(e)	59%	49%	59%	69%	47%
(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying funds in which the Series invests.
(d) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e) The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.
Visit our website at www.pgiminvestments.com	39

Class B Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.48	$16.24	$15.90	$18.86	$17.33
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.05)	0.01	(0.02)	(0.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.99	2.70	1.68	(1.04)	2.33
Total from investment operations	1.96	2.65	1.69	(1.06)	2.25
Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.06)	(0.02)	–	–
Distributions from net realized gains	(2.64)	(1.35)	(1.33)	(1.90)	(0.72)
Total dividends and distributions	(2.72)	(1.41)	(1.35)	(1.90)	(0.72)
Net asset value, end of year	$16.72	$17.48	$16.24	$15.90	$18.86
Total Return(b):	12.35%	16.91%	11.34%	(6.04)%	13.30%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,877	$6,213	$7,429	$8,997	$13,049
Average net assets (000)	$5,673	$7,088	$8,184	$11,632	$13,038
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.03%	1.79%	1.77%	1.80%	1.77%
Expenses before waivers and/or expense reimbursement	2.19%(d)	1.79%	1.77%	1.80%	1.77%
Net investment income (loss)	(0.18)%	(0.30)%	0.08%	(0.10)%	(0.43)%
Portfolio turnover rate(e)	59%	49%	59%	69%	47%
(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying funds in which the Series invests.
(d) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e) The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.
40	PGIM Jennison Equity Opportunity Fund

Class C Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.48	$16.24	$15.89	$18.86	$17.33
Income (loss) from investment operations:
Net investment income (loss)	–(b)	(0.05)	0.01	(0.02)	(0.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.99	2.70	1.69	(1.05)	2.33
Total from investment operations	1.99	2.65	1.70	(1.07)	2.25
Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.06)	(0.02)	–	–
Distributions from net realized gains	(2.64)	(1.35)	(1.33)	(1.90)	(0.72)
Total dividends and distributions	(2.72)	(1.41)	(1.35)	(1.90)	(0.72)
Net asset value, end of year	$16.75	$17.48	$16.24	$15.89	$18.86
Total Return(c):	12.61%	16.91%	11.41%	(6.10)%	13.30%

Ratios/Supplemental Data:
Net assets, end of year (000)	$32,765	$35,289	$37,229	$42,644	$48,927
Average net assets (000)	$34,589	$37,497	$40,176	$49,176	$42,781
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.78%	1.79%	1.77%	1.80%	1.77%
Expenses before waivers and/or expense reimbursement	1.78%(e)	1.79%	1.77%	1.80%	1.77%
Net investment income (loss)	0.01%	(0.31)%	0.08%	(0.10)%	(0.44)%
Portfolio turnover rate(f)	59%	49%	59%	69%	47%
(a) Calculated based on average shares outstanding during the year.
(b) Less than $0.005 per share.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d) Does not include expenses of the underlying funds in which the Series invests.
(e) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(f) The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.
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Class R Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.63	$17.21	$16.76	$19.69	$17.99
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.03	0.09	0.07	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.12	2.87	1.79	(1.10)	2.42
Total from investment operations	2.17	2.90	1.88	(1.03)	2.43
Less Dividends and Distributions:
Dividends from net investment income	(0.15)	(0.13)	(0.10)	–(b)	(0.01)
Distributions from net realized gains	(2.64)	(1.35)	(1.33)	(1.90)	(0.72)
Total dividends and distributions	(2.79)	(1.48)	(1.43)	(1.90)	(0.73)
Net asset value, end of year	$18.01	$18.63	$17.21	$16.76	$19.69
Total Return(c):	12.85%	17.49%	11.98%	(5.59)%	13.81%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,424	$5,382	$5,880	$6,430	$8,188
Average net assets (000)	$4,542	$5,859	$6,281	$7,693	$6,569
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.53%	1.29%	1.27%	1.30%	1.27%
Expenses before waivers and/or expense reimbursement	1.84%(e)	1.54%	1.52%	1.55%	1.52%
Net investment income (loss)	0.26%	0.19%	0.57%	0.39%	0.07%
Portfolio turnover rate(f)	59%	49%	59%	69%	47%
(a) Calculated based on average shares outstanding during the year.
(b) Less than $0.005 per share.
(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d) Does not include expenses of the underlying funds in which the Series invests.
(e) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(f) The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.
42	PGIM Jennison Equity Opportunity Fund

Class Z Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$21.68	$19.78	$19.06	$22.12	$20.11
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.14	0.20	0.19	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.52	3.32	2.04	(1.25)	2.70
Total from investment operations	2.73	3.46	2.24	(1.06)	2.82
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.21)	(0.19)	(0.10)	(0.09)
Distributions from net realized gains	(2.64)	(1.35)	(1.33)	(1.90)	(0.72)
Total dividends and distributions	(2.89)	(1.56)	(1.52)	(2.00)	(0.81)
Net asset value, end of year	$21.52	$21.68	$19.78	$19.06	$22.12
Total Return(b):	13.74%	18.11%	12.49%	(5.10)%	14.38%

Ratios/Supplemental Data:
Net assets, end of year (000)	$137,027	$124,480	$102,564	$147,716	$194,498
Average net assets (000)	$131,155	$115,507	$123,372	$177,458	$161,815
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.76%	0.79%	0.77%	0.80%	0.77%
Expenses before waivers and/or expense reimbursement	0.76%(d)	0.79%	0.77%	0.80%	0.77%
Net investment income (loss)	0.99%	0.70%	1.06%	0.90%	0.57%
Portfolio turnover rate(e)	59%	49%	59%	69%	47%
(a) Calculated based on average shares outstanding during the year.
(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying funds in which the Series invests.
(d) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e) The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.
Visit our website at www.pgiminvestments.com	43

Class R6 Shares
	Year Ended September 30,			November 25, 2014(a) through September 30, 2015
	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$21.70	$19.80	$19.09	$22.73
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.17	0.23	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.52	3.31	2.03	(1.82)
Total from investment operations	2.74	3.48	2.26	(1.64)
Less Dividends and Distributions:
Dividends from net investment income	(0.27)	(0.23)	(0.22)	(0.10)
Distributions from net realized gains	(2.64)	(1.35)	(1.33)	(1.90)
Total dividends and distributions	(2.91)	(1.58)	(1.55)	(2.00)
Net asset value, end of period	$21.53	$21.70	$19.80	$19.09
Total Return(c):	13.80%	18.21%	12.61%	(7.49)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$18,870	$17,438	$16,766	$16,611
Average net assets (000)	$18,366	$16,981	$16,698	$17,054
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.72%	0.66%	0.66%	0.66%(e)
Expenses before waivers and/or expense reimbursement	0.72%(f)	0.66%	0.66%	0.66%(e)
Net investment income (loss)	1.04%	0.81%	1.20%	1.01%(e)
Portfolio turnover rate(g)	59%	49%	59%	69%(h)
(a) Commencement of offering.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d) Does not include expenses of the underlying funds in which the Series invests.
(e) Annualized.
(f) Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(g) The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.
(h) Not annualized.
44	PGIM Jennison Equity Opportunity Fund

GLOSSARY
FUND INDEXES
S&P 500 Index. The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses.
Lipper Customized Blend Funds Average. The Lipper Customized Blend Funds Average is a blend of the average return of all mutual funds in the Lipper Multi-Cap Core Funds and Lipper Multi-Cap Value Funds categories. Returns do not include the effect of any sales charges or taxes. Returns would be lower if sales charges or taxes were reflected.
Lipper Multi-Cap Core Funds Average. The Lipper Multi-Cap Core Funds Average is based on the average return of all mutual funds in the Lipper Multi-Cap Core Funds universe. Returns do not include the effect of any sales charges or taxes. The returns would be lower if they included the effect of sales charges or taxes.
Visit our website at www.pgiminvestments.com	45

APPENDIX A: WAIVERS AND DISCOUNTS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (CDSC) waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares through the applicable intermediary to receive these waivers or discounts.
Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, as applicable, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■	Shares purchased by or through a 529 Plan, if applicable
■	Shares purchased through a Merrill Lynch affiliated investment advisory program
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
■	Shares of funds purchased through the Merrill Edge Self-Directed platform
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on Class A, B and C Shares available at Merrill Lynch
■	Death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in this prospectus
■	Return of excess contributions from an IRA Account
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2
■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
■	Shares acquired through a Right of Reinstatement
■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
■	Breakpoints as described in this prospectus
■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
46

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
Morgan Stanley Wealth Management
Effective July 1, 2018 shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and be more limited than those disclosed elsewhere in this Fund's prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
■	Shares purchased through a Morgan Stanley self-directed brokerage account
■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial
Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.
■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
■	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father,
47

grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
■	Shares purchased in an investment advisory program.
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
■	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A, B and C shares available at Raymond James
■	Death or disability of the shareholder.
■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
■	Return of excess contributions from an IRA Account.
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund’s prospectus.
■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
■	Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation
■	Breakpoints as described in this prospectus.
■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
48

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FOR MORE INFORMATION Please read this Prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
■ MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 ■ WEBSITE www.pgiminvestments.com	■ TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the US)

■ E-DELIVERY
To receive your mutual fund documents on-line, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

The Annual and Semi-Annual Reports and the SAI contain additional information about the Fund. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.
■ STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) ■ SEMI-ANNUAL REPORT	■ ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

You can also obtain copies of Fund documents, including the SAI, from the Securities and Exchange Commission as follows (the SEC charges a fee to copy documents):
■ ELECTRONIC REQUEST publicinfo@sec.gov	■ VIA THE INTERNET on the EDGAR Database at www.sec.gov

PGIM Jennison Equity Opportunity Fund
Share Class	A	B	C	R	Z	R6
NASDAQ	PJIAX	PJIBX	PJGCX	PJORX	PJGZX	PJOQX
CUSIP	74437E503	74437E602	74437E701	74437E644	74437E800	74437E552
MF172STAT	The Fund's Investment Company Act File No. 811-07343

PGIM INVESTMENTS | Bringing you the investment managers of Prudential Financial, Inc.
The Prudential Investment Portfolios, Inc.
STATEMENT OF ADDITIONAL INFORMATION  |  November 29, 2018
This Statement of Additional Information (SAI) of the Prudential Investment Portfolios, Inc. (the “Company”) is not a prospectus and should be read in conjunction with the prospectus of each of the funds (each, a “Fund” and collectively, the “Funds”) which comprise the Company. The current Prospectus for each Fund is dated November 29, 2018. Each Fund’s Prospectus can be obtained, without charge, by calling (800) 225-1852 or by writing to Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, RI 02940. This SAI has been incorporated by reference into each Fund’s current prospectus. The Funds that comprise the Company are listed on this front cover.
Each Fund's audited financial statements are incorporated into this SAI by reference to each Fund’s 2018 Annual Report (File No. 811-07343). You may request a copy of the Annual Report at no charge by calling (800) 225-1852 between 8:30 a.m. and 5:00 p.m. Eastern time on any business day.
PGIM BALANCED FUND
A: PIBAX	B: PBFBX	C: PABCX	R: PALRX	Z: PABFX	R6: PIBQX

PGIM JENNISON GROWTH FUND
A: PJFAX	B: PJFBX	C: PJFCX	R: PJGRX	Z: PJFZX	R2: PJFOX	R4: PJFPX	R6: PJFQX

PGIM JENNISON EQUITY OPPORTUNITY FUND
A: PJIAX	B: PJIBX	C: PJGCX	R: PJORX	Z: PJGZX	R6: PJOQX

PGIM CONSERVATIVE ALLOCATION FUND
A: JDUAX	B: JDABX	C: JDACX	R: JDARX	Z: JDAZX	R6: JDAQX

PGIM MODERATE ALLOCATION FUND
A: JDTAX	B: JDMBX	C: JDMCX	R: JMARX	Z: JDMZX	R6: JDTQX

PGIM GROWTH ALLOCATION FUND
A: JDAAX	B: JDGBX	C: JDGCX	R: JGARX	Z: JDGZX	R6: JDGQX
To enroll in e-delivery, go to pgiminvestments.com/edelivery
MF172B

3	PART I
3	INTRODUCTION
3	GLOSSARY
4	FUND CLASSIFICATION, INVESTMENT Objectives & POLICIES
5	INVESTMENT RISKS AND CONSIDERATIONS
31	INVESTMENT RESTRICTIONS
36	INFORMATION ABOUT BOARD MEMBERS AND OFFICERS
44	MANAGEMENT & ADVISORY ARRANGEMENTS
60	OTHER SERVICE PROVIDERS
61	DISTRIBUTION OF FUND SHARES
68	COMPUTATION OF OFFERING PRICE PER SHARE
68	PORTFOLIO TRANSACTIONS & BROKERAGE
71	ADDITIONAL INFORMATION
74	PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS
84	FINANCIAL STATEMENTS
85	PART II
85	PURCHASE, REDEMPTION AND PRICING OF FUND SHARES
90	NET ASSET VALUE
92	SHAREHOLDER SERVICES
94	TAXES, DIVIDENDS AND DISTRIBUTIONS
102	DISCLOSURE OF PORTFOLIO HOLDINGS
104	PROXY VOTING
105	CODES OF ETHICS
105	APPENDIX I: PROXY VOTING POLICIES OF THE SUBADVISERS
110	APPENDIX II: DESCRIPTIONS OF SECURITY RATINGS

PART I
INTRODUCTION
This SAI sets forth information about the Company and its Funds. It provides information about certain of the securities, instruments, policies and strategies that are used by the Funds in seeking to achieve their objectives. This SAI also provides additional information about the Company's Board of Directors, the advisory services provided to and the management fees paid by each of the Funds, information about other fees paid by and services provided to the Funds, and other information about the Funds.
Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI:
GLOSSARY
Term	Definition
1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
1940 Act Laws, Interpretations and Exemptions	Exemptive order, SEC release, no-action letter or similar relief or interpretations, collectively
ADR	American Depositary Receipt
ADS	American Depositary Share
Board	Fund’s Board of Directors or Trustees
Board Member	A trustee or director of the Fund’s Board
CEA	Commodity Exchange Act, as amended
CFTC	US Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
CMO	Collateralized Mortgage Obligation
ETF	Exchange-Traded Fund
EDR	European Depositary Receipt
Fannie Mae	Federal National Mortgage Association
FDIC	Federal Deposit Insurance Corporation
Fitch	Fitch Ratings, Inc.
Freddie Mac	Federal Home Loan Mortgage Corporation
GDR	Global Depositary Receipt
Ginnie Mae	Government National Mortgage Association
IPO	Initial Public Offering
IRS	Internal Revenue Service
LIBOR	London Interbank Offered Rate
Manager or PGIM Investments	PGIM Investments LLC
Moody’s	Moody’s Investors Service, Inc.
NASDAQ	National Association of Securities Dealers Automated Quotations System
NAV	Net Asset Value
NRSRO	Nationally Recognized Statistical Rating Organization
NYSE	New York Stock Exchange
OTC	Over the Counter
Prudential	Prudential Financial, Inc.
PMFS	Prudential Mutual Fund Services LLC
QPTP	“Qualified publicly traded partnership” as the term is used in the Internal Revenue Code of 1986, as amended
REIT	Real Estate Investment Trust
RIC	Regulated Investment Company, as the term is used in the Internal Revenue Code of 1986, as amended
S&P	S&P Global Ratings

Term	Definition
SEC	US Securities & Exchange Commission
World Bank	International Bank for Reconstruction and Development
FUND CLASSIFICATION, INVESTMENT Objectives & POLICIES
The Company is an open-end, management investment company consisting of the following six series:
■	PGIM Balanced Fund (Balanced Fund)
■	PGIM Jennison Growth Fund (Growth Fund)
■	PGIM Jennison Equity Opportunity Fund (Equity Opportunity Fund)
■	PGIM Conservative Allocation Fund (Conservative Allocation Fund)
■	PGIM Moderate Allocation Fund (Moderate Allocation Fund)
■	PGIM Growth Allocation Fund (Growth Allocation Fund)
Balanced Fund, Growth Fund and Equity Opportunity Fund are each diversified funds, and may each be referred to herein as a “Fund,” and collectively as the “Funds.” Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund are each non-diversified funds. Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund are each referred to herein as an “Asset Allocation Fund,” and collectively, as the “Asset Allocation Funds.”
Collectively, the Funds and the Asset Allocation Funds are referred to herein as the “Funds.”
Balanced Fund. The investment objective of the Balanced Fund is to seek income and long-term growth of capital. The Balanced Fund seeks to achieve this objective by investing in a portfolio of equity, fixed-income and money market securities that is actively managed to capitalize on opportunities created by perceived misvaluation.
Growth Fund. The investment objective of the Growth Fund is long-term growth of capital. The Growth Fund seeks to achieve this objective by investing primarily in equity and equity-related securities of established companies with above-average growth prospects. Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment.
Equity Opportunity Fund. The investment objective of the Equity Opportunity Fund is long-term growth of capital. The Equity Opportunity Fund seeks to achieve this objective by investing at least 80% of its investable assets in equity and equity-related securities of established companies with growth prospects believed by the Fund to be under-appreciated by the market.
Asset Allocation Funds. The investment objective of the Conservative Allocation Fund is current income and a reasonable level of capital appreciation. The investment objective of the Moderate Allocation Fund is capital appreciation and a reasonable level of current income. The investment objective of the Growth Allocation Fund is long-term capital appreciation. Each Asset Allocation Fund seeks to achieve its objective by investing in a combination of mutual funds in the PGIM fund family (each, an Underlying Fund). Funds like the Asset Allocation Funds are typically referred to as “Funds of Funds” because they invest in other mutual funds. The Asset Allocation Funds may also invest directly in US Government securities and may invest in money market instruments for cash management purposes or when assuming a defensive position.
Because each Asset Allocation Fund will invest a substantial portion of its assets in the Underlying Funds, each Asset Allocation Fund's investment performance is directly related to the investment performance of the Underlying Funds in which it invests. The ability of an Asset Allocation Fund to realize its investment objective will depend upon the extent to which the Underlying Funds realize their respective objectives. A detailed description of the types of instruments in which each Underlying Fund is permitted to invest and related risks is provided in each Underlying Fund's Prospectus and Statement of Additional Information, which are available free of charge by calling 1-800-225-1852. More information about the types of instruments in which the Asset Allocation Funds are permitted to invest through their investments in the Underlying Funds is set forth below.
The Funds’ investment objectives are fundamental policies.
The principal investment policies and strategies of the Funds are described in their Prospectuses. In addition, each Fund may from time to time use the securities, instruments, policies and strategies that are further discussed with respect to each Fund in the following section, entitled “Investment Risks and Considerations,” in seeking to achieve their objectives. Each Fund also may invest from time to time in certain types of investments and strategies that are either not discussed or are not identified below as relating to one of the Funds.

The Prudential Investment Portfolios, Inc.    4

Set forth below are specific limitations or restrictions which are applicable to the Balanced Fund's investments discussed in the following section:
■	Balanced Fund may invest up to 15% of its investable assets in credit-linked securities.
■	Balanced Fund may commit up to 33 1⁄3% of the value of its total assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements.
INVESTMENT RISKS AND CONSIDERATIONS
Set forth below are descriptions of some of the types of investments and investment strategies that the Funds may use and the risks and considerations associated with those investments and investment strategies. This section also describes the types of investments and investment strategies that the Asset Allocation Funds may use through their investments in the Underlying Funds. Please also see the Prospectus of each Fund and the “Fund Classification, Investment Objectives & Policies” section of this SAI. As used in the following section, unless otherwise noted, the term “Fund” includes each of the Funds which comprise the Company.
BORROWING AND LEVERAGE. Unless noted otherwise, the Fund may borrow up to 33 1⁄3% of the value of its total assets (calculated at the time of the borrowing). A Fund may pledge up to 33 1⁄3% of its total assets to secure these borrowings. If the Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the NAV of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the NAV of the Fund’s shares will decrease faster than would otherwise be the case. This is the speculative factor known as “leverage.” In addition, the Fund may use certain investment management techniques (collectively, “effective leverage”), such as certain derivatives, that may provide leverage and are not subject to the borrowing limitation noted above.
A Fund may borrow from time to time, at the discretion of the subadviser, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the subadviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. A Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the NAV of Fund shares and in the yield on the Fund. Unless otherwise stated, the Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements.
CONVERTIBLE SECURITIES. A Fund may invest in convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.
The characteristics of convertible securities make them appropriate investments for an investment company seeking long-term capital appreciation and/or total return. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.
In analyzing convertible securities, the subadviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.
Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in US dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, the Fund is authorized to enter into foreign currency hedging transactions in which the Fund may seek to reduce the effect of such fluctuations.
Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.
To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.
Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a “Cash-Settled Convertible”), (ii) a combination of separate securities chosen by the subadviser in order to create the economic characteristics of a convertible security, i.e., a fixed-income security paired with a security with equity conversion features, such as an option or warrant (a “Manufactured Convertible”) or (iii) a synthetic security manufactured by another party.
Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the subadviser by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed-income (“fixed-income component”) or a right to acquire equity securities (“convertibility component”). The fixed-income component is achieved by investing in nonconvertible fixed-income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.
A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.
More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the subadviser may combine a fixed-income instrument and an equity feature with respect to the stock of the issuer of the fixed-income instrument to create a synthetic convertible security otherwise unavailable in the market. The subadviser may also combine a fixed-income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the subadviser believes such a Manufactured Convertible would better promote the Fund’s objective(s) than alternate investments. For example, the subadviser may combine an equity feature with respect to an issuer's stock with a fixed-income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a US Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The Prudential Investment Portfolios, Inc.    6

The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event the Fund created a Manufactured Convertible by combining a short-term US Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed-income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.
PREFERRED SECURITIES. There are two basic types of preferred securities, traditional preferred securities and hybrid or trust preferred securities. Traditional preferred securities may be issued by an entity taxable as a corporation and pay fixed or floating rate dividends. However, these claims are subordinated to more senior creditors, including senior debt holders. “Preference” means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. Preferred securities share many investment characteristics with both common stocks and bonds.
Hybrid preferred securities are debt instruments that have characteristics similar to those of traditional preferred securities (characteristics of both subordinated debt and preferred stock). Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing instruments with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated business trusts or similarly structured securities. The hybrid preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid preferred holders generally have claims to assets in a corporate liquidation that are senior to those of traditional preferred securities but subordinate to those of senior debt holders. Certain subordinated debt and senior debt issues that have preferred characteristics are also considered to be part of the broader preferred securities market.
Preferred securities may be issued by trusts (likely one that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company) or other special purpose entities established by operating companies, and are therefore not direct obligations of operating companies. The financial institution creates the trust and owns the trust's common securities. The trust uses the sale proceeds of its preferred securities to purchase, for example, subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure may be that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a fund, to sell their holdings. The condition of the financial institution can be looked at to identify the risks of trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a fund.
Preferred securities include traditional preferred securities, hybrid preferred securities, $25 par hybrid preferred securities, U.S. dividend received deduction (“DRD”) preferred stock, fixed rate and floating rate adjustable preferred securities, step-up preferred securities, public and 144A $1000 par capital securities including U.S. agency subordinated debt issues, tier 2 fixed and floating rate capital securities, alternative tier 1 securities, contingent capital notes (“CoCos”), contingent convertible instruments, trust originated preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, public income notes, and other trust preferred securities.
CORPORATE/BANK LOANS. Commercial banks and other financial institutions make loans to companies that need capital to grow or restructure. These loans may be variously referred to as corporate loans, bank loans, or bank floating rate loans (“corporate loans”). Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the LIBOR or the prime rate of US banks. As a result, the value of corporate loan investments is generally responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a

“syndicate.” The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment, or there might be a delay in the Fund’s recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.
As in the case of junk bonds, the corporate loans in which the Fund may invest can be expected to provide higher yields than higher-rated fixed-income securities but may be subject to greater risk of loss of principal and interest. There are, however, some significant differences between corporate loans and junk bonds. Corporate loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loans will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a US bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for corporate loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.
The Fund may acquire interests in corporate loans by means of a novation, assignment or participation. In a novation, the Fund would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, the Fund may purchase an assignment, in which case the Fund may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution's rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.
The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Floating rate loans are especially subject to liquidity and settlement risk due to the fact that they can take more than seven days to settle. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds within the allowable time periods stated in the Prospectus. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the investment subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-US issuers, the risks of investing in non-US issuers are applicable.
Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.
CYBER SECURITY RISK. With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Fund is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and

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occurrences. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches, whether deliberate or unintentional, arising from the Fund’s third-party service providers (e.g., custodians, financial intermediaries, transfer agents), subadviser, shareholder usage of unsecure systems to access personal accounts, as well as breaches suffered by the issuers of securities in which the Fund invests, may cause significant disruptions in the business operations of the Fund. Potential impacts may include, but are not limited to, potential financial losses for the Fund and the issuers’ securities, the inability of shareholders to conduct transactions with the Fund, an inability of the Fund to calculate NAV, and disclosures of personal or confidential shareholder information.
In addition to direct impacts on Fund shareholders, cyber security failures by the Fund and/or its service providers and others may result in regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs to the Fund, and reputational damage. A Fund may incur reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. A Fund may also incur considerable expenses in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although the Fund and its service providers and subadviser may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Fund cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the subadviser, and the issuers in which the Fund invests.
DEBT SECURITIES. A Fund may invest in debt securities, such as bonds, that involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund’s investment in that issuer. Credit risk is reduced to the extent the Fund invests its assets in US Government securities. Certain debt securities, however, may be subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. A Fund may face a heightened level of interest rate risk since the US Federal Reserve Board has ended its quantitative easing program and may continue to raise rates. A Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
DEPOSITARY RECEIPTS. A Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs and ADSs are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the US securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.
A Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted or exchanged.
DERIVATIVES. A Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. A Fund may use derivatives for hedging purposes. A Fund may also use derivatives to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. A Fund may not use any derivative to gain exposure to an asset or class of assets that the Fund would be prohibited by its investment restrictions from purchasing directly.
A discussion of the risk factors relating to derivatives is set out in the sub-section entitled “Risk Factors Involving Derivatives.”
RISK FACTORS INVOLVING DERIVATIVES. Derivatives are volatile and involve significant risks, including:
Counterparty Risk—the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.
Currency Risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in US dollar terms) of an investment.
Leverage Risk—the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Regulatory Risk—the risk that new regulation of derivatives may make them more costly, may limit their availability, or may otherwise affect their value or performance.
The use of derivatives for hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.
A Fund intends to enter into transactions involving derivatives only if there appears to be a liquid market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.
Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities or cash and cash equivalents with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC, CFTC and the relevant exchange). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.
ADDITIONAL RISK FACTORS OF OTC TRANSACTIONS; LIMITATIONS ON THE USE OF OTC DERIVATIVES. Certain derivatives traded in OTC markets, including indexed securities, certain swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. A Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the subadviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.
Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations. A Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

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FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and specified future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or to seek to enhance returns. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution.
A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. A Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.
EXCHANGE-TRADED FUNDS. The Fund may invest in ETFs. ETFs, which may be unit investment trusts or open-end management investment companies, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs may also be actively managed. ETFs provide another means, in addition to futures and options on indexes, of including exposure to global equities, global bonds, commodities and currencies markets in the Fund’s investment portfolio. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such ETF.
EXCHANGE-TRADED NOTES. Exchange-traded notes (ETNs) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.
An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities, or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede the ETN's ability to track its index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their NAV.
This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index (or other reference asset) that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.
FOREIGN INVESTMENTS. A Fund may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and US dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.
Foreign Market Risk. Foreign securities offer the potential for more diversification than if the Fund invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities in the United States. However, such investments involve special risks not present in US investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.
Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.
Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the US dollar. Changes in foreign currency exchange rates will affect the value of the Fund’s portfolio. Generally, when the US dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer US dollars. Conversely, when the US dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more US dollars. This risk, generally known as “currency risk,” means that a stronger US dollar will reduce returns for US investors while a weak US dollar will increase those returns.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less rigorously than the United States. Some countries may not have laws to protect investors comparable to the US securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as US accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.
Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of US investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or there is a delay in settling a purchase of securities, the Fund may miss attractive investment opportunities and certain assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or there is a delay in settling a sale of securities, the Fund may lose money if the value of the security then declines or, if there is a contract to sell the security to another party, the Fund could be liable to that party for any losses incurred.
Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.
RECENT EVENTS IN EUROPEAN COUNTRIES. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

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HEDGING. Hedging is a strategy in which a derivative or security is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option.
There can be no assurance that the Fund’s hedging strategies will be effective or that hedging transactions will be available to the Fund. A Fund is not required to engage in hedging transactions and the Fund may choose not to do so from time to time.
ILLIQUID OR RESTRICTED SECURITIES. A Fund may invest in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. A Fund may invest in securities that are not registered (restricted securities) under the 1933 Act. A Fund is subject to a maximum of 15% of net assets invested in illiquid securities.
Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.
A Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. The Board has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Board. The Board has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will continue to develop, the Board will carefully monitor the Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.
INVESTMENT IN OTHER INVESTMENT COMPANIES. A Fund may invest in other investment companies, including ETFs. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in securities of any single investment company.
Notwithstanding the limits discussed above, the Fund may invest in other investment companies outside of these limits, provided that the Fund complies with the applicable provisions of Rules 12d1-1, 12d1-2 and 12d1-3 promulgated by the SEC under the 1940 Act or otherwise permitted by the 1940 Act Laws, Interpretations and Exemptions.

As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares in other investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, their proportionate shares of the expenses of such investment companies (including management and advisory fees).
JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by a NRSRO or are unrated securities that the subadviser believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks of junk bond investments include the following:
■	Junk bonds are issued by less creditworthy issuers. These securities are vulnerable to adverse changes in the issuer's economic condition and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
■	The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations.
■	Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.
■	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.
■	Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.
■	Junk bonds may be less liquid than higher rated fixed-income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s portfolio securities than in the case of securities trading in a more liquid market.
■	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
MONEY MARKET INSTRUMENTS. A Fund may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of US banks, non-US government securities, certificates of deposit and short-term obligations issued or guaranteed by the US Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the US, their subsidiaries and non-US branches, by non-US banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and funding agreements issued by, US and non-US corporations.
MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed-income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by the Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, the likely rate of interest received will be lower than the rate on the security that was prepaid.
Mortgage-backed securities, including CMOs, can be collateralized by either fixed-rate mortgages or adjustable rate mortgages. Fixed-rate mortgage securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon fixed-rate mortgages. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae.
Generally, adjustable rate mortgage securities (ARMs) have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed-rate mortgage securities (FRMs) is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The

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amount of interest on an ARM is calculated by adding a specified amount, the “margin,” to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.
The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.
To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.
Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac and Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some federal agencies, such as Ginnie Mae, are guaranteed by the federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the US Treasury to meet their obligations. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.
Fannie Mae and Freddie Mac are stockholder-owned companies chartered by Congress. Fannie Mae and Freddie Mac guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States. In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship by their regulator, the Federal Housing Finance Agency. It is unclear what effect this conservatorship, which remains ongoing as of the date of this SAI, will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the US Government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises (GSEs) in the future.
The Fund may purchase certain mortgage-backed securities, the underlying investments of which consist of loans issued and/or serviced by an affiliated entity.
REAL ESTATE RELATED SECURITIES. Although the Fund may not invest directly in real estate, the Fund may invest in securities of issuers that are principally engaged in the real estate industry. Therefore, an investment by the Fund is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and unfavorable changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.
Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its federal income tax status as a RIC because of certain income source requirements applicable to regulated investment companies under the Code.

REAL ESTATE INVESTMENT TRUSTS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code affecting their tax status.
Tax reform legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends, but does not permit a RIC (such as a Fund) paying dividends attributable to such income to pass through this special treatment to its shareholders. Unless future legislation or regulatory guidance provides for a pass-through, investors in such a RIC will treat such distributions as ordinary dividend income, as under prior law, whereas a direct REIT investor would benefit from the special treatment.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage. A Fund’s investments in REITs may subject the Fund to duplicate management and/or advisory fees.
REPURCHASE AGREEMENTS. A Fund may invest in securities pursuant to repurchase agreements. A Fund will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Fund’s repurchase agreement procedures.
Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.
In the case of a repurchase agreement, as a purchaser, the Fund will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.
A Fund may participate in a joint repurchase agreement account with other investment companies managed by the Manager pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. A Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.
SECURITIES LENDING. Unless otherwise noted, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions subject to applicable regulatory requirements and guidance, including the requirements that: (1) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund; (2) the borrower pledge and maintain with the Fund collateral consisting of cash having at all times a value of not less than 102% of the value of the securities lent; and (3) the loan be

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made subject to termination by the Fund at any time. Securities Finance Trust Company (eSecLending) serves as securities lending agent for each Fund, and in that role administers the Fund’s securities lending program. As compensation for these services, eSecLending receives a portion of any amounts earned by the Fund through lending securities.
Cash collateral is invested in an affiliated prime money market fund and will be subject to market depreciation or appreciation. A Fund will be responsible for any loss that results from this investment of collateral. The affiliated prime money market fund in which cash collateral is invested may impose liquidity fees or temporary gates on redemptions if its weekly liquid assets fall below a designated threshold. If this were to occur, the Fund may lose money on its investment of cash collateral in the affiliated prime money market fund, or the Fund may not be able to redeem its investment of cash collateral in the affiliated prime money market fund, which might cause the Fund to liquidate other holdings in order to return the cash collateral to the borrower upon termination of a securities loan. These events could trigger adverse tax consequences for the Fund.
On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. In such situations, the Fund may sell the collateral and purchase a replacement investment in the market. There is a risk that the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.
During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities. Voting or consent rights which accompany loaned securities pass to the borrower. However, all loans may be terminated at any time to facilitate the exercise of voting or other consent rights with respect to matters considered to be material. A Fund bears the risk that there may be a delay in the return of the securities which may impair the Fund’s ability to exercise such rights.
SHORT SALES AND SHORT SALES AGAINST-THE-BOX. A Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Because making short sales in securities not owned by the Fund exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Fund makes short sales in securities that increase in value, the Fund will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at a desired price. Although the Fund’s gain is limited to the price at which the Fund sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. There is also a risk that a borrowed security will need to be returned to the broker/dealer on short notice. If the request for the return of a security occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that the Fund might be compelled, at the most disadvantageous time, to replace the borrowed security with a security purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.
A Fund has a short position in the securities sold short until it delivers to the broker/dealer the securities sold, at which time the Fund receives the proceeds of the sale. In addition, the Fund is required to pay to the broker/dealer the amount of any dividends or interest paid on shares sold short. A Fund will normally close out a short position by purchasing on the open market and delivering to the broker/dealer an equal amount of the securities sold short.
A Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration, must be segregated on the Fund’s records or with its Custodian.
SUPRANATIONAL ENTITIES. The Fund may invest in debt securities of supranational entities. Examples include the World Bank, the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.
TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. A Fund may temporarily invest without limit in money market instruments, including commercial paper of US corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the US Government, its agencies or its instrumentalities, as part of a temporary defensive strategy.

A Fund may invest in money market instruments to maintain appropriate liquidity to meet anticipated redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. A Fund also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Fund shares or during periods of portfolio restructuring.
WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.
WHEN-ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. A Fund may purchase or sell securities that the Fund is entitled to receive on a when-issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When delayed delivery securities are purchased, the price and interest rate are fixed at the time of purchase. When-issued, delayed delivery and forward commitment transactions all involve the purchase or sale of securities with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. A Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.
There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. A Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.
US GOVERNMENT SECURITIES. A Fund may invest in adjustable rate and fixed rate US Government securities. US Government securities are instruments issued or guaranteed by the US Treasury or by an agency or instrumentality of the US Government. US Government guarantees do not extend to the yield or value of the securities or the Fund’s shares. Not all US Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.
US Treasury securities include bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are direct obligations of the US Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.
Securities issued by agencies of the US Government or instrumentalities of the US Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of Ginnie Mae, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.
A Fund may also invest in component parts of US Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of US Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of US Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. A Fund may also invest in custodial receipts held by a third party that are not US Government securities.
FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and specified future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or to seek to enhance returns. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution.

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A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. A Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.
FUTURES. The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.
The sale of a futures contract limits the Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.
The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.
The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. The Fund may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.
The Fund may only write “covered” put and call options on futures contracts. The Fund will be considered “covered” with respect to a call option written on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the “covered” option and having an expiration date not earlier than the expiration date of the “covered” option, or if it holds segregated in an account with its custodian for the term of the option cash or other liquid assets at all times equal in value to the mark-to-market value of the futures contract on which the option was written. The Fund will be considered “covered” with respect to a put option written on a futures contract if the Fund owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the “covered” option, or if the Fund holds segregated in an account with its custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its futures custody manager or as otherwise permitted by applicable law with respect to such option). There is no limitation on the amount of the Fund’s assets that can be segregated. Segregation requirements may impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the Fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.
The Manager has filed a notice of exclusion from registration as a “commodity pool operator” with respect to the Fund under CFTC Rule 4.5 and, therefore, is not subject to registration or regulation with respect to the Fund under the CEA. In order for the Manager to claim exclusion from registration as a “commodity pool operator” under the CEA, the Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles). Under this exclusion, the Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.
SWAP AGREEMENTS. The Fund may enter into swap transactions, including, but not limited to, equity, interest rate, index, credit default, total return and, to the extent that it invests in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, the Fund may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap transactions are a type of derivative. Derivatives are further discussed in the sub-sections entitled “Derivatives” and “Risk Factors Involving Derivatives.”
Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index or other investments or instruments. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.
To the extent that the Fund enters into swaps on other than a net basis, the segregated amount maintained will be the full amount of the Fund’s obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the subadviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps only with counterparties meeting certain creditworthiness standards (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines approved by the Board).
Some swaps will be subject to mandatory or optional clearing through derivatives clearing organizations. While this is expected to better protect collateral, margin and other applicable requirements may increase the financial and operational costs for such transactions.
Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the Fund may not be able to enter into swaps that meet its investment needs. The Fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Fund will assume the risk that the clearinghouse may be unable to perform its obligations. The Fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the Fund to post margin and the broker may require the Fund to post additional margin to secure the Fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than OTC transactions and may require the Fund to deposit larger amounts of margin. The Fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the Fund to terminate a derivatives position under certain circumstances. This may cause the Fund to lose money.
OPTIONS ON SECURITIES AND SECURITIES INDEXES.
TYPES OF OPTIONS. A Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an “index”), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.”

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CALL OPTIONS. A Fund may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.
A Fund may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and enter into closing purchase transactions with respect to certain of such options, provided such options are “covered,” as defined herein. A covered call option is an option in which the Fund owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its custodian), upon conversion or exchange of other securities currently held in its portfolio or with respect to which the Fund holds cash or other liquid assets segregated within the Fund’s account at the custodian or in a separate segregation account at the custodian. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against a decline in the price of the underlying security. Also, with respect to call options written by the Fund that are covered only by segregated portfolio securities, the Fund is exposed to the risk of loss equal to the amount by which the price of the underlying securities rises above the exercise price.
PUT OPTIONS. A Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Fund also may purchase uncovered put options.
A Fund may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered (as described above, covered options are secured by cash or other liquid assets held in a segregated account or the referenced security). A Fund will receive a premium for writing a put option, which increases the Fund’s return.
BALANCED FUND AND ASSET ALLOCATION FUNDS: ADDITIONAL INVESTMENTS & STRATEGIES
In addition to the types of investments and investment strategies discussed above, the Balanced Fund and the Asset Allocation Funds may also use the investments and investment strategies discussed below. As discussed above, the Asset Allocation Funds may from time to time use the instruments and strategies discussed in the “Investment Risks and Considerations” section in seeking to achieve their objectives, and are therefore exposed to the risks and considerations associated with those investments and investment strategies. In addition, through their investments in the Underlying Funds, the Asset Allocation Funds are exposed to the instruments and investment strategies of the Underlying Funds and therefore the risks and considerations associated with those investments and investment strategies, which are discussed below. As used in this section “Fund” refers to the Balanced Fund and each of the Asset Allocation Funds. “Fund” also refers to an Underlying Fund and “Manager” refers to the investment adviser or subadviser of an Underlying Fund. Please also see the Funds’ Prospectuses and the “Fund Classification, Investment Objectives & Policies” section of this SAI.
ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.
Asset-backed securities issued in the form of debt instruments include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many different types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CBOs and CLOs may charge management fees and administrative expenses.
For CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CBO or CLO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CBOs and CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs and CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CBOs and CLOs, allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Fund’s Prospectus (e.g., interest rate risk and default risk), CBOs and CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the possibility that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs or CLOs that are subordinate to other classes; and (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS. A Fund may enter into credit default swap agreements and similar agreements. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.
Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements and similar instruments only with counterparties that are rated investment grade quality by at least one credit rating agency at the time of entering into such transaction or whose creditworthiness is believed by the subadviser to be equivalent to such rating. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When acting as a seller of a credit default swap or a similar instrument, the Fund is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

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CREDIT-LINKED SECURITIES. Among the income producing securities in which the Fund may invest are credit-linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed-income markets. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.
Like an investment in a bond, investments in these credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
INVESTMENT IN EMERGING MARKETS. The Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or US governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected markets.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

TOTAL RETURN SWAP AGREEMENTS. A Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate NAV at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.
Segregation and other requirements pertaining to total return swap agreements are subject to change in the event of future changes in applicable laws or regulations. It is possible that any such changes in laws or regulations could require modifications to the operation of the Fund.
REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. See “Repurchase Agreements.” A Fund’s investments in these instruments are subject to the Fund’s restrictions on borrowing.
A Fund may enter into dollar rolls. In a dollar roll, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. A Fund will segregate cash or other liquid assets, marked to market daily, having a value equal to the obligations of the Fund in respect of dollar rolls.
Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities sold by the Fund but which the Fund is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.
ASSET ALLOCATION FUNDS: ADDITIONAL INVESTMENTS & STRATEGIES
As discussed above, the Asset Allocation Funds may from time to time use the instruments and strategies discussed in the “Investment Risks and Considerations” section in seeking to achieve their objectives, and are therefore exposed to the risks and considerations associated with those investments and investment strategies. In addition, through their investments in the Underlying Funds, the Asset Allocation Funds are exposed to the instruments and investments strategies of the Underlying Funds and therefore the risks and considerations associated with those investments and investment strategies, which are discussed below. As used in this section “Fund” refers to an Underlying Fund and “Manager” refers to the investment adviser or subadviser of an Underlying Fund.
ASSET-BASED SECURITIES. Certain Funds may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are sometimes referred to as “asset-based securities.” Certain Funds have no requirements as to the maturity or quality of the debt instruments they may buy, or as to market capitalization of the issuers of those instruments. If the asset-based security is backed by a bank letter of credit or other similar facility, the Manager may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset.

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The asset-based securities in which certain Funds may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold-related note with a seven-year maturity, payable at maturity at the greater of either $1,000 in cash or the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because certain Funds do not presently intend to invest directly in natural resource assets, such Funds would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.
CUSTODIAL RECEIPTS. Obligations issued or guaranteed as to principal and interest by the US Government, foreign governments or semi-governmental entities may be acquired by a Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds. Typically, custodial receipts have their unmatured interest coupons separated (“stripped”) by their holder. Having separated the interest coupons from the underlying principal of the government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. CATS and TIGRs are not considered US Government securities by the staff of the Securities and Exchange Commission (the “SEC” or “Commission”). Such notes and bonds are held in custody by a bank or a brokerage firm on behalf of the owners.
INDEXED AND INVERSE SECURITIES. Certain Funds may invest in securities the potential return of which is based on an index or interest rate. As an illustration, the Fund may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. The Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, the Fund may be required to pay substantial additional margin to maintain the position.)
INITIAL PUBLIC OFFERINGS. Certain Funds may invest in securities sold in IPOs. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking capital to expand, but can also be done by large privately-owned companies looking to become publicly traded. In an IPO, the issuer obtains the assistance of an underwriting firm, which helps it determine what type of security to issue (common or preferred), best offering price and time to bring it to market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Investing in IPOs entails risks. Importantly, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. It is difficult to predict what the stock will do on its initial day of trading and in the near future since there is often little historical data with which to analyze the company. Also, most IPOs are of companies going through a transitory growth period, and they are therefore subject to additional uncertainty regarding their future value.
MUNICIPAL SECURITIES. Municipal securities may include both taxable and tax-exempt investments. Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.
Certain Funds may invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain funds for various public purposes. These Funds may invest in municipal asset-backed securities, which are debt obligations, often issued through a trust or other investment vehicles that are backed by municipal debt obligations and accompanied by a liquidity facility. They may also invest in municipal securities with the right to resell such securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date. Such a right to resell is commonly referred to as a “put” or “tender option.”

Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the OTC market.
The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called “variable rate” obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby a Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of the Fund to maintain a stable net asset value (“NAV”) per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation.
Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow a Fund to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the Fund paid for them. Some floating rate and variable rate securities have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever is longer.
An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities.
PRECIOUS METAL-RELATED SECURITIES. Certain Funds may invest in the equity securities of companies that explore for, extract, process or deal in precious metals, e.g., gold, silver and platinum, and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company's precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.
The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.
SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.
While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. The Manager believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

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Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities to meet redemptions or otherwise may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Manager's judgment, such disposition is not desirable.
While the process of selection and continuous supervision by the Manager does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.
Small companies are generally little known to most individual investors although some may be dominant in their respective industries. The Manager believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. Certain Funds may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.
Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles. Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the federal government by means of price controls, regulations or litigation.
STRIPPED SECURITIES. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.
STRUCTURED NOTES / STRUCTURED SECURITIES. The Fund may invest in structured securities, including participation notes, structured notes, low exercise price warrants and other related instruments purchased by the Fund that are generally privately negotiated financial instruments where the interest or value of the structured security is linked to equity securities or equity indices or other instruments or indices (reference instruments). Issuers of structured securities include corporations and banks. Structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.
Structured securities differ from debt securities in several aspects. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference instrument. The terms of a structured security may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Fund. Receipt of the reference instrument is also, in certain circumstances, exchanged upon maturity of the security.
A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Also, caps can be placed on the amount of appreciation with regard to the reference instrument.

Structured securities may entail a greater degree of market risk because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities. The secondary market for structured securities could be illiquid, making them difficult to sell when the Fund determines to sell them. The possible lack of a liquid secondary market for structured securities and the resulting inability of the Fund to sell a structured security could expose the Fund to losses and could make structured securities more difficult for the Fund to value accurately.
Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.
UTILITY INDUSTRIES. Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held in a Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.
The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The subadviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The subadviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.
Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

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Certain Fund investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets for the Fund will increase.
The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The subadviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.
Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities' increased costs. The construction and operation of nuclear power facilities are subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.
The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution which is expected to be the least competitive and the more regulated part of the business may see higher ratings given the greater predictability of cash flow.
A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets,” which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, in anticipation of increasing competition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer's balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.
Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive, national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies which may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.

Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Manager, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.
Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the Manager, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. The Manager believes that favorable investment opportunities may result from consolidation of this segment. As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.
YANKEE OBLIGATIONS. Yankee obligations are US dollar-denominated debt securities of foreign corporations issued in the United States and US dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. These include, among others, the Province of Ontario and the City of Tokyo.
ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.
A Fund accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.
In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in a Fund’s portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, a Fund required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in a Fund’s exposure to such securities.

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INVESTMENT RESTRICTIONS
The Funds have each adopted the restrictions listed below as fundamental policies. Under the 1940 Act, a fundamental policy is one that cannot be changed without the approval of the holders of a majority of each Fund’s outstanding voting securities. A “majority of each Fund’s outstanding voting securities,” when used in this SAI, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.
Each of the Balanced Fund, the Growth Fund and the Equity Opportunity Fund may not:
1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).
2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to its Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.
3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.
5. Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the US Government, its agencies or instrumentalities.
6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.
7. Each Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.
For purposes of Investment Restriction 1, each Fund will currently not purchase any security (other than obligations of the US Government, its agencies or instrumentalities) if as a result, with respect to 75% of a Fund’s total assets, (i) more than 5% of the Fund’s total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.  With respect to the remaining 25% of its total assets, a Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, a Fund cannot change its classification from diversified to non-diversified without shareholder approval.
With respect to Investment Restriction 2 above, the 1940 Act permits each Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (A Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires each Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that a Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Investment Restriction 2 will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.  In addition, Investment Restriction 2 will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, the posting of initial or variation margin or a Fund’s deferred compensation arrangements with the Directors.
Investment Restriction 3 prohibits each Fund from buying or selling real estate.  Each Fund may invest in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages and mortgage participations) that are secured by real estate or interests therein, or REIT securities.  Each Fund may exercise rights relating to real estate securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
Investment Restriction 4 prohibits each Fund from buying or selling physical commodities (such as oil or grains) or contracts involving physical commodities.  A Fund may purchase and sell derivative, hedging and similar instruments such as financial futures contracts and options thereon (such as futures or options on market indexes, currencies, interest rates or some other benchmark, and swap agreements) and securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts.  In addition, a Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.
With respect to Investment Restriction 5 relating to concentration, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in Investment Restriction 5 will be interpreted to refer to concentration as that term may be interpreted from time to time. Investment without limit in securities of the US Government and its agencies or instrumentalities is permitted by the restriction.  Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. In addition, although each Fund does not concentrate its investments in a particular industry or group of industries, it may, for temporary defensive purposes, do so. If this occurs, a Fund would, on a temporary basis, be subject to risks that may be unique or pronounced relating to a particular industry or group of industries. These risks could include greater sensitivity to inflationary pressures or supply and demand for a particular product or service.
For purposes of Investment Restriction 5, the PGIM Jennison Growth Fund and the PGIM Jennison Equity Opportunity Fund each rely on the “industry” classification of the Global Industry Classification System (GICS), published by S&P, when applying this 25% limit. Each Fund's reliance on the classification system is not a fundamental policy of the Fund and, therefore, can be changed without shareholder approval.
Investment Restriction 6 prohibits each Fund from acting as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.  A fund engaging in transactions involving disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. A Fund may purchase restricted securities without limit (except to the extent that restricted securities are subject to the limitation on investment in illiquid securities).
For purposes of Investment Restriction 7, each Fund may currently lend up to 33 1⁄3% of the value of its total assets.

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With respect to Investment Restriction 7, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) Investment Restriction 7 permits a Fund to lend its portfolio securities. While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected. Investment Restriction 7 also permits a Fund to make loans of money, including loans of money to other PGIM Funds pursuant to an SEC order for exemptive relief.  Investment Restriction 7 will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans.
Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy.
Each Fund’s fundamental investment restrictions will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a restriction provides that an investment practice may be conducted as permitted by the 1940 Act, the restriction will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
Each Asset Allocation Fund may not:
1. Issue senior securities or borrow money or pledge its assets, except as permitted by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the “1940 Act Laws, Interpretations and Exemptions”). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.
2. Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
3. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.
4. Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the US Government, its agencies or instrumentalities.
5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund may purchase restricted securities without limit.
6. The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.
With respect to Investment Restriction 1 above, the 1940 Act permits each Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (A Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires each Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that a

Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Investment Restriction 1 will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.  In addition, Investment Restriction 1 will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, the posting of initial or variation margin or the Fund’s deferred compensation arrangements with the Directors.
Investment Restriction 2 prohibits each Fund from buying or selling real estate.  Each Fund may invest in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages and mortgage participations) that are secured by real estate or interests therein, or REIT securities.  Each Fund may exercise rights relating to real estate securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
Investment Restriction 3 prohibits each Fund from buying or selling physical commodities (such as oil or grains) or contracts involving physical commodities.  A Fund may purchase and sell derivative, hedging and similar instruments such as financial futures contracts and options thereon (such as futures or options on market indexes, currencies, interest rates or some other benchmark, and swap agreements) and securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts.  In addition, a Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.
With respect to Investment Restriction 4 relating to concentration, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in Investment Restriction 4 will be interpreted to refer to concentration as that term may be interpreted from time to time. Investment without limit in securities of the US Government and its agencies or instrumentalities is permitted by the restriction.  Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. In addition, although each Fund does not concentrate its investments in a particular industry or group of industries, it may, for temporary defensive purposes, do so. If this occurs, a Fund would, on a temporary basis, be subject to risks that may be unique or pronounced relating to a particular industry or group of industries. These risks could include greater sensitivity to inflationary pressures or supply and demand for a particular product or service.
Investment Restriction 5 prohibits each Fund from acting as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.  A fund engaging in transactions involving disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. A Fund may purchase restricted securities without limit (except to the extent that restricted securities are subject to the limitation on investment in illiquid securities).
For purposes of Investment Restriction 6, each Fund may currently lend up to 33 1⁄3% of the value of its total assets.
With respect to Investment Restriction 6, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) Investment Restriction 6 permits a Fund to lend its portfolio securities. While lending securities may

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be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected. Investment Restriction 6 also permits a Fund to make loans of money, including loans of money to other PGIM Funds pursuant to an SEC order for exemptive relief.  Investment Restriction 6 will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans.
Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy.
Each Fund’s fundamental investment restrictions will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a restriction provides that an investment practice may be conducted as permitted by the 1940 Act, the restriction will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
Although not fundamental, the Funds have the following additional investment restrictions:
Each Fund may not:
1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.
2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales, except that the Balanced Fund may have up to 5% of its total assets allocated to uncovered short sales. Short sales “against the box” are not subject to this limitation.
3. Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.
4. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs. (This restriction does not apply to the Balanced Fund.)
5. Purchase more than 10% of all outstanding voting securities of any one issuer.
6. Notwithstanding the non-fundamental Investment Restriction 3 above, so long as a Fund is also an Underlying Fund for an Asset Allocation Fund, it may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.
Each of the Equity Opportunity Fund and the Growth Fund may not:
1. Invest more than 25% of its net assets in derivatives.
The Equity Opportunity Fund will provide 60 days' prior written notice to shareholders of a change in the Equity Opportunity Fund's non-fundamental policy of investing at least 80% of its investable assets in the type of investments suggested by its name.
In addition to the foregoing fundamental restrictions, each Asset Allocation Fund operates under the following non-fundamental policies, which may be changed by the Board without shareholder approval:
Each Asset Allocation Fund may invest up to 100% of its respective total assets in shares of affiliated mutual funds in accordance with its investment objective and policies.
Notwithstanding any other investment policy or restriction, each Asset Allocation Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the respective Fund.

Notwithstanding the foregoing fundamental and non-fundamental investment restrictions of the Asset Allocation Funds, the Underlying Funds in which the Asset Allocation Funds may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above and which may permit an Asset Allocation Fund to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of an Underlying Fund are located in the SAI of that Underlying Fund, which can be obtained by calling (800) 225-1852.
INFORMATION ABOUT BOARD MEMBERS AND OFFICERS
Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.
Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013
Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008
Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005
Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017
Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017
Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008
Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993
Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018
# Mr. Reid joined the Board effective as of March 1, 2018.
Interested Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Interested Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010
Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014
* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential's Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014
Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Andrew R. French (55) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General's Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017
Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018
Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007
Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014
Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015
(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
Explanatory Notes to Tables:
■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
■	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
■	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
■	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust.
COMPENSATION OF BOARD MEMBERS AND OFFICERS. Pursuant to a management agreement with the Funds, the Manager pays all compensation of Fund Officers and employees as well as the fees and expenses of all Interested Board Members.
The Funds pay each Independent Board Member and Non-Management Interested Board Member annual compensation in addition to certain out-of-pocket expenses. Independent Board Members and Non-Management Interested Board Members who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Board Member and Non-Management Interested Board Member may change as a result of the introduction of additional funds on whose Boards the Board Member may be asked to serve.
Independent Board Members and Non-Management Interested Board Members may defer receipt of their fees pursuant to a deferred fee agreement with the Funds. Under the terms of the agreement, the Funds accrue deferred Board Members' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day US Treasury Bills at the beginning of each calendar quarter or at the daily rate of return of any mutual fund managed by PGIM Investments chosen by the Board Member. Payment of the interest so accrued is also deferred and becomes payable at the option of the Board Member. The obligation to make payments of deferred Board Members' fees, together with interest thereon, is a general obligation of the Funds. No Fund has a retirement or pension plan for Board Members.
The following table sets forth the aggregate compensation paid by the Funds for the most recently completed fiscal year to the Independent Board Members and Non-Management Interested Board Members for service on the Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Board Members and officers who are “interested persons” of the Funds (as defined in the 1940 Act) (with the exception of Non-Management Interested Board Members) do not receive compensation from PGIM Investments-managed funds and therefore are not shown in the following table.

Name	Aggregate Fiscal Year Compensation from Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex for Most Recent Calendar Year
Compensation Received by Independent Board Members
Ellen S. Alberding	$17,700	None	None	$250,000 (31/90)*
Kevin J. Bannon	$17,730	None	None	$254,000 (31/90)*
Linda W. Bynoe**	$18,780	None	None	$254,000 (31/90)*
Barry H. Evans**	$16,370	None	None	$82,000 (30/89)*
Keith F. Hartstein**	$21,600	None	None	$315,000 (31/90)*
Laurie Simon Hodrick**	$16,420	None	None	$83,000 (30/89)*
Michael S. Hyland**	$17,370	None	None	$248,000 (31/90)*
Richard A. Redeker**	$17,480	None	None	$263,500 (31/90)*
Brian K. Reid #	$9,690	None	None	None
Stephen G. Stoneburn**†	$12,410	None	None	$242,000 (31/90)*
Compensation Received by Non-Management Interested Board Member
Grace C. Torres‡	$15,040	None	None	$217,645 (30/89)*
# Mr. Reid joined the Board effective as of March 1, 2018.
† Mr. Stoneburn retired from the Board effective as of June 1, 2018.
‡ Ms. Torres serves as a Non-Management Interested Board Member, and receives compensation from the Fund for her service as a Board Member.
Explanatory Notes to Board Member Compensation Tables
* Compensation relates to portfolios that were in existence for any period during 2017. Number of funds and portfolios represent those in existence as of December 31, 2017, and excludes funds that have merged or liquidated during the year. Additionally, the number of funds and portfolios includes those which are approved as of December 31, 2017, but may commence operations after that date. No compensation is paid out from such funds/portfolios.
** Under the deferred fee agreement for the PGIM Investments-managed funds, certain Board Members have elected to defer all or part of their total compensation. The total amount of deferred compensation accrued during the calendar year ended December 31, 2017, including investment results during the year on cumulative deferred fees, amounted to $115,556, $890, $156,464, $311, $159, $96,368 and $386,113 for Ms. Bynoe, Mr. Evans, Mr. Hartstein, Ms. Hodrick, Mr. Hyland, Mr. Redeker and Mr. Stoneburn, respectively.
BOARD COMMITTEES. The Board has established three standing committees in connection with Fund governance—Audit, Nominating and Governance, and Investment. Information on the membership of each standing committee and its functions is set forth below.
Audit Committee: The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Funds' independent registered public accounting firm, accounting policies and procedures and other areas relating to the Funds' auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Funds. The Audit Committee is also responsible for pre-approving permitted services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Funds, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Funds. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during the Funds' most recently completed fiscal year is set forth in the table below.
The membership of the Audit Committee is set forth below:

Kevin J. Bannon (Chair)
Laurie Simon Hodrick
Michael S. Hyland, CFA
Brian K. Reid
Keith F. Hartstein (ex-officio)
Nominating and Governance Committee: The Nominating and Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during the Funds' most recently completed fiscal year is set forth in the table below. The Nominating and Governance Committee Charter is available on the Funds' website.

The Prudential Investment Portfolios, Inc.    40

The membership of the Nominating and Governance Committee is set forth below:

Linda W. Bynoe (Chair)
Ellen S. Alberding
Barry H. Evans
Richard A. Redeker
Keith F. Hartstein (ex-officio)
Investment Committees: The Board of each fund in the PGIM retail mutual funds complex has formed joint committees to review the performance of each Fund in the Fund Complex. The Gibraltar Investment Committee reviews the performance of each Fund that is subadvised by Jennison Associates LLC and Quantitative Management Associates LLC. The Dryden Investment Committee reviews the performance of each Fund that is subadvised by PGIM Fixed Income and PGIM Real Estate (each of which is a business unit of PGIM, Inc.). In addition, the Dryden Investment Committee reviews the performance of the closed-end funds. Each committee meets at least four times per year and reports the results of its review to the full Board of each Fund at each regularly scheduled Board meeting. Every Independent Board Member sits on one of the two committees. The Non-Management Interested Board Member sits on one of the two committees.
The number of Gibraltar Investment Committee or Dryden Investment Committee meetings, as applicable, held during the Fund's most recently completed fiscal year is set forth in the table below.
The membership of the Gibraltar Investment Committee and the Dryden Investment Committee is set forth below:

Gibraltar Investment Committee
Ellen S. Alberding (Chair)
Kevin J. Bannon
Keith F. Hartstein
Laurie Simon Hodrick
Richard A. Redeker
Brian K. Reid
Dryden Investment Committee
Michael S. Hyland, CFA (Chair)
Linda W. Bynoe
Barry H. Evans
Grace C. Torres
Board Committee Meetings (for most recently completed fiscal year)
Audit Committee	Nominating & Governance Committee	Dryden & Gibraltar Investment Committees
4	4	4
LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD MEMBERS. The Board is responsible for oversight of the Funds. The Funds have engaged the Manager to manage the Funds on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Funds. The Board is currently composed of twelve members, nine of whom are Independent Board Members. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established three standing committees—Audit, Nominating and Governance, and Investment—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Board Members have also engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by an Independent Board Member. As Chair, this Independent Board Member leads the Board in its activities. Also, the Chair acts as a member or as an ex-officio member of each standing committee and any ad hoc committee of the Board. The Board Members have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Funds, on the one hand, and the Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.
The Board has concluded that, based on each Board Member's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members, each Board Member should serve as a Board Member. Among other attributes common to all Board Members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Funds, and to exercise reasonable business judgment in the performance of their duties as Board Members. In addition, the Board has taken into account the actual service and commitment of the Board Members during their tenure in concluding that each should continue to serve. A Board Member's ability to perform his or her duties effectively may have been attained through a Board Member's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Funds, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board Member that led the Board to conclude that he or she should serve as a Board Member.
Ellen S. Alberding. Ms. Alberding joined the Board of the Funds and other funds in the Fund Complex in 2013. Ms. Alberding has 30 years of experience in the non-profit sector, including over 20 years as the president of a charitable foundation, where she oversees multiple investment managers. Ms. Alberding also served as a Trustee of the Aon Funds from 2000 to 2003.
Kevin J. Bannon. Mr. Bannon joined the Board of the Funds and other funds in the Fund Complex in 2008. Mr. Bannon has held senior executive positions in the financial services industry, including serving as a senior executive of asset management firms, for over 17 years.
Linda W. Bynoe. Ms. Bynoe has been a Board Member of the Funds and other funds in the Fund Complex since 2005, having served on the boards of other mutual fund complexes since 1993. She has worked in the financial services industry over 11 years, has approximately 20 years of experience as a management consultant and serves as a Director of financial services and other complex global corporations.
Barry H. Evans. Mr. Evans joined the Board of the Funds and other funds in the Fund Complex in 2017. Mr. Evans has held senior executive positions and various portfolio manager roles in an asset management firm for thirty years.
Keith F. Hartstein. Mr. Hartstein joined the Board of the Funds and other funds in the Fund Complex in 2013. Mr. Hartstein has worked in the asset management industry for almost 30 years and served as a senior executive in an asset management firm.
Laurie Simon Hodrick. Ms. Hodrick joined the Board of the Funds and other funds in the Fund Complex in 2017. Ms. Hodrick brings 30 years of experience as a finance academic, practitioner, and consultant.
Michael S. Hyland. Mr. Hyland joined the Board of the Funds and other funds in the Fund Complex in 2008. Mr. Hyland has held senior executive positions in the financial services industry, including serving as a senior executive of asset management firms, for over 12 years.
Richard A. Redeker. Mr. Redeker has served as a Board Member of mutual funds in the Fund Complex for more than 15 years, including as a member and/or Chair of various Board committees. Mr. Redeker has more than 50 years of experience as a senior executive in the mutual fund industry.
Brian K. Reid. Mr. Reid joined the Board of the Funds and the other funds in the Fund Complex in 2018. Mr. Reid has more than 30 years of experience in economics and related fields, including serving as Chief Economist for the Investment Company Institute (ICI) for 13 years.
Stuart S. Parker. Mr. Parker, who has served as an Interested Board Member and President of the Funds and the other funds in the Fund Complex since 2012, is President, Chief Operating Officer and Officer-in-Charge of PGIM Investments and several of its affiliates that provide services to the Fund and has held senior positions in PGIM Investments since 2005.
Scott E. Benjamin. Mr. Benjamin, an Interested Board Member of the Funds and other funds in the Fund Complex since 2010, has served as a Vice President of the Funds and other funds in the Fund Complex since 2009 and has held senior positions in PGIM Investments since 2003.
Grace C. Torres. Ms. Torres, a Non-Management Interested Board Member of the Funds and other funds in the Fund Complex since 2014, formerly served as Treasurer and Principal Financial and Accounting Officer for the Funds and other funds in the Fund Complex for 16 years and held senior positions with the Manager from 1999 to 2014. In addition, Ms. Torres is a certified public accountant (CPA).
Specific details about each Board Member's professional experience appear in the professional biography tables, above.

The Prudential Investment Portfolios, Inc.    42

Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Funds. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, subadvisers, the Funds' Chief Compliance Officer, the Funds' independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Funds and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Funds resides with the Manager and other service providers to the Funds. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Funds or the Manager, its affiliates or other service providers.
Selection of Board Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for Board Members at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board Members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.
A shareholder who wishes to recommend a board member for nomination should submit his or her recommendation in writing to the Chair of the Board (Keith Hartstein) or the Chair of the Nominating and Governance Committee (Linda W. Bynoe), in either case in care of the specified Fund(s), at 655 Broad Street, 17th Floor, Newark, New Jersey 07102-4410. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.
Shareholders should note that a person who owns securities issued by Prudential (the parent company of the Funds' Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an “interested person.” Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.
Share Ownership. Information relating to each Board Member's Fund share ownership and in all registered funds in the PGIM Investments-advised funds that are overseen by the respective Board Member as of the most recently completed calendar year is set forth in the chart below.
Name	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Board Member in Fund Complex
Board Member Share Ownership: Independent Board Members
Ellen S. Alberding	Growth Fund (over $100,000)	Over $100,000
Kevin J. Bannon	None	Over $100,000
Linda W. Bynoe	None	Over $100,000
Barry H. Evans	Growth Fund ($10,001-$50,000)	Over $100,000
Keith F. Hartstein	Growth Fund (over $100,000)	Over $100,000

Name	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Board Member in Fund Complex
Board Member Share Ownership: Independent Board Members
Laurie Simon Hodrick	Growth Fund ($1-$10,000)	Over $100,000
Michael S. Hyland	None	Over $100,000
Richard A. Redeker	Growth Fund ($50,001-$100,000)	Over $100,000
Brian K. Reid	None	Over $100,000
Board Member Share Ownership: Interested Board Members
Stuart S. Parker	Growth Allocation Fund (over $100,000) Equity Opportunity Fund ($50,001-$100,000)	Over $100,000
Scott E. Benjamin	Growth Fund (over $100,000) Growth Allocation Fund ($50,001-$100,000)	Over $100,000
Grace C. Torres	Balanced Fund (over $100,000)	Over $100,000

None of the Independent Board Members, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds as of the most recently completed calendar year.
Shareholder Communications with Board Members. Shareholders can communicate directly with Board Members by writing to the Chair of the Board, c/o the Funds, 655 Broad Street, 17th Floor, Newark, New Jersey 07102-4410. Shareholders can communicate directly with an individual Board Member by writing to that Board Member, c/o the Funds, 655 Broad Street, 17th Floor, Newark, New Jersey 07102-4410. Such communications to the Board or individual Board Members are not screened before being delivered to the addressee.
MANAGEMENT & ADVISORY ARRANGEMENTS
MANAGER. The Manager’s address is 655 Broad Street, Newark, New Jersey 07102-4410. The Manager serves as manager to all of the other investment companies that, together with the Funds, comprise the PGIM funds. See the Prospectuses for more information about PGIM Investments LLC (PGIM Investments). As of September 30, 2018, the Manager served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $286 billion.
The Manager is a wholly-owned subsidiary of PIFM Holdco LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential. PMFS, an affiliate of PGIM Investments, serves as the transfer agent and dividend distribution agent for the PGIM funds and, in addition, provides customer service, record keeping and management and administrative services to qualified plans.
Pursuant to management agreements with the Funds (each, a Management Agreement, and together, the Management Agreements), PGIM Investments, subject to the supervision of the Funds' Board and in conformity with the stated policies of the Funds, manages both the investment operations of the Funds and the composition of the Funds' portfolios, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Funds. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Funds. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PGIM Investments will review the performance of the subadviser(s) and make recommendations to the Board with respect to the retention of subadvisers and the renewal of contracts. The Manager also administers the Funds' corporate affairs and, in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Funds' custodian (the Custodian) and PMFS. The management services of PGIM Investments to the Funds are not exclusive under the terms of the Management Agreements and PGIM Investments is free to, and does, render management services to others.

The Prudential Investment Portfolios, Inc.    44

PGIM Investments may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Funds. Fee waivers and subsidies will increase the Funds' total return. These voluntary waivers may be terminated at any time without notice. To the extent that PGIM Investments agrees to waive its fee or subsidize the Funds' expenses, it may enter into a relationship agreement with the Subadviser to share the economic impact of the fee waiver or expense subsidy.
In connection with its management of the corporate affairs of the Funds, PGIM Investments bears the following expenses:
■	the salaries and expenses of all of its and the Funds' personnel except the fees and expenses of Independent Board Members and Non-Management Interested Board Members;
■	all expenses incurred by the Manager or the Funds in connection with managing the ordinary course of a Fund’s business, other than those assumed by the Funds as described below; and
■	the fees, costs and expenses payable to any investment subadviser pursuant to a subadvisory agreement between PGIM Investments and such investment subadviser.
Under the terms of the Management Agreements, the Funds are responsible for the payment of the following expenses:
■	the fees and expenses incurred by the Funds in connection with the management of the investment and reinvestment of the Funds' assets payable to the Manager;
■	the fees and expenses of Independent Board Members and Non-Management Interested Board Members;
■	the fees and certain expenses of the Custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Funds and of pricing the Funds' shares;
■	the charges and expenses of the Funds' legal counsel and independent auditors and of legal counsel to the Independent Board Members;
■	brokerage commissions and any issue or transfer taxes chargeable to the Funds in connection with securities (and futures, if applicable) transactions;
■	all taxes and corporate fees payable by the Funds to governmental agencies;
■	the fees of any trade associations of which the Funds may be a member;
■	the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Funds;
■	the cost of fidelity, directors and officers and errors and omissions insurance;
■	the fees and expenses involved in registering and maintaining registration of the Funds and of Fund shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Funds' registration statements and prospectuses for such purposes; allocable communications expenses with respect to investor services and all expenses of shareholders' and Board meetings and of preparing, printing and mailing reports and notices to shareholders; and
■	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds' business and distribution and service (12b-1) fees.
Each Management Agreement provides that PGIM Investments will not be liable for any error of judgment by PGIM Investments or for any loss suffered by the Funds in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. Each Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PGIM Investments or the Funds by the Board or vote of a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act) upon not more than 60 days', nor less than 30 days', written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
Fees payable under each Management Agreement are computed daily and paid monthly. The applicable fee rate and the management fees received by PGIM Investments from the Funds for the indicated fiscal years are set forth below.
MANAGEMENT FEE RATES:
Growth Fund
0.60% of average daily net assets up to and including $300 million;
0.575% on next $2.7 billion of average daily net assets;
0.55% on average daily net assets over $3 billion.
Equity Opportunity Fund
0.60% of average daily net assets up to and including $300 million;
0.575% on average daily net assets over $300 million.

Balanced Fund
0.65% of average daily net assets up to and including $1 billion;
0.60% on average daily net assets over $1 billion.
Conservative Allocation Fund
Prior to January 1, 2016: 0.20% of average daily net assets.
From January 1, 2016 to July 1, 2017:
0.20% of average daily net assets up to and including $5 billion;
0.175% of average daily net assets over $5 billion.
Effective July 1, 2017:
0.10% of average daily net assets up to and including $5 billion;
0.08% of average daily net assets over $5 billion.
Moderate Allocation Fund
Prior to January 1, 2016: 0.20% of average daily net assets.
From January 1, 2016 to July 1, 2017:
0.20% of average daily net assets up to and including $5 billion;
0.175% of average daily net assets over $5 billion.
Effective July 1, 2017:
0.10% of average daily net assets up to and including $5 billion;
0.08% of average daily net assets over $5 billion.
Growth Allocation Fund
Prior to January 1, 2016: 0.20% of average daily net assets.
From January 1, 2016 to July 1, 2017:
0.20% of average daily net assets up to and including $5 billion;
0.175% of average daily net assets over $5 billion.
Effective July 1, 2017:
0.10% of average daily net assets up to and including $5 billion;
0.08% of average daily net assets over $5 billion.
Management Fees Paid by Growth Fund
	2018	2017	2016
Gross Fee	$27,858,847	$21,487,678	$19,601,384
Amount Waived by PGIM Investments	$(74,148)	None	None
Net Fee	$27,784,699	$21,487,678	$19,601,384

Management Fees Paid by Equity Opportunity Fund
	2018	2017	2016
Gross Fee	$2,532,729	$2,455,485	$2,547,469
Amount Waived by PGIM Investments	$(11,615)	None	None
Net Fee	$2,521,114	$2,455,485	$2,547,469

Management Fees Paid by Balanced Fund
	2018	2017	2016
Gross Fee	$3,922,996	$3,443,296	$2,890,267
Amount Waived by PGIM Investments	$(376,892)	$(105,949)	$(88,931)
Net Fee	$3,546,104	$3,337,347	$2,801,336
Note:  For the fiscal years shown above, PGIM Investments contractually agreed to waive fees and/or reimburse certain expenses.  The “gross fee” shown above is the fee amount that PGIM Investments earned from the Fund without reflecting the impact of the contractual fee waiver/reimbursement arrangement.  The “net fee” reflects the impact of the contractual fee waiver, and is the actual fee amount paid by the Fund, if any, to PGIM Investments.
Management Fees Paid by Conservative Allocation Fund
	2018	2017	2016
Gross Fee	$129,490	$227,430	$285,061

The Prudential Investment Portfolios, Inc.    46

Management Fees Paid by Conservative Allocation Fund
	2018	2017	2016
Amount Waived by PGIM Investments	$(90,276)	$(17,735)	None
Net Fee	$39,214	$209,695	$285,061
Note:  For the fiscal years shown above, PGIM Investments contractually agreed to waive fees and/or reimburse certain expenses.  The “gross fee” shown above is the fee amount that PGIM Investments earned from the Fund without reflecting the impact of the contractual fee waiver/reimbursement arrangement.  The “net fee” reflects the impact of the contractual fee waiver, and is the actual fee amount paid by the Fund, if any, to PGIM Investments.
Management Fees Paid by Moderate Allocation Fund
	2018	2017	2016
Gross Fee	$167,315	$285,840	$331,689
Amount Waived by PGIM Investments	$(86,620)	$(12,132)	$(678)
Net Fee	$80,695	$273,708	$331,011
Note:  For the fiscal years shown above, PGIM Investments contractually agreed to waive fees and/or reimburse certain expenses.  The “gross fee” shown above is the fee amount that PGIM Investments earned from the Fund without reflecting the impact of the contractual fee waiver/reimbursement arrangement.  The “net fee” reflects the impact of the contractual fee waiver, and is the actual fee amount paid by the Fund, if any, to PGIM Investments.
Management Fees Paid by Growth Allocation Fund
	2018	2017	2016
Gross Fee	$111,363	$168,757	$181,349
Amount Waived by PGIM Investments	$(175,112)	$(134,938)	$(158,635)
Net Fee	$(63,749)	$33,819	$22,714
Note:  For the fiscal years shown above, PGIM Investments contractually agreed to waive fees and/or reimburse certain expenses.  The “gross fee” shown above is the fee amount that PGIM Investments earned from the Fund without reflecting the impact of the contractual fee waiver/reimbursement arrangement.  The “net fee” reflects the impact of the contractual fee waiver, and is the actual fee amount paid by the Fund, if any, to PGIM Investments.
SUBADVISORY ARRANGEMENTS. The Manager has entered into subadvisory agreements (Subadvisory Agreements) with the Funds' subadvisers. The Subadvisory Agreements provide that the subadvisers will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisers are obligated to keep certain books and records of the Funds. Under the Subadvisory Agreements, the subadvisers, subject to the supervision of PGIM Investments are responsible for managing the assets of the Funds in accordance with the Funds' investment objectives, investment program and policies. The subadvisers determine what securities and other instruments are purchased and sold for the Funds and are responsible for obtaining and evaluating financial data relevant to the Funds. PGIM Investments continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises each subadviser's performance of such services.
As discussed in the Prospectuses, PGIM Investments employs the subadvisers under a “manager of managers” structure that allows PGIM Investments to replace a subadviser or amend a Subadvisory Agreement without seeking shareholder approval. The Subadvisory Agreements provide that they will terminate in the event of their assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreements may be terminated by the Funds, PGIM Investments, or the subadviser upon not more than 60 days’ nor less than 30 days’ written notice. The Subadvisory Agreements provide that they will continue in effect for a period of not more than two years from their execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Any new subadvisory agreement or amendment to the Fund’s Management Agreement or Subadvisory Agreement that directly or indirectly results in an increase in the aggregate management fee rate payable by the Fund will be submitted to the Fund’s shareholders for their approval.
The applicable fee rate and the subadvisory fees paid by PGIM Investments for the indicated fiscal years are set forth below. Subadvisory fees are based on the average daily net assets of the Funds, calculated and paid on a monthly basis, at the fee rate as set forth in the Subadvisory Agreements. Subadvisory fees are deducted out of the management fees paid by the Funds.
SUBADVISORY FEE RATES:
Growth Fund
0.30% of average daily net assets up to and including $300 million;
0.250% of average daily net assets exceeding $300 million.

Equity Opportunity Fund
0.30% of average daily net assets up to and including $300 million;
0.250% of average daily net assets exceeding $300 million.
Balanced Fund
Prior to July 1, 2018:
PGIM: 0.25% of average daily net assets.
QMA: 0.375% of average daily net assets.

Effective July 1, 2018:
PGIM: 0.20% of average daily net assets.
QMA: 0.30% of average daily net assets.
Conservative Allocation Fund
Prior to July 1, 2017: 0.10% of the Fund's average daily net assets.
Effective July 1, 2017: 0.05% of the Fund’s average daily net assets.
Moderate Allocation Fund
Prior to July 1, 2017: 0.10% of the Fund's average daily net assets.
Effective July 1, 2017: 0.05% of the Fund’s average daily net assets.
Growth Allocation Fund
Prior to July 1, 2017: 0.10% of the Fund's average daily net assets.
Effective July 1, 2017: 0.05% of the Fund’s average daily net assets.
Subadvisory Fees Paid by PGIM Investments: Growth Fund
Subadviser	2018	2017	2016
Jennison Associates LLC (Jennison)	$12,438,116	$9,542,131	$8,684,722

Subadvisory Fees Paid by PGIM Investments: Equity Opportunity Fund
Subadviser	2018	2017	2016
Jennison	$1,218,577	$1,185,036	$1,224,995

Subadvisory Fees Paid by PGIM Investments: Balanced Fund
Subadviser	2018	2017	2016
PGIM	$531,337	$521,938	$446,157
QMA	$1,339,866	$1,200,822	$998,226

Subadvisory Fees Paid by PGIM Investments: Conservative Allocation Fund
Subadviser	2018	2017	2016
QMA	$64,746	$113,716	$142,531

Subadvisory Fees Paid by PGIM Investments: Moderate Allocation Fund
Subadviser	2018	2017	2016
QMA	$83,659	$142,922	$165,848

Subadvisory Fees Paid by PGIM Investments: Growth Allocation Fund
Subadviser	2018	2017	2016
QMA	$55,683	$84,380	$90,676
THE FUNDS’ PORTFOLIO MANAGERS: INFORMATION ABOUT OTHER ACCOUNTS MANAGED
The table below identifies the number and total assets of other mutual funds and other types of investment accounts managed by each portfolio manager. For each category, the number of investment accounts and total assets in the investment accounts whose fees are based on performance, if any, is indicated in italics typeface. Information shown below is as of each Fund’s most recently completed fiscal year, unless noted otherwise.

The Prudential Investment Portfolios, Inc.    48

Other Funds and Investment Accounts Managed by the Portfolio Managers
Fund	Subadviser	Portfolio Manager	Registered Investment Companies/Total Assets ($ in '000s)*	Other Pooled Investment Vehicles/Total Assets ($ in '000s)*	Other Accounts /Total Assets ($ in '000s)*
Growth Fund	Jennison Associates LLC (Jennison)	Michael A. Del Balso^	9/$11,777,146	5/$945,410	2/ $130,528
		Kathleen A. McCarragher^	14/$49,863,628 2/$4,381,107	2/$819,068	10/$1,506,349
		Spiros “Sig” Segalas^	15/$47,501,683	4/$1,010,895	2/$623,333
Equity Opportunity Fund	Jennison	Mark G. DeFranco^	1/$117,290	4/$1,681,699	9/$579,153
		Brian M. Gillott^	1/$117,290	4/$1,681,699	9/$579,153
Balanced Fund	PGIM, Inc. (PGIM)	Michael J. Collins	18/$60,268,387,275	7/$13,958,189,847	41/$23,140,509,181
		Richard Piccirillo	40/$67,541,220,824	22/$17,924,354,197	141/$62,072,493,087
		Gregory Peters	15/$58,704,133,434	11/$16,496,655,106	51/$26,804,903,608
	Quantitative Management Associates LLC (QMA)	Stacie L. Mintz,MBA, CFA	15/$17,707,809,930	12/$3,842,507,402	60/$6,162,942,382 9/$926,570,624
		John W. Moschberger, CFA	4/$7,296,868,215	21/$15,942,300,488	0/$0
		Edward J. Lithgow, MBA, CFA	21/$25,416,263,306	33/$19,784,807,890	60/$6,162,942,382 9/$926,570,624
		Joel M. Kallman, MBA, CFA	34/$84,704,485,457	5/$2,497,496,407	21/$1,458,034,859
		Edward L. Campbell, MBA, CFA	34/$84,704,485,457	5/$2,497,496,407	21/$1,458,034,859
		Irene Tunkel, MBA, CFA	34/$84,704,485,457	5/$2,497,496,407	21/$1,458,034,859
Conservative Allocation Fund	QMA	Joel M. Kallman, MBA, CFA	34/$84,988,295,217	5/$2,497,496,407	21/$1,458,034,859
		Peter Vaiciunas, MBA, CFA	34/$84,988,295,217	5/$2,497,496,407	21/$1,458,034,859
		Edward L. Campbell, MBA, CFA	34/$84,988,295,217	5/$2,497,496,407	21/$1,458,034,859
Moderate Allocation Fund	QMA	Joel M. Kallman, MBA, CFA	38/$84,954,046,618	5/$2,497,496,407	21/$1,458,034,859
		Peter Vaiciunas, MBA, CFA	38/$84,954,046,618	5/$2,497,496,407	21/$1,458,034,859
		Edward L. Campbell, MBA, CFA	38/$84,954,046,618	5/$2,497,496,407	21/$1,458,034,859
Growth Allocation Fund	QMA	Joel M. Kallman, MBA, CFA	38/$85,003,499,769	5/$2,497,496,407	21/$1,458,034,859
		Peter Vaiciunas, MBA, CFA	38/$85,003,499,769	5/$2,497,496,407	21/$1,458,034,859
		Edward L. Campbell, MBA, CFA	38/$85,003,499,769	5/$2,497,496,407	21/$1,458,034,859
Jennison Associates LLC:
^ Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
PGIM Fixed Income/PGIM Real Estate:
*Information is as of October 31, 2018.
Quantitative Management Associates LLC:
* Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account). QMA “Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. QMA “Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.
THE FUNDS’ PORTFOLIO MANAGERS: PERSONAL INVESTMENTS AND FINANCIAL INTERESTS
The table below identifies the dollar value (in ranges) of investments beneficially held by, and financial interests awarded to, each portfolio manager, if any, in the Funds and in other investment accounts managed by, or which have an individual portion or sleeve managed by, each portfolio manager that utilize investment strategies, objectives and mandates similar to the Funds. Information shown below is as of each Fund’s most recently completed fiscal year, unless noted otherwise.

Personal Investments and Financial Interests of the Portfolio Managers
Subadviser	Portfolio Managers	Investments and Other Financial Interests in the Fund and Similar Strategies*
Jennison^^	Michael A. Del Balso	$100,001-$500,000
	Kathleen A. McCarragher	$100,001-$500,000
	Spiros “Sig” Segalas	$100,001-$500,000
	Mark G. DeFranco	Over $1,000,000
	Brian M. Gillott	Over $1,000,000
PGIM Fixed Income	Michael J. Collins	None
	Richard Piccirillo	None
	Gregory Peters	None
QMA	Stacie L. Mintz, MBA, CFA	$100,001-$500,000
	John W. Moschberger, MBA, CFA	$100,001-$500,000
	Edward Lithgow, MBA, CFA	$10,001-$50,000
	Joel M. Kallman, MBA, CFA	$10,001-$50,000
	Peter Vaiciunas, MBA, CFA	$1,00-$10,000
	Edward L. Campbell, MBA, CFA	$50,001-$100,000
	Irene Tunkel, MBA, CFA	$50,001-$100,000
^^ The amount disclosed includes certain notional investments in the Fund through a deferred compensation plan for Jennison employees.
Jennison Associates LLC:
*”Investments and Other Financial Interests in the Fund and Similar Strategies” include the Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. “Other Investment Accounts” in similar strategies include other mutual funds, including Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. “Investments” include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) or other retirement plan. “Other Financial Interests” include an investment professional’s notional investments in the Fund through a deferred compensation plan for Jennison employees, where such notional investments track the performance of the Fund and are subject to increase or decrease based on the annual performance of the Fund.
The dollar ranges for each Portfolio Manager's investment in the Fund are as follows: Michael A. Del Balso: $100,001 - $500,000; Kathleen A. McCarragher: $100,001-$500,000; Spiros “Sig” Segalas: $100,001-$500,000; Mark DeFranco: Over $1,000,000; Brian M. Gillott: Over $1,000,000.
PGIM Fixed Income/PGIM Real Estate:
*“Investments and Other Financial Interests in the Funds and Similar Strategies” include direct investment in the Fund and investment in all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and mandates that are similar to those of the Fund. “Other financial interests” are interests related to awards under a targeted long-term incentive plan, the value of which is subject to increase or decrease based on the performance of the Fund. “Other Investment Accounts” in similar strategies include other Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. The dollar range of each Portfolio Manager’s direct investment in the Fund is as follows: Michael Collins: None; Richard Piccirillo: None; Gregory Peters: None.
Quantitative Management Associates LLC:
*“Investments and Other Financial Interests in the Fund and Similar Strategies” include the indicated Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. “Other Investment Accounts” in similar strategies include other Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts.  “Investments” include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) plan and/or deferred compensation plan.  “Other Financial Interests” include interests in the Fund and in investment accounts in similar strategies resulting from awards under an investment professional’s long-term compensation plan, where such awards track the performance of certain strategies and are subject to increase or decrease based on the annual performance of such strategies.
The dollar ranges for each Portfolio Manager's investment in the Funds are as follows: Stacie Mintz: Balanced Fund: None; Joel Kallman: Balanced Fund: $10,001-$50,000; Conservative Allocation Fund: None; Growth Allocation Fund: None; Moderate Allocation Fund: None; Peter Vaiciunas: Conservative Allocation Fund: None; Growth Allocation Fund: None; Moderate Allocation Fund: None; Edward Lithgow: Balanced Fund: $1-$10,000; John Moschberger: Balanced Fund: None; Edward L. Campbell: None; Irene Tunkel: None.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—COMPENSATION AND CONFLICTS OF INTEREST. Set forth below, for each portfolio manager, is an explanation of the structure of, and methods used to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of the Fund's investments and investments in other accounts.
Jennison Associates LLC
COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same goals and level of commitment that are benchmarks of the organization.

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Investment professionals are compensated with a combination of base salary and discretionary cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents most of an investment professional’s compensation.
Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.
Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.
The factors reviewed for the portfolio managers are listed below.
The quantitative factors reviewed for the portfolio managers may include:
■	One-, three-, five-year and longer term pre-tax investment performance groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.
■	The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.
The qualitative factors reviewed for the portfolio managers may include:
■	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
■	Historical and long-term business potential of the product strategies;
■	Qualitative factors such as teamwork and responsiveness; and
■	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.
CONFLICTS OF INTEREST. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
■	Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.
■	Large accounts: Large accounts typically generate more revenue than do smaller accounts. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for Jennison.
■	Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
■	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally,

Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
■	Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.
■	Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
■	Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest. Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or lead to the disclosure of, each and every situation in which a conflict may arise.
■	Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts and between wrap fee program sponsors.
■	Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.
■	Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
■	Jennison has adopted a code of ethics and policies relating to personal trading.
■	Jennison provides disclosure of these conflicts as described in its Form ADV.
Quantitative Management Associates LLC (QMA)
COMPENSATION. QMA’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly utilizes third party surveys to compare its compensation program against leading asset management firms to monitor competitiveness.
An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person’s contribution to QMA’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person’s qualitative contributions to the organization. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the performance of certain QMA strategies, and (ii) 20% of the value of the grant consists of restricted stock of Prudential

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Financial, Inc. (QMA’s ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA).
The annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance of composites representing QMA’s various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which QMA’s strategies are managed, and 2) business results as measured by QMA’s pretax income.
CONFLICTS OF INTEREST. Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:
■	Elimination of the conflict;
■	Disclosure of the conflict; or
■	Management of the conflict through the adoption of appropriate policies and procedures.
QMA follows Prudential Financial's standards on business ethics, personal securities trading, and information barriers. QMA has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.
Side-by-Side Management of Accounts and Related Conflicts of Interest
Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another. Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.
■	Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations. QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the total return of a portfolio, and may offer greater upside potential to QMA than asset-based fees, depending on how the fees are structured. This side-by-side management could create an incentive for QMA to favor one account over another. Specifically, QMA could have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees. In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA subadvises, may differ from fees charged for single client accounts.
■	Long Only/Long-Short Accounts. QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling. QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.
■	Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals. QMA manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA’s investment professionals may have an interest in those strategies if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.
■	Affiliated Accounts. QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts. QMA could have an incentive to favor accounts of affiliates over others.
■	Non-Discretionary Accounts or Model Portfolios. QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. When QMA manages accounts on a non-discretionary basis, the investment team will typically deliver a model portfolio to a non-discretionary client at or around the same time as executing discretionary trades in the same strategy. The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.
■	Large Accounts/Higher Fee Strategies. Large accounts typically generate more revenue than do smaller accounts and certain strategies have higher fees than others. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for QMA.
■	Securities of the Same Kind or Class. QMA sometimes buys or sells, or directs or recommends that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities can appear as inconsistencies in QMA’s management of multiple accounts side-by-side.

How QMA Addresses These Conflicts of Interest
The conflicts of interest described above with respect to QMA’s different types of side-by-side management could influence QMA’s allocation of investment opportunities as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest. QMA's Conflicts of Interest and related policies stress that investment decisions are to be made in accordance with the fiduciary duties owed to each account without giving consideration to QMA or QMA personnel's pecuniary, investment or other financial interest.
In keeping with its fiduciary obligations, QMA’s policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably. QMA’s investment strategies generally require that QMA invest its clients’ assets in securities that are publicly traded. QMA generally does not participate in IPOs. QMA's investment strategies are team managed, reducing the likelihood that one portfolio would be favored over other portfolios managed by the team. These factors significantly reduce the risk that QMA could favor one client over another in the allocation of investment opportunities. QMA’s compliance procedures with respect to these policies include independent reviews by its compliance unit of the timing, allocation and aggregation of trades, allocation of investment opportunities and the performance of similarly managed accounts. These procedures are designed to detect patterns and anomalies in QMA’s side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA’s trade management oversight committee, which consists of senior members of QMA’s management team, reviews trading patterns on a periodic basis.
QMA rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives and may differ across portfolios in the same strategy based on variations in portfolio characteristics and constraints. QMA may aggregate trades for multiple portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction, or as soon as possible thereafter, on a pro rata basis equal to each account’s appetite for the issue when such appetite can be determined. As mentioned above, QMA’s compliance unit performs periodic reviews to determine that all portfolios are rebalanced consistently, over time, within all equity strategies.
With respect to QMA’s management of long-short and long-only active equity accounts, the security weightings (positive or negative) in each account are typically determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA’s review is also intended to identify situations where QMA would seem to have conflicting views of the same security in different portfolios although such views may actually be reasonable due to differing portfolio constraints.
QMA’s Relationships with Affiliates and Related Conflicts of Interest
As an indirect wholly-owned subsidiary of Prudential Financial, QMA is part of a diversified, global financial services organization. QMA is affiliated with many types of financial service providers, including broker-dealers, insurance companies, commodity pool operators and other investment advisers. Some of its employees are officers or directors of some of these affiliates.
Conflicts Related to QMA’s Affiliations
■	Conflicts Arising Out of Legal Restrictions. QMA may be restricted by law, regulation, contract or other constraints as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes, these restrictions apply as a result of QMA’s relationship with Prudential Financial and its other affiliates. For example, QMA’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. QMA tracks these aggregate holdings and may restrict purchases to avoid crossing such thresholds because of the potential consequences to Prudential if such thresholds are exceeded. In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for its clients. QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates.
■	The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent board members of the Fund.
Conflicts Related to QMA’s Multi-Asset Class Services.
■	QMA performs asset allocation services as subadviser for affiliated mutual funds managed or co-managed by the Manager, including for some portfolios offered by the Funds. Where, in these arrangements, QMA also manages underlying funds or accounts within asset classes included in the mutual fund guidelines (as is the case with the Funds), QMA will allocate assets to such underlying funds or accounts. In these circumstances, QMA receives both an asset allocation fee and a management fee. As a result, QMA has an incentive to allocate assets to an asset class or underlying fund that it manages in order to increase its fees. To help mitigate this conflict, the compliance group reviews the asset allocation to determine that the investments were made within the guidelines established for each asset class or fund (including the Funds). QMA’s affiliates can have an incentive to seek to influence QMA’s asset

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allocation decisions, for example to facilitate hedging or improve profit margins. Through training and the establishment of communication barriers, however, QMA seeks to avoid any influence by its affiliates and implements its asset allocation decisions solely in what QMA believes to be the best interests of the funds and in compliance with applicable guidelines. QMA also believes that it makes such allocations in a manner consistent with its fiduciary obligations.
■	In certain arrangements, QMA subadvises mutual funds for the Manager through a program where they have selected QMA as a manager, resulting in QMA’s collection of subadvisory fees from them. The Manager also selects managers for some of QMA’s asset allocation products and, in certain cases, is compensated by QMA for these services under service agreements. The Manager and QMA may have a mutual incentive to continue these types of arrangements that benefit both companies. These and other types of conflicts of interest are reviewed to verify that appropriate oversight is performed.
Conflicts Related to QMA’s Financial Interests and the Financial Interests of QMA’s Affiliates.
■	QMA, Prudential Financial, Inc., The Prudential Insurance Company of America (PICA) and other affiliates of QMA have financial interests in, or relationships with, companies whose securities QMA holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to QMA or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by QMA on behalf of its client accounts. For example, QMA invests in the securities of one or more clients for the accounts of other clients. QMA’s affiliates sell various products and/or services to certain companies whose securities QMA purchases and sells for its clients. QMA’s affiliates hold public and private debt and equity securities of a large number of issuers. QMA invests in some of the same issuers for its client accounts but at different levels in the capital structure. For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate. Certain of QMA’s affiliates (as well as directors of QMA’s affiliates) are officers or directors of issuers in which QMA invests from time to time. These issuers may also be service providers to QMA or its affiliates. In general, conflicts related to the financial interests described above are addressed by the fact that QMA makes investment decisions for each client independently considering the best economic interests of such client.
■	Certain of QMA’s employees may offer and sell securities of, and interests in, commingled funds that QMA manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for QMA’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to QMA. In addition, although sales commissions are not paid for such activities, such sales could result in increased compensation to the employee. To mitigate this conflict, QMA performs suitability checks on new clients as well as on an annual basis with respect to all clients.
■	A portion of the long-term incentive grant of some of QMA’s investment professionals will increase or decrease based on the performance of several of QMA’s strategies over defined time periods. Consequently, some of QMA’s portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to verify that each of its accounts is managed in a manner that is consistent with QMA’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, QMA’s chief investment officer will perform a comparison of trading costs between accounts in the strategies whose performance is considered in connection with the long-term incentive grant and other accounts, to verify that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a meeting of QMA's Trade Management Oversight Committee.
Conflicts Arising Out of Certain Vendor Agreements.
■	QMA and its affiliates, from time to time, have service agreements with various vendors that are also investment consultants. Under these agreements, QMA or its affiliates compensate the vendors for certain services, including software, market data and technology services. QMA’s clients may also retain these vendors as investment consultants. The existence of service agreements between these consultants and QMA may provide an incentive for the investment consultants to favor QMA when they advise their clients. QMA does not, however, condition its purchase of services from consultants upon their recommending QMA to their clients. QMA will provide clients with information about services that QMA or its affiliates obtain from these consultants upon request. QMA retains third party advisors and other service providers to provide various services for QMA as well as for funds that QMA manages or subadvises. A service provider may provide services to QMA or one of its funds while also providing services to PGIM, Inc. (PGIM), other PGIM-advised funds, or affiliates of PGIM, and may negotiate rates in the context of the overall relationship. QMA may benefit from negotiated fee rates offered to its funds and vice-versa. There is no assurance that QMA will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that it will know of such negotiated fee rates.
Conflicts of Interest in the Voting Process
Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client or affiliate of QMA. When QMA identifies an actual or potential conflict of interest between QMA and its clients or affiliates, QMA votes in accordance with the policy of its proxy vendor rather than its own policy. In that manner, QMA seeks to maintain the independence and objectivity of the vote.

PGIM, Inc. (PGIM)
COMPENSATION. The base salary of an investment professional in the PGIM Fixed Income unit of PGIM is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.
An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:
■	business initiatives;
■	the number of investment professionals receiving a bonus and related peer group compensation;
■	financial metrics of the business relative to those of appropriate peer groups; and
■	investment performance of portfolios: (i) relative to appropriate peer groups; and/or (ii) as measured against relevant investment indices.
Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based on the performance of either (i) a long/short investment composite or (ii) a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The long-term incentive plan is designed to more closely align compensation with investment performance and the growth of PGIM Fixed Income’s business. The targeted long-term incentive plan is designed to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of a particular long/short composite or commingled investment vehicle. The chief investment officer/head of PGIM Fixed Income also receives (i) performance shares which represent the right to receive shares of Prudential Financial, Inc. common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, Inc.; (ii) book value units which track the book value per share of Prudential Financial, Inc.; and (iii) Prudential Financial, Inc. stock options. Each of the restricted stock, long-term incentive plan grants, performance shares, book value units and stock options is subject to vesting requirements.
CONFLICTS OF INTEREST. Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:
■	elimination of the conflict;
■	disclosure of the conflict; or
■	management of the conflict through the adoption of appropriate policies, procedures or other mitigants.
PGIM Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading by investment personnel, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.
Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.
■	Performance Fees - PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management may be deemed to create an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates could be considered to have the incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
■	Affiliated accounts - PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.

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■	Large accounts/higher fee strategies - large accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income.
■	Long only and long/short accounts - PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. PGIM Fixed Income may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. In addition, purchases for long only accounts could have a negative impact on the short positions.
■	Securities of the same kind or class - PGIM Fixed Income sometimes buys or sells for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different. PGIM Fixed Income may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in price, investment strategy or client direction. Different strategies trading in the same securities or types of securities may appear as inconsistencies in PGIM Fixed Income’s management of multiple accounts side-by-side.
■	Investment at different levels of an issuer’s capital structure - PGIM Fixed Income may invest client assets in the same issuer, but at different levels in the capital structure. In the event of restructuring or insolvency, PGIM Fixed Income may exercise remedies and take other actions on behalf of the holders of senior debt that are not in the interest of, or are adverse to, other clients that are the holders of junior debt, or vice versa.
■	Financial interests of investment professionals - PGIM Fixed Income investment professionals may invest in certain investment vehicles that it manages, including mutual funds and private funds. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals may have financial interests in accounts managed by PGIM Fixed Income or that are related to the performance of certain client accounts.
■	Non-discretionary accounts - PGIM Fixed Income provides non-discretionary investment advice to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa.
How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.
■	Quarterly Strategy Reviews. Each quarter, the chief investment officer/head of PGIM Fixed Income holds a series of meetings with the senior portfolio managers and team responsible for the management of each of PGIM Fixed Income’s investment strategies. At each meeting, the chief investment officer/head of PGIM Fixed Income and strategy teams review and discuss the investment performance and performance attribution for each client account managed in the applicable strategy. These meetings are also typically attended by PGIM Fixed Income’s chief compliance officer or his designee and head of investment risk management or his designee.
■	Quarterly Senior Management Investment Review. Each quarter, the chief investment officer/head of PGIM Fixed Income reviews the investment performance and performance attribution of each of our strategies during a meeting typically attended by members of PGIM Fixed Income’s senior leadership team, chief compliance officer or his designee, head of investment risk management or his designee and senior portfolio managers.
■	In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade aggregation and allocation procedures. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the: (i) number of new issues allocated in the strategy; (ii) size of new issue allocations to each portfolio in the strategy; (iii) profitability of new issue transactions; and (iv) portfolio turnover. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.
■	PGIM Fixed Income has procedures that specifically address its side-by-side management of long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.
Conflicts Related to PGIM Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.
■	Conflicts Arising Out of Legal Restrictions. PGIM Fixed Income may be restricted by law, regulation, contract or other constraints as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale.

Sometimes these restrictions apply as a result of its relationship with Prudential Financial, Inc. and its other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial, Inc. for client accounts. In addition, PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial, Inc. affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. Prudential Financial, Inc. tracks these aggregated holdings and may restrict purchases to avoid crossing such thresholds because of the potential consequences to Prudential Financial, Inc. if such thresholds are exceeded. In addition, PGIM Fixed Income could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that issuer for its clients. For example, PGIM Fixed Income’s bank loan team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers. PGIM Fixed Income has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers. PGIM Fixed Income is generally able to avoid receiving material, non-public information from its affiliates and other units within PGIM by maintaining information barriers. In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of PGIM Fixed Income.
■	Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers may engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.
■	Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income may invest client assets in funds that it manages or subadvises for an affiliate. PGIM Fixed Income may also invest cash collateral from securities lending transactions in these funds. These investments benefit both PGIM Fixed Income and its affiliate.
■	PICA General Account. Because of the substantial size of the general accounts of our affiliated insurance companies, trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM Fixed Income does not expect that the general accounts will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.
Conflicts Related to Co-investment by Affiliates
PGIM Fixed Income affiliates may provide initial funding or otherwise invest in vehicles it manages. When an affiliate provides “seed capital” or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a future point in time or when it deems that sufficient additional capital has been invested in that fund.
The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.
In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.
PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.
PGIM Fixed Income believes that these conflicts are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management of long only and long-short accounts.
Conflicts Arising Out of Industry Activities
PGIM Fixed Income and its affiliates have service agreements with various vendors that are also investment consultants. Under these agreements, PGIM Fixed Income or its affiliates compensate the vendors for certain services, including software, market data and technology services. PGIM Fixed Income’s clients may also retain these vendors as investment consultants. The existence of these service agreements may provide an incentive for the investment consultants to favor PGIM Fixed Income when they advise their clients. PGIM Fixed Income does not, however, condition its purchase of services from consultants upon their recommending PGIM Fixed Income to their clients. PGIM Fixed Income will provide clients with information about services that it obtains from these consultants upon request.

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PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or subadvises. A service provider may provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and may negotiate rates in the context of the overall relationship. PGIM Fixed Income may benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.
Conflicts Related to Securities Holdings and Other Financial Interests
Prudential Financial, PICA, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:
■	PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.
■	PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.
■	PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.
■	PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers and may invest in some of the same issuers for other client accounts but at different levels in the capital structure. For example:
■	Affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt.
■	To the extent permitted by applicable law, PGIM Fixed Income may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.
■	Certain of PGIM Fixed Income’s affiliates (as well as directors or officers of its affiliates) are officers or directors of issuers in which PGIM Fixed Income invests from time to time. These issuers may also be service providers to PGIM Fixed Income or its affiliates.
■	In addition, PGIM Fixed Income may invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.
In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.
Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees may offer and sell securities of, and interests in, commingled funds that it manages or subadvises. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.
Conflicts Related to Long-Term Compensation. The performance of many client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of our investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, PGIM Fixed Income’s chief investment officer/head reviews performance among similarly managed accounts on a quarterly basis during meetings typically attended by members of PGIM Fixed Income’s senior leadership team, chief compliance officer or his designee, head of investment risk management or his designee and senior portfolio managers.
Conflicts Related to Trading – Personal Trading by Employees. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.

In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.
Conflicts Related to Valuation and Fees. When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its management fees are generally based on the value of assets under management. PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. In addition, single-client account clients often calculate fees based on the valuation of assets provided by their custodian or administrator.
Conflicts Related to Securities Lending Fees. When PGIM Fixed Income manages a client account and also serves as securities lending agent for the account, it could be considered to have the incentive to invest in securities that would generate higher securities lending returns, but may not otherwise be in the best interest of the client account.
OTHER SERVICE PROVIDERS
CUSTODIAN. The Bank of New York Mellon (BNY), 225 Liberty Street, New York, New York 10286, serves as Custodian for each Fund’s portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with each Fund. Subcustodians provide custodial services for any non-US assets held outside the United States.
SECURITIES LENDING ACTIVITIES. Securities Finance Trust Company (eSecLending) serves as securities lending agent for each Fund and in that role administers each Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Company and eSec Lending.
As securities lending agent, eSecLending is responsible for marketing to approved borrowers available securities from each Fund’s portfolio. As administered by eSecLending, available securities from each Fund’s portfolio are furnished to borrowers either through security-by-security loans effected by eSecLending as lending agent on behalf of each Fund or through an auction process managed and conducted by eSecLending through which a winning bidder (as selected and approved by PGIM Investments) is given the exclusive right to borrow the securities subject to the auction for an agreed-upon period of time.
eSecLending is responsible for the administration and management of each Fund’s securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), and arranging for the investment of cash collateral received from borrowers in accordance with each Fund’s investment guidelines.
eSecLending receives as compensation for its services a portion of the amount earned by each Fund for lending securities.
The table below sets forth, for each Fund’s most recently completed fiscal year, the Fund’s gross income received from securities lending activities, the fees and/or other compensation paid by the Fund for securities lending activities, and the net income earned by the Fund for securities lending activities. The table below also discloses any other fees or payments incurred by each Fund resulting from lending securities.
No information is presented with respect to Growth Allocation Fund, Moderate Allocation Fund or Conservative Allocation Fund, because each of these funds is a fund-of-funds, and therefore does not engage in securities lending.
Securities Lending Activities: Balanced Fund
Gross income from securities lending activities	$23,014
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(648)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle)	$(513)
Administrative fees not included in revenue split	None
Indemnification fee not included in revenue split	None
Rebate (paid to borrower)	$(9,866)
Other fees not included in revenue split (specify)	None
Aggregate fees/compensation for securities lending activities	$(11,027)
Net income from securities lending activities	$11,987

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Securities Lending Activities: Growth Fund
Gross income from securities lending activities	$7,161,529
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(92,432)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle)	$(246,115)
Administrative fees not included in revenue split	None
Indemnification fee not included in revenue split	None
Rebate (paid to borrower)	$(5,300,694)
Other fees not included in revenue split (specify)	None
Aggregate fees/compensation for securities lending activities	$(5,639,241)
Net income from securities lending activities	$1,522,288

Securities Lending Activities: Equity Opportunity Fund
Gross income from securities lending activities	$273,322
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(4,852)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle)	$(8,735)
Administrative fees not included in revenue split	None
Indemnification fee not included in revenue split	None
Rebate (paid to borrower)	$(172,648)
Other fees not included in revenue split (specify)	None
Aggregate fees/compensation for securities lending activities	$(186,235)
Net income from securities lending activities	$87,087
TRANSFER AGENT. PMFS, 655 Broad Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of each Fund. PMFS is an affiliate of the Manager. PMFS provides customary transfer agency services to the Funds, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Funds and is reimbursed for its transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.
The Funds' Board has appointed BNY Mellon Asset Servicing (US) Inc. (BNYAS), 301 Bellevue Parkway, Wilmington, Delaware 19809, as sub-transfer agent to each Fund. PMFS has contracted with BNYAS to provide certain administrative functions to PMFS. PMFS will compensate BNYAS for such services.
For the most recently completed fiscal year, the Funds incurred the following amount of fees for services provided by PMFS:
Fees Paid to PMFS
Fund Name	Amount
Growth Fund	$2,054,421
Equity Opportunity Fund	$152,949
Balanced Fund	$327,749
Conservative Allocation Fund	$60,846
Moderate Allocation Fund	$100,887
Growth Allocation Fund	$96,108
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. KPMG LLP, 345 Park Avenue, New York, New York 10154, served as independent registered public accounting firm for the Funds for the fiscal year ended September 30, 2018, and in that capacity will audit the annual financial statements for the Funds for the next fiscal year.
DISTRIBUTION OF FUND SHARES
DISTRIBUTOR. Prudential Investment Management Services LLC (PIMS or the Distributor), 655 Broad Street, Newark, New Jersey 07102-4410, acts as the distributor of all of the shares of the Funds. The Distributor is a subsidiary of Prudential.

The Distributor incurs the expenses of distributing each of the Funds' share classes pursuant to separate Distribution and Service (12b-1) Plans or Distribution Plans, as applicable, for each share class (collectively, the Plans) adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement). PIMS also incurs the expenses of distributing any share class offered by the Funds which is not subject to a Distribution and Service (12b-1) Plan, and none of the expenses incurred by PIMS in distributing such share classes are reimbursed or paid for by the Funds.
The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, as applicable, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including sales promotion expenses.
Under the Plans, the Funds are obligated to pay distribution and/or service fees to the Distributor, as applicable, as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor’s expenses exceed its distribution and service (12b-1) fees, the Funds will not be obligated to pay any additional expenses. If the Distributor’s expenses are less than such distribution and service (12b-1) fees, then it will retain its full fees and realize a profit.
The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of Fund shares and the maintenance of related shareholder accounts.
Distribution expenses attributable to the sale of each share class are allocated to each such class based upon the ratio of sales of each such class to the combined sales of all classes of the Funds, other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.
Each Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Board Members who are not interested persons of the Funds and who have no direct or indirect financial interest in any of the Plans or in any agreement related to the Plans (the Rule 12b-1 Board Members), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Board Members or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Funds on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Funds will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.
Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Funds by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Board Members shall be committed to the Rule 12b-1 Board Members.
Pursuant to the Distribution Agreement, the Funds have agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. In addition to distribution and service (12b-1) fees paid by the Funds under the Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of the Funds. Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.
CLASS A SALES CHARGE AND DISTRIBUTION EXPENSE INFORMATION. Under the Class A Plan, the Funds may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of 0.30% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) 0.25% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of 0.25%) may not exceed 0.30% of the average daily net assets of the Class A shares. The Prospectuses discuss any contractual or voluntary fee waivers that may be in effect. In addition, if you purchase $1 million or more of Class A shares, you are subject to a 1.00% CDSC (defined below) for shares redeemed within 12 months of purchase (the CDSC is waived for purchase by certain retirement and/or benefit plans).
For the most recently completed fiscal year, the Distributor received payments under the Class A Plan. These amounts were expended primarily for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the most recently completed fiscal year, the Distributor also received initial sales charges and proceeds of contingent deferred sales charges paid by shareholders upon certain redemptions of Class A shares. The payments received and amounts spent by the Distributor during the most recently completed fiscal year are detailed in the tables below.

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CLASS B AND CLASS C SALES CHARGE AND DISTRIBUTION EXPENSE INFORMATION. Under the Class B and Class C Plans, the Funds may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide that (1) 0.25% of the average daily net assets of the shares may be paid as a service fee and (2) 0.75% (not including the service fee) of the average daily net assets of the shares (asset based sales charge) may be paid for distribution-related expenses with respect to the Class B shares and Class C shares. The service fee (0.25% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Prospectuses discuss any voluntary or contractual fee waivers that may be in effect. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.
For the most recently completed fiscal year, the Distributor received payments under the Class B and Class C Plans. These amounts were expended primarily for payments of account servicing fees to financial advisers and other persons who sell Class B and Class C shares. For the most recently completed fiscal year, the Distributor also received the proceeds of contingent deferred sales charges paid by shareholders upon certain redemptions of Class B and Class C shares. The amounts received and spent by the Distributor are detailed in the tables below.
CLASS R SALES CHARGE AND DISTRIBUTION EXPENSE INFORMATION. Under the Class R Plan, the Funds may pay the Distributor for its distribution-related expenses with respect to Class R shares at an annual rate of up to 0.75% of the average daily net assets of the Class R shares. The Class R Plan provides that (1) up to 0.25% of the average daily net assets of the Class R shares may be used as a service fee and (2) total distribution fees (including the service fee of 0.25%) may not exceed 0.75% of the average daily net assets of the Class R shares. There is no CDSC for the redemption of Class R shares. The Prospectuses discuss any contractual or voluntary fee waivers that may be in effect. For the most recently completed fiscal year, the Distributor received payments under the Class R Plan. These amounts were expended primarily for payments of account servicing fees to financial advisors and other persons who sell Class R shares. The amounts received and spent by the Distributor are detailed in the tables below.
CLASS R2 SALES CHARGE AND DISTRIBUTION EXPENSE INFORMATION: JENNISON GROWTH FUND. Under the Class R2 Plan, the Jennison Growth Fund may pay the Distributor for its distribution-related expenses with respect to Class R2 shares at an annual rate of up to 0.25% of the average daily net assets of the Class R2 shares. The Class R2 Plan does not include service fees in the Plan. Class R2 shares have a separate Shareholder Services Plan, described below. There is no CDSC for the redemption of Class R2 shares. The Prospectus discusses any contractual or voluntary fee waivers that may be in effect.
The expenses incurred under the Class R2 Plan include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, as applicable, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including sales promotion expenses.
Payments Received by Distributor: Growth Fund
CLASS A CONTINGENT DEFERRED SALES CHARGES (CDSC)	$1,145
CLASS A DISTRIBUTION AND SERVICE (12B-1) FEES	$3,774,734
CLASS A INITIAL SALES CHARGES	$1,381,950
CLASS B CONTINGENT DEFERRED SALES CHARGES (CDSC)	$7,166
CLASS B DISTRIBUTION AND SERVICE (12B-1) FEES	$159,912
CLASS C CONTINGENT DEFERRED SALES CHARGES (CDSC)	$10,688
CLASS C DISTRIBUTION AND SERVICE (12B-1) FEES	$1,479,999
CLASS R DISTRIBUTION AND SERVICE (12B-1) FEES	$1,673,564
CLASS R2 DISTRIBUTION (12B-1) FEES	$2,119
Payments Received by Distributor: Equity Opportunity Fund
CLASS A CONTINGENT DEFERRED SALES CHARGES (CDSC)	None
CLASS A DISTRIBUTION AND SERVICE (12B-1) FEES	$699,320
CLASS A INITIAL SALES CHARGES	$125,524
CLASS B CONTINGENT DEFERRED SALES CHARGES (CDSC)	$4,627
CLASS B DISTRIBUTION AND SERVICE (12B-1) FEES	$56,731
CLASS C CONTINGENT DEFERRED SALES CHARGES (CDSC)	$1,129
CLASS C DISTRIBUTION AND SERVICE (12B-1) FEES	$345,886

Payments Received by Distributor: Equity Opportunity Fund
CLASS R DISTRIBUTION AND SERVICE (12B-1) FEES	$22,710

Payments Received by Distributor: Balanced Fund
CLASS A CONTINGENT DEFERRED SALES CHARGES (CDSC)	None
CLASS A DISTRIBUTION AND SERVICE (12B-1) FEES	$1,056,372
CLASS A INITIAL SALES CHARGES	$624,606
CLASS B CONTINGENT DEFERRED SALES CHARGES (CDSC)	$6,008
CLASS B DISTRIBUTION AND SERVICE (12B-1) FEES	$103,759
CLASS C CONTINGENT DEFERRED SALES CHARGES (CDSC)	$15,387
CLASS C DISTRIBUTION AND SERVICE (12B-1) FEES	$829,296
CLASS R DISTRIBUTION AND SERVICE (12B-1) FEES	$9,185

Payments Received by Distributor: Conservative Allocation Fund
CLASS A CONTINGENT DEFERRED SALES CHARGES (CDSC)	None
CLASS A DISTRIBUTION AND SERVICE (12B-1) FEES	$221,079
CLASS A INITIAL SALES CHARGES	$158,884
CLASS B DISTRIBUTION AND SERVICE (12B-1) FEES	$62,422
CLASS B CONTINGENT DEFERRED SALES CHARGES (CDSC)	$2,933
CLASS C DISTRIBUTION AND SERVICE (12B-1) FEES	$261,043
CLASS C CONTINGENT DEFERRED SALES CHARGES (CDSC)	$1,027
CLASS R DISTRIBUTION AND SERVICE (12B-1) FEES	$849

Payments Received by Distributor: Moderate Allocation Fund
CLASS A CONTINGENT DEFERRED SALES CHARGES (CDSC)	$1
CLASS A DISTRIBUTION AND SERVICE (12B-1) FEES	$318,145
CLASS A INITIAL SALES CHARGES	$190,997
CLASS B CONTINGENT DEFERRED SALES CHARGES (CDSC)	$4,745
CLASS B DISTRIBUTION AND SERVICE (12B-1) FEES	$110,821
CLASS C CONTINGENT DEFERRED SALES CHARGES (CDSC)	$5,469
CLASS C DISTRIBUTION AND SERVICE (12B-1) FEES	$257,294
CLASS R DISTRIBUTION AND SERVICE (12B-1) FEES	$675

Payments Received by Distributor: Growth Allocation Fund
CLASS A CONTINGENT DEFERRED SALES CHARGES (CDSC)	None
CLASS A DISTRIBUTION AND SERVICE (12B-1) FEES	$209,825
CLASS A INITIAL SALES CHARGES	$190,989
CLASS B CONTINGENT DEFERRED SALES CHARGES (CDSC)	$4,285
CLASS B DISTRIBUTION AND SERVICE (12B-1) FEES	$78,245
CLASS C CONTINGENT DEFERRED SALES CHARGES (CDSC)	$1,792
CLASS C DISTRIBUTION AND SERVICE (12B-1) FEES	$157,143
CLASS R DISTRIBUTION AND SERVICE (12B-1) FEES	$697

Amounts Spent by Distributor: Growth Fund
	Printing & Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Trailers & Commissions*	Overhead Costs**	Total Amount Spent by Distributor
CLASS A	$0	$2,868,714	$412,026	$3,280,740
CLASS B	$0	$38,679	$1,298	$39,977
CLASS C	$0	$1,457,494	$77,139	$1,534,633

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Amounts Spent by Distributor: Growth Fund
	Printing & Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Trailers & Commissions*	Overhead Costs**	Total Amount Spent by Distributor
CLASS R	$0	$186,223	$666,938	$853,161
CLASS R2	$0	$2,263	$282	$2,545
CLASS R4	$0	$0	$228	$228
Amounts Spent by Distributor: Equity Opportunity Fund
	Printing & Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Trailers & Commissions*	Overhead Costs**	Total Amount Spent by Distributor
CLASS A	$0	$559,143	$29,428	$588,571
CLASS B	$0	$13,672	$511	$14,183
CLASS C	$0	$281,940	$1,246	$283,186
CLASS R	$0	$9,496	$2,016	$11,512

Amounts Spent by Distributor: Balanced Fund
	Printing & Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Trailers & Commissions*	Overhead Costs**	Total Amount Spent by Distributor
CLASS A	$0	$836,545	$57,842	$894,387
CLASS B	$0	$25,194	$747	$25,941
CLASS C	$0	$761,146	$10,661	$771,807
CLASS R	$0	$7,614	$392	$8,006

Amounts Spent by Distributor: Conservative Allocation Fund
	Printing & Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Trailers & Commissions*	Overhead Costs**	Total Amount Spent by Distributor
CLASS A	$0	$213,346	$12,434	$225,780
CLASS B	$0	$15,200	$407	$15,607
CLASS C	$0	$245,639	$2,063	$247,702
CLASS R	$0	$849	$30	$879

Amounts Spent by Distributor: Moderate Allocation Fund
	Printing & Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Trailers & Commissions*	Overhead Costs**	Total Amount Spent by Distributor
CLASS A	$0	$306,071	$15,994	$322,065
CLASS B	$0	$27,130	$574	$27,704
CLASS C	$0	$243,075	$1,700	$244,775
CLASS R	$0	$679	$59	$738

Amounts Spent by Distributor: Growth Allocation Fund
	Printing & Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Trailers & Commissions*	Overhead Costs**	Total Amount Spent by Distributor
CLASS A	$0	$204,736	$8,164	$212,900
CLASS B	$0	$19,301	$260	$19,561
CLASS C	$0	$149,819	$1,134	$150,953
CLASS R	$0	$696	$2	$698
* Includes amounts paid to affiliated broker/dealers.
** Includes sales promotion expenses.

SHAREHOLDER SERVICES PLAN: JENNISON GROWTH FUND. The Jennison Growth Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, the Fund's Class R2 and Class R4 shares are authorized to pay to PMFS, its affiliates or independent third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of 0.10% of the Fund’s average daily net assets attributable to the Class R2 or Class R4 shares of the Fund, as applicable.
Pursuant to the Shareholder Services Plan, the Fund's Class R2 or Class R4 shares may pay for personal shareholder services and/or account maintenance services, including responding to beneficial owner inquiries, providing information regarding beneficial owner investments, other similar personal services and/or services related to the maintenance of shareholder accounts as contemplated by Financial Industry Regulatory Authority, Inc. Rule 2341 or any successor thereto. Because service fees are ongoing, over time they will increase the cost of an investment in the Fund. With respect to the Fund's Class R2 shares, these services are in addition to those services that may be provided under the Class R2 distribution Plan, described above.
FEE WAIVERS AND SUBSIDIES. PGIM Investments may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Funds. In addition, the Distributor may from time to time waive a portion of the distribution (12b-1) fees as described in the Prospectuses. Fee waivers and subsidies will increase the Funds' total return.
PAYMENTS TO FINANCIAL SERVICES FIRMS. As described in the Funds' Prospectuses, the Manager or certain of its affiliates (but not the Distributor) have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares.
The list below includes the names of the firms (or their affiliated broker/dealers) that received from the Manager, and/or certain of its affiliates, revenue sharing payments of more than $10,000 in calendar year 2017 for marketing and product support of the Funds and other PGIM funds as described above.
■	Prudential Retirement
■	Wells Fargo Advisors, LLC
■	Ameriprise
■	Charles Schwab & Co., Inc.
■	Merrill Lynch Pierce Fenner & Smith Inc.
■	Morgan Stanley Smith Barney
■	Raymond James
■	Fidelity
■	UBS Financial Services Inc.
■	LPL Financial
■	GWFS Equities, Inc.
■	Principal Life Insurance Company
■	Commonwealth Financial Network
■	Cetera
■	MSCS Financial Services
■	Nationwide Financial Services Inc.
■	American United Life Insurance Company
■	ADP Broker-Dealer, Inc.
■	Voya Financial
■	Massachusetts Mutual
■	PNC
■	John Hancock
■	AIG Advisor Group
■	Ascensus
■	MidAtlantic Capital Corp.
■	Edward Jones
■	Hartford Life
■	Alight Solutions LLC
■	TIAA Cref
■	Standard Insurance Company
■	Lincoln Retirement Services Company LLC
■	Reliance Trust Company
■	T. Rowe Price Retirement Plan Services

The Prudential Investment Portfolios, Inc.    66

■	TD Ameritrade Trust Company
■	Securities America, Inc.
■	Cambridge
■	Northwestern
■	RBC Capital Markets Corporation
■	Vanguard Group, Inc.
■	VALIC Retirement Services Company
■	The Ohio National Life Insurance Company
■	Sammons Retirement Solutions, Inc.
■	Conduent HR Services LLC
■	Genworth
■	Security Benefit Life Insurance Company
■	Citigroup
■	Newport Retirement Plan Services, Inc.
■	Janney Montgomery & Scott, Inc.
■	Transamerica
■	Mercer HR Services, LLC
■	Securities Service Network
■	Triad Advisors Inc.
■	KMS Financial Services
■	Northern Trust
■	Investacorp
■	Oppenheimer & Co.
■	United Planners Financial Services of America
■	1st Global Capital Corp.
■	AXA Equitable Life Insurance Company
■	BPAS
■	National Security Life

COMPUTATION OF OFFERING PRICE PER SHARE
Using the NAV at September 30, 2018, the offering prices of Fund shares were as follows:
Offering Price Per Share
	Growth Fund	Equity Opportunity Fund	Balanced Fund	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Class A
NAV and redemption price per Class A share	$42.79	$20.62	$16.38	$13.02	$15.47	$18.90
Maximum initial sales charge (5.50% of public offering price)	2.49	1.20	0.95	0.76	0.90	1.10
Maximum offering price to public	$45.28	$21.82	$17.33	$13.78	$16.37	$20.00
Class B
NAV, offering price and redemption price per Class B share	$34.18	$16.72	$16.47	$12.95	$15.30	$18.03
Class C
NAV, offering price and redemption price per Class C share	$34.34	$16.75	$16.48	$12.95	$15.29	$18.05
Class R
NAV, offering price and redemption price per Class R share	$37.57	$18.01	$16.38	$13.07	$15.36	$18.72
Class Z
NAV, offering price and redemption price per Class Z share	$46.12	$21.52	$16.49	$13.08	$15.50	$19.16
Class R2 (Jennison Growth Fund Only)
NAV, offering price and redemption price per Class R2 share	$45.99	N/A	N/A	N/A	N/A	N/A
Class R4 (Jennison Growth Fund Only)
NAV, offering price and redemption price per Class R4 share	$46.08	N/A	N/A	N/A	N/A	N/A
Class R6 (formerly Class Q)
NAV, offering price and redemption price per Class R6 share	$46.19	$21.53	$16.50	$13.07	$15.50	$19.15
PORTFOLIO TRANSACTIONS & BROKERAGE
The Funds have adopted a policy pursuant to which the Funds and their Manager, subadvisers and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Funds have adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Funds, the Manager and the subadvisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Funds and is not influenced by considerations about the sale of Fund shares. For purposes of this section, the term “Manager” includes the subadvisers.
The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Funds, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, one of the Manager's affiliates (an affiliated broker). Brokerage commissions on US securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.
In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and US Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Funds will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the SEC.
In placing orders for portfolio securities of the Funds, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently

The Prudential Investment Portfolios, Inc.    68

available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research-related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Funds may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.
When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer databases, quotation equipment and services, research-oriented computer software and services, reports concerning the performance of accounts, valuations of securities, investment-related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Funds. The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Funds and their other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.
When the Manager deems the purchase or sale of equities to be in the best interests of the Funds or their other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Funds' Board. Portfolio securities may not be purchased from any underwriting or selling syndicate of which any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Funds, will not significantly affect the Funds' ability to pursue their present investment objectives. However, in the future in other circumstances, the Funds may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.
Subject to the above considerations, an affiliate may act as a broker or futures commission merchant for the Funds. In order for an affiliate of the Manager to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the Independent Board Members, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the 1934 Act, an affiliate may not retain compensation for effecting transactions on a national securities exchange for the Funds unless the Funds have expressly authorized the retention of such compensation. The affiliate must furnish to the Funds at least annually a statement setting forth the total amount of all compensation retained by the affiliate from transactions effected for the Funds during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon the affiliate by applicable law. Transactions in options by the Funds will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Funds may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Set forth below is information concerning the payment of commissions by the Funds, including the amount of such commissions paid to an affiliate, if any, for the indicated fiscal years or periods:
Brokerage Commissions Paid by the Funds
	2018	2017	2016
Growth Fund
Total brokerage commissions paid by the Fund	$1,321,248	$1,269,451	$1,191,755

Brokerage Commissions Paid by the Funds
	2018	2017	2016
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	None	None	None
Equity Opportunity Fund
Total brokerage commissions paid by the Fund	$433,799	$420,863	$475,691
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	None	None	None
Balanced Fund
Total brokerage commissions paid by the Fund	$751,981	$416,195	$141,403
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	None	None	None
Conservative Allocation Fund
Total brokerage commissions paid by the Fund	None	None	None
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	None	None	None
Moderate Allocation Fund
Total brokerage commissions paid by the Fund	None	None	None
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	None	None	None
Growth Allocation Fund
Total brokerage commissions paid by the Fund	None	None	None
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	None	None	None

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The Funds are required to disclose their holdings of securities of their regular brokers and dealers (as defined under Rule 10b-1 under the 1940 Act) and their parents as of the most recently completed fiscal year. As of the most recently completed fiscal year, the Funds held the following securities of their regular brokers and dealers.
Broker-Dealer Securities Holdings ($) (as of most recently completed fiscal year)
Fund Name	Broker/Dealer Name	Equity or Debt	Amount
Growth Fund	JPMorgan Chase & Co.	Equity	$96,258,726
	Goldman Sachs & Co.	Equity	$56,714,332

Equity Opportunity Fund	JPMorgan Chase & Co.	Equity	$8,736,411
	Goldman Sachs & Co.	Equity	$6,710,382
	Morgan Stanley & Co. LLC	Equity	$3,656,257
Balanced Fund
	BANC OF AMERICA SECURITIES LLC	Debt	$3,349,899
	BANC OF AMERICA SECURITIES LLC	Equity	$5,662,212
	BARCLAYS CAPITAL, INC.	Debt	$600,415
	BARCLAYS CAPITAL, INC.	Equity	$81,476
	BNP PARIBAS SECURITIES CORP.	Debt	$266,219
	BNP PARIBAS SECURITIES CORP.	Equity	$146,604
	CITIGROUP GLOBAL MARKETS, INC.	Debt	$6,616,442
	CITIGROUP GLOBAL MARKETS, INC.	Equity	$4,203,448
	CREDIT SUISSE SECURITIES (USA) LLC	Debt	$2,801,789
	CREDIT SUISSE SECURITIES (USA) LLC	Equity	$81,458
	GOLDMAN SACHS & CO.	Debt	$4,316,842
	GOLDMAN SACHS & CO.	Equity	$2,623,608
	JPMORGAN CHASE & CO.	Debt	$4,791,153
	JPMORGAN CHASE & CO.	Equity	$7,428,257
	MORGAN STANLEY & CO. LLC	Debt	$5,904,379
	RBC CAPITAL MARKETS LLC	Debt	$1,349,483
	WELLS FARGO SECURITIES LLC	Debt	$6,631,159
Conservative Allocation Fund	N/A	N/A	N/A
Growth Allocation Fund	N/A	N/A	N/A
Moderate Allocation Fund	N/A	N/A	N/A
ADDITIONAL INFORMATION
FUND HISTORY. The Company was organized under the laws of Maryland on August 10, 1995 as a corporation. On May 29, 1998, the Company changed its name from Prudential Jennison Series Fund, Inc. to The Prudential Investment Portfolios, Inc. and the name of one of the Company's series was changed from Prudential Jennison Active Balanced Fund to Prudential Active Balanced Fund (Active Balanced Fund).
On May 30, 2000, the Prudential Jennison Growth & Income Fund, another series of the Company, changed its name to the Prudential Jennison Equity Opportunity Fund (Equity Opportunity Fund). The name of the other existing series was Prudential Jennison Growth Fund (Growth Fund). On July 7, 2003, Active Balanced Fund, Equity Opportunity Fund and Growth Fund changed their names to Dryden Active Balanced Fund, Jennison Equity Opportunity Fund and Jennison Growth Fund, respectively. On February 18, 2004, the Dryden Active Balanced Fund changed its name to Dryden Active Allocation Fund, and subsequently changed its name on September 30, 2009 to Dryden Asset Allocation Fund. On February 16, 2010, Dryden Asset Allocation Fund, Equity Opportunity Fund and Growth Fund, respectively, changed their names to Prudential Asset Allocation Fund, Prudential Jennison Equity Opportunity Fund and Prudential Jennison Growth Fund.

On February 18, 2004, the Company created three additional series: JennisonDryden Conservative Allocation Fund (Conservative Allocation Fund), JennisonDryden Moderate Allocation Fund (Moderate Allocation Fund) and JennisonDryden Growth Allocation Fund (Growth Allocation Fund). On February 16, 2010 Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund changed their names to Prudential Conservative Allocation Fund, Prudential Moderate Allocation Fund and Prudential Growth Allocation Fund, respectively.
Effective as of May 22, 2015, Prudential Asset Allocation Fund changed its name to Prudential Balanced Fund.
On June 11, 2018, the Prudential Balanced Fund was renamed as the PGIM Balanced Fund, the Prudential Jennison Growth Fund was renamed as the PGIM Jennison Growth Fund, the Prudential Jennison Equity Opportunity Fund was renamed as the PGIM Jennison Equity Opportunity Fund, the Prudential Conservative Allocation Fund was renamed as the PGIM Conservative Allocation Fund, the Prudential Moderate Allocation Fund was renamed as the PGIM Moderate Allocation Fund, and the Prudential Growth Allocation Fund was renamed as the PGIM Growth Allocation Fund.
DESCRIPTION OF SHARES AND ORGANIZATION. The Company is authorized to issue 6.25 billion shares of common stock, $0.001 par value per share, classified and designated as follows:
Growth Fund
Class A Common Stock	125,000,000
Class B Common Stock	2,000,000
Class C Common Stock	25,000,000
Class R Common Stock	220,000,000
Class Z Common Stock	825,000,000
Class T Common Stock	50,000,000
Class R2 Common Stock	125,000,000
Class R4 Common Stock	250,000,000
Class R6 Common Stock	275,000,000

Equity Opportunity Fund
Class A Common Stock	100,000,000
Class B Common Stock	2,000,000
Class C Common Stock	25,000,000
Class R Common Stock	200,000,000
Class Z Common Stock	325,000,000
Class T Common Stock	50,000,000
Class R6 Common Stock	320,000,000

Balanced Fund
Class A Common Stock	125,000,000
Class B Common Stock	3,000,000
Class C Common Stock	25,000,000
Class R Common Stock	125,000,000
Class Z Common Stock	280,000,000
Class T Common Stock	75,000,000
Class R6 Common Stock	290,000,000

Conservative Allocation Fund
Class A Common Stock	125,000,000
Class B Common Stock	3,000,000
Class C Common Stock	25,000,000
Class R Common Stock	165,000,000
Class Z Common Stock	285,000,000
Class T Common Stock	50,000,000

The Prudential Investment Portfolios, Inc.    72

Conservative Allocation Fund
Class R6 Common Stock	285,000,000

Moderate Allocation Fund
Class A Common Stock	125,000,000
Class B Common Stock	3,000,000
Class C Common Stock	25,000,000
Class R Common Stock	135,000,000
Class Z Common Stock	305,000,000
Class T Common Stock	50,000,000
Class R6 Common Stock	300,000,000

Growth Allocation Fund
Class A Common Stock	125,000,000
Class B Common Stock	2,000,000
Class C Common Stock	25,000,000
Class R Common Stock	100,000,000
Class Z Common Stock	300,000,000
Class T Common Stock	50,000,000
Class R6 Common Stock	300,000,000
Each class of shares represents an interest in the same assets of a Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class R6 and Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares and Class C shares have a conversion feature and (5) Class Z, Class R, Class R2, Class R4 and Class R6 shares are offered exclusively for sale to a limited group of investors.
In accordance with the Company's Articles of Incorporation, the Board Members may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board Members may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class of Shares of each Fund, when issued, against payment in full therefore, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of a Fund under certain circumstances. Each share of each class of a series is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class R6 and Class Z shares, which are not subject to any distribution and/or or service fees) bears the expenses related to the distribution of its shares.
Except for the conversion feature applicable to the Class B shares and Class C shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of that Fund's assets after all debt and expenses of that Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A, Class R and Class R2 shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A, Class R, and Class R2 shareholders and to Class R6 and Class Z shareholders, whose shares are not subject to any distribution and/or service fees.
Note: As of the date of this SAI, there are no Class T shares issued or outstanding for any Fund.
The Company does not intend to hold annual meetings of shareholders unless otherwise required by law. The Company will not be required to hold meetings of shareholders unless, for example, the election of Board Members is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the written request of a majority of the Company's outstanding shares for the purpose of voting on the removal of one or more Board Members or to transact any other business. The Company shall indemnify present and former Board Members and officers and, to the extent authorized by the Company's Board, employees and agents, against judgments, fines, settlements and expenses, including advancement of expenses to such parties to the fullest extent authorized and in the manner permitted, by applicable federal and state law.

Under the Articles of Incorporation, the Board may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. All consideration received by the Company for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.
The Board has the power to alter the number and the terms of office of the Board Members and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Board Members have been elected by the shareholders of the Company. The voting rights of shareholders are not cumulative so that holders of more than 50 percent of the shares voting can, if they choose, elect all Board Members being selected, while the holders of the remaining shares would be unable to elect any Board Members.
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS
Set forth below are the name and address of any person (a “principal shareholder”) who owned of record or beneficially 5% or more of any class of outstanding shares of the Funds and their percentage of ownership. Also set forth below are the name and address of any person (a “control person”) who owned of record or beneficially either directly or through controlled companies more than 25% of the voting securities of the Funds or who acknowledges or asserts the existence of control. Control persons may be able to determine or significantly influence the outcome of matters submitted to a shareholder vote.
Principal Fund Shareholders (as of November 7, 2018)
Fund Name and Share Class	Shareholder Name and Address	No. of Shares	% of Class
PGIM Conservative Allocation Fund – Class A	Wells Fargo Clearing Svcs LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,833,268.081	27.62%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	1,177,177.093	17.73%
PGIM Conservative Allocation Fund – Class B	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	71,797.401	20.41%
	Wells Fargo Clearing Svcs LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	38,030.242	10.81%
	Merrill, Lynch, Pierce, Fenner & Smith For the Sole Benefit of its Customer 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	28,178.001	8.01%
	American Enterprise Investment Svc (FBO) 41999970 707 2nd Ave South Minneapolis, MN 55402-2405	20,735.696	5.89%
PGIM Conservative Allocation Fund – Class C	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	506,848.205	26.44%
	Wells Fargo Clearing Svcs LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	320,972.465	16.75%

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Principal Fund Shareholders (as of November 7, 2018)
Fund Name and Share Class	Shareholder Name and Address	No. of Shares	% of Class
PGIM Conservative Allocation Fund – Class Z	Wells Fargo Clearing Svcs LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	246,683.12	31.73%
	FIIOC FBO Wisler Pearlstine LLP 401K Profit Sharing Plan 100 Magellan Way #KWIC Covington, KY 41015-1987	150,651.299	19.38%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	74,142.374	9.54%
PGIM Conservative Allocation Fund – Class R	Mid Atlantic Trust Company FBO James Caskey, MD 401(K) Plan 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	11,863.346	85.72%
	Michael Weber TTEE FBO Endodontic Assoc. of Greater Washing C/O Fascore LLC 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111	965.672	6.98%
PGIM Conservative Allocation Fund – Class R6	Matrix Trust Company Cust. FBO Daboter 401(K) Plan 717 17th Street – Suite 1300 Denver, CO 80202	4,026.141	83.69%
	Prudential Investment Mgmt Inc. Prudential Investments Fund Management LLC Attn: Robert McHugh 655 Broad St – 19th Floor 08-19-24 Newark, NJ 07102-4410	784.554	16.31%
PGIM Moderate Allocation Fund – Class A	Wells Fargo Clearing Svcs LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	2,487,846.511	31.00%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	1,325,202.57	16.52%
PGIM Moderate Allocation Fund – Class B	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	128,326.931	22.08%
	Wells Fargo Clearing Svcs LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	46,061.475	7.92%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza Fl 12 New York, NY 10004-1901	45,439.559	7.82%
PGIM Moderate Allocation Fund – Class C	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	369,059.449	23.64%

Principal Fund Shareholders (as of November 7, 2018)
Fund Name and Share Class	Shareholder Name and Address	No. of Shares	% of Class
	Wells Fargo Clearing Svcs LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	175,975.81	11.27%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	121,595.95	7.79%
PGIM Moderate Allocation Fund – Class Z	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	35,464.244	18.85%
	2005 Deferred Compensation Plan FBO: W Scott McDonald Attn: Elyse McLaughlin Gateway Center 3 Newark, NJ 071020000	34,619.71	18.40%
	LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	12,270.034	6.52%
	Prudential Trust Company C/F the Rollover IRA of Pamela A. Gedman 213 Rosewood Ter. Linden, NJ 07036-4925	12,099.694	6.43%
	Wells Fargo Clearing Svcs LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	11,198.024	5.95%
PGIM Moderate Allocation Fund – Class R	Ascensus Trust Company FBO Charles E. Tuttle Company, Inc. 401 710308 P.O. BOX 10758 Fargo, ND 58106	4,273.475	35.95%
	Ascensus Trust Company FBO Joe Lewis Company Safe Harbor PS 40 219746 P.O. BOX 10758 Fargo, ND 58106	4,217.074	35.48%
	Ascensus Trust Company FBO Teachers Assoc. of Anne Arundel Co. 196971 P.O. BOX 10758 Fargo, ND 58106	2,865.581	24.11%
PGIM Moderate Allocation Fund – Class R6	Prudential Investment Mgmt Inc. Prudential Investments Fund Management LLC Attn: Robert McHugh 655 Broad St – 19th Floor 08-19-24 Newark, NJ 07102-4410	669.806	100.00%
PGIM Growth Allocation Fund – Class A	Wells Fargo Clearing Svcs LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	825,904.383	18.44%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	793,682.163	17.72%

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Principal Fund Shareholders (as of November 7, 2018)
Fund Name and Share Class	Shareholder Name and Address	No. of Shares	% of Class
PGIM Growth Allocation Fund – Class B	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	72,275.603	20.87%
PGIM Growth Allocation Fund – Class C	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	179,875.556	20.32%
	Wells Fargo Clearing Svcs LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	155,762.366	17.59%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	85,041.468	9.61%
PGIM Growth Allocation Fund – Class Z	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	126,963.444	51.70%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	40,581.17	16.52%
PGIM Growth Allocation Fund – Class R	Michael Weber TTEE FBO Endodontic Assoc. of Greater Washing C/O Fascore LLC 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111	813.044	36.87%
	Ascensus Trust Company FBO Charles E. Tuttle Company, Inc. 401 710308 P.O. BOX 10758 Fargo, ND 58106	590.455	26.77%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Exl Ben Customers of UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086	422.042	19.14%
	Prudential Investment Mgmt Inc. Prudential Investments Fund Management LLC Attn: Robert McHugh 655 Broad St – 19th Floor 08-19-24 Newark, NJ 07102-4410	231.569	10.50%
	Ascensus Trust Company FBO LBF Travel 401(K) Plan 686926 710308 P.O. BOX 10758 Fargo, ND 58106	147.663	6.70%
PGIM Growth Allocation Fund – Class R6	Matrix Trust Company Cust. FBO Daboter 401(K) Plan 717 17th Street – Suite 1300 Denver, CO 80202	23,965.274	97.76%
PGIM Balanced Fund – Class A	Wells Fargo Clearing Svcs LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	4,498,885.431	20.42%

Principal Fund Shareholders (as of November 7, 2018)
Fund Name and Share Class	Shareholder Name and Address	No. of Shares	% of Class
	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	2,449,610.302	11.12%
PGIM Balanced Fund – Class B	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	128,275.968	22.71%
	Wells Fargo Clearing Svcs LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	79,356.636	14.05%
	American Enterprise Investment Svc (FBO) 41999970 707 2nd Ave South Minneapolis, MN 55402-2405	57,108.231	10.11%
PGIM Balanced Fund – Class C	Wells Fargo Clearing Svcs LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,117,128.018	20.13%
	American Enterprise Investment Svc (FBO) 41999970 707 2nd Ave South Minneapolis, MN 55402-2405	713,711.555	12.86%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	690,422.368	12.44%
	LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	545,638.709	9.83%
	Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716	453,656.029	8.18%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	282,381.300	5.09%
PGIM Balanced Fund – Class Z	American Enterprise Investment Svc (FBO) 41999970 707 2nd Ave South Minneapolis, MN 55402-2405	1,697,273.581	15.08%
	Merrill, Lynch, Pierce, Fenner & Smith For the Sole Benefit of its Customer 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	1,092,786.624	9.71%
	Prudential Retirement Insurance and Annuity Company FBO Target IRA Valerie Weber TTEE 280 Trumbull St. Hartford, CT 06103-359	976,541.104	8.68%

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Principal Fund Shareholders (as of November 7, 2018)
Fund Name and Share Class	Shareholder Name and Address	No. of Shares	% of Class
	Wells Fargo Bank NA Trustee City of Tallahassee Matched Annuity C/O Fascore LLC 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111	958,188.242	8.51%
	Prudential Retirement Insurance and Annuity Company FBO Target 403B Valerie Weber TTEE 280 Trumbull St. Hartford, CT 06103-359	912,125.251	8.10%
	LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	835,272.788	7.42%
PGIM Balanced Fund – Class R	Merrill, Lynch, Pierce, Fenner & Smith For the Sole Benefit of its Customer 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	33,125.717	24.47%
	Kyle Edwards & Nadia Van Gorp TTEE Van Gorp Insurors LTD 401K C/O Fascore LLC 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111	16,091.254	11.89%
	Ascensus Trust Company FBO Thomas D. Brant DDS 401K/PS Plan 69 710308 P.O. BOX 10758 Fargo, ND 58106	16,064.79	11.87%
	Ascensus Trust Company FBO Silent Call Corporation 401(K) Plan 710308 P.O. BOX 10758 Fargo, ND 58106	14,402.668	10.64%
	Ascensus Trust Company FBO Alliance Offshore LLC 401(K) Plan 710308 P.O. BOX 10758 Fargo, ND 58106	13,036.385	9.63%
	Mid Atlantic Trust Company FBO Vantage Partners LLC 401(K) Profit 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	11,325.926	8.37%
	Ascensus Trust Company FBO Weathermark LLC Individual K Plan 710308 P.O. BOX 10758 Fargo, ND 58106	10,389.971	7.68%
	PAI Trust Company, Inc. McCamon Hunt Insurance Agency 401(K) 1300 Enterprise Drive De Pere, WI 541150000	8,622.737	6.37%
PGIM Balanced Fund – Class R6	Edward D. Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts, MO 63043-3003	326,351.417	98.82%
PGIM Jennison Equity Opportunity Fund – Class A	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	2,727,354.108	25.04%

Principal Fund Shareholders (as of November 7, 2018)
Fund Name and Share Class	Shareholder Name and Address	No. of Shares	% of Class
	Wells Fargo Clearing Svcs LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	2,637,379.592	24.21%
PGIM Jennison Equity Opportunity Fund – Class B	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	59,484.934	20.69%
	American Enterprise Investment Svc (FBO) 41999970 707 2nd Ave South Minneapolis, MN 55402-2405	35,220.888	12.25%
	Wells Fargo Clearing Svcs LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	29,432.289	10.24%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105	23,889.853	8.31%
	LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	16,352.859	5.69%
PGIM Jennison Equity Opportunity Fund – Class C	Wells Fargo Clearing Svcs LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	753,201.339	39.70%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza Fl 12 New York, NY 10004-1901	174,474.765	9.20%
	Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716	168,641.002	8.89%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	140,036.823	7.38%
	LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	103,951.812	5.48%
PGIM Jennison Equity Opportunity Fund – Class Z	Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716	1,340,133.942	21.09%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	965,452.105	15.19%

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Principal Fund Shareholders (as of November 7, 2018)
Fund Name and Share Class	Shareholder Name and Address	No. of Shares	% of Class
	PIMS/Prudential Retirement As Nominee for the TTEE/Cust Pl 300 Jennison Associates 466 Lexington Ave - 18th Floor Jennison Associates New York, NY 10017	690,307.701	10.86%
	Wells Fargo Clearing Svcs LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	595,027.11	9.36%
	American Enterprise Investment Svc (FBO) 41999970 707 2nd Ave South Minneapolis, MN 55402-2405	543,650.375	8.55%
	Reliance Trust Co. TTEE ADP Access Large Market 401K 1100 Abernathy Rd Atlanta, GA 30328-5620	373,751.567	5.88%
PGIM Jennison Equity Opportunity Fund – Class R	Merrill, Lynch, Pierce, Fenner & Smith For the Sole Benefit of its Customer 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	74,547.138	39.84%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	46,954.24	25.10%
	Mid Atlantic Trust Company FBO Jersey Shore Cadiorasic & Vascular 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	15,324.022	8.19%
	Ascensus Trust Company FBO Make-A-Wish 401(K) Plan 214464 710308 P.O. BOX 10758 Fargo, ND 58106	14,703.719	7.86%
PGIM Jennison Equity Opportunity Fund – Class R6	PGIM Growth Allocation Fund Attn: Edward Campbell/Stacie Mintz Gateway Center 2, 4th Floor Newark, NJ 07102-0000	387,911.61	42.86%
	Prudential Investment Portfolios Inc. - PGIM Moderate Allocation Fund Attn: Edward Campbell/Stacie Mintz Gateway Center 2, 4th Floor Newark, NJ 07102-0000	313,613.804	34.65%
	PGIM Conservative Allocation Fund Attn: Edward Campbell/Stacie Mintz Gateway Center 2, 4th Floor Newark, NJ 07102-0000	126,054.012	13.93%
	Edward D. Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts, MO 63043-3003	64,666.587	7.14%
PGIM Jennison Growth Fund – Class A	Wells Fargo Clearing Svcs LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	5,830,784.71	18.59%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	5,427,316.922	17.31%

Principal Fund Shareholders (as of November 7, 2018)
Fund Name and Share Class	Shareholder Name and Address	No. of Shares	% of Class
PGIM Jennison Growth Fund – Class B	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	63,776.994	15.01%
	American Enterprise Investment Svc (FBO) 41999970 707 2nd Ave South Minneapolis, MN 55402-2405	43,980.338	10.35%
	Wells Fargo Clearing Svcs LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	38,119.976	8.97%
PGIM Jennison Growth Fund – Class C	Wells Fargo Clearing Svcs LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,911,647.238	37.17%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza Fl 12 New York, NY 10004-1901	575,104.243	11.18%
	Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716	363,985.497	7.08%
	American Enterprise Investment Svc (FBO) 41999970 707 2nd Ave South Minneapolis, MN 55402-2405	358,384.267	6.97%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	307,347.614	5.98%
	Merrill, Lynch, Pierce, Fenner & Smith For the Sole Benefit of its Customer 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	300,924.884	5.85%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	281,612.257	5.48%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105	268,294.279	5.22%
PGIM Jennison Growth Fund – Class Z	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	20,046,131.478	26.25%
	Merrill, Lynch, Pierce, Fenner & Smith For the Sole Benefit of its Customer 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	6,196,954.303	8.11%

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Principal Fund Shareholders (as of November 7, 2018)
Fund Name and Share Class	Shareholder Name and Address	No. of Shares	% of Class
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza Fl 12 New York, NY 10004-1901	4,786,630.975	6.27%
	Wells Fargo Clearing Svcs LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	4,012,057.295	5.25%
PGIM Jennison Growth Fund – Class R	PIMS/Prudential Retirement As Nominee for the TTEE/Cust Pl 007 Prudential SmartSolution IRA 280 Trumbull St. Hartford, CT 06103	3,006,392.64	34.45%
	PIMS/Prudential Retirement As Nominee for the TTEE/Cust Pl 006 Prudential SmartSolution IRA 280 Trumbull St. Hartford, CT 06103	2,634,682.068	30.19%
	PIMS/Prudential Retirement As Nominee for the TTEE/Cust Pl 007 Prudential SmartSolution IRA 280 Trumbull St. Hartford, CT 06103	687,845.936	7.88%
PGIM Jennison Growth Fund – Class R2	Nationwide Trust Company FSB C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	171,249.457	99.12%
PGIM Jennison Growth Fund – Class R4	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	7,936.841	30.74%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	4,193.947	16.24%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	4,103.799	15.89%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	2,255.479	8.74%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	2,230.037	8.64%
PGIM Jennison Growth Fund – Class R6	JP Morgan Chase Bank NA as Custodian JP Morgan Chase Bank, N. A. as Custodian 4 Chase Metrotech Center Brooklyn, NY 11245	401,386.167	16.74%
	Reliance Trust Co. TTEE ADP Access Large Market 401K 1100 Abernathy Rd Atlanta, GA 30328-5620	352,495.388	14.70%
	PIMS/Prudential Retirement As Nominee for the TTEE/Cust Pl 007 The School Board of Sarasota 1960 Landings Boulevard Sarasota, FL 34231	321,356.596	13.40%

Principal Fund Shareholders (as of November 7, 2018)
Fund Name and Share Class	Shareholder Name and Address	No. of Shares	% of Class
	PIMS/Prudential Retirement As Nominee for the TTEE/Cust Pl 300 Sheet Metal Workers Union PO Box 4148 Portland, OR 97208	252,402.634	10.52%
	PIMS/Prudential Retirement As Nominee for the TTEE/Cust Pl 005 Genesis Healthcare System 1246 Ashland Ave – Suite 205 Zanesville, OH 43701	204,485.725	8.53%
	JP Morgan Chase Bank NA as Custodian JP Morgan Chase Bank, N. A. as Custodian 4 Chase Metrotech Center Brooklyn, NY 11245	137,272.838	5.72%

Control Persons (as of November 7, 2018)
Fund Name	Shareholder Name and Address	No. of Shares	% of Fund
PGIM Moderate Allocation Fund	Wells Fargo Clearing Svcs LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	2,721,081.82	26.29%
PGIM Conservative Allocation Fund	Wells Fargo Clearing Svcs LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	2,438,953.908	25.15%
As of the date of this SAI, no person was deemed to have “control” (as that term is defined in the 1940 Act) of the PGIM Balanced Fund, PGIM Growth Allocation Fund, PGIM Jennison Equity Opportunity Fund and PGIM Jennison Growth Fund because it owned more than 25% of the Fund’s outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise.
As of the date of this SAI, the Board Members and Officers of the Funds, as a group, owned less than 1% of the outstanding shares of each Fund.
FINANCIAL STATEMENTS
The financial statements for the Funds for the fiscal year ended September 30, 2018, which are incorporated in this SAI by reference to the 2018 annual reports to shareholders (File No. 811-7343), were audited by KPMG LLP, an independent registered public accounting firm. You may obtain a copy of the annual report at no charge by request to the Funds by calling (800) 225-1852 or by writing to Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, RI 02940.

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PART II
PURCHASE, REDEMPTION AND PRICING OF FUND SHARES
SHARE CLASSES. The Funds may offer shares of one or more classes to investors. Not every share class described in this SAI may be offered, and investors should consult their Prospectuses for specific information concerning the share classes that are available to them.
Shares of the Funds may be purchased at a price equal to the next determined NAV per share plus a sales charge (if applicable) which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis (Class B and Class C shares or Class A shares, in certain circumstances). Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class Z shares, if offered, are offered only to a limited group of investors at NAV without any sales charges.
Additional or different classes of shares may also be offered, including Class R, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6. If offered, specific information with respect to these share classes is set forth in the Prospectuses and SAI.
For more information, see “How to Buy, Sell and Exchange Fund Shares—How to Buy Shares” in the Prospectuses.
PURCHASE BY WIRE. For an initial purchase of shares of the Funds by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. PMFS will request the following information: your name, address, tax identification number, Fund name, class election (if applicable), dividend distribution election, amount being wired and wiring bank. PMFS will also furnish you with instructions for wiring the funds from your bank to the Funds' Custodian.
If you arrange for receipt by the Custodian of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time), on a business day, you may purchase shares of the Funds as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.
In making a subsequent purchase order by wire, you should wire the Custodian directly and should be sure that the wire specifies the Fund name, the share class to be purchased, your name, individual account number, Direct Deposit Account (DDA) Number and the Fund's Bank Account registration. You do not need to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for subsequent purchase by wire is $100.
ISSUANCE OF FUND SHARES FOR SECURITIES. Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Funds, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Funds' Manager.
MULTIPLE ACCOUNTS. An institution may open a single master account by filing an application with PMFS, signed by personnel authorized to act for the institution. Individual subaccounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice. Procedures will be available to identify subaccounts by name and number within the master account name. The foregoing procedures would also apply to related institutional accounts (i.e., accounts of shareholders with a common institutional or corporate parent). The investment minimums as set forth in the relevant Prospectus under “How to Buy and Sell Fund Shares—How to Buy Shares” are applicable to the aggregate amounts invested by a group, and not to the amount credited to each subaccount.
REOPENING AN ACCOUNT. Subject to the minimum investment restrictions, an investor may reopen an account, without filing a new application, at any time during the calendar year the account is closed, provided that the information on that application is still applicable.
RESTRICTIONS ON SALE OF FUND SHARES. The right of redemption may be suspended or the date of payment may be postponed for a period of up to seven days. Suspensions or postponements may not exceed seven days except at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal of Fund securities is not reasonably practicable or it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or (4) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.
REDEMPTION IN KIND. The Funds may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Funds, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash, and you would bear all market risk relating to the securities until the securities are sold. The Funds, however, have elected to be governed by Rule 18f-1 under the 1940 Act, under which the Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Funds during any 90-day period for any one shareholder.
RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described under “Reducing or Waiving Class A's Initial Sales Charge” in the Prospectus, may aggregate the value of their existing holdings of Class A, Class B, and Class C shares of the Fund and shares of other PGIM Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with PMFS and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge). The Distributor, your broker or PMFS must be notified at the time of purchase that the investor is entitled to a reduced sales charge. Reduced sales charges will be granted subject to confirmation of the investor's holdings. This does not apply to PGIM Government Money Market Fund.
SALE OF SHARES. You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by PMFS in connection with investors' accounts) by PMFS or your broker or other financial intermediary. See “Net Asset Value” below. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge (CDSC), as described in “Contingent Deferred Sales Charge” below. If you are redeeming your shares through a broker, your broker must receive your sell order before the NAV is computed for that day (at the close of regular trading on the NYSE, usually, 4:00 p.m. Eastern time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Funds.
All correspondence and documents concerning redemptions should be sent to the Funds in care of PMFS, P.O. Box 9658, Providence, Rhode Island 02940 or to your broker or other financial intermediary.
If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by PMFS, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to PMFS must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Funds in care of PMFS, P.O. Box 9658, Providence, RI 02940, to the Distributor or to your broker.
Payment for redemption of recently purchased shares will be delayed until the Funds or PMFS has been advised that the purchase check has been honored, which may take up to 7 calendar days from the time of receipt of the purchase check by PMFS. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.
SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on PMFS’ records, (4) are to be paid to a corporation, partnership, trust or fiduciary, or (5) are to be paid due to the death of the shareholder or on behalf of the shareholder, and your shares are held directly with PMFS, the signature(s) on the redemption request or stock power must be Medallion signature guaranteed. The Medallion signature guarantee must be obtained from an authorized officer of a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized Medallion programs (STAMP, SEMP, or NYSE MSP), but not from a notary public. The Medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Fund may change the signature guarantee requirements from time to time without prior notice to shareholders. PMFS reserves the right to reject transactions where the value of the transaction exceeds the value of the surety coverage indicated on the Medallion imprint. PMFS also reserves the right to request additional information from, and make reasonable inquires of, any institution that provides a Medallion signature guarantee. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in PMFS' records, a Medallion signature guarantee is not required.
Under normal market conditions, payment for shares presented for redemption will be made by check within seven days after receipt by PMFS or your broker of the written request and certificates, if issued, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the

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Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or (4) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.
EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $100 or more, except if an account for which an expedited redemption is requested has an NAV of less than $100, the entire account will be redeemed. Redemption proceeds in the amount of $500 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. The money would generally be received by your bank within one business day of the redemption. Redemption proceeds of less than $500 will be sent by ACH to your bank which must be a member of the Automated Clearing House (ACH) system. The money would generally be received by your bank within three business days of the redemption. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectuses regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see “How to Buy, Sell and Exchange Fund Shares-Telephone Redemptions or Exchanges” in the Prospectuses. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS.
INVOLUNTARY REDEMPTION. If the value of your account with PMFS is less than $500 for any reason, PMFS may sell the rest of your shares (without charging any CDSC) and close your account. The involuntary sale provisions do not apply to: (i) an individual retirement account (IRA) or other qualified or tax-deferred retirement plan or account, (ii) Automatic Investment Plan (AIP) accounts, employee savings plan accounts or payroll deduction plan accounts, (iii) accounts under the same registration with multiple share classes in the Fund whose combined value exceeds $500, or (iv) clients with assets more than $50,000 across the PGIM family of funds. “Client” for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors.
PMFS has the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sales of its shares under certain circumstances. These circumstances include, but are not limited to, failure by you to provide additional information requested, such as information required to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares. Furthermore, PMFS is required by law to close your account if you do not provide the required identifying information; this would result in the redemption of shares at the then-current day's NAV and the proceeds would be remitted to you via check. PMFS will attempt to verify your identity within a reasonable time frame (e.g., 60 days) which may change from time to time.
ACCOUNT MAINTENANCE FEE. In order to offset the disproportionate effect (in basis points) of expenses associated with servicing lower balance accounts, if the value of your Class A, Class B, Class C or Class Z account with PMFS is less than $10,000, a $15 annual account maintenance fee (“account maintenance fee”) will be deducted from your account. The account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the account maintenance fee will be waived. The account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) accounts for which you have elected to receive your account statements, transaction confirmations, prospectuses, and fund shareholder reports electronically rather than by mail, (iii) omnibus accounts or other accounts for which the dealer is responsible for recordkeeping, (iv) institutional accounts, (v) group retirement plans (including SIMPLE IRA plans, profit-sharing plans, money purchase pension plans, Keogh plans, defined compensation plans, defined benefit plans and 401(k) plans), (vi) AIP accounts or employee savings plan accounts, (vii) accounts with the same registration associated with multiple share classes within the Fund, provided that the aggregate value of share classes with the same registration within the Fund is $10,000 or more, or (viii) clients with assets of $50,000 or more across the PGIM family of funds. “Client” for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors or other financial intermediary.
90 DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege during the previous 12 months, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption in Class A, Class B or Class C shares will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) This repurchase privilege can only be used once in a 12-month period. You must notify PMFS, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See “Contingent Deferred Sales Charge” below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.
The terms of this privilege may vary by financial intermediary. For more information, see “Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries” in the Fund’s prospectus.
CONTINGENT DEFERRED SALES CHARGE (CDSC)
Class A. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1.00% CDSC. (Note: For PGIM Short-Term Corporate Bond Fund only, investors who purchase $1 million or more of Class A shares and then sell these shares within 18 months of purchase are subject to a 0.50% CDSC).
Class B. Redemptions of Class B shares will be subject to a CDSC declining from 5.00% to zero over a six-year period (or a four-year period in the case of PGIM Short-Term Corporate Bond Fund).
Class C. Class C shares redeemed within 12 months of purchase will be subject to a 1.00% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you.
Waiver of CDSC. The Class A, Class B, or Class C CDSC is waived if the shares are sold:
■	After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or disability of the grantor). This waiver applies to individual shareholders as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability,
■	To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account,
■	To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account, and
■	On certain redemptions effected through a Systematic Withdrawal Plan (Class B shares only).
If you purchase Class Z shares (see “Qualifying for Class Z Shares” in the Prospectus) within 5 days of redemption of your Class A shares that you had purchased directly through the Fund's transfer agent, PMFS will credit your account with the appropriate number of shares to reflect any CDSC you paid on the reinvested portion of your redemption proceeds.
Calculation of CDSC. The CDSC will be imposed on any redemption that reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), 6 years in the case of Class B shares (or four years in the case of PGIM Short-Term Corporate Bond Fund Class B shares), and 12 months in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.
The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. The CDSC will be calculated from the date of the initial purchase, excluding the time shares were held in Class B or Class C shares of a money market fund. See “Shareholder Services—Exchange Privileges” below.
In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), 6 years for Class B shares (four years in the case of PGIM Short-Term Corporate Bond Fund) and 12 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would

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be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represent appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.
For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.
As noted above, the CDSC will be waived in the case of a redemption following the death or permanent disability of a shareholder or, in the case of a trust account, following the death or permanent disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of permanent disability, provided that the shares were purchased prior to death or permanent disability.
The CDSC will be waived in the case of a total or partial redemption in connection with certain distributions under the Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For distributions from an IRA or 403(b) custodial account, the shareholder must submit a copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 70 1⁄2. The distribution form must be signed by the shareholder.
SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions of Class B shares effected through a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. PMFS will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold of 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.
In addition, the CDSC will be waived on redemptions of shares held by Board Members of the Funds.
You must notify PMFS either directly or through your broker, at the time of redemption that you are entitled to a waiver of the CDSC and provide PMFS or your broker with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.
PMFS reserves the right to request such additional documents as it may deem appropriate.
AUTOMATIC CONVERSION OF CLASS B SHARES. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.
Note: Class B shares of PGIM Short-Term Corporate Bond Fund will automatically convert to Class A shares on a quarterly basis approximately five years after purchase.
The number of Class B shares eligible to convert to Class A shares will be the total number of shares that have completed their aging schedule (including any time spent at 0% liability), plus all shares acquired through the reinvestment of dividends for Class B shares.
Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.
For purposes of calculating the applicable holding period for conversions, for Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in a money market fund will be excluded for the Class B shares. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchaser of such shares.
The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the IRS that the conversion of shares does not constitute a taxable event for federal income tax purposes. The automatic conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If such conversions are suspended, Class B shares of the Funds will continue to be subject, possibly indefinitely, to their higher annual distribution and service (12b-1) fee. Shareholders should consult their tax advisers regarding the tax consequences of the conversion or exchange of shares.
AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.
For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.
Class C shares were generally closed to investments by new group retirement plans effective on June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.
The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.
EXCHANGE OF SHARE CLASSES WITHIN THE FUND. Within the Fund, investors or their financial intermediaries may wish to exchange investments in one share class of the Fund to another share class offered by the same Fund. For certain exchanges, subject to the discretion of the Manager and or its affiliates, the Fund may need to waive applicable sales charges in the share class that the shareholder is receiving and/or waive CDSC on the redeemed shares, as applicable.
Such exchanges may be subject to the continuing availability of opinions of counsel or rulings of the IRS that the exchange of shares does not constitute a taxable event for federal income tax purposes. If such opinions or rulings are no longer available, then the exchange may be a taxable event. Shareholders should consult their tax advisers regarding the tax consequences of the exchange of shares.
Please contact PMFS at (800) 225-1852 for more details on such exchanges.
NET ASSET VALUE
The price an investor pays for a Fund share is based on the share value. The share value—known as the net asset value per share or NAV—is determined by subtracting Fund liabilities from the value of Fund assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Funds will compute their NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. For purposes of computing NAV, the Funds will value futures contracts generally 15 minutes after the close of regular trading on the NYSE. The Funds may not compute their NAV on days on which no orders to purchase, sell or exchange shares of the Funds have been received or on days on which changes in the value of the Funds' portfolio securities do not materially affect NAV. The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. Please see the NYSE website (www.nyse.com) for a specific list of the holidays on which the NYSE is closed.
In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange and NASDAQ System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price, as provided by a pricing service or principal market marker. Securities included on the NASDAQ Market are valued at the NASDAQ Official Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. NASDAQ Market

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Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Open-end, non-exchange traded mutual funds are valued at their net asset value as determined as of the close of the NYSE on the date of valuation. Corporate bonds (other than convertible debt securities) and US Government securities that are actively traded in the OTC market, including listed securities for which the primary market is believed by the Manager in consultation with the subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the subadviser to be OTC, are valued on the day of valuation at an evaluated bid price provided by an independent pricing agent, or, in the absence of valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.
Options on securities and securities indexes that are listed on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Where exchange trading has halted on exchange-traded call or put options, the last available traded price may be used for a period of no longer than five business days. On the sixth business day, such options may be valued at zero in the absence of trading, when such options are “out of the money” by more than 5% of the value of the underlying asset and expire within 14 calendar days of the valuation date. If this methodology is determined to not be representative of the market value for the options, they will be fair valued.
Futures contracts and options thereon traded on a commodities exchange or Board of Trade shall be valued on the day of valuation at the last sale price at the close of trading on such exchange or Board of Trade or, if there was no sale on the applicable exchange or Board of Trade on such date, at the mean between the most recently quoted bid and asked prices on such exchange or Board of Trade or at the last bid price in the absence of an asked price. Quotations of non-US securities in a non-US currency are converted to US dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the subadviser or Manager under procedures established by and under the general supervision of the Funds' Board.
Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of the Funds. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or subadviser (or Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the subadviser or Manager, as applicable, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other PGIM funds; and such other factors as may be determined by the subadviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the subadviser or Manager believes were priced incorrectly.
A “significant event” (which includes, but is not limited to, an extraordinary political or market event) is an event that the subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of portfolio securities to no longer reflect their value at the time of the NAV calculation. On a day that the Manager determines that one or more portfolio securities constitute Fair Value Securities, the Manager’s Fair Valuation Committee may determine the fair value of these securities if the fair valuation of each security results in a change of less than $0.01 to the Funds' NAV and/or the fair valuation of the securities in the aggregate results in a change of less than one half of one percent of the Funds' daily net assets and the Fair Valuation Committee presents these valuations to the Board for its ratification. In the event that the fair valuation of a security results in a NAV change of $0.01 or more per share and/or in the aggregate results in a change of one half of one percent or more of the daily NAV, the Board shall promptly be notified, in detail, of the fair valuation, and the fair valuation will be reported on and presented for ratification at the next regularly scheduled Board meeting. Also, the Board receives, on an interim basis, reports of the meetings of the Valuation Committee that occur between regularly scheduled Board meetings.

In addition, the Funds use a service provided by a pricing vendor to fair value non-US Fair Value Securities, which are securities that are primarily traded in non-US markets and subject to a valuation adjustment upon the reaching of a valuation “trigger” determined by the Board. The fair value prices of non-US Fair Value Securities reflect an adjustment to closing market prices that is intended to reflect the causal link between movements in the US market and the non-US market on which the securities trade.
The use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Funds could obtain the fair value assigned to a security if the security were sold at approximately the same time at which the NAV per share is determined.
Generally, futures contracts will be valued at the close of trading for those contracts (normally 15 minutes after the close of regular trading on the NYSE). If, in the judgment of the subadviser or Manager, the closing price of a contract is materially different from the contract price at the NYSE close, a fair value price for the contract will be determined.
If dividends are declared daily, the NAV of each class of shares will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.
SHAREHOLDER SERVICES
Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by PMFS. Share certificates are no longer issued for shares of the Funds. The Funds furnish to shareholders the following privileges and plans:
AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Funds at NAV per share. An investor may direct PMFS in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to PMFS within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or the proceeds by PMFS. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.
EXCHANGE PRIVILEGES. The Funds furnish to shareholders the privilege of exchanging their shares of the Funds for shares of certain other PGIM funds, as disclosed in each Fund’s Prospectus, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other PGIM funds may also be exchanged for shares of the Funds. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for federal income tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of PGIM funds, the exchange privilege is available for those funds eligible for investment in the particular program.
It is contemplated that the exchange privilege may be applicable to new PGIM funds, the shares of which may be distributed by the Distributor.
In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to PMFS and hold shares in non-certificated form. Thereafter, you may call the Funds at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:30 a.m. and 5:00 p.m. Eastern time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to authenticate your account. A written confirmation of the exchange transaction will be sent to you. Neither the Funds nor their agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.
If you hold shares through a brokerage firm, you must exchange your shares by contacting your financial adviser.
If you hold share certificates, the certificates must be returned in order for the shares to be exchanged. See “Purchase, Redemption and Pricing of Fund Shares—Sale of Shares” above.
You may also exchange shares by mail by writing to PMFS, P.O. Box 9658, Providence, RI 02940.
In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to PMFS at the address noted above.

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Class A shares: Shareholders of the Funds may exchange their Class A shares for Class A shares of certain other PGIM funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the PGIM funds participating in the exchange privilege.
The following money market fund participates in the Class A exchange privilege: PGIM Government Money Market Fund (Class A shares).
Participants in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential relating to mutual fund “wrap” or asset allocation programs or mutual fund “supermarket” programs, for which the Funds are an available option, may have their Class A shares, if any, exchanged for Class Z shares of the Funds, if available as an investment option, when they elect to have those assets become a part of the program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) may be exchanged for Class A shares of the Funds at NAV if Class Z shares are not available to the shareholder as an investment option outside the program. Contact your program sponsor or financial intermediary with any questions.
Class B and Class C shares: Shareholders of the Funds may exchange their Class B and Class C shares of the Funds for Class B and Class C shares, respectively, of other PGIM funds. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange, excluding any time Class B or Class C shares were held in a money market fund.
Class B and Class C shares may also be exchanged for shares of PGIM Government Money Market Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.
At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of a Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds without being subject to any CDSC.
Class R shares: Class R shares may be exchanged for Class R shares of other PGIM funds.
Class R2 shares: Class R2 shares may be exchanged for Class R2 shares of other PGIM funds (except the Prudential Day One Funds).
Class R4 shares: Class R4 shares may be exchanged for Class R4 shares of other PGIM funds (except the Prudential Day One Funds).
Class Z shares: Class Z shares may be exchanged for Class Z shares of other PGIM funds.
Class R6 shares: Class R6 shares may be exchanged for Class R6 shares of other PGIM funds (except the Prudential Day One Funds or the PGIM 60/40 Allocation Fund).
Shareholders who qualify to purchase Class Z shares may have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares upon notification. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify PMFS either directly or through Wells Fargo Advisors, Pruco Securities, LLC or another broker that they are eligible for this special exchange privilege.
Participants in any fee-based program for which the Funds are an available option may arrange with the Transfer Agent or their recordkeeper to have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), the participant may arrange with the Transfer Agent or their recordkeeper to have such Class Z shares acquired through participation in the program exchanged for Class A shares at NAV.

Similarly, participants in Wells Fargo Advisors' 401(k) Plan for which the Funds' Class Z shares are an available option and who wish to transfer their Class Z shares out of the Wells Fargo Advisors 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) may arrange with the Transfer Agent or their recordkeeper to have their Class Z shares exchanged for Class A shares at NAV.
Additional details about the exchange privilege and prospectuses for each of the PGIM funds are available from PMFS, the Distributor or your broker. The special exchange privilege may be modified, terminated or suspended on sixty days' notice, and the Funds, or the Distributor, have the right to reject any exchange application relating to the Funds' shares.
AUTOMATIC INVESTMENT PLAN (AIP). Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Funds by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Funds. The investor's bank must be a member of the Automated Clearing House System.
Further information about this program and an application form can be obtained from PMFS, the Distributor or your broker.
SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan is available to shareholders through the PMFS or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemptions in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class A (in certain instances), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.
PMFS, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time.
Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.
Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the redemption of Class A (in certain instances), Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.
MUTUAL FUND PROGRAMS. From time to time, the Funds may be included in a mutual fund program with other PGIM funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are marketed with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Funds may waive or reduce the minimum initial investment requirements in connection with such a program.
The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blends of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.
TAX-DEFERRED RETIREMENT PROGRAMS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and “tax-deferred accounts” under Section 403(b)(7) of the Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details is available from the Distributor or PMFS.
Investors who are considering the adoption of such a plan should consult with their own legal counsel and/or tax adviser with respect to the establishment and maintenance of any such plan.
TAXES, DIVIDENDS AND DISTRIBUTIONS
The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Code, Treasury Regulations, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax adviser concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

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QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net tax-exempt income and investment company taxable income for the year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below.
Net capital gains of a Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward. If a Fund has a capital loss carryforward, the amount and duration of any such capital loss carryforward will be set forth at the end of this section.
In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non-US currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a QPTP.
Each Fund must also satisfy an asset diversification test on a quarterly basis. Failure to do so may result in a Fund being subject to penalty taxes, being required to sell certain of its positions, and may cause the Fund to fail to qualify as a regulated investment company. Under this asset diversification test, at the close of each quarter of a Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (x) any one issuer (other than United States government securities or securities of other regulated investment companies), or two or more issuers (other than securities of other regulated investment companies) of which the Fund owns 20% or more of the voting stock and which are engaged in the same, similar or related trades or businesses or (y) one or more QPTPs and commonly referred to as “master limited partnerships.”
A Fund may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.
Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP. A Fund’s investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or non-US income, franchise or withholding tax liabilities.
If for any year a Fund does not qualify as a regulated investment company, or fails to meet the Distribution Requirement, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be subject to taxation on any net built-in-gains (i.e., the excess of the aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) recognized for a period of five years, or, under certain circumstances, may have to recognize and pay tax on such net built-in-gain, in order to qualify as a regulated investment company in a subsequent year.
EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income, including qualified dividend income, for the calendar year and 98.2% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to borrow money or liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.
FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. A Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the Distribution Requirement. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the Distribution Requirement. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules. The foregoing concepts are explained in greater detail in the following paragraphs.
Gains or losses on sales of stock or securities by a Fund generally will be treated as long-term capital gains or losses if the stock or securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call or otherwise holds an offsetting position, with respect to the stock or securities. Other gains or losses on the sale of stock or securities will be short-term capital gains or losses.
In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October (or if there is no net capital loss, then any net long-term or short-term capital loss) and its late-year ordinary loss (defined as the sum of the excess of post-October non-US currency and passive non-US investment company (“PFIC”) losses over post-October non-US currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Gain or loss on the sale, lapse or other termination of options acquired by a Fund on stock or securities and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option.
Certain Fund transactions may be subject to wash sale, short sale, constructive sale, conversion transaction, constructive ownership transaction and straddle provisions of the Code that may, among other things, require a Fund to defer recognition of losses or convert long-term capital gain into ordinary income or short-term capital gain taxable as ordinary income.
As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute taxable ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that would otherwise constitute ordinary deductions but are allocable under the Code to exempt-interest dividends will not be allowed as a deduction but instead will reduce net tax-exempt income.
In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

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Debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income subject to the Distribution Requirement referred to above. Market discount generally is the excess, if any, of the principal amount of the security (or, in the case of a security issued at an original issue discount, the adjusted issue price of the security) over the price paid by the Fund for the security. Original issue discount that accrues in a taxable year is treated as income earned by a Fund and therefore is subject to the Distribution Requirement. Because the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to borrow money or dispose of other securities and use the proceeds to make distributions to satisfy the Distribution Requirement. A Fund will face a similar issue with market discount that it elects, or is required to accrue.
Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Funds will be required to be “marked to market” for federal income tax purposes at the end of a Fund’s taxable year, that is, treated as having been sold at the fair market value on the last business day of the Fund’s taxable year. Except with respect to certain non-US currency forward contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and forty percent will be treated as short-term capital gain or loss. Any net mark-to-market gains may be subject to the Distribution Requirement referred to above, even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.
Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a non-US currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on non-US currency forward contracts or dispositions of debt securities denominated in a non-US currency that are attributable to fluctuations in the value of the non-US currency between the date of acquisition of the security or contract and the date of disposition thereof generally also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions from current earnings and profits, and distributions made before the losses were realized could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder’s basis in his or her Fund shares.
If the Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for US federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, a qualified zone academy bond, or a qualified school construction bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If the Fund were to make an election, a shareholder of the Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to the shareholder’s proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.
A Fund may make investments in equity securities of non-US issuers, subject to the requirements of its investment restrictions. If a Fund purchases shares in PFICs, the Fund may be subject to federal income tax on a portion of any “excess distribution” from such non-US corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the Distribution Requirement, a pro rata portion of the QEF’s ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. A Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.
Alternatively, a Fund generally will be permitted to “mark to market” any shares it holds in a PFIC. If a Fund made such an election, with such election being made separately for each PFIC owned by the Fund, the Fund would be required to include in income each year and distribute to shareholders in accordance with the Distribution Requirement, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. A Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election made by a Fund, dividends attributable to distributions from a non-US corporation will not be eligible for the special tax rates applicable to qualified dividend income if the non-US corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.
A Fund may invest in REITs, subject to the requirements of its investment restrictions. Such Fund’s investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, recently enacted tax legislation permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends, but does not permit a RIC to pass through to its shareholders the special character of this income. Ordinary dividends received by a Fund from a REIT will generally not constitute qualified dividend income. Therefore, the tax rate applicable to the portion of a Fund’s dividend income attributable to ordinary REIT dividends will be taxed at a higher rate than dividends eligible for special treatment.
Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations not yet issued, but that may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-US shareholder, will not qualify for any reduction in US federal withholding tax.
Under current law, if a charitable remainder trust (defined in Section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will be subject to an excise tax equal to 100% of such unrelated business taxable income. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.
FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate US shareholder that are reported as qualified dividend income will generally be taxable to such shareholder at capital gain income tax rates. The amount of dividend income that may be reported by a Fund as qualified dividend income will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate US shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.
Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.
Dividends paid by a Fund that are properly reported as exempt-interest dividends will not be subject to regular federal income tax. Dividends paid by a Fund will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund’s tax-exempt interest income as long as 50% or more of the value of the Fund’s assets at the end of each quarter is invested in (1) state, municipal and other bonds that are excluded from gross income for federal income tax purposes or (2) interests in

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other regulated investment companies, and, in each case, as long as the Fund properly reports such dividends as exempt-interest dividends. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, are generally exempt from income tax in that state. However, income from municipal securities from other states generally will not qualify for tax-free treatment.
Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund will not be deductible for US federal income tax purposes to the extent it relates to exempt-interest dividends received by a shareholder. If a shareholder receives exempt-interest dividends with respect to any share of a Fund (other than a Fund that declares income dividends daily and pays such dividends at least as frequently as monthly) and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. In addition, the receipt of dividends and distributions from a Fund may affect a non-US corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of an S corporation. Shareholders should consult their own tax advisers as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to the federal “branch profits” tax, or the federal “excess net passive income” tax.
A Fund may either retain or distribute to shareholders its net capital gain (i.e., excess net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and reported as a “capital gain dividend,” it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held its shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 21% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Distributions by a Fund that exceed the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares; any distribution in excess of such tax basis will be treated as gain from the sale of its shares, as discussed below. Distributions in excess of a Fund’s minimum distribution requirements but not in excess of the Fund’s earnings and profits will be taxable to shareholders and will not constitute nontaxable returns of capital. A Fund’s capital loss carryforwards, if any, carried from taxable years beginning before 2011 do not reduce current earnings and profits, even if such carryforwards offset current year realized gains. In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards, if any, may be subject to limitation.
Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of cash that could have been received. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the NAV of the Fund’s shares by the amount of the distribution. If the NAV is reduced below a shareholder’s cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.
SALE OR REDEMPTION OF SHARES. A shareholder will generally recognize gain or loss on the sale or redemption of shares in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund or substantially identical stock or securities within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares (1) before January 31 of the calendar year following the calendar year in which the original stock was disposed of, (2) pursuant to a reinvestment right received upon the purchase of the original shares and (3) at a reduced load charge (i.e., sales or additional charge), then any load charge incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder’s basis for computing gain or loss upon the sale of such shares, to the extent the original load charge does not exceed any reduction of the load charge with respect to the acquisition of the subsequent shares. To the extent the original load charge is not taken into account on the disposition of the original shares, such charge shall be treated as incurred in connection with the acquisition of the subsequent shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of long-term capital gain dividends received on (or undistributed long-term capital gains credited with respect to) such shares.
Capital gain of a non-corporate US shareholder is generally taxed at a federal income tax rate of up to 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts, which are adjusted annually for inflation. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.
Cost Basis Reporting. Mutual funds must report cost basis information to you and the IRS when you sell or exchange shares acquired on or after January 1, 2012 in your non-retirement accounts. The cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. The regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged. To calculate the gain or loss on shares sold, you need to know the cost basis of the shares. Cost basis is the original value of an asset for tax purposes (usually the gross purchase price), adjusted for stock splits, reinvested dividends, and return of capital distributions. This value is used to determine the capital gain (or loss), which is the difference between the cost basis of the shares and the gross proceeds when the shares are sold. The Fund’s Transfer Agent supports several different cost basis methods from which you may select a cost basis method you believe best suited to your needs. If you decide to elect the Transfer Agent’s default method, which is average cost, no action is required on your part. For shares acquired on or after January 1, 2012, if you change your cost basis method, the new method will apply to all shares in the account if you request the change prior to the first redemption. If, however, you request the change after the first redemption, the new method will apply to shares acquired on or after the date of the change. Keep in mind that the Fund’s Transfer Agent is not required to report cost basis information to you or the IRS on shares acquired before January 1, 2012. However, the Transfer Agent will provide this information to you, as a service, if its cost basis records are complete for such shares. This information will be separately identified on the Form 1099-B (Proceeds from Broker and Barter Exchange Transactions) sent to you by the Transfer Agent and not transmitted to the IRS.
BACKUP WITHHOLDING. A Fund will be required in certain cases to withhold and remit to the US Treasury 24% of all dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided the Fund with either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other exempt recipient. In addition, dividends and capital gain dividends made to corporate United States holders may be subject to information reporting and backup withholding. Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder’s federal income tax liability, provided the appropriate information is furnished to the IRS.
If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
MEDICARE CONTRIBUTION TAX. A US person that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, is subject to a 3.8% tax on the lesser of (1) the US person’s “net investment income” for the relevant taxable year and (2) the excess of the US person’s modified adjusted gross income for the taxable year over $200,000 (or $250,000 if married filing jointly). A Fund shareholder’s net investment income will generally include, among other things, dividend income from the Fund and net gains from the disposition of Fund shares, unless such dividend income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a US person that is an individual, estate or trust, you are urged to consult your tax advisers regarding the applicability of the Medicare contribution tax to your income and gains in respect of your investment in the Fund shares.
NON-US SHAREHOLDERS. Dividends paid to a shareholder who, as to the United States, is a nonresident alien individual, non-US trust or estate, non-US corporation, or non-US partnership (“non-US shareholder”) will be subject to US withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a non-US shareholder would generally be exempt from US federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, net capital gain dividends, exempt-interest dividends, and amounts retained by the Fund that are reported as undistributed capital gains.

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The foregoing applies when the non-US shareholder’s income from a Fund is not effectively connected with a US trade or business. If the income from a Fund is effectively connected with a US trade or business carried on by a non-US shareholder, then ordinary income dividends, qualified dividend income, net capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to US federal income tax at the graduated rates applicable to US citizens or domestic corporations.
Distributions that a Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient non-US shareholder if the distribution is attributable to gain from the sale or exchange of US real property or an interest in a US real property holding corporation (including a REIT dividend attributable to such gain) and a Fund’s direct or indirect interests in US real property exceed certain levels. Instead, if the non-US shareholder has not owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by a Fund and will be treated as ordinary dividends to the non-US shareholder; if the non-US shareholder owned more than 5% of the outstanding shares of a Fund at any time during the one-year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 21% withholding tax and could subject the non-US shareholder to US filing requirements. Additionally, if a Fund’s direct or indirect interests in US real property were to exceed certain levels, a non-US shareholder realizing gains upon redemption from a Fund could be subject to the 21% withholding tax and US filing requirements unless more than 50% of a Fund’s shares were owned by US persons at such time or unless the non-US person had not held more than 5% of a Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.
The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding a Fund’s participation in a wash sale transaction or its payment of a substitute dividend.
Provided that more than 50% of the value of the Fund’s stock is held by US shareholders, distributions of US real property interests (including securities in a US real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution), in redemption of a non-US shareholder’s shares of the Fund will cause the Fund to recognize gain. If the Fund is required to recognize gain, the amount of gain recognized will be equal to the fair market value of such interests over the Fund’s adjusted bases to the extent of the greatest non-US ownership percentage of the Fund during the five-year period ending on the date of redemption.
In the case of non-US non-corporate shareholders, a Fund may be required to backup withhold US federal income tax on distributions that are otherwise exempt from withholding tax unless such shareholders furnish the Fund with proper notification of their non-US status.
Separately, a 30% withholding tax is currently imposed on US-source dividends, interest and other income items, and will be imposed on proceeds from the sale of property producing US-source dividends and interest paid after December 31, 2018, to (i) non-US financial institutions including non-US investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect US account holders and (ii) certain other non-US entities, unless they certify certain information regarding their direct and indirect US owners. To avoid withholding, non-US financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect US account holders, comply with due diligence procedures with respect to the identification of US accounts, report to the IRS certain information with respect to US accounts maintained, agree to withhold tax on certain payments made to non-compliant non-US financial institutions or to account holders, or (ii) in the event that an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other non-US entities will need to either provide the name, address, and taxpayer identification number of each substantial US owner or certifications of no substantial US ownership unless certain exceptions apply.
The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of non-US taxes.
NON-US TAXES. A Fund may be subject to non-US withholding taxes or other non-US taxes with respect to income (possibly including, in some cases, capital gain) received from sources within non-US countries. So long as more than 50% by value of the total assets of the Fund (1) at the close of the taxable year, consists of stock or securities of non-US issuers, or (2) at the close of each quarter, consists of interests in other regulated investment companies, the Fund may elect to treat any non-US income taxes paid by it as paid directly by its shareholders.

If the Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of the Fund’s non-US income taxes, and (ii) either deduct (in calculating US taxable income) or credit (in calculating US federal income tax) its pro rata share of the Fund’s income taxes. A non-US tax credit may not exceed the US federal income tax otherwise payable with respect to the non-US source income. For this purpose, each shareholder must treat as non-US source gross income (i) its proportionate share of non-US taxes paid by the Fund and (ii) the portion of any actual dividend paid by the Fund which represents income derived from non-US sources; the gain from the sale of securities will generally be treated as US source income and certain non-US currency gains and losses likewise will be treated as derived from US sources. This non-US tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from the Fund will be treated as “passive” or “general” income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of the Fund’s non-US income taxes. In addition, shareholders will not be eligible to claim a non-US tax credit with respect to non-US income taxes paid by the Fund unless certain holding period requirements are met at both the Fund and the shareholder levels. For purposes of foreign tax credits for US shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for US persons.
A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to US tax may prefer that this election not be made. The Fund will notify shareholders in writing each year if it makes the election and of the amount of non-US income taxes, if any, to be passed through to the shareholders and the amount of non-US taxes, if any, for which shareholders of the Fund will not be eligible to claim a non-US tax credit because the holding period requirements (described above) have not been satisfied.
Shares of a Fund held by a non-US shareholder at death will be considered situated within the United States and subject to the US estate tax.
STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gains distributions from regulated investment companies and other items may differ from federal income tax rules. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.
CAPITAL LOSS CARRYFORWARDS.
As of September 30, 2018, the Funds had no capital loss carryforwards.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board of each Fund in the PGIM Fund complex has adopted policies and procedures with respect to the disclosure of portfolio securities owned by each Fund and to authorize certain arrangements to make available information about portfolio holdings. These policies and procedures are designed to ensure that disclosures of a Fund’s portfolio holdings are made consistently with the antifraud provisions of the federal securities laws and the fiduciary duties of each Fund and each Fund adviser. The policy is designed to ensure that disclosures of nonpublic portfolio holdings to selected third parties are made only when the Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information.
The Board has authorized PGIM Investments, as the investment manager of each Fund, to administer these policies and procedures and to enter into confidentiality agreements on behalf of the Funds that provide that all information disclosed shall be treated as confidential and that the recipient will not trade on the nonpublic information. No material, non-public information, including but not limited to portfolio holdings, may be disseminated to third parties except in compliance with these policies and procedures.
The Custodian Bank (Bank of New York Mellon) is authorized to facilitate, under the supervision of PGIM Investments, the release of portfolio holdings.
Regulatory Filings. Portfolio holdings for each Fund will be made public at the time of quarterly public regulatory filings via Forms N-CSR and/or N-Q unless noted otherwise herein.
Annual and semi-annual reports for each Fund are filed with the SEC on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. Annual and semi-annual shareholder reports for a Fund may be accessed at the SEC’s website at www.sec.gov and at the website for the PGIM Funds (www.pgiminvestments.com).
Portfolio holdings for each Fund are filed with the SEC on Form N-Q within 60 days after the end of the first and third fiscal quarters. Filings on Form N-Q may be accessed at www.sec.gov.

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Public Disclosures—Fund Holdings and Characteristics. Each Fund may post on the PGIM Funds website a detailed list of its portfolio holdings and characteristics derived from the portfolio holdings as of the end of each calendar month approximately 15 days after the end of the month, unless noted otherwise herein.
Any portfolio holdings and characteristics information that is posted to the Fund’s website and third-party databases but not contained in regulatory filings may be distributed at or after posting to financial advisors, investment consultants, broker-dealers, registered investment advisers, plan sponsors, shareholders, plan participants, and third-party databases.
Public Disclosures—Other Time Periods. Where a Fund has recently commenced operations or adopted significant changes to its investment policies (a “repositioning”), it may make available in the manner described above the same portfolio holdings and characteristics information, but as of other relevant period-ends besides month-end, with such information made available and posted to the website approximately 15 days after the commencement of the Fund’s operations or the date of the repositioning (“Effective Date”), and any portfolio holdings or characteristics information may be distributed after posting to financial advisors, investment consultants, broker-dealers, registered investment advisers, plan sponsors, shareholders, plan participants, and third-party databases. The Fund may release this information until the first quarter-end or the first month-end following the Effective Date, as applicable.
Other than as set forth above, the release of holdings and characteristics information will normally occur 15 days after the end of the month: the release of holdings and characteristics information other than 15 days after the end of the month will be determined based on procedures approved by the Chief Compliance Officer. In addition, when authorized by the Chief Compliance Officer and another officer of the PGIM Funds, portfolio holdings information may be publicly disseminated more frequently or at different periods than as described above.
Public Disclosures—Non-Specific Information. Each Fund and/or PGIM Investments may publicly distribute non-specific information about the Funds and/or summary information about the Funds at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of a Fund’s holdings.
Ongoing Nonpublic Disclosure Arrangements. Each Fund has entered into ongoing arrangements to make available nonpublic information about its portfolio holdings, subject to the conditions, restrictions and requirements set forth below. Parties receiving this information may include intermediaries that distribute Fund shares, third-party providers of auditing, custody, proxy voting and other services for the Funds, rating and ranking organizations, and certain affiliated persons of each Fund, as described below. The procedures utilized to determine eligibility are set forth below:
All requests from third parties for portfolio holdings shall require the following steps:
■	A request for release of portfolio holdings shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release, and frequency (e.g., level of detail, staleness). Such request shall address whether there are any conflicts of interest between the Fund and the investment adviser, subadviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund(s).
■	The request shall be forwarded to PGIM Investments’ Product Development Group and to the Chief Compliance Officer or his delegate for review and approval.
■	A confidentiality agreement in the form approved by a Fund officer must be executed by the recipient of the portfolio holdings.
■	A Fund officer shall approve the release and the agreement. Copies of the release and agreement shall be sent to PGIM Investments’ Law Department.
■	Written notification of the approval shall be sent by such officer to PGIM Investments’ Fund Administration Group to arrange the release of portfolio holdings.
■	PGIM Investments’ Fund Administration Group shall arrange the release by the Custodian Bank.
Requests for disclosure to PGIM Investments or its employees shall follow the procedures noted above other than the execution of a confidentiality agreement.
Set forth below are the authorized ongoing arrangements as of the date of this SAI:
1. Traditional External Recipients/Vendors
■	Full holdings on a daily basis to Institutional Shareholder Services (ISS), Broadridge and Glass, Lewis & Co. (proxy voting administrator/agents) at the end of each day;
■	Full holdings on a daily basis to ISS (securities class action claims administrator) at the end of each day;

■	Full holdings on a daily basis to a Fund's Subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Fund has more than one Subadviser, each Subadviser receives holdings information only with respect to the “sleeve” or segment of the Fund for which the Subadviser has responsibility;
■	Full holdings on a daily basis to eSecLending (securities lending agent) at the end of each day;
■	Full holdings to a Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis;
■	Full holdings to a Fund’s counsel on an as-needed basis;
■	Full holdings to counsel of a Fund’s independent board members on an as-needed basis; and
■	Full holdings to financial printers as soon as practicable following the end of a Fund's quarterly, semi-annual and annual period-ends.
2. Analytical Service Providers
■	Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Fund's fiscal quarter-end;
■	Full holdings on a daily basis to FactSet Research Systems, Inc. (investment research provider) at the end of each day;
■	Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;
■	Full holdings on a quarterly basis to Frank Russell Company (investment research provider) when made available ;
■	Full holdings on a monthly basis to Fidelity Advisors (wrap program provider) approximately five days after the end of each month (PGIM Jennison Growth Fund and certain other selected PGIM Funds only);
■	Full holdings on a daily basis to ICE (InterContinental Exchange), IHS Markit and Thompson Reuters (securities valuation);
■	Full holdings on a daily basis to Standard & Poor’s Corporation (securities valuation);
■	Full holdings on a monthly basis to FX Transparency (foreign exchange/transaction analysis) when made available.
In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes).
In addition, certain authorized employees of PGIM Investments receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PGIM Investments employees are subject to the requirements of the personal securities trading policy of Prudential, which prohibits employees from trading on or further disseminating confidential information, including portfolio holdings information.
Also, affiliated shareholders may, subject to execution of a non-disclosure agreement, receive current portfolio holdings for the sole purpose of enabling a Fund to effect the payment of the redemption price to such shareholder in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with the rules of the SEC and procedures adopted by the Board. For more information regarding the payment of the redemption price by a distribution in kind of securities from the investment portfolio of the Fund, see “Purchase, Redemption and Pricing of Fund Shares—Redemption in Kind” in the SAI.
PGIM Investments’ Law Department and the Chief Compliance Officer shall review the arrangements with each recipient on an annual basis. The Board shall, on a quarterly basis be advised of any revisions to the list of recipients of portfolio holdings and the reason for such disclosure. These policies and procedures will be reviewed for adequacy and effectiveness in connection with the Funds’ compliance program under Rule 38a-1 under the 1940 Act.
A listing of the parties who will receive portfolio holdings pursuant to these procedures is maintained by PGIM Investments Compliance.
There can be no assurance that the policies and procedures on portfolio holdings information will protect a Fund from the potential misuse of such information by individuals or entities that come into possession of the information.
PROXY VOTING
The Board has delegated to the Manager the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. The Manager is authorized by the Funds to delegate, in whole or in part, their proxy voting authority to the investment subadviser(s) or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.
The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Funds. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Funds should a proxy issue potentially implicate a conflict of interest between the Funds and the Manager or its affiliates.

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The Manager delegates to the Funds' Subadviser(s) the responsibility for voting proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Funds, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Funds and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Funds and the interests of the Subadviser or its affiliates. The Manager and the Board expect that the Subadviser will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the SEC. Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent twelve-month period ending June 30 is available without charge on the Funds' website at www.pgiminvestments.com and on the SEC's website at www.sec.gov.
A summary of the proxy voting policies of the Subadviser(s) is set forth in its respective Appendix to this SAI.
CODES OF ETHICS
The Board has adopted a Code of Ethics. In addition, the Manager, investment subadviser(s) and Distributor have each adopted a Code of Ethics. The Codes of Ethics apply to access persons (generally, persons who have access to information about the Funds' investment program) and permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Funds. However, the protective provisions of the Codes of Ethics prohibit certain investments and limit such personnel from making investments during periods when the Funds are making such investments. The Codes of Ethics are on public file with, and are available from, the SEC.
APPENDIX I: PROXY VOTING POLICIES OF THE SUBADVISERS
JENNISON ASSOCIATES LLC
Proxy Voting Policy and Procedures
I.	Policy
Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.
In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.
Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. Secondary consideration may be given to the public and social value of each issue, but absent specific client instructions, long term economic interests will be the primary basis for voting.
Jennison will disclose information about its proxy voting policies and procedures to clients, and will provide a copy of these Proxy Voting Policies and Procedures upon request. The Company will also inform clients how they may obtain information about the votes cast on their behalf.
II.	Procedures
Proxy Voting Guidelines
Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except when Jennison accepts custom guidelines.
The Guidelines are reviewed as necessary by the Company’s Proxy Voting Committee and Investment Professionals, and are revised when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.
If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting.

The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.
Client-Specific Voting Mandates
Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines, or may indicate that the Company is not responsible for voting the client’s proxies.
The Proxy Team reviews client specific voting instructions and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.
Use of a Third Party Voting Service
Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines, unless instructed otherwise by the Investment Professionals.
Identifying and Addressing Potential Material Conflicts of Interest
There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:
■	Jennison managing the pension plan of the issuer.
■	Jennison or its affiliates have a material business relationship with the issuer.
■	Jennison investment professionals who are related to a person who is senior management or a director at a public company.
■	Jennison has a material investment in a security that the investment professional who is responsible for voting that security’s proxy also holds the same security personally.
If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.
When a potential conflict has been identified, the Proxy Team will work with the Investment Professional covering the issuer to complete a Proxy Voting for Conflicts Documentation Form. The Proxy Team is responsible for retaining completed Proxy Voting for Conflicts Documentation Forms.
If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.
Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.
Quantitatively Derived Holdings and the Jennison Managed Accounts
In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.
International Holdings
Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.
In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.
Securities Lending

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Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.
Disclosure to Advisory Clients
Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be forwarded to the Proxy Team, which is responsible for responding, and for documenting the correspondence.
Compliance Reporting for Investment Companies
Upon request, the Proxy Team will provide to each investment company board of directors or trustees for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form N-PX.
III.	Internal Controls
Supervisory Review
The Proxy Team periodically notifies each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides to confirm that they appear to have been made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.
The Proxy Voting Committee
The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:
■	Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
■	Review the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.
■	Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
■	Review all Guideline overrides.
■	Review quarterly voting metrics and analysis published by the Proxy Team.
■	Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services.
Equity Trade Management Oversight Council (“ETMOC”)
The ETMOC reviews all Guideline overrides on a quarterly basis to ensure proper override procedures were followed. The ETMOC also reviews any changes to the Guidelines. The ETMOC is comprised of the Chief Executive Officer, Chief Investment Officer, Chief Operating Officer, Chief Compliance Officer, Head of Equity Trading and the Head of Growth Equity, Head of Investment Services and the Head of Alternative Investment Services.
IV.	Escalating Concerns
Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.
V.	Discipline and Sanctions

All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.
Revised April 30, 2018
QUANTITATIVE MANAGEMENT ASSOCIATES LLC (QMA)
Description of QMA Proxy Voting Policies. It is the policy of Quantitative Management Associates LLC (QMA) to vote proxies on client securities in the best long-term economic interest of its clients (i.e., the mutual interests of clients in seeing the appreciation in value of a common investment over time). In the case of pooled accounts, QMA’s policy is to vote proxies on securities in such account in the best long-term economic interest of the pooled account. In the event of any actual or apparent material conflict between its clients’ interest and QMA’s own, QMA’s policy is to act solely in its clients’ interest. To this end, the proxy voting policy and procedures adopted by QMA include procedures to address potential material conflicts of interest arising in connection with the voting of proxies.
QMA’s proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect QMA’s judgment of how to further the best long-range economic interest of its clients through the shareholder voting process. QMA may consider Environmental, Social and Governance (ESG) factors in its voting decisions. Where issues are not addressed by its policy, or when circumstances suggest a vote not in accordance with its established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal, as well as any circumstances that may result in restrictions on trading the security. With respect to non-U.S. holdings, QMA takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences, and generally votes non-US securities on a best efforts basis if QMA determines that voting is in the best economic interest of its clients. QMA may be unable to vote proxies in countries where clients or their custodians do not have the ability to cast votes due to lack of documentation or operational capacity, or otherwise. The Fund determines whether fund securities out on loan are to be recalled for voting purposes and QMA is not involved in any such decision. QMA’s proxy voting committee includes representatives of QMA’s investment, operations, compliance, risk and legal teams. QMA’s proxy voting committee is responsible for interpreting the proxy voting policy, identifying conflicts of interest, and periodically assessing the effectiveness of the policies and procedures.
QMA utilizes the services of a third party proxy voting facilitator, and has directed the voting facilitator, upon receipt of the proxies, to vote in a manner consistent with QMA’s established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Advisers Act, QMA provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client’s securities.
PGIM, INC.
The policy of each of PGIM’s asset management units is to vote proxies in the best interests of their respective clients based on the clients’ priorities. Client interests are placed ahead of any potential interest of PGIM or its asset management units.
Because the various asset management units manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre‐determined set of voting guidelines. The specific voting approach of each unit is noted below.
Relevant members of management and regulatory personnel oversee the proxy voting process and monitor potential conflicts of interest. In addition, should the need arise, senior members of management, as advised by Compliance and Law, are authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.
VOTING APPROACH OF PGIM ASSET MANAGEMENT UNITS
PGIM Fixed Income. PGIM Fixed Income is a business unit of PGIM. PGIM Fixed Income’s policy is to vote proxies in the best economic interest of its clients. In the case of pooled accounts, the policy is to vote proxies in the best economic interest of the pooled account. The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Fixed Income’s judgment of how to further the best economic interest of its clients through the shareholder or debt-holder voting process.

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PGIM Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by it. PGIM Fixed Income generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. Not all ballots are received by PGIM Fixed Income in advance of voting deadlines, but when ballots are received in a timely fashion, PGIM Fixed Income strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.
With respect to non-U.S. holdings, PGIM Fixed Income takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. PGIM Fixed Income generally votes non-U.S. securities on a best efforts basis if it determines that voting is in the best economic interest of its clients.
Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of PGIM Fixed Income. When PGIM Fixed Income identifies an actual or potential material conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments. Proxy voting is reviewed by our trade management oversight committee.
Any client may obtain a copy of PGIM Fixed Income’s proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the account management representative responsible for the client’s account.
PGIM Real Estate. PGIM Real Estate is a business unit of PGIM. PGIM Real Estate's proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Real Estate's judgment of how to further the best long-range economic interest of our clients (i.e., the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the shareholder voting process. PGIM Real Estate’s policy is generally to vote proxies on social or political issues on a case by case basis. Additionally, where issues are not addressed by our policy, or when circumstances suggest a vote not in accordance with our established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis in accordance with the recommendations of the issuer's management if we determine that voting is in the best economic interest of our clients.
PGIM Real Estate utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with PGIM Real Estate's established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Advisers Act, PGIM Real Estate provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client's securities.

APPENDIX II: DESCRIPTIONS OF SECURITY RATINGS
MOODY'S INVESTORS SERVICE, INC. (MOODY'S)
Debt Ratings
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.
Short-Term Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.
PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
■	Leading market positions in well-established industries.
■	High rates of return on funds employed.
■	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
■	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
■	Well-established access to a range of financial markets and assured sources of alternate liquidity.
PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

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MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
S&P Global ratings (S& P)
Long-Term Issue Credit Ratings
AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.
C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Commercial Paper Ratings
A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
Notes Ratings
An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.
■	Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.
■	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
FITCH RATINGS LTD.
International Long-Term Credit Ratings
AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.
International Short-Term Credit Ratings
F1: Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3: Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic investment.
Plus (+) or Minus (–): Plus or minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

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PART C
OTHER INFORMATION
(a)(1) Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.
(2) Articles Supplementary, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.
(3) Amendment of Articles of Incorporation, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.
(4) Articles Supplementary, incorporated by reference to Exhibit 1(d) to the Registration Statement on Form N-14 (File No. 333-38087) filed via EDGAR on October 17, 1997.
(5) Articles of Amendment, incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.
(6) Articles Supplementary, incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 27, 1998.
(7) Articles of Amendment, incorporated by reference to Exhibit (1)(g) to the Registration Statement on Form N-14 (File No. 333-41790) filed via EDGAR on July 20, 2000.
(8) Articles of Amendment, incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 8, 2000.
(9) Articles of Amendment, incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 3, 2003.
(10) Articles Supplementary, incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 3, 2003.
(11) Articles Supplementary, incorporated by reference to Exhibit (a)(11) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 26, 2004.
(12) Articles Supplementary, incorporated by reference to Exhibit (a)(12) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 23, 2004.
(13) Articles Supplementary, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 1, 2006.
(14) Articles of Amendment dated September 16, 2009, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 1, 2009.
(15) Articles of Amendment for name changes effective February 16, 2010, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 23, 2010.
(16) Articles Supplementary dated June 7, 2012, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 29, 2012.
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(17) Articles Supplementary for Class Q shares of Prudential Jennison Equity Opportunity Fund (now known as PGIM Jennison Equity Opportunity Fund), incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 25, 2014.
(18) Articles of Amendment for name change of Prudential Asset Allocation Fund to Prudential Balanced Fund (now known as PGIM Balanced Fund) dated April 22, 2015. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 25, 2015.
(19) Articles Supplementary dated September 14, 2017. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 25, 2017.
(20) Articles of Amendment dated May 14, 2018 for fund name changes and share class name change effective June 11, 2018. Filed herewith.
(b)(1) Amended and Restated By-laws dated July 17, 2003, incorporated by reference to Exhibit (b)(1) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 24, 2004.
(2) Amended and Restated By-laws dated November 16, 2004, incorporated by reference to Exhibit (b)(2) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 23, 2004.
(c) Instruments defining rights of shareholders, incorporated by reference to Exhibit 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on August 22, 1995.
(d)(1)(i) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC (now known as PGIM Investments LLC) with respect to Jennison Growth Fund (now known as PGIM Jennison Growth Fund), incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.
(ii) New Management Fee Schedule as of May 25, 2004, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 30, 2005.
(iii) Expense Cap for PGIM Jennison Growth Fund. Filed herewith.
(2) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. (now known as PGIM Investments LLC) and Jennison Associates Capital Corp (now known as Jennison Associates LLC)., with respect to Jennison Growth Fund and Jennison Equity Opportunity Fund (now known as PGIM Jennison Growth Fund and PGIM Jennison Equity Opportunity Fund, respectively), incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.
(3)(i) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC (now known as PGIM Investments LLC) with respect to Dryden Active Allocation Fund (now known as PGIM Balanced Fund), incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.
(ii) Expense Cap for PGIM Balanced Fund. Filed herewith.
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(4)(i) Subadvisory Agreement between the Registrant and The Prudential Investment Corporation (now known as PGIM, Inc.) with respect to Dryden Active Allocation Fund (now known as PGIM Balanced Fund), incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.
(ii) Amendment to Subadvisory Agreement between PGIM Investments LLC and PGIM, Inc. Filed herewith.
(5)(i) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC (now known as PGIM Investments LLC) with respect to Jennison Equity Opportunity Fund (now known as PGIM Jennison Equity Opportunity Fund), incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.
(5)(ii) Expense Cap for PGIM Jennison Equity Opportunity Fund. Filed herewith.
(6)(i) Management Agreement between the Registrant and Prudential Investments LLC (now known as PGIM Investments LLC), with respect to the Jennison Dryden Asset Allocation Funds (now known as the PGIM Asset Allocation Funds) incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 17, 2004.
(ii) Amendment to the Management Agreement between the Registrant and PGIM Investments LLC dated July 1, 2017. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 15, 2017.
(iii) Expense Cap for the PGIM Asset Allocation Funds. Filed herewith.
(7)(i) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and Quantitative Management, a division of Prudential Investment Management, Inc. (now known as Quantitative Management Associates LLC), with respect to the Jennison Dryden Asset Allocation Funds (now known as Prudential Asset Allocation Funds), incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 17, 2004.
(ii) Amendment to Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and Quantitative Management, a division of Prudential Investment Management, Inc (now known as Quantitative Management Associates LLC), incorporated by reference to Exhibit (d)(7)(ii) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 23, 2004.
(iii) Amendment to the Subadvisory Agreement between PGIM Investments LLC and Quantitative Management Associates LLC dated July 1, 2017. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 15, 2017.
(8)(i) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and Quantitative Management Associates LLC, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 30, 2005.
(ii) Amendment to Subadvisory Agreement between PGIM Investments LLC and Quantitative Management Associates LLC. Filed herewith.
(e)(1) Second Amended and Restated Distribution Agreement between the Prudential Investments Mutual Funds and the Target Mutual Funds, and Prudential Investment Management Services LLC (PIMS) dated September 22, 2016. Incorporated by reference to Prudential Investment Portfolios 5 Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (File No. 811-09439) filed via EDGAR on September 23, 2016.
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(2) Form of Selected Dealer Agreement, incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.
(f) Not applicable.
(g)(1) Custodian Contract dated June 6, 2005, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 30, 2005.
(2) Amendment dated June 6, 2005 to Custodian Agreement between the Registrant and BNY. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 34 to Registration Statement on Form N-1A filed via EDGAR on October 28, 2005 (File No. 2-91215).
(3) Amendment dated June 30, 2009 to Custodian Agreement between the Registrant and BNY. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed via EDGAR on June 30, 2009 (File No. 33-10649).
(h)(1) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated May 29, 2007. Incorporated by reference to corresponding exhibit to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).
(2) Amendment dated September 2, 2008 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the Target Portfolio Trust Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A as filed with the Commission on January 30, 2009 (File No. 33-50476).
(i)(1) Opinion and consent of counsel, incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 23, 2004.
(2) Opinion and consent of DLA Piper Rudnick Gray US LLP as to the legality of the securities being registered, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 1, 2006.
(3) Opinion and consent of Foley & Lardner LLP as to the legality of the Class Q shares of the Prudential Jennison Equity Opportunity Fund (now known as PGIM Jennison Equity Opportunity Fund), incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 25, 2014.
(4) Opinion and consent of Venable LLP as to the legality of the Class Q shares of the Prudential Jennison Growth Fund (now known as PGIM Jennison Growth Fund). Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 25, 2017.
(5) Opinion and consent of Venable LLP as to the legality of the Class Q shares of the Prudential Balanced Fund (now known as PGIM Balanced Fund), Prudential Conservative Allocation Fund (now known as PGIM Conservative Allocation Fund), Prudential Moderate Allocation Fund (now known as PGIM Moderate Allocation Fund) and Prudential Growth Allocation Fund (now known as PGIM Growth Allocation Fund), and the Class R2 shares and Class R4 shares of Prudential Jennison Growth Fund (now known as PGIM Jennison Growth Fund). Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 28, 2017.
(j) Consent of Independent Registered Public Accounting Firm. Filed herewith.
(k) Not applicable.
(l) Not applicable.
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(m)(1) Amended and Restated Distribution and Service Plan for Class A shares. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A for Prudential Investment Portfolios 12 (File No. 333-42705) filed via EDGAR on June 19, 2018.
(2) Amended and Restated Distribution and Service Plan for Class B shares dated June 1, 1998, incorporated by reference to Exhibit (m)(5) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 33-61997) filed via Edgar on December 5, 2003.
(3) Amended and Restated Distribution and Service Plan for Class C shares. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A for Prudential Investment Portfolios 12 (File No. 333-42705) filed via EDGAR on June 19, 2018.
(4) Amended and Restated Distribution and Service Plan for Class R shares. Incorporated by reference to Post-Effective Amendment No. 105 to the Registration Statement on Form N-1A for Prudential World Fund, Inc., filed via EDGAR on September 20, 2017.
(5) Rule 12b-1 Distribution Plan for Class R2 shares. Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A for the Prudential Day One Funds, filed via EDGAR on September 22, 2016 (File No. 333-82621).
(6) Shareholder Services Plan for Class R1, R2, R3 and R4 shares. Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A for the Prudential Day One Funds, filed via EDGAR on September 22, 2016 (File No. 333-82621).
(7) Rule 12b-1 Fee Waiver for Class R Shares of PGIM Balanced Fund. Filed herewith.
(8) Rule 12b-1 Fee Waiver for Class A Shares and Class R Shares of PGIM Conservative Allocation Fund. Filed herewith.
(9) Rule 12b-1 Fee Waiver for Class A Shares and Class R Shares of PGIM Moderate Allocation Fund. Filed herewith.
(10) Rule 12b-1 Fee Waiver for Class A Shares and Class R Shares of PGIM Growth Allocation Fund. Filed herewith.
(11) Rule 12b-1 Fee Waiver for Class R Shares of PGIM Jennison Equity Opportunity Fund. Filed herewith.
(12) Rule 12b-1 Fee Waiver for Class R Shares of PGIM Jennison Growth Fund. Filed herewith.
(n) Amended and Restated Rule 18f-3 Plan, dated November 14, 2018. Filed herewith
(o) Power of Attorney dated September 20, 2018.
(p)(1) Code of Ethics of the Registrant. Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A for Prudential Investment Portfolios, Inc. 14, filed via EDGAR on June 21, 2016 (File No. 002-82976).
(2) Investment Adviser Code of Ethics and Personal Securities Trading Policy of Prudential, including the Manager and Distributor, Quantitative Management Associates, and PGIM Fixed Income, dated January 2018. Filed as an exhibit to The Prudential Series Fund Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A (file No. 002-80896), which was filed via EDGAR on April 30, 2018, and is incorporated herein by reference.
(3)  Code of Ethics of Jennison Associates LLC. Incorporated by reference to Post-Effective Amendment No. 149 to the Registration Statement on Form N-1A for Advanced Series Trust (File No. 33-24962) filed via EDGAR on December 19, 2016.
5

Item 29. Persons Controlled by or under Common Control with the Registrant.
None.
Item 30. Indemnification.
As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and the Maryland General Corporation Law, and pursuant to Article VI of the Company’s Amended and Restated Articles of Incorporation and Article V of the Company’s Amended and Restated By-Laws (Exhibit (b) to the Registration Statement), the Company shall indemnify present and former directors and officers and, to the extent authorized by the Company’s Board of Directors, employees and agents, against judgments, fines, settlements and expenses, including advancement of expenses to such parties to the fullest extent authorized and in the manner permitted, by applicable federal and state law. Section 2-418 of the Maryland General Corporation Law permits indemnification of directors, officers, employees and agents who are made a party to any proceeding by reason of their service in such capacity, unless it is established that (i) the act or omission of such person was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (ii) such person actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, such person had reasonable cause to believe that the act or omission was unlawful. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), Prudential Investment Management Services LLC may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.
The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.
Section 8 of each Management Agreement (Exhibits (d)(1), (3), (5) and (6) to the Registration Statement) and Section 4 of each Subadvisory Agreement (Exhibits (d)(2), (4), (7)(ii) and (8) to the Registration Statement) limit the liability of Prudential Investments LLC (PI), Jennison Associates LLC (Jennison), Prudential Investment Management, Inc. and Quantitative Management Associates LLC, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.
The Registrant hereby undertakes that it will apply the indemnification provisions of its Amended and Restated Articles of Incorporation, Amended and Restated By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and (i) of such Act remain in effect and are consistently applied.
6

Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one’s office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
Under its Amended and Restated Articles of Incorporation and its Amended and Restated By-Laws, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff’s position on Section 17(h) advances will be limited in the following respect:
(1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);
(2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;
(3) Such promise must be secured by a surety bond or other suitable insurance; and
(4) Such surety bond or other insurance must be paid for by the recipient of such advance.
Item 31. Business and other Connections of the Investment Adviser.
PGIM Investments LLC (PGIM Investments)
See the Prospectus constituting Part A of this Registration Statement and “Management and Advisory Arrangements” in the Statement of Additional Information (SAI) constituting Part B of this Registration Statement.
The business and other connections of the officers of PGIM Investments are listed in Schedules A and D of Form ADV of PGIM Investments as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-31104).
Quantitative Management Associates LLC (QMA)
See the Prospectus constituting Part A of this Registration Statement and “Management and Advisory Arrangements” in the SAI.
Information as to QMA’s directors and executive officers is included in its Form ADV as currently on file with the Commission (File No. 801-62692), the relevant text of which is incorporated herein by reference.
PGIM, Inc. (PGIM)
See the Prospectus constituting Part A of this Registration Statement and “Management and Advisory Arrangements” in the SAI constituting Part B of this Registration Statement.
The business and other connections of the directors and executive officers of PGIM, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-22808), as most recently amended, the text of which is hereby incorporated by reference.
Jennison Associates LLC (Jennison)
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See the Prospectus constituting a portion of Part A of this Registration Statement and “Management and Advisory Arrangements” in the SAI.
Information as to Jennison’s directors and executive officers is included in its Form ADV filed with the Commission (801-5608), as most recently amended, the relevant text of which is incorporated herein by reference.
Item 32. Principal Underwriters.
PIMS is distributor for PGIM ETF Trust, Prudential Government Money Market Fund, Inc., The Prudential Investment Portfolios, Inc., Prudential Investment Portfolios 2, Prudential Investment Portfolios 3, Prudential Investment Portfolios Inc. 14, Prudential Investment Portfolios 4, Prudential Investment Portfolios 5, Prudential Investment Portfolios 6, Prudential National Muni Fund, Inc., Prudential Jennison Blend Fund, Inc., Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Investment Portfolios 7, Prudential Investment Portfolios 8, Prudential Jennison Small Company Fund, Inc., Prudential Investment Portfolios 9, Prudential World Fund, Inc., Prudential Investment Portfolios, Inc. 10, Prudential Jennison Natural Resources Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Investment Portfolios 12, Prudential Investment Portfolios, Inc. 15, Prudential Investment Portfolios 16, Prudential Investment Portfolios, Inc. 17, Prudential Investment Portfolios 18, Prudential Sector Funds, Inc. Prudential Short-Term Corporate Bond Fund, Inc., The Target Portfolio Trust, and The Prudential Series Fund.
PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.
(b) The following table sets forth information regarding certain officers of PIMS. As a limited liability company, PIMS has no directors.
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Adam Scaramella (1)	President	N/A
Gary F. Neubeck (2)	Executive Vice President	N/A
Stuart S. Parker (2)	Executive Vice President	Board Member and President
James Gemus (2)	Executive Vice President	N/A
Scott E. Benjamin (2)	Vice President	Board Member and Vice President
Francine Boucher (1)	Senior Vice President, Chief Legal Officer and Secretary	N/A
Peter J. Boland (2)	Senior Vice President and Chief Operating Officer	N/A
John N. Christolini (3)	Senior Vice President	N/A
Mark R. Hastings (2)	Senior Vice President and Chief Compliance Officer	N/A
Michael J. McQuade (2)	Senior Vice President, Comptroller and Chief Financial Officer	N/A
Hansjerg Schlenker (2)	Senior Vice President and Chief Operations Officer	N/A
Monica Oswald (3)	Senior Vice President and Co-Chief Operations Officer	N/A
Charles Smith (4)	Vice President and Anti-Money Laundering Officer	Anti-Money Laundering Compliance Officer
Principal Business Addresses:
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(1)	213 Washington Street, Newark, NJ 07102
(2)	655 Broad Street, Newark, NJ 07102
(3)	280 Trumbull Street, Hartford, CT 06103
(4)	751 Broad Street, Newark NJ, 07102
(c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.
Item 33. Location of Accounts and Records.
Item 34. Management Services.
Other than as set forth under the captions “How the Fund is Managed-Manager” and “How the Fund is Managed-Distributor” in the Prospectus and the caption “Management and Advisory Arrangements” in the SAI, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.
Item 35. Undertakings.
Not applicable.
9

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 29th day of November, 2018.
The Prudential Investment Portfolios, Inc.
*
Stuart S. Parker, President
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
Signature	Title	Date
* Ellen S. Alberding	Director
* Kevin J. Bannon	Director
* Scott E. Benjamin	Director
* Linda W. Bynoe	Director
* Barry H. Evans	Director
* Keith F. Hartstein	Director
* Laurie Simon Hodrick	Director
* Michael S. Hyland	Director
* Stuart S. Parker	Director and President, Principal Executive Officer
* Richard A. Redeker	Director
* Brian K. Reid	Director
* Grace C. Torres	Director
* Brian D. Nee	Treasurer, Principal Financial and Accounting Officer
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Signature	Title	Date
*By: /s/ Jonathan D. Shain Jonathan D. Shain	Attorney-in-Fact	November 29, 2018
11

POWER OF ATTORNEY
for the PGIM Fund Complex
The undersigned, Ellen S. Alberding, Kevin J. Bannon, Scott E. Benjamin, Linda W. Bynoe, Barry H. Evans, Keith F. Hartstein, Laurie Simon Hodrick, Michael S. Hyland, CFA, Stuart S. Parker, Richard A. Redeker, Brian K. Reid, and Grace C. Torres as directors/ trustees of each of the registered investment companies listed in Appendix A hereto, and Brian D. Nee, as treasurer and principal financial and accounting officer of each of the registered investment companies listed in Appendix A hereto, hereby authorize Andrew French, Claudia DiGiacomo, Deborah A. Docs, Raymond A. O’Hara and Jonathan D. Shain, or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated (and not in such person’s personal individual capacity for personal financial or estate planning), the Registration Statement on Form N-1A, filed for such registered investment company or any amendment thereto (including any pre-effective or post-effective amendments) and any and all supplements or other instruments in connection therewith, including Form N-PX, Forms 3, 4 and 5 for or on behalf of each registered investment company listed in Appendix A or any current or future series thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.
This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

/s/ Ellen S. Alberding Ellen S. Alberding	/s/ Michael S. Hyland Michael S. Hyland
/s/ Kevin J. Bannon Kevin J. Bannon	/s/ Brian D. Nee Brian D. Nee
/s/ Scott E. Benjamin Scott E. Benjamin	/s/ Stuart S. Parker Stuart S. Parker
/s/ Linda W. Bynoe Linda W. Bynoe	/s/ Richard A. Redeker Richard A. Redeker
/s/ Barry H. Evans Barry H. Evans	/s/ Brian K. Reid Brian K. Reid
/s/ Keith F. Hartstein Keith F. Hartstein	/s/ Grace C. Torres Grace C. Torres
/s/ Laurie Simon Hodrick Laurie Simon Hodrick
Dated: September 20, 2018
12

APPENDIX A
Prudential Government Money Market Fund, Inc.
The Prudential Investment Portfolios, Inc.
Prudential Investment Portfolios 2
Prudential Investment Portfolios 3
Prudential Investment Portfolios Inc. 14
Prudential Investment Portfolios 4
Prudential Investment Portfolios 5
Prudential Investment Portfolios 6
Prudential National Muni Fund, Inc.
Prudential Jennison Blend Fund, Inc.
Prudential Jennison Mid-Cap Growth Fund, Inc.
Prudential Investment Portfolios 7
Prudential Investment Portfolios 8
Prudential Jennison Small Company Fund, Inc.
Prudential Investment Portfolios 9
Prudential World Fund, Inc.
Prudential Investment Portfolios, Inc. 10
Prudential Jennison Natural Resources Fund, Inc.
Prudential Global Total Return Fund, Inc.
Prudential Investment Portfolios 12
Prudential Investment Portfolios, Inc. 15
Prudential Investment Portfolios 16
Prudential Investment Portfolios, Inc. 17
Prudential Investment Portfolios 18
Prudential Sector Funds, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
The Target Portfolio Trust
The Prudential Variable Contract Account-2
The Prudential Variable Contract Account-10
PGIM ETF Trust
13

The Prudential Investment Portfolios, Inc.
Exhibit Index
Item 28 Exhibit No.	Description
(a)(20)	Articles of Amendment for name changes effective June 11, 2018.
(d)(1)(iii)	Expense Cap for PGIM Jennison Growth Fund.
(d)(3)(ii)	Expense Cap for PGIM Balanced Fund.
(d)(4)(ii)	Amendment to Subadvisory Agreement between PGIM Investments LLC and PGIM, Inc.
(d)(5)(ii)	Expense Cap for PGIM Jennison Equity Opportunity Fund.
(d)(6)(iii)	Expense Cap for the PGIM Asset Allocation Funds.
(d)(8)(ii)	Amendment to Subadvisory Agreement between PGIM Investments LLC and Quantitative Management Associates LLC.
(j)	Consent of Independent Registered Public Accounting Firm.
(m)(7)	Rule 12b-1 Fee Waiver for Class R Shares of PGIM Balanced Fund.
(m)(8)	Rule 12b-1 Fee Waiver for Class A Shares and Class R Shares of PGIM Conservative Allocation Fund.
(m)(9)	Rule 12b-1 Fee Waiver for Class A Shares and Class R Shares of PGIM Moderate Allocation Fund.
(m)(10)	Rule 12b-1 Fee Waiver for Class A Shares and Class R Shares of PGIM Growth Allocation Fund.
(m)(11)	Rule 12b-1 Fee Waiver for Class R Shares of PGIM Jennison Equity Opportunity Fund.
(n)	Amended and Restated Rule 18f-3 Plan, dated November 14, 2018.
14

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

ARTICLES OF AMENDMENT

The Prudential Investment Portfolios, Inc., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The charter of the Corporation (the "Charter") is hereby amended to change the names of the following series and classes of common stock, $0.001 par value per share, of the Corporation, as set forth below:

Current Name		New Name
Prudential Balanced Fund	-	PGIM Balanced Fund
Class A Common Stock	-	Class A Common Stock
Class B Common Stock	-	Class B Common Stock
Class C Common Stock	-	Class C Common Stock
Class R Common Stock	-	Class R Common Stock
Class Z Common Stock	-	Class Z Common Stock
Class T Common Stock	-	Class T Common Stock
Class Q Common Stock	-	Class R6 Common Stock
Prudential Conservative	-	PGIM Conservative
Allocation Fund		Allocation Fund
Class A Common Stock	-	Class A Common Stock
Class B Common Stock	-	Class B Common Stock
Class C Common Stock	-	Class C Common Stock
Class R Common Stock	-	Class R Common Stock
Class Z Common Stock	-	Class Z Common Stock
Class T Common Stock	-	Class T Common Stock
Class Q Common Stock	-	Class R6 Common Stock
Prudential Jennison Growth Fund	-	PGIM Jennison Growth Fund
Class A Common Stock	-	Class A Common Stock
Class B Common Stock	-	Class B Common Stock
Class C Common Stock	-	Class C Common Stock
Class R Common Stock	-	Class R Common Stock
Class Z Common Stock	-	Class Z Common Stock
Class T Common Stock	-	Class T Common Stock
Class Q Common Stock	-	Class R6 Common Stock
Class R2 Common Stock	-	Class R2 Common Stock
Class R4 Common Stock	-	Class R4 Common Stock
Prudential Growth Allocation Fund	-	PGIM Growth Allocation Fund
Class A Common Stock	-	Class A Common Stock
Class B Common Stock	-	Class B Common Stock
Class C Common Stock	-	Class C Common Stock
Class R Common Stock	-	Class R Common Stock
Class Z Common Stock	-	Class Z Common Stock
Class T Common Stock	-	Class T Common Stock
Class Q Common Stock	-	Class R6 Common Stock

20520803-v3

Prudential Moderate Allocation Fund	-	PGIM Moderate Allocation Fund
Class A Common Stock	-	Class A Common Stock
Class B Common Stock	-	Class B Common Stock
Class C Common Stock	-	Class C Common Stock
Class R Common Stock	-	Class R Common Stock
Class Z Common Stock	-	Class Z Common Stock
Class T Common Stock	-	Class T Common Stock
Class Q Common Stock	-	Class R6 Common Stock
Prudential Jennison Equity	-	PGIM Jennison Equity
Opportunity Fund		Opportunity Fund
Class A Common Stock	-	Class A Common Stock
Class B Common Stock	-	Class B Common Stock
Class C Common Stock	-	Class C Common Stock
Class Q Common Stock	-	Class R6 Common Stock
Class R Common Stock	-	Class R Common Stock
Class Z Common Stock	-	Class Z Common Stock
Class T Common Stock	-	Class T Common Stock

SECOND: The foregoing amendment to the Charter was approved by a majority of the entire Board of Directors of the Corporation and was limited to a change expressly authorized by Section 2-605(a)(2) of the Maryland General Corporation Law without action by the stockholders.

THIRD: These Articles of Amendment shall become effective at 12:01 a.m. on

June 11, 2018.

FOURTH: The undersigned officer of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of such officer's knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

20520803-v3

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its Vice President and attested by its Assistant Secretary as of this 14th day of May, 2018.

ATTEST:	THE PRUDENTIAL INVESTMENT
PORTFOLIOS, INC.

/s/ Claudia DiGiacomo

Name: Claudia DiGiacomo

Title: Assistant Secretary

By: /s/ Scott E. Benjamin(SEAL) Name: Scott E. Benjamin Title: Vice President

20520803-v3

PGIM Investments LLC

655 Broad Street – 17th Floor

Newark, New Jersey 07102

October 1, 2018

The Board of Directors

The Prudential Investment Portfolios, Inc.

655 Broad Street—17th Floor

Newark, New Jersey 07102

Re: PGIM Jennison Growth Fund

To the Board of Directors:

PGIM Investments LLC (PGIM Investments) has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.95% of average daily net assets for Class B shares and 0.60% of average daily net assets for Class R6 shares. Separately, PGIM Investment has contractually agreed, through January 31, 2020 to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the Total Annual Fund Operating Expenses to exceed 1.10% of average daily net assets for Class R2 shares or 0.85% of average daily net assets for Class R4 shares. The contractual waiver and expense limitation exclude interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The waiver and expense limitation may not be terminated prior to January 31, 2020 without the prior approval of the Fund's Board of Directors.

Very truly yours,

PGIM INVESTMENTS LLC

By:	/s/ Scott E. Benjamin
Name:	Scott E. Benjamin
Title:	Executive Vice President

PGIM Investments LLC

655 Broad Street – 17th Floor

Newark, New Jersey 07102

October 1, 2018

The Board of Directors

The Prudential Investment Portfolios, Inc.

655 Broad Street—17th Floor

Newark, New Jersey 07102

Re: PGIM Balanced Fund

To the Board of Directors:

PGIM Investments LLC (PGIM Investments) has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.00% of average daily net assets for Class A shares, 1.63% of average daily net assets for Class R shares and 0.65% of average daily net assets for Class R6 shares. This contractual expense waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund's Board of Directors.

Very truly yours,

PGIM INVESTMENTS LLC

By:	/s/ Scott E. Benjamin
Name:	Scott E. Benjamin
Title:	Executive Vice President

The Prudential Investment Portfolios, Inc.

PGIM Balanced Fund

(formerly, Prudential Balanced Fund)

AMENDMENT TO SUBADVISORY AGREEMENT

Amendment to Subadvisory Agreement made this 1st day of July 2018 between PGIM Investments LLC (the Manager) (formerly, Prudential Investments LLC) and PGIM, Inc. on behalf of its PGIM Fixed Income unit (PGIM).

WHEREAS the Manager and PGIM have mutually agreed to revise Schedule A of the Subadvisory Agreement, in order to reduce the subadvisory fee rate pursuant to which the Manager compensates PGIM for the services provided by PGIM to the PGIM Balanced Fund under the Subadvisory Agreement;

NOW THEREFORE, the parties mutually agree as follows:

1.Effective as of July 1, 2018, the subadvisory fee rate schedule appearing in Schedule A is hereby deleted in its entirety, and is replaced with the following new subadvisory fee rate schedule:

0.20% on average daily net assets managed by PGIM.

2. The Subadvisory Agreement is unchanged in all other respects.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Scott E. Benjamin

Scott E. Benjamin, Executive Vice President

PGIM, INC.

By: /s/ Jennifer King

Jennifer King, Vice President

PGIM Investments LLC

655 Broad Street – 17th Floor

Newark, New Jersey 07102

October 1, 2018

The Board of Directors

The Prudential Investment Portfolios, Inc.

655 Broad Street—17th Floor

Newark, New Jersey 07102

Re: PGIM Jennison Equity Opportunity Fund

To the Board of Directors:

PGIM Investments LLC (PGIM Investments) has contractually agreed, through January 31, 2020, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the Total Annual Fund Operating Expenses to exceed 2.03% of average daily net assets for Class B shares or 1.53% of average daily net assets for Class R shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This expense limitation may not be terminated prior to January 31, 2020 without the prior approval of the Fund's Board of Directors.

Very truly yours,

PGIM INVESTMENTS LLC

By:	/s/ Scott E. Benjamin
Name:	Scott E. Benjamin
Title:	Executive Vice President

PGIM Investments LLC

655 Broad Street – 17th Floor

Newark, New Jersey 07102

October 1, 2018

The Board of Directors

The Prudential Investment Portfolios, Inc.

655 Broad Street—17th Floor

Newark, New Jersey 07102

Re: PGIM Asset Allocation Funds

PGIM Conservative Allocation Fund

PGIM Moderate Allocation Fund

PGIM Growth Allocation Fund

To the Board of Directors:

PGIM Conservative Allocation Fund:

PGIM Investments LLC (PGIM Investments) has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.60% of average daily net assets for Class A shares, 1.35% of average daily net assets for Class B shares, 1.35% of average daily net assets for Class C shares,

0.85% of average daily net assets for Class R shares, 0.35% of average daily net assets for Class Z shares, and 0.35% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund's Board of Directors.

PGIM Moderate Allocation Fund:

PGIM Investments LLC (PGIM Investments) has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.60% of average daily net assets for Class A shares, 1.35% of average daily net assets for Class B shares, 1.35% of average daily net assets for Class C shares,

0.85% of average daily net assets for Class R shares, 0.35% of average daily net assets for Class Z shares, and 0.35% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund's Board of Directors.

PGIM Growth Allocation Fund:

PGIM Investments LLC (PGIM Investments) has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.60% of average daily net assets for Class A shares, 1.35% of average daily net assets for Class B shares, 1.35% of average daily net assets for Class C shares, 0.85% of average daily net assets for Class R shares, 0.35% of average daily net assets for Class Z shares, and 0.35% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund's Board of Directors.

Very truly yours,

PGIM INVESTMENTS LLC

By:	/s/ Scott E. Benjamin
Name:	Scott E. Benjamin
Title:	Executive Vice President

The Prudential Investment Portfolios, Inc.

PGIM Balanced Fund

(formerly, Prudential Balanced Fund)

AMENDMENT TO SUBADVISORY AGREEMENT

Amendment to Subadvisory Agreement made this 1st day of July 2018 between PGIM Investments LLC (the Manager) (formerly, Prudential Investments LLC) and Quantitative Management Associates LLC (QMA).

WHEREAS the Manager and QMA have mutually agreed to revise Schedule A of the Subadvisory Agreement, in order to reduce the subadvisory fee rate pursuant to which the Manager compensates QMA for the services provided by QMA to the PGIM Balanced Fund under the Subadvisory Agreement;

NOW THEREFORE, the parties mutually agree as follows:

1.Effective as of July 1, 2018, the subadvisory fee rate schedule appearing in Schedule A is hereby deleted in its entirety, and is replaced with the following new subadvisory fee rate schedule:

0.30% on average daily net assets managed by QMA.

2. The Subadvisory Agreement is unchanged in all other respects.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Scott E. Benjamin

Scott E. Benjamin, Executive Vice President

QUANTITATIVE MANAGEMENT ASSOCIATES LLC

By: /s/ Adam B. Broder

Adam B. Broder, Managing Director

Consent of Independent Registered Public Accounting Firm

The Board of Directors

Prudential Investment Portfolios, Inc.:

We consent to the use of our reports, dated November 19, 2018, with respect to the financial statements and financial highlights of PGIM Balanced Fund (formerly Prudential Balanced Fund), PGIM Jennison Growth Fund (formerly Prudential Jennison Growth Fund), PGIM Jennison Equity Opportunity Fund (formerly Prudential Jennison Equity Opportunity Fund), PGIM Conservative Allocation Fund (formerly Prudential Conservative Allocation Fund), PGIM Moderate Allocation Fund (formerly Prudential Moderate Allocation Fund), and PGIM Growth Allocation Fund (formerly Prudential Growth Allocation Fund), each a series of Prudential Investment Portfolios, Inc., as of September 30, 2018, and for the respective years or periods presented therein, each incorporated by reference herein. We also consent to the references to our firm under the headings "Financial Highlights" in the prospectuses and "Other Service Providers – Independent Registered Public Accounting Firm" and "Financial Statements" in the statement of additional information.

New York, New York

November 28, 2018

The Prudential Investment Portfolios, Inc.

PGIM Balanced Fund

Notice of Rule 12b-1 Fee Waiver

Class R Shares

THIS NOTICE OF RULE 12B-1 FEE WAIVER is signed as of October 1, 2018, by PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (PIMS), the principal underwriter of PGIM Balanced Fund (the Fund) which is a series of The Prudential Investment Portfolios, Inc. (the RIC), an open-end management investment company.

WHEREAS, PIMS desires to waive a portion of its distribution and shareholder services fees payable on Class R shares of the Fund (Rule 12b-1 fees); and

WHEREAS, PIMS understands and intends that the Fund will rely on this Notice and agreement in preparing a registration statement on Form N-1A and in accruing the Fund's expenses for purposes of calculating net asset value and for other purposes, and expressly permits the Fund to do so; and

WHEREAS, shareholders of the Fund will benefit from the ongoing contractual waiver by incurring lower Fund operating expenses than they would absent such waiver.

NOW, THEREFORE, PIMS hereby provides notice that it has agreed to limit the distribution and service (12b-1) fees incurred by Class R shares of the Fund to .50% of the average daily net assets of the Fund's Class R shares. This contractual waiver shall be effective from the date hereof until January 31, 2020.

IN WITNESS WHEREOF, PIMS has signed this Notice of Rule 12b-1 Fee Waiver as of the day and year first above written.

PRUDENTIAL INVESTMENT

MANAGEMENT SERVICES LLC

By: /s/ Scott E. Benjamin

Name: Scott E. Benjamin

Title: Vice President

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

PGIM Conservative Allocation Fund

Notice of Rule 12b-1 Fee Waiver

Class A Shares

Class R Shares

THIS NOTICE OF RULE 12b-1 FEE WAIVER is signed as of October 1, 2018 by PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (PIMS), the Principal Underwriter of PGIM Conservative Allocation Fund (the Fund), which is a series of THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC. (the RIC), an open-end management investment company.

WHEREAS, PIMS desires to waive a portion of its distribution and shareholder services fees payable on Class A shares of the Fund (Rule 12b-1 fees); and

WHEREAS, PIMS desires to waive a portion of its distribution and shareholder services fees payable on Class R shares of the Fund (Rule 12b-1 fees); and

WHEREAS, PIMS understands and intends that the RIC will rely on this Notice and agreement in preparing a registration statement on Form N-1A and in accruing the Fund's expenses for purposes of calculating net asset value and for other purposes, and expressly permits the Fund to do so; and

WHEREAS, shareholders of the Fund will benefit from the ongoing contractual waiver by incurring lower Fund operating expenses than they would absent such waiver.

NOW, THEREFORE, PIMS hereby provides notice that it has agreed to limit the distribution and service (12b-1) fees incurred by Class A shares of the Fund to .25% of the average daily net assets of the Fund's Class A shares, and it has agreed to limit the distribution and service (12b-1) fees incurred by Class R shares of the Fund to .50% of the average daily net assets of the Fund's Class R shares. This contractual waiver shall be effective from the date hereof through January 31, 2020.

IN WITNESS WHEREOF, PIMS has signed this Notice of Rule 12b-1 Fee Waiver as of the day and year first above written.

PRUDENTIAL INVESTMENT

MANAGEMENT SERVICES LLC

By: /s/ Scott E. Benjamin

Name: Scott E. Benjamin

Title: Vice President

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

PGIM Moderate Allocation Fund

Notice of Rule 12b-1 Fee Waiver

Class A Shares

Class R Shares

THIS NOTICE OF RULE 12b-1 FEE WAIVER is signed as of October 1, 2018 by PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (PIMS), the Principal Underwriter of PGIM Moderate Allocation Fund (the Fund), which is a series of THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC. (the RIC), an open-end management investment company.

WHEREAS, PIMS desires to waive a portion of its distribution and shareholder services fees payable on Class A shares of the Fund (Rule 12b-1 fees); and

WHEREAS, PIMS desires to waive a portion of its distribution and shareholder services fees payable on Class R shares of the Fund (Rule 12b-1 fees); and

WHEREAS, PIMS understands and intends that the RIC will rely on this Notice and agreement in preparing a registration statement on Form N-1A and in accruing the Fund's expenses for purposes of calculating net asset value and for other purposes, and expressly permits the Fund to do so; and

WHEREAS, shareholders of the Fund will benefit from the ongoing contractual waiver by incurring lower Fund operating expenses than they would absent such waiver.

NOW, THEREFORE, PIMS hereby provides notice that it has agreed to limit the distribution and service (12b-1) fees incurred by Class A shares of the Fund to .25% of the average daily net assets of the Fund's Class A shares, and it has agreed to limit the distribution and service (12b-1) fees incurred by Class R shares of the Fund to .50% of the average daily net assets of the Fund's Class R shares. This contractual waiver shall be effective from the date hereof through January 31, 2020.

IN WITNESS WHEREOF, PIMS has signed this Notice of Rule 12b-1 Fee Waiver as of the day and year first above written.

PRUDENTIAL INVESTMENT

MANAGEMENT SERVICES LLC

By: /s/ Scott E. Benjamin

Name: Scott E. Benjamin

Title: Vice President

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

PGIM Growth Allocation Fund

Notice of Rule 12b-1 Fee Waiver

Class A Shares

Class R Shares

THIS NOTICE OF RULE 12b-1 FEE WAIVER is signed as of October 1, 2018 by PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (PIMS), the Principal Underwriter of PGIM Growth Allocation Fund (the Fund), which is a series of THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC. (the RIC), an open-end management investment company.

WHEREAS, PIMS desires to waive a portion of its distribution and shareholder services fees payable on Class A shares of the Fund (Rule 12b-1 fees); and

WHEREAS, PIMS desires to waive a portion of its distribution and shareholder services fees payable on Class R shares of the Fund (Rule 12b-1 fees); and

WHEREAS, PIMS understands and intends that the RIC will rely on this Notice and agreement in preparing a registration statement on Form N-1A and in accruing the Fund's expenses for purposes of calculating net asset value and for other purposes, and expressly permits the Fund to do so; and

WHEREAS, shareholders of the Fund will benefit from the ongoing contractual waiver by incurring lower Fund operating expenses than they would absent such waiver.

NOW, THEREFORE, PIMS hereby provides notice that it has agreed to limit the distribution and service (12b-1) fees incurred by Class A shares of the Fund to .25% of the average daily net assets of the Fund's Class A shares, and it has agreed to limit the distribution and service (12b-1) fees incurred by Class R shares of the Fund to .50% of the average daily net assets of the Fund's Class R shares. This contractual waiver shall be effective from the date hereof through January 31, 2020.

IN WITNESS WHEREOF, PIMS has signed this Notice of Rule 12b-1 Fee Waiver as of the day and year first above written.

PRUDENTIAL INVESTMENT

MANAGEMENT SERVICES LLC

By: /s/ Scott E. Benjamin

Name: Scott E. Benjamin

Title: Vice President

The Prudential Investment Portfolios, Inc.

PGIM Jennison Equity Opportunity Fund

Notice of Rule 12b-1 Fee Waiver

Class R Shares

THIS NOTICE OF RULE 12b-1 FEE WAIVER is signed as of October 1, 2018 by PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (PIMS), the Principal Underwriter of PGIM Jennison Equity Opportunity Fund (the Fund), which is a series of THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC. (the RIC), an open-end management investment company.

WHEREAS, PIMS desires to waive a portion of its distribution and shareholder services fees payable on Class R shares of the Fund (Rule 12b-1 fees); and

WHEREAS, PIMS understands and intends that the RIC will rely on this Notice and agreement in preparing a registration statement on Form N-1A and in accruing the Fund's expenses for purposes of calculating net asset value and for other purposes, and expressly permits the Fund to do so; and

WHEREAS, shareholders of the Fund will benefit from the ongoing contractual waiver by incurring lower Fund operating expenses than they would absent such waiver.

NOW, THEREFORE, PIMS hereby provides notice that it has agreed to limit the distribution and service (12b-1) fees incurred by Class R shares of the Fund to .50% of the average daily net assets of the Fund's Class R shares. This contractual waiver shall be effective from the date hereof through January 31, 2020.

IN WITNESS WHEREOF, PIMS has signed this Notice of Rule 12b-1 Fee Waiver as of the day and year first above written.

PRUDENTIAL INVESTMENT

MANAGEMENT SERVICES LLC

By: /s/ Scott E. Benjamin

Name: Scott E. Benjamin

Title: Vice President

The Prudential Investment Portfolios, Inc.

PGIM Jennison Growth Fund

Notice of Rule 12b-1 Fee Waiver

Class R Shares

THIS NOTICE OF RULE 12b-1 FEE WAIVER is signed as of October 1, 2018, by PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (PIMS), the Principal Underwriter of PGIM Jennison Growth Fund (the Fund), which is a series of THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC. (the RIC), an open-end management investment company.

WHEREAS, PIMS desires to waive a portion of its distribution and shareholder services fees payable on Class R shares of the Fund (Rule 12b-1 fees); and

WHEREAS, PIMS understands and intends that the RIC will rely on this Notice and agreement in preparing a registration statement on Form N-1A and in accruing the Fund's expenses for purposes of calculating net asset value and for other purposes, and expressly permits the Fund to do so; and

WHEREAS, shareholders of the Fund will benefit from the ongoing contractual waiver by incurring lower Fund operating expenses than they would absent such waiver.

NOW, THEREFORE, PIMS hereby provides notice that it has agreed to limit the distribution and service (12b-1) fees incurred by Class R shares of the Fund to .50% of the average daily net assets of the Fund's Class R shares. This contractual waiver shall be effective from the date hereof through January 31, 2020.

IN WITNESS WHEREOF, PIMS has signed this Notice of Rule 12b-1 Fee Waiver as of the day and year first above written.

PRUDENTIAL INVESTMENT

MANAGEMENT SERVICES LLC

By: /s/ Scott E. Benjamin

Name: Scott E. Benjamin

Title: Vice President

PGIM INVESTMENTS RETAIL MUTUAL FUNDS

(each, the "Fund")

AMENDED AND RESTATED PLAN PURSUANT TO RULE 18F-3

The Fund hereby adopts this plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 (the "1940 Act"), setting forth the separate arrangement and expense allocation of each class of shares in each Fund, as applicable. Any material amendment to this plan with respect to a Fund is subject to prior approval of the Board of Directors/Trustees, including a majority of the independent Directors/Trustees.

CLASS CHARACTERISTICS
CLASS A SHARES:	Class A shares are subject to an initial sales charge and an annual distribution and/or service fee pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1 fee) not to exceed 0.30 of 1% per annum of the average daily net assets of the class. The initial sales charge is waived or reduced for certain eligible investors. Investors who purchase $1 million or more of Class A shares and for whom the initial sales charge would be waived are subject to a contingent deferred sales charge ("CDSC") of 1%
on shares that are redeemed within 12 months of purchase.
CLASS B SHARES:	Class B shares are not subject to an initial sales charge but are subject to a CDSC
(declining from 5% to zero over a six-year period) which will be imposed on certain redemptions and an annual Rule 12b-1 fee not to exceed 1% of the average daily net assets of the class. The CDSC is waived for certain eligible investors.
Class B shares automatically convert to Class A shares approximately seven years after purchase. Class B shares are closed to all purchase activity.
CLASS C SHARES:	Class C shares issued before October 28, 1998 are not subject to an initial sales charge but are subject to a 1% CDSC which will be imposed on certain redemptions within the first 18 month after purchase and an annual Rule 12b-1 fee not to exceed
1% of the average daily net assets of the class. Class C shares issued on or after
October 28, 1998 are not subject to an initial sales charge but are subject to a 1%
CDSC which will be imposed on certain redemptions within the first 12 month after purchase and an annual Rule 12b-1 fee not to exceed 1% of the average daily net assets of the class. Class C shares automatically convert to Class A shares approximately ten years after purchase.
CLASS R SHARES:	Class R shares are not subject to either an initial sales charge or CDSC, but they are subject to an annual Rule 12b-1 fee not to exceed 0.75 of 1% per annum of the average daily net assets of the class.
CLASS T SHARES:	Class T shares are subject to an initial sales charge and an annual distribution and/or service fee pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1 fee) not to exceed 0.25 of 1% per annum of the average daily net assets of the class. The initial sales charge is waived or reduced for certain eligible investors. The Class T shares are not subject to a CDSC.
CLASS Q SHARES:	Effective on or about June 11, 2018, all outstanding Class Q shares were renamed as Class R6 shares.
CLASS Z SHARES:	Class Z shares are not subject to either an initial sales charge or CDSC, nor are they subject to any Rule 12b-1 fee.
CLASS R1 SHARES:	Class R1 shares are not subject to either an initial sales charge or CDSC, but they are subject to an annual distribution fee pursuant to Rule 12b-1 under the 1940 Act and an annual service fee not to exceed 0.50 of 1% per annum and 0.10 of 1% per annum, respectively, of the average daily net assets of the class.
CLASS R2 SHARES:	Class R2 shares are not subject to either an initial sales charge or CDSC, but they are subject to an annual distribution fee pursuant to Rule 12b-1 under the 1940 Act and an annual service fee not to exceed 0.25 of 1% per annum and 0.10 of 1% per annum, respectively, of the average daily net assets of the class.
CLASS R3 SHARES:	Class R3 shares are not subject to either an initial sales charge or CDSC, but they are subject to an annual distribution fee pursuant to Rule 12b-1 under the 1940 Act and an annual service fee not to exceed 0.10 of 1% per annum and 0.10 of 1% per annum, respectively, of the average daily net assets of the class.
CLASS R4 SHARES:	Class R4 shares are not subject to either an initial sales charge or CDSC and are not subject to any distribution fee pursuant to Rule 12b-1 under the 1940 Act, but they are subject to an annual service fee not to exceed 0.10 of 1% per annum of the average daily net assets of the class.

CLASS R5 SHARES:	Class R5 shares are not subject to either an initial sales charge or CDSC, nor are they subject to any distribution and/or service fee.
CLASS R6 SHARES:	Class R6 shares are not subject to either an initial sales charge or CDSC, nor are they subject to any distribution and/or service fee.

INCOME AND EXPENSE ALLOCATIONS

Income, any realized and unrealized capital gains and losses, and expenses not allocated to a particular class of the Fund will be allocated to each class of the Fund on the basis of the net asset value of that class in relation to the net asset value of the Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends and other distributions paid by the Fund to each class of shares, to the extent paid, will be paid on the same day and at the same time, and will be determined in the same manner and will be in the same amount, except that the amount of the dividends and other distributions declared and paid by a particular class of the Fund may be different from that paid by another class of the Fund because of Rule 12b-1 fees, service fees and other expenses borne exclusively by that class.

EXCHANGE PRIVILEGE

Holders of Class A Shares, Class B Shares, Class C Shares, Class R Shares, Class T Shares, Class Z Shares, Class R1 Shares, Class R2 Shares, Class R3 Shares, Class R4 Shares, Class R5 Shares and Class R6 Shares shall have such exchange privileges as set forth in each Fund's current prospectus. Exchange privileges may vary among classes and among holders of a Class.

CONVERSION FEATURES

Prior to April 1, 2019, Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. On or after April 1, 2019, Class B shares will automatically convert to Class A shares on a monthly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. Class B shares acquired through the reinvestment of dividends or distributions will be subject to conversion in accordance with the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent such broker-dealer provides sub-accounting services to the Fund, otherwise the procedures utilized by Prudential Mutual Fund Services, LLC, or its affiliates, shall be used.

Class C shares will automatically convert to Class A shares on a monthly basis approximately ten years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. Class C shares acquired through the reinvestment of dividends or distributions will be subject to conversion in accordance with the procedures utilized by the broker-dealer through which the Class C shares were purchased, to the extent such broker-dealer provides sub-accounting services to the Fund, otherwise the procedures utilized by Prudential Mutual Fund Services, LLC, or its affiliates, shall be used. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares pro rata with the converting Class C shares that were not acquired through reinvestment of dividends or distributions.

GENERAL

A.Each class of shares shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

B.On an ongoing basis, the Directors/Trustees, pursuant to their fiduciary responsibilities under the 1940 Act and otherwise, will monitor the Fund for the existence of any material conflicts among the interests of its several classes. The Directors/Trustees, including a majority of the independent Directors/Trustees, shall take such action as is reasonably necessary to eliminate any such conflicts that may develop. Prudential Investments LLC, the Fund's Manager, will be responsible for reporting any potential or existing conflicts to the Directors/Trustees.

Approved: March 1, 2000 and November 14, 2018. Amended and Restated as of November 14, 2018.

The Prudential Investment Portfolios, Inc.
655 Broad Street
Newark, New Jersey 07102
November 29, 2018
VIA EDGAR
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-1520
Re:	485(b) Filing for The Prudential Investment Portfolios, Inc. Registration numbers 33-61997 and 811-07343
Dear Sir or Madam:
We are filing today via EDGAR a Post-Effective Amendment under Rule 485(b) to the Registration Statement of the above-referenced Registrant. This Post-Effective Amendment designates November 29, 2018 as its effective date.
As counsel to the Registrant, I represent that the instant Rule 485(b) filing does not contain disclosures that render the filing ineligible to become effective under Rule 485(b).
Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at 973-802-6469.
Sincerely,
/s/ Jonathan D. Shain

Jonathan D. Shain
Assistant Secretary